1933 Act Registration No. 33-12911
1940 Act Registration No. 811-5075

As filed with the Securities and Exchange Commission on July 17, 2001.

_____________________________________________________________________________
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Pre-Effective Amendment No.__
        Post-Effective Amendment No. 44           X

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 46               X

THE AAL MUTUAL FUNDS
(Exact name of registrant as specified in charter)

222 WEST COLLEGE AVENUE
APPLETON, WISCONSIN 54919-0007
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, including Area Code: (920) 734-5721

ROBERT G. SAME
President
THE AAL MUTUAL FUNDS
222 WEST COLLEGE AVENUE
APPLETON, WISCONSIN 54919-0007
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offerings:      Continuous

It is proposed that this filing will become effective:

       immediately upon filing pursuant to paragraph (b):
 X    on July 17, 2001pursuant to paragraph (b)
       60 days after filing pursuant to paragraph (a)(1)
       on (date) pursuant to paragraph (a)(1)
       75 days after filing pursuant to paragraph (a)(2)
       on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

____   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE AAL MUTUAL FUNDS

EQUITY, INDEX AND BALANCED FUNDS PROSPECTUS

Class A and B Shares

July 17, 2001

The AAL Technology Stock Fund

The AAL Aggressive Growth Fund

The AAL Small Cap Stock Fund

The AAL Small Cap Index Fund II

The AAL Small Cap Value Fund

The AAL Mid Cap Stock Fund

The AAL Mid Cap Index Fund II

The AAL International Fund

The AAL Capital Growth Fund

The AAL Large Company Index Fund II

The AAL Equity Income Fund

The AAL Balanced Fund

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                           PAGE
RISK/RETURN INFORMATION: INVESTMENT OBJECTIVES AND STRATEGIES

         PROSPECTUS SUMMARY
                  Reading the Prospectus
                  The Funds

                  Principal Risks Common to All Funds
                  Class A Versus Class B Shares
                  Institutional Shares

         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

         Investment Adviser
         Adviser Fees
         Portfolio Management
         Portfolio Turnover Rate

SHAREHOLDER INFORMATION
         Pricing Funds' Shares
         Choosing a Class of Shares
         Buying Shares
         Redeeming Shares
         Exchanging Shares
         Internet Transactions

DIVIDENDS

TAX CONSIDERATIONS

DISTRIBUTION ARRANGEMENTS
         12b-1 Fees
         Distribution Fees
         Service Fees
         Shareholder Maintenance Agreement

FINANCIAL HIGHLIGHTS
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund

RISK/RETURN INFORMATION: INVESTMENT OBJECTIVES AND STRATEGIES

PROSPECTUS SUMMARY

Reading the Prospectus

References to “you” and “your” in the prospectus refer to prospective investors or shareholders. References to “we,” “us” or “our” refer to the Trust or The AAL Mutual Funds (“Funds”) and Fund management, the adviser, and/or sub-adviser for The AAL Aggressive Growth Fund and The AAL International Fund, distributor, administrator, transfer agent and custodians.

The Funds

The AAL Mutual Funds are a series of separate mutual fund portfolios within a single trust (the "Trust"), each with a specific investment objective.

In this prospectus, we provide you with information on the investment objectives and policies of the Funds; risks of investing in the Funds; historic performance information; how to buy and sell Class A and Class B Shares; management and services provided to the Funds; and other information. This prospectus describes two share classes, Class A Shares and Class B Shares. You pay a sales charge immediately when you purchase Class A Shares (front-end sales charge or load). You pay a sales charge when you redeem Class B Shares held for less than five years (contingent deferred sales charge). In addition, you pay higher “12b-1 fees” for Class B Shares than Class A Shares. 12b-1 fees are ongoing asset-based fees that we charge pursuant to a plan to cover the costs of certain activities related to the distribution and service of the Funds’ shares.

Principal Risks Common to All Funds

You assume certain risks when you invest in any of the Funds. Risks specific to each Fund are discussed on the following pages. More generally, the investment style and strategies that we use to select stocks, bonds and other securities for each Fund depends on our ability to select those that perform well over time. Our selections may not always achieve our growth and/or income expectations, and securities we select could decline in value. There can be no assurance that any of the Funds will achieve its objective and you could lose money.

Class A versus Class B Shares

Whether you should purchase Class A or Class B Shares depends on how long you intend to own the shares and the size of your investment. If you intend to own shares for more than five years and plan to invest less than $100,000, you should consider Class B Shares. If you plan to redeem shares in less than five years or invest $100,000 or more, you should consider Class A Shares. The following table shows some of the differences between Class A and Class B Shares:

CLASS A SHARES                              CLASS B SHARES

o Maximum 4% front-end sales charge      o  No front-end sales charge
o No contingent deferred sales charge    o  Maximum 5% contingent deferred sales charge
o Lower annual expenses, which include   o  Higher annual expenses, which include 12b-1
  12b-1 fees, than Class B Shares           fees, than Class A Shares
o No conversion to Class B Shares        o  Automatic conversion to Class A Shares after 5 years

Institutional Shares

We also offer an institutional class of shares (“Institutional shares”). They are described in a separate prospectus. Institutional shares are for Lutheran organizations or enterprises with a minimum initial investment in the Funds of $500,000. We designed Institutional shares to give Lutheran organizations and enterprises (non-natural persons) or financial institutions acting in a fiduciary or agency capacity for these organizations a convenient means of accumulating an interest in The AAL Mutual Funds. Lutheran organizations or enterprises that invest in Institutional Shares purchase shares at net asset value. They do not pay initial sales charges, redemption fees or 12b-1fees. The performance of Class A, Class B and Institutional Shares will vary based on differences in sales charges and fees. For more information on the Funds’ Institutional shares and a prospectus, you may call The AAL Mutual Funds Service Center (the “service center”) at (800) 553-6319.

THE AAL TECHNOLOGY STOCK FUND

Investment Objective

The AAL Technology Stock Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in technology stocks. We focus on equity securities of companies engaged in offering and/or developing products, processes or services that utilize new or improved technologies. Within this group, we look for companies that we believe have strong potential for future growth. We may invest the remaining 35% of the Fund’s total assets in additional common stocks, preferred stocks, and securities convertible into these stocks. We limit our investment in convertible securities to no more than 5% of the Fund’s net assets. The technology companies in which we invest may be in any of the following industries, among others:

  computers, including products, software, hardware, electronic components, and semiconductors;
  network applications;
  the Internet;
  telecommunications;
  media and information services;
  medical devices and medical technology;
  pharmaceutical research and development;
  defense and aerospace; and
  biotechnology.

The Fund may also invest in securities of foreign issuers. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. Foreign securities for the Fund are selected, in part, based on analysis of the technology the company provides and the company’s financial strength. However, we also consider other factors when analyzing an individual, foreign security, such as; expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas. Typically, we consider an issuer as domiciled in a particular country if it:

  is incorporated under the laws of that country;
  has at least 50% of the value of its assets located in that country; or
  derives at least 50% of its income from operations or sales in that country.

The technology sector is composed of many companies representing different market capitalizations. The Fund invests in companies of any size, from small cap companies, to large cap companies. We take a “bottom up” approach to investing for the Fund, meaning each stock in the portfolio is individually selected, in part, based on analysis of the technology the company provides and the company’s financial strength. A company in the Fund’s portfolio will usually have a number of the following qualities: new technology, capable management and a strong outlook for growth. We sell a stock when the company no longer offers sustainable growth and we believe there are better, alternative investments. This investment strategy may result in short-term gains or losses for the Fund.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market, as measured by the S&P 500.

Industry Specific Concentration Risk: Industry specific funds may be more volatile than funds that diversify across many industries. Fund investments are primarily concentrated in technology-related industries. At times, stocks of companies in the technology industries may experience periods of significant price fluctuations. As a consequence, the Fund may be subject to more price volatility than a fund that invests in a broader range of industries.

Foreign Investment Risks: The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Small Cap Company Risks: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)       Class A Shares    Class B Shares
-----------------------------------------       --------------    --------------

Maximum sales charge (load) imposed on          4.00%             None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load)            None              5.00%
(as a percentage of net asset value)

Annual Fund Operating Expenses

(expenses deducted from Fund assets)            Class A Shares    Class B Shares
------------------------------------            --------------    --------------

Management Fees                                 0.75%             0.75%

Distribution and Service (12b-1) Fees           0.25%             1.00%

Other Expenses                                  1.40%             1.66%

                                                --------------- ----------------
Total Fund Operating Expenses                   2.40%             3.41%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period    Class A Shares    Class B Shares    Class B Shares without Redemptions
1 Year         $633              $844              $344
3 Years        $1,119            $1,348            $1,048
5 Years        $1,629            $1,774            $1,774
10 Years       $3,027            $3,160*           $3,160*

*Class B Shares convert to Class A Shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first 5 years and Class A expenses for the next 5 years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL AGGRESSIVE GROWTH FUND

Investment Objective

The AAL Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies

We invest in companies that offer the potential for accelerated earnings or revenue growth. Stocks of these companies are generally referred to as “growth” stocks. Under normal circumstance we invest at least 65% of the Fund’s total assets in common stocks, not including convertible securities. The Fund invests in companies of any size, from small cap companies, to large cap companies. The Fund may invest in any industry and sector.

We take a “bottom up” approach to investing for the Fund. In other words we seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. We make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, industry or other similar selection criteria. We sell a stock when the company no longer offers sustainable growth and we believe there are better, alternative investments. This investment strategy may result in short-term gains or losses for the Fund.

The Fund may invest in securities of foreign issuers. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and at times the Fund may have significant foreign exposure.

We may invest up to 35% of the Fund’s total assets in additional common stocks, preferred stocks, illiquid securities and high yield bonds or “junk bonds.” While high yield bonds have the potential for a higher yield than investment-grade bonds, they also have speculative characteristics including a higher risk of default on principal and interest payments.

The Fund may also invest in investment-grade bonds, however, the Fund does not invest in bonds for capital growth or for long time periods, but may invest in bonds for temporary defensive measures. We limit our investment in convertible securities to no more than 5% of the Fund’s net assets.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market, as measured by the S&P 500.

Aggressive Growth Investment Risk: “Growth” stocks tend to have greater price volatility than stocks of larger, well-established companies. Generally, the value of the Fund’s investments tends to increase more than the stock market, as measured by the S&P 500, during periods of rising stock prices. Conversely, the value of the Fund’s investments tends to decrease more than the stock market during periods of declining stock prices. However, these price trends may not always occur.

Small Cap Company Risks: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Foreign Investment Risks: The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Derivative Risk: The Fund may use futures, options, swaps, and other derivative instruments to hedge or protect the Fund from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Fund. However, if the Fund Manager’s judgment proves incorrect, the Fund’s performance could be worse than if the Fund had not used such instruments.

High Yield Bond Risk: High-yield bonds have a higher yield to compensate for greater risk that the issuer might not make its interest and principal payments. High-yield bonds are speculative and, therefore, typically considered to be below investment-grade bonds by national ratings agencies.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)         Class A Shares      Class B Shares
-----------------------------------------         --------------      --------------

Maximum sales charge (load) imposed on            4.00%               None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load)              None                5.00%
(as a percentage of net asset value)

Annual Fund Operating Expenses

(expenses deducted from Fund assets)              Class A Shares      Class B Shares
------------------------------------              --------------      --------------

Management Fees                                   0.80%               0.80%

Distribution and Service (12b-1) Fees             0.25                1.00

Other Expenses                                    1.07%               1.52%
 -------------------------- ------------
Total Fund Operating Expenses                     2.12%               3.32%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period     Class A Shares    Class B Shares    Class B Shares without Redemptions
1 Year          $606              $835              $335
3 Years         $1,037            $1,321            $1,021
5 Years         $1,493            $1,731            $1,731
10 Years        $2,754            $2,969*           $2,969*

*Class B Shares  convert to Class A Shares after five years.  Therefore,  the
10-year expense figure includes Class B expenses for the first 5 years and Class
A expenses for the next 5 years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL SMALL CAP STOCK FUND

Investment Objective

The AAL Small Cap Stock Fund seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund's total assets in small company common stocks. We may invest the remaining 35% of the Fund's total assets in any combination of small-cap, mid-cap and large-cap stocks and securities convertible into these stocks.

By small companies, we mean those with market capitalizations of less than $1.5 billion. We often refer to small company stocks as small-cap stocks. Small-cap stocks trade in the over-the-counter market as well as on U.S. securities exchanges. We focus on companies with market capitalizations ranging from $100 million to $1 billion. Generally, small companies have not yet gained a reputation for quality. Further, small companies tend to be less recognizable than companies listed in the S&P 500 or the S&P MidCap 400 Index. We look for small companies (including companies initially offering stock to the public) that, in our opinion: are in the early stages of development or positioned in new and emerging industries; have an opportunity for rapid growth; have capable management; and are financially sound.

Due to certain market inefficiencies, we believe properly selected small company stocks offer greater opportunities for long-term capital growth. We tend to sell the stocks of companies when we think that other investments offer better opportunities. This investment strategy may result in short-term gains or losses for the Fund.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices generally rise and periods when stock prices generally decline. Historically, small-cap stocks have experienced more price volatility than mid-cap and large-cap stocks. Generally, the value of the Fund’s investments tends to decrease more than the stock market, as measured by the S&P 500 Index, in a period of declining stock prices. Conversely, the value of the Fund’s investments tends to decrease more than the stock market in a period of declining stock prices. However, these price trends do not always occur. You could lose money investing in the Fund.

Small Cap Company Risk: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Class A Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Return
Class A Shares
Year Ended December 31st

12/31/97          16.85%
12/31/98          (2.49)%
12/31/99          13.16%
12/31/00          17.86%

The Fund's year-to-date return as of June 30, 2001 was 6.34%.

                Best and Worst Quarterly Returns

Best Quarter        2nd Quarter of 1997                    20.48%
Worst Quarter       3rd  Quarter of 1998                   (21.33)%

Average Annual Total Returns

The tables below compare the Fund’s average annual total returns for Class A and B shares with the S&P SmallCap 600 Index.* Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return for both the Fund and the S&P SmallCap 600 Index is calculated for the period ended December 31, 2000

Small Cap Stock Fund             1 Year                Since Inception
                                                       July 1, 1996
Class A Shares                   17.86%                13.15%
S&P SmallCap 600 Index           11.80%                12.31%

Small Cap Stock Fund                                   Since Inception
                                 1 Year                January 8, 1997

Class B Shares                   16.63%                10.11%
S&P SmallCap 600 Index           11.80%                11.67%

* The S&P SmallCap 600 Index is an unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                  Class A Shares        Class B Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on            4.00%                 None
purchases (as a percentage of offering price)
Maximum deferred sales charge (load) imposed on   None                  5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares        Class B Shares
(expenses deducted from Fund assets)
Management Fees                                   0.69%                 0.69%
Distribution and Service (12b-1) Fees             0.25                  1.00
Other Expenses                                    0.47%                 0.71%
Total Fund Operating Expenses                     1.41%                 2.40%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period     Class A Shares   Class B Shares   Class B Shares without Redemptions
1 Year          $538             $743             $243
3 Years         $828             $1,048           $748
5 Years         $1,140           $1,280           $1,280
10 Years        $2,023           $2,157*          $2,157*

* Class B Shares convert into Class A Shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first 5 years and Class A expenses for the next 5 years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL SMALL CAP VALUE FUND

Investment Objective

The AAL Small Cap Value Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stocks and securities convertible into small company common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's total assets in small company common stocks. We may invest the remaining 20% of the Fund's total assets in any combination of small-cap, mid-cap, or large-cap stocks and securities convertible into these stocks.

By small companies, we mean companies with market capitalizations within the range of the companies in the S&P Barra Small Cap Value Index. As of the date of this prospectus, the largest companies included in that Index had market capitalizations of approximately $2.1 billion.

Generally, small companies have not yet gained a reputation in the national or global market. Small companies tend to be less recognizable than companies listed in the S&P 500 or the S&P MidCap 400 Index. Due to certain market inefficiencies, we believe properly selected small company stocks offer greater opportunities for long-term capital growth.

We ordinarily invest in equity securities of companies with prices that are significantly below their intrinsic value. Intrinsic value is determined by a company’s ability to generate long term cash flow, maintain competitive position and other variables depending on a specific company’s situation. A company’s equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, we consider these factors, among others, in choosing companies:

  a stable or improving earnings record;
  sound finances;
  solid competitive position in a competitive industry;
  good management; and
  adequate company returns on investment

We consider these factors, among others, in choosing when to sell a stock:

  When the stock price reaches a value through appreciation that is reasonably more than the intrinsic value of the business; or
  If the fundamentals of the business change, or our analysis of the business change, and we believe the intrinsic value of the business is less than the stock price.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles upward and downward, including some periods when stock prices generally decline. Historically, small-cap stocks have experienced more price volatility than mid-cap and large-cap stocks. Generally, the value of the Fund’s investments tends to decrease more than the stock market in a period of declining stock prices. However, these price trends do not always occur. You could lose money investing in the Fund.

Small Cap Company Risk: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Past Performance

The Fund is first offering its shares to the public in this prospectus. Because the Fund has been in operation for less than a full year, there is no performance information.

Expenses

You pay certain expenses related to your investments. We refer to such direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid indirectly from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                  Class A Shares        Class B Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on            4.00%                 None
purchases (as a percentage of offering price)
Maximum deferred sales charge (load) imposed on   None                  5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares        Class B Shares
(expenses deducted from Fund assets)
Management Fees                                   0.70%                 0.70%
Distribution and Service (12b-1) Fees             0.25%                 1.00%
Other Expenses*                                   0.62%                 0.62%
Total Fund Operating Expenses                     1.57%                 2.32%

*Other Expenses are expressed as a percentage of average daily net assets based on management's estimate of expenses for the year ending April 30, 2002.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period   Class A Shares   Class B Shares   Class B Shares without Redemptions
1 Year        $553             $735             $235
3 Years       $876             $1,024           $724

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MID CAP STOCK FUND

Investment Objective

The AAL Mid Cap Stock Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks, of mid-sized companies.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in mid-sized company stocks. By mid-sized companies, we mean those with market capitalizations ranging from $100 million to $7.5 billion. Within this category, we generally focus on companies with market capitalizations ranging from $500 million to $3.5 billion. Mid-cap companies tend to be smaller and less seasoned than large-cap companies listed in the S&P 500. Mid-cap companies may trade in the over-the-counter market as well as on national securities exchanges.

We may invest the remaining 35% of the Fund’s total assets in any combination of additional mid-cap stocks, large-cap stocks and securities convertible into such stocks. We look for mid-sized companies (including companies initially offering their stock to the public) that, in our opinion:

  have prospects for growth in their sales and earnings;
  are in an industry with a good economic outlook;
  have high-quality management; and
  have a strong financial position.

We usually pick companies in the middle stages of their development. These companies tend to have established a record of profitability and possess a new technology, unique product, or market niche. We tend to sell stocks of companies when we think other investments offer better opportunities. Due to this policy, the Fund may, from time to time, have short-term gains or losses.

Principal Risks

Financial Risk: Stocks of mid-sized companies may present a greater risk of losing value than stocks of larger, more established companies, but may present less risk than stocks of smaller companies. Mid-sized companies tend to have relatively smaller revenues, narrower product lines, less management depth and smaller shares of the market for their products or services than large companies.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Due to the tendency for mid-cap stocks to have less liquidity in the market than large company stocks, the value of the Fund’s investments might increase and decrease more than the stock market in general, as measured by the S&P 500. You could lose money investing in the Fund.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Class A Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Return
Class A Shares
Year Ended December 31st

12/31/94          (4.79)%
12/31/95          44.49%
12/31/96          8.75%
12/31/97          18.03%
12/31/98          2.08%
12/31/99          18.33%
12/31/00          20.03%

The Fund's year- to-date return as of June 30, 2001 was (4.64)%.

                Best and Worst Quarterly Returns

Best Quarter           4th Quarter of 1998                22.85%
Worst Quarter          3rd Quarter of 1998              (21.26)%

Average Annual Total Returns

The tables below compare the Fund’s average annual total returns for Class A and B shares with the S&P MidCap 400 Index.* Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return for both the Fund and the S&P MidCap 400 Index is calculated for the period ended December 31, 2000.

Mid Cap Stock Fund                                      Since Inception
                            1 Year       5 Year          June 30, 1993

Class A Shares              20.03%       13.22%               14.60%
S&P Mid Cap 400 Index       17.51%       20.41%

Mid Cap Stock Fund                       Since Inception
                           1 Year        January 8, 1997

Class B Shares             18.82%        13.06%
S&P Mid Cap 400 Index      17.51%

* The S&P MidCap 400 Index* is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                  Class A Shares      Class B Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on            4.00%               None
purchases (as a percentage of offering price)
Maximum deferred sales charge (load) imposed on   None                5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares      Class B Shares
(expenses deducted from Fund assets)
Management Fees                                   0.66%               0.66%
Distribution and Service (12b-1) Fees             0.25%               1.00%
Other Expenses                                    0.26%               0.54%
Total Fund Operating Expenses                     1.17%               2.20%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period   Class A Shares   Class B Shares   Class B Shares without Redemptions
1 Year        $514             $723             $223
3 Years       $757             $988             $688
5 Years       $1,018           $1,180           $1,180
10 Years      $1,764           $1,919*          $1,919*

* Class B Shares convert into Class A Shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first 5 years and Class A expenses for the next 5 years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL INTERNATIONAL FUND

Investment Objective

The AAL International Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in foreign stocks primarily traded in at least three countries, not including the United States. We do not have any limitations on how much of the Fund’s assets we may invest in securities primarily traded in any one country. Typically, we consider an issuer as domiciled in a particular country if it:

  is incorporated under the laws of that country;
  has at least 50% of the value of its assets located in that country; or
  derives at least 50% of its income from operations or sales in that country.

We may invest the remaining 35% of the Fund’s total assets in a combination of the following: additional foreign stocks; U.S. stocks; structured notes and/or preferred stocks; and up to 20% of the Fund’s total assets in U.S. and foreign bonds and other debt obligations, including lower-rated debt, commonly referred to as “junk bonds.” We do not place any restrictions on the debt ratings of securities acquired or the portion of the Fund’s assets we may invest in a particular rating category for the Fund.

[Sidebar: Mature and Emerging Markets]

Mature Markets: A mature market is generally defined as a stable and efficient country economy with well-developed governmental entities and an advanced financial infrastructure.

Emerging Markets: An emerging market refers to a lesser-developed country economy. An emerging market is characterized by relatively weak governmental entities and a developing financial infrastructure with market inefficiencies.

The following examples help distinguish mature markets and emerging markets.

Mature Markets                Emerging Markets
United States                 Turkey
Japan                         Singapore
Canada                        South Korea
United Kingdom                Brazil

We focus on stocks primarily trading in the United Kingdom, Western Europe, Australia, Far East, Latin America and Canada. Many of these markets are mature, while others are emerging. There are no limits on the extent to which we can invest in either mature or emerging markets. We may invest up to 100% of the Fund’s total assets in emerging markets.

Pending the investment of cash from new sales or to meet ordinary daily cash needs, we may, subject to the fundamental investment objective, hold cash temporarily (U.S. dollars, foreign currencies or multinational foreign currency units) for the Fund. For defensive purposes, we may temporarily invest any portion of the Fund’s total assets in money market instruments.

Principal Risks

Foreign Investment Risk: The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Currency Fluctuations: A change in the value of a foreign currency against the U.S. dollar may affect the value (in terms of U.S. dollars) of the foreign stocks held by the Fund. The value of the Fund's foreign stocks also may be affected significantly by currency restrictions and currency exchange control regulations enacted from time to time by foreign governments.

Market Characteristics and Liquidity: Foreign exchanges and markets may be more volatile than those in the United States and foreign stocks may be less liquid than domestic securities. Settlement practices for transactions in foreign stock markets may differ from those practices in U.S. stock markets and may involve delays beyond customary periods in the United States.

Political and Economic Factors: The economies of some foreign countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Also, some foreign governments participate to a significant degree, through ownership interests or regulation, in their economies. Actions by these governments could include restrictions on foreign investments, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on the prices of stocks and the payment of interest on bonds. The economies of many foreign countries are highly dependent on international trade and therefore, are affected by trade policies and economic conditions of their trading partners. If those trading partners engage in protectionist trade legislation, the price of the stocks of the foreign country and the markets in which they trade could be affected.

Regulation: Some foreign countries have less supervision and regulation of securities markets, broker/dealers and issuers of securities than is the case in the United States. Also, many foreign countries do not require publicly traded companies to disclose information which is as extensive and detailed as that which public companies in the United States are required to disclose. This lack of regulation and disclosure makes our assessment of the growth potential of stocks we select less certain than might be the case for domestic stocks.

These risks tend to be more pronounced in emerging markets than is the case for mature markets. We may invest up to 100% of the Fund's net assets in emerging-growth countries.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Class A Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Return
Class A Shares
Year Ended December 31st

12/31/96          12.21%
12/31/97           0.97%
12/31/98          11.06%
12/31/99          39.66%
12/31/00        (18.12)%

The Fund's year-to-date return as of June 30, 2001 was (17.41)%.

                  Best and Worst Quarterly Returns

Best Quarter          4th Quarter of 1999                    23.40%
Worst Quarter         3rd Quarter of 1998                  (12.50)%

Average Annual Total Returns

The tables below compare the Fund’s average annual total returns for Class A and B shares with the EAFE® Index.* Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return for both the Fund and the EAFE® Index is calculated for the period ended December 31, 2000.

International Fund                             Since Inception
                          1 Year               August 1, 1995

Class A Shares            (18.12)%             7.23%
EAFE(R)Index              (14.17)%             6.95%**

International Fund                             Since Inception
                          1 Year               January 8, 1997

Class B Shares            (18.97)%             5.29%
EAFE(R)Index              (14.17)%             7.40%***

* The Morgan Stanley Capital International, Europe, Australasia, Far East Index (EAFE® Index) is a stock index designed to measure the investment returns of the developed countries outside North America. The EAFE® Index currently includes stocks from 21 countries.
** Index returns are from July 31, 1995 through December 31, 2000 since returns are calculated on a monthly basis at the end of the month.
*** Index returns are from December 31, 1996 through December 31, 2000 since returns are calculated on a monthly basis at the end of the month.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                  Class A Shares       Class B Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on            4.00%                None
purchases (as a percentage of offering price)
Maximum deferred sales charge (load) imposed on   None                 5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares       Class B Shares
(expenses deducted from Fund assets)
Management Fees                                   0.61%                0.61%
Distribution and Service (12b-1) Fees             0.25%                1.00%
Other Expenses                                    0.52%                0.92%
Total Fund Operating Expenses                     1.38%                2.53%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period   Class A Shares   Class B Shares   Class B Shares without Redemptions
1 Year        $535             $756             $256
3 Years       $819             $1,088           $788
5 Years       $1,125           $1,345           $1,345
10 Years      $1,991           $2,199*          $2,199*

* Class B Shares convert into Class A Shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first 5 years and Class A expenses for the next 5 years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL CAPITAL GROWTH FUND

Investment Objective

The AAL Capital Growth Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in common stocks, not including convertible securities. Generally, we focus on dividend-paying stocks issued by companies with earnings growth per share that is higher than stocks included in the S&P 500. In selecting stocks, we look for quality, operating growth predictability and financial strength.

We may invest the remaining 35% of the Fund’s total assets in additional common stocks, preferred stocks and bonds. The Fund does not invest in bonds for capital growth or for long time periods. We limit our investments in convertible securities to no more than 5% of the Fund’s net assets.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase and decrease more than the stock market in general, as measured by the S&P 500.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Class A Shares for the past 10 years. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Return
Class A Shares
Year Ended December 31st

12/31/91          30.19%
12/31/92           5.71%
12/31/93           6.06%
12/31/94         (1.38)%
12/31/95          31.00%
12/31/96          22.05%
12/31/97          33.57%
12/31/98          28.19%
12/31/99          22.61%
12/31/00         (1.09)%

The Fund's year-to-date return as of June 30, 2001 was (9.50)%.

               Best and Worst Quarterly Returns

Best Quarter        4th Quarter of 1998             21.92%
Worst Quarter       3rd Quarter of 1990           (11.88)%

Average Annual Total Returns

The tables below compare the Fund’s average annual total returns for Class A and B shares with the S&P 500.* Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return is calculated for the period ended December 31, 2000.

Capital Growth Fund        1 Year             5 Year                 10 Year
Class A Shares             (1.09)%            20.44%                 16.93%
S&P 500                    (9.11)%            18.33%                 17.46%

Capital Growth Fund        1 Year             Since Inception
                                              January 8, 1997

Class B Shares             (2.10)%            18.64%
S&P 500                    (9.11)%            17.00%

* The S&P 500 is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                  Class A Shares        Class B Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on            4.00%                 None
purchases (as a percentage of offering price)
Maximum deferred sales charge (load) imposed on   None                  5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares        Class B Shares
(expenses deducted from Fund assets)
Management Fees                                   0.53%                 0.53%
Distribution and Service (12b-1) Fees             0.25%                 1.00%
Other Expenses                                    0.13%                 0.35%
Total Fund Operating Expenses                     0.91%                 1.88%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period   Class A Shares   Class B Shares   Class B Shares without Redemptions
1 Year        $489             $691             $191
3 Years       $679             $891             $591
5 Years       $884             $1,016           $1,016
10 Years      $1,475           $1,604*          $1,604*

* Class B Shares convert into Class A Shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first 5 years and Class A expenses for the next 5 years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL EQUITY INCOME FUND

Investment Objective

The AAL Equity Income Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in income-producing equity securities. By “income-producing equity securities,” we mean equity securities, including securities exchangeable or convertible into equity securities, that offer dividend yields that exceed the average dividend yields on stocks comprising the S&P 500. We may invest the remainder of the Fund’s total assets, in whole or in part, in additional income-producing equity securities, bonds and commercial paper.

In selecting equity securities for the Fund, we look for companies that:

  have a good growth rate and return on capital;
  have favorable aspects for future growth and dividends;
  are financially sound;
  have high-quality management; and
  are in a favorable competitive environment.

We buy bonds, including convertible securities, if, at the time of purchase at least two nationally recognized statistical rating organizations (NRSRO’s) have rated them investment grade; or, if unrated, we have determined them to be of a credit quality comparable to investment grade. We may invest up to 5% of the Fund’s total assets in such securities rated below investment grade, otherwise known as “high yield bonds” or “junk bonds.” High-yield bonds generally offer a higher yield than investment grade bonds, but also expose the Fund to greater risk that the issuer might not make its interest and principal payments. We may invest up to 5% of the Fund’s total assets in such securities rated below investment grade. We buy commercial paper rated in the top two categories by a NRSRO. We may buy unrated commercial paper, if we determine the commercial paper is of a credit quality comparable to investment grade.

We expect to receive income from dividends paid on equity investments and interest earned on debt securities. We seek capital growth by attempting to select income-producing equity securities that we believe are under-priced relative to the securities of companies with comparable fundamentals.

Principal Risks

Industry Concentration: Income-producing equity securities in which the Fund invests tend to be more prevalent in some market sectors than others, for example; communications, retail, energy, utilities, financial services and consumer non-cyclical and cyclical market sectors. Prices of stocks of companies in these industries may not always move in tandem with the market, generally, causing the Fund’s performance to lag or outperform the overall market.

Financial Risk: The market sectors in which companies tend to issue income-producing equity securities usually have high operating, interest and other regulatory expenses, such as the public utilities industry. Also, some of these sectors are maturing, meaning that growth is peaking. Companies in these market sectors frequently use their profits for paying higher dividends rather than reinvesting for company growth. As a result, income-producing equity securities typically have lower capital growth potential than equity securities in other sectors. Capital growth for many income-producing equity securities corresponds to the company’s competitive position, in particular its capability to capture market share from its competitors.

Interest Rate Risk: Like bonds, changes in the level of interest rates affect the value of income-producing equity securities and the value of the Fund as a whole. Their values tend to move in the opposite direction of interest rates.

Market Risk: Market cycles affect all equity securities over time, with periods when stock prices rise generally and periods when stock prices decline generally. However, income-producing equity securities may rise less and fall less than the market as a whole, because of the higher income component of these securities.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Class A Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Return
Class A Shares
Year Ended December 31st

12/31/95          29.17%
12/31/96          4.81%
12/31/97          22.37%
12/31/98          13.29%
12/31/99          4.09%
12/31/00          9.51%

The Fund's year-to-date return as of June 30, 2001 was (4.81)%.

                     Best and Worst Quarterly Returns

Best Quarter             4th Quarter of 1998                    15.04%
Worst Quarter            3rd Quarter of 1998                    (10.34)%

Average Annual Total Returns

The tables below compare the Fund’s average annual total returns for Class A and B shares with the S&P 500/Barra Value index* and the S&P 500**. Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return for the Fund and the indexes are calculated for the period ended December 31, 2000.

Equity Income Fund        1 Year          5 Year                 Since Inception
                                                                 March 18, 1994

Class A Shares            9.51%           10.62%                 10.64%
S&P 500/Barra Value       6.08%           16.81%                 16.92%
S&P 500                   (9.11)%         18.33%                 18.60%

Equity Income Fund       1 Year            Since Inception
                                           January 8, 1997

Class B Shares           8.40%             11.18%
S&P 500/Barra Value      6.08%             15.41%
S&P 500                  (9.11)%           17.00%

* The S&P 500/Barra Value index is an unmanaged capitalization weighted index composed of the lowest price-to-book securities in the S&P 500. This index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as “value” and the other half as “growth.”
**The S&P 500 is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks. Since inception, the Fund had been compared to the S&P 500 because the index was representative if the Fund’s general investment approach. However, we believe that the S&P 500/Barra Value index serves as a more accurate reflection of the Fund’s current investment strategy. Consequently, we will use the S&P/Barra Value index as the Fund’s benchmark to compare performance against.

[Sidebar]
Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                  Class A Shares     Class B Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on            4.00%              None
purchases (as a percentage of offering price)
Maximum deferred sales charge (load) imposed on   None               5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares     Class B Shares
(expenses deducted from Fund assets)
Management Fees                                   0.45%              0.45%
Distribution and Service (12b-1) Fees             0.25%              1.00%
Other Expenses                                    0.26%              0.53%
Total Fund Operating Expenses                     0.96%              1.98%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period      Class A Shares     Class B Shares    Class B Shares without Redemptions

1 Year           $494               $701              $201
3 Years          $694               $921              $621
5 Years          $910               $1,068            $1,068
10 Years         $1,531             $1,684*           $1,684*

* Class B Shares convert into Class A Shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first 5 years and Class A expenses for the next 5 years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL BALANCED FUND

Investment Objective

The AAL Balanced Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

Principal Investment Strategies

Under normal circumstances, we invest from 50% to 60% of the Fund’s total assets in common stocks, from 30% to 40% in fixed-income securities (bonds) and up to 20% in money market instruments. However, we will at all times maintain an investment mix within the following ranges:

  35% to 75% in common stocks;
  25% to 50% in fixed-income securities (bonds); and
  0% to 40% in money market instruments.

We select investments in each category of security by using the following criteria:

  common stocks, including the securities in which The AAL Capital Growth Fund may invest;
  bonds and other debt securities with maturities generally exceeding one year, including securities in which The AAL Bond Fund may invest; and
  money market instruments and other debt securities with maturities generally not exceeding 397 days, including the securities in which The AAL Money Market Fund may invest.

We periodically review and adjust the mix of investments among these three categories to capitalize on potential variations in returns produced by the interaction of changing financial markets and economic conditions. Changes in the investment mix may occur several times within a year or over several years, depending on market and economic conditions.

Principal Risks

Stock Investment Risks

Financial Risk: Many factors affect an individual company’s performance, such as its management or the demand for a company’s products or services. Company performance affects the value of stock and the value of stocks in the Fund’s portfolio.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than the stock market in general, as measured by the S&P 500. Because we invest 35% to 75% of the Fund’s assets in stocks, fluctuating stock prices will have a significant impact on the Fund’s value (the price of the Fund’s annual returnshares).

Bond and Money Market Instrument Investment Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds and money market instruments in the portfolio and the value of the Fund as a whole.

Credit Risk: The creditworthiness of bond issuers will affect the value of their bonds and money market instruments, which may decline during the Fund’s holding periods and affect the value of the Fund as a whole.

Asset Allocation Risks

We may shift the portfolio’s asset mix of stocks, bonds and money market instruments based on existing or anticipated market conditions. The returns you receive will depend on how we have allocated the Fund’s investments across these asset categories. As the allocation fluctuates over time, your returns fluctuate as well. The Fund’s performance will depend on our ability to successfully predict market and economic trends and to achieve optimal allocation.

The Fund seeks total return, consisting of capital appreciation, current income and long-term income growth, by following an asset allocation strategy. The Fund, however, may not achieve as high a level of either capital appreciation or income as a mutual fund that has only one of these as a primary objective.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Class A Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Return
Class A Shares
Year Ended December 31st

12/31/98          18.04%
12/31/99          10.97%
12/31/00          3.31%

The Fund's year-to-date return as of June 30, 2001 was (3.18)%.

                  Best and Worst Quarterly Returns

Best Quarter             4th Quarter of 1998                    11.28%
Worst Quarter            3rd Quarter of 1998                    (4.54)%

Average Annual Total Returns

The tables below compare the Fund’s average annual total returns for Class A and B shares with the S&P 500* and the Lehman Aggregate Bond Index.** Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return for the Fund, the S&P 500 and the Lehman Aggregate Bond Index is calculated for the period ended December 31, 2000.

Balanced Fund                    1 Year         Since Inception
                                                December 29, 1997

Class A Shares                   3.31%          10.60%
S&P 500                          (9.11)%        12.92%
Lehman  Aggregate Bond Index     11.63%         6.37%

Balanced Fund                    1 Year         Since Inception
                                                December 29, 1997

Class B Shares                   2.26%          9.59%
S&P 500                          (9.11)%        12.92%
Lehman  Aggregate Bond Index     11.63%         6.37%

* The S&P 500 is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks.
**The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

[Sidebar]
Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                  Class A Shares      Class B Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on            4.00%               None
purchases (as a percentage of offering price)
Maximum deferred sales charge (load) imposed on   None                5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares      Class B Shares
(expenses deducted from Fund assets)
Management Fees                                   0.55%               0.55%
Distribution and Service (12b-1) Fees             0.25%               1.00%
Other Expenses                                    0.22%               0.43%
Total Fund Operating Expenses                     1.02%               1.98%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period      Class A Shares    Class B Shares    Class B Shares without Redemptions
1 Year           $500              $701              $201
3 Years          $712              $921              $621
5 Years          $941              $1,068            $1,068
10 Years         $1,598            $1,721*           $1,721*

* Class B Shares convert into Class A Shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first 5 years and Class A expenses for the next 5 years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL LARGE COMPANY INDEX FUND II

Investment Objective

The AAL Large Company Index Fund II seeks total returns that track the performance of the S&P 500, by investing primarily in common stocks comprising the Index.

Principal Investment Strategies

We select stocks through the use of computer models, instead of using traditional analysis, to duplicate the S&P 500 in proportion to their weightings in the Index. We try to hold all the stocks that comprise the Index, however, there may be variations and delays from time to time due to periodic changes to the Index. We expect portfolio turnover of no more than 50% per year. We seek a correlation factor of 0.95% of the S&P 500.

To the extent possible, the Fund will be fully invested in the Index. Our ability to match the performance of the S&P 500 will be affected by the size and timing of cash flows into and out of the Fund. We will try to manage the Fund to minimize such effects. The Fund has expenses that an index does not have, so the Fund will not be able to exactly match the performance of its comparable index.

We may also invest to some degree in money market instruments. We do not expect to have more than 5% of the Fund’s assets in money market instruments.

Stocks have historically performed better as an asset class than bonds. Although there is a greater potential for reward, there are also greater risks. Even though we attempt to follow the performance of the S&P 500, we cannot guarantee these results. You could lose money investing in the Fund

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market as measured by the S&P 500.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)         Class A Shares     Class B Shares
-----------------------------------------         --------------     --------------

Maximum sales charge (load) imposed on            4.00%              None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load)              None               5.00%
(as a percentage of net asset value)

Annual Fund Operating Expenses
(expenses deducted from Fund assets)
------------------------------------

Management Fees                                   0.25%              0.25%

Distribution and Service (12b-1) Fees             0.25%              1.00%

Other Expenses                                   0.96%              1.08%
 ----------------------- -----------
Total Fund Operating Expenses                    1.46%              2.33%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period     Class A Shares    Class B Shares    Class B Shares without Redemptions
1 Year          $543              $736              $236
3 Years         $843              $1,027            $727
5 Years         $1,166            $1,245            $1,245
10 Years        $2,076            $2,155*           $2,155*

*Class B Shares convert to Class A Shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first 5 years and Class A expenses for the next 5 years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MID CAP INDEX FUND II

Investment Objective

The AAL Mid Cap Index Fund II seeks total returns that track the performance of the S&P MidCap 400 Index, by investing primarily in common stocks comprising the Index.

Principal Investment Strategies

We select stocks through the use of computer models, instead of using traditional analysis, to duplicate the S&P MidCap 400 Index in proportion to their weightings in the index. We try to hold all the stocks that comprise the Index, however, there may be variations and delays from time to time due to periodic changes to the Index. We expect portfolio turnover of no more than 50% per year.

To the extent possible, the Fund will be fully invested in the Index. Our ability to match the performance of the S&P MidCap 400 Index will be affected by the size and timing of cash flows into and out of the Fund. We will try to manage the Fund to minimize such effects. The Fund has expenses that an index does not have, so the Fund will not be able to exactly match the performance of its comparable index.

We may also invest to some degree in money market instruments. We do not expect to have more than 5% of the Fund’s assets in money market instruments. Stocks have historically performed better as an asset class than bonds. Although there is a greater potential for reward, there are also greater risks. Although we attempt to follow the performance of the S&P MidCap 400 Index, we cannot guarantee these results. You could lose money investing in the Fund.

Principal Risks

Financial Risk: Stocks of mid-sized companies may present a greater risk of losing value than stocks of larger, more established companies, but may present less risk than stocks of smaller companies. Mid-sized companies tend to have relatively smaller revenues, narrower product lines, less management depth and smaller shares of the market for their products or services than large companies.

Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Due to the tendency for mid-cap stocks to have less liquidity in the market than large company stocks, the value of the Fund’s investments might increase or decrease more than the stock market in general, as measured by the S&P 400 MidCap Index.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)       Class A Shares     Class B Shares
-----------------------------------------       --------------     --------------

Maximum sales charge (load) imposed on
Purchases (as a percentage of offering price)   4.00%              None

Maximum deferred sales charge (load)
(as a percentage of net asset value)            None               5.00%

Annual Fund Operating Expenses
(expenses deducted from Fund assets)
------------------------------------

Management Fees                                 0.25%              0.25%

Distribution and Service (12b-1) Fees           0.25%              1.00%

Other Expenses                                  1.21%              1.32%
 ----------------------- ------------
Total Fund Operating Expenses                   1.71%              2.57%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period    Class A Shares   Class B Shares   Class B Shares without Redemptions
1 Year         $567             $760             $260
3 Years        $917             $1,099           $799
5 Years        $1,291           $1,365           $1,365
10 Years       $2,339           $2,412*          $2,412*

*Class B Shares convert to Class A Shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first 5 years and Class A expenses for the next 5 years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL SMALL CAP INDEX FUND II

Investment Objective

The AAL Small Cap Index Fund II seeks capital growth that tracks the performance of the S&P SmallCap 600 Index, by investing primarily in common stocks of the index.

Principal Investment Strategies

This Fund is indexed against the S&P SmallCap 600 Index by holding the stocks that make up the index in proportion to their weighting in the index. We select stocks through the use of computer models instead of using traditional analysis to duplicate the index. We try to hold all of the stocks that make up the index, however there may be variations and delays from time to time due to periodic changes made to the index. We expect portfolio turnover of no more than 50% per year.

To the extent possible, the Fund will be fully invested. Our ability to match the performance of the S&P SmallCap 600 Index will be affected to some extent by the size and timing of cash flows into and out of the portfolio. Since the portfolio has expenses that an index does not have, the performance will not match the index exactly. We will try to manage the portfolio to reduce such effects.

We may also invest to some degree in money market instruments. We do not expect them to exceed 5% of the portfolio’s assets. Although we will attempt to follow the performance of the S&P SmallCap 600 Index, we cannot guarantee these results. You could lose money investing in the Fund.

Principal Risks

Small company stocks are considerably more risky than large company stocks since small companies are less mature and don’t have access to financial resources that a large company would have. While the risks are greater so is the potential for greater reward. There are three primary types of risk to which this Fund is subject: financial risk, market risk, and volatility risk.

Financial Risk: With financial risk there is the possibility that an individual company may not perform well and, as a result, the value of that company’s security may decline. Financial risk is more pronounced in the securities of small, less established companies that make up the bulk of the Fund’s portfolio.

Market Risk: There is the risk that the value of the Fund’s annual returnshares go up and down, to some degree, with the market. Stocks of these companies present a greater risk of losing value than stocks of larger, more established companies. The stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.

Volatility Risk: Historically, small capitalization stocks have experienced more price volatility than mid-size and large capitalization stocks. Some of the reasons they have greater volatility include:

  less certain growth prospects of small firms;
  lower degree of liquidity in the markets for such stocks; and
  greater sensitivity of small companies to changing economic conditions.

As a result, the value of the Fund’s investments may increase and decrease substantially more than the stock market in general, as measured by the S&P 500. As a result, you have a greater risk of losing money in this Fund.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)       Class A Shares   Class B Shares
-----------------------------------------       --------------   --------------

Maximum sales charge (load) imposed on
Purchases (as a percentage of offering price)   4.00%            None

Maximum deferred sales charge (load)
(as a percentage of net asset value)            None             5.00%

Annual Fund Operating Expenses
(expenses deducted from Fund assets)
------------------------------------

Management Fees                                 0.25%            0.25%

Distribution and Service (12b-1) Fees           0.25%            1.00%

Other Expenses                                  1.36%            1.42%
 ----------------------- -----------
Total Fund Operating Expenses                   1.86%            2.67%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period    Class A Shares    Class B Shares    Class B Shares without Redemptions
1 Year         $581              $770              $270
3 Years        $961              $1,129            $829
5 Years        $1,366            $1,415            $1,415
10 Years       $2,493            $2,544*           $2,544*

*Class B Shares convert to Class A Shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first 5 years and Class A expenses for the next 5 years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

Investment Adviser

AAL Capital Management Corporation (“AAL CMC”) serves as investment adviser and distributor to the Funds. AAL CMC was organized in 1986 as a Delaware corporation. AAL Holdings Inc., a wholly owned subsidiary of Aid Association for Lutherans (“AAL”) owns all of AAL CMC’s shares. AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.8 million members and is one of the world’s largest fraternal benefit societies in terms of assets and life insurance in force. AAL ranks in the top two percent of all life insurers in the United States in terms of ordinary life insurance (over $90.7 billion in force). Membership is open to Lutherans and their families who serve or are associated with Lutherans or Lutheran organizations, but who are not Lutheran. AAL offers life, health, and disability income insurance and fixed annuities to its members, and all members are part of one of approximately 10,000 local AAL branches throughout the United States. Through AAL CMC, AAL offers The AAL Mutual Funds. AAL CMC has served as adviser to The AAL Mutual Funds since the commencement of operations. As of December 31, 2000, AAL CMC managed over $10.3 billion for The AAL Mutual Funds. On June 26, 2001, the Board of Directors of AAL gave initial approval to a merger with Lutheran Brotherhood, a fraternal benefit society headquartered in Minneapolis, Minnesota. As of the date of this prospectus, there are no plans to change the operations or structure of AAL CMC.

Sub-Advisers
The AAL International Fund

Oechsle International Advisors, LLC (“Oechsle”) is the sub-adviser to The AAL International Fund. Oechsle is a Delaware limited liability company and a registered investment adviser. Pursuant to the sub-advisory agreement, Oechsle makes the day-to-day investment decisions for the portfolio under the direction and control of AAL Capital Management Corporation. Oechsle determines which securities to purchase and sell, arranges the purchases and sales and assists in formulating and implementing the investment program for the Fund.

The AAL Aggressive Growth Fund

Janus Capital Corporation (“Janus”) is the sub-adviser to The AAL Aggressive Growth Fund. Pursuant to the sub-advisory agreement, Janus makes the day-to-day investment decisions for The AAL Aggressive Growth Fund under the direction and control of AAL Capital Management Corporation. Janus determines which securities to purchase and sell, arranges the purchases and sales and assists in formulating and implementing the investment program for the Fund.

[Sidebar:] Adviser and Sub-Adviser principal addresses:]

AAL Capital Management Corporation         Oechsle International Advisors, LLC
222 West College Avenue                    One International Place
Appleton, WI 54919-0007                    Boston, MA  02110

                                           Janus Capital Corporation
                                           100 Fillmore Street
                                           Denver, CO  80206-4928

Pursuant to an investment advisory agreement with the Funds, AAL CMC manages the investment and reinvestment of the Funds’ assets. AAL CMC also provides the Funds with personnel, facilities and administrative services, and supervises the Funds’ daily business affairs. Services provided by AAL CMC to the Funds are subject to the supervision of the Funds’ Board of Trustees. AAL CMC formulates and implements a continuous investment program for the Funds consistent with each Fund’s investment objectives, policies and restrictions.

Adviser Fees per Fund

Effective September 1, 2000, the annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

                                                   Average Daily Net Assets In Millions of Dollars

                                        $0 to   $50 to    $100 to   $200 to   $500 to   $1,000 to  Over
                                        $50     $100      $200      $500      $1,000    $5,000     $5,000
The AAL Technology Stock Fund/1/        0.75%   0.75%     0.75%     0.75%     0.75%     0.75%      0.75%
The AAL Aggressive Growth Fund/1/       0.80%   0.80%     0.75%     0.75%     0.70%     0.70%      0.70%
The AAL Small Cap Stock Fund            0.70%   0.70%     0.70%     0.65%     0.65%     0.65%      0.65%
The AAL Small Cap Index Fund II/2/      0.25%   0.25%     0.25%     0.25%     0.25%     0.25%      0.25%
The AAL Small Cap Value Fund            0.70%   0.70%     0.70%     0.70%     0.70%     0.70%      0.70%
The AAL Mid Cap Stock Fund              0.70%   0.70%     0.70%     0.65%     0.65%     0.60%      0.60%
The AAL Mid Cap Index Fund II/2/        0.25%   0.25%     0.25%     0.25%     0.25%     0.25%      0.25%
The AAL International Fund              0.65%   0.60%     0.60%     0.60%     0.60%     0.60%      0.60%
The AAL Capital Growth Fund             0.65%   0.65%     0.65%     0.65%     0.575%    0.50%      0.45%
The AAL Large Company Index Fund II/2/  0.25%   0.25%     0.25%     0.25%     0.25%     0.25%      0.25%
The AAL Equity Income Fund              0.45%   0.45%     0.45%     0.45%     0.45%     0.45%      0.45%
The AAL Balanced Fund                   0.55%   0.55%     0.55%     0.55%     0.55%     0.55%      0.55%

__________
/1/ Projected advisory fee per Fund pursuant to the Investment Advisory and Sub-Advisory Agreement for The AAL Technology Stock Fund and The AAL Aggressive Growth Fund, respectively.

/2/ Advisory fees for the Index Funds do not include the adviser's reimbursement of Fund expenses. Actual expenses with reimbursements, "Total Fund Operating Expenses," will be 0.20%

As of September 1, 2000, the Adviser has voluntarily waived 0.05% of the current fee of 0.55% in The AAL Balanced Fund.

The AAL International Fund has entered into a sub-advisory agreement with Oechsle International Advisors, LLC, which is paid 0.40 of 1% on the first $50 million of average daily net assets and .35 of 1% of the average daily net assets over $50 million (payable from the annual advisory fee paid to the advisor).

The AAL Aggressive Growth Fund has entered into a sub-advisory agreement with Janus Capital Corporation, which is paid 0.55 of 1% on the first $100 million of average daily net assets; 0.50 of 1% on the next $400 million of average daily net assets; and 0.45 of 1% on average daily net assets over $500 million (payable from the annual advisory fee paid to the advisor)

Portfolio Management

FUND NAME                                PORTFOLIO MANAGER AND EXPERIENCE

The AAL Technology Stock Fund            Brian J. Flanagan, CFA and James A. Grossman

                                         Brian J. Flanagan,  has been the co-portfolio manager of The AAL Technology
                                         Stock Fund since it commenced operations on July 1, 2000.  Mr. Flanagan is also portfolio manager of  the AAL Small Cap Index Portfolio and Technology
                                         Stock Portfolio, each a series of an affiliated mutual fund group with an investment objective similar to the Funds'.  From 1996 to 1998, he served first as analyst and later as portfolio manager for the Small Cap Portfolio of the AAL SavingsPlan.  From 1994 to 1995, Mr. Flanagan was the analyst for the fixedincome portfolio for the Plan.

                                         James A. Grossman has been co-portfolio manager for The AAL Technology
                                         Stock Fund since it commenced operations on July 1, 2000.  Mr. Grossman also serves as the co-portfolio manager of the AAL Technology Stock
                                         Portfolio, a series of an affiliated mutual fund group with an objective similar to the Fund's.  From 1996 through 2000, Mr. Grossman served as a securities analyst, following selected technology investments for The AAL
                                         Mutual Funds.  Prior to joining AAL CMC, Mr. Grossman served as a securities analyst for Monetta Financial Services.

The AAL Aggressive Growth Fund           Warren B. Lammert, CFA

                                         Warren Lammert has managed the day-to-day Fund investments since July,
                                         2001.  Mr. Lammert is portfolio manager and executive vice president of
                                         Janus Mercury Fund.  He also manages sub-advised funds and institutional separate accounts in the diversified growth discipline.  Prior to joining
                                         Janus in 1987, he was an associate analyst at Fred Alger Management.  He worked as a securities analyst at Janus from January 1987 to May 1988, when he left to pursue a master's degree in Economic History from London School of Economics, from which he graduated with distinction in 1989.  He rejoined Janus as a senior analyst in January 1990.  Warren earned his bachelor's degree from Yale University.  He has earned the right to use the
                                         Chartered Financial Analyst designation and has sixteen years of professional investment experience.

The AAL Small Cap Stock Fund             Kevin A. Schmitting, CFA

                                         Kevin A. Schmitting, , has managed the day-to-day Fund investments since the Fund's  inception on July 1, 1996.  Mr. Schmitting also manages the AAL
                                         Small Cap Stock Portfolio, a series of an affiliated mutual fund group.
                                         Mr. Schmitting managed The AAL Mid Cap Stock Fund from November 1, 1995, through March 17, 1997.  Prior to November 1, 1995, Mr. Schmitting served as investment director and in other investment capacities for the State of
                                         Wisconsin Investment Board from 1984 through 1995.

The AAL Small Cap Value Fund             Christopher Serra, CFA

                                          Christopher Serra, has managed the day-to-day Fund investments since the
                                         Fund's inception on July 17, 2001.  Since June 1999, Mr. Serra has been the assistant portfolio manager of The AAL Small Cap Stock Fund.  Prior to that role, Mr. Serra served as senior equity analyst from July 1998 to June
                                         1999.  Before joining AAL, Mr. Serra worked as an equity analyst for
                                         William Blair and Company from January 1995 to July 1998.  Prior to this,
                                         Mr. Serra was employed by Morningstar Inc. in Chicago, IL.

The AAL Mid Cap Stock Fund               Michael R. Hochholzer, CFA

                                         Michael R. Hochholzer,  has managed the day-to-day Fund investments since
                                         March 1997.  Mr. Hochholzer also serves as portfolio manager of , the AAL
                                         Mid Cap Index Portfolio and AAL Mid Cap Stock Portfolio, each a series of an affiliated mutual fund group.  Prior to managing the Fund, Mr.
                                         Hochholzer served as a securities analyst and portfolio manager for Aid
                                         Association for Lutherans, the parent company of AAL CMC.

The AAL International Fund               Kathleen Harris and Sean Roche

                                         Kathleen Harris has been a portfolio manager at Oechsle since January 1995.
                                         Prior to this, she was portfolio manager and investment director for the
                                         State of Wisconsin Investment Board and a fund manager and equity analyst for Northern Trust Company.

                                         Sean Roche has been a general partner and portfolio manager with Oechsle since 1986.  Ms. Harris and Mr. Roche are also portfolio managers of the
                                         AAL International Portfolio, a series of an affiliated mutual fund group.

The AAL Capital Growth Fund              Frederick L. Plautz

                                         Frederick L. Plautz has managed the day-to-day Fund investments since the
                                         Fund's inception, November 1, 1995.  Mr. Plautz also manages the equity portion of The AAL Balanced Fund.  In addition, Mr. Plautz is the portfolio manager for the AAL Capital Growth Portfolio, a series of an affiliated mutual fund group.  Prior to managing the Fund, Mr. Plautz served as vice president and portfolio manager for Federated Investors from 1990 through
                                         October 1995.

The AAL Equity Income Fund               Lewis A. Bohannon, CFA

                                         Lewis A. Bohannon, , has managed the day-to-day Fund investments since the
                                         Fund's inception, November 1, 1995. Mr. Bohannon is also portfolio manager for the AAL Equity Income Portfolio, a series of an affiliated mutual fund group.  From 1980 through 1994, Mr. Bohannon was at Cigna Corporation, serving as managing director and portfolio manager from 1990 to 1994.

The AAL Balanced Fund                    Frederick L. Plautz and Alan D. Onstad, CFA

                                         Frederick L. Plautz, portfolio manager of The AAL Capital Growth Fund and
                                         Alan D. Onstad, portfolio manager of The AAL Bond Fund, serve as co-managers of the Fund.  Mr. Onstad currently manages The AAL U.S.
                                         Government Zero Coupon Target Funds, Series 2001 and 2006, The AAL Money
                                         Market Fund, the AAL Money Market Portfolio, and the Money Market Portfolio
                                         of the AAL Savings Plan.  Mr. Onstad has been employed by AAL since 1973, most recently as Assistant Vice President.  He has also been a portfolio manager for AAL Capital Management Corporation since 1999.

                                         Mr. Plautz is also the portfolio manager for The AAL Capital Growth Fund and the AAL Capital Growth Portfolio, a series of an affiliated mutual fund group.
The AAL Large Company Index Fund II      Timothy C. Utecht, CFA

                                         Timothy C. Utecht has managed the day-to-day Fund investments since July
                                         17, 2001.  Prior to that, Mr. Utecht was an equity analyst for AAL Capital
                                         Management Corporation, initially responsible for industry and sector analysis and serving as the primary analyst for The AAL Equity Income Fund for the last three years.

The AAL Mid Cap Index Fund II            Timothy C. Utecht, CFA

                                         Timothy C. Utecht has managed the day-to-day Fund investments since July
                                         17, 2001.  Prior to that, Mr. Utecht was an equity analyst for AAL Capital
                                         Management Corporation, initially responsible for industry and sector analysis and serving as the primary analyst for The AAL Equity Income Fund for the last three years.

The AAL Small Cap Index Fund II          Timothy C. Utecht, CFA

                                         Timothy C. Utecht has managed the day-to-day Fund investments since July
                                         17, 2001.  Prior to that, Mr. Utecht was an equity analyst for AAL Capital
                                         Management Corporation, initially responsible for industry and sector analysis and serving as the primary analyst for The AAL Equity Income Fund for the last three years.

The Aid Association for Lutherans Savings Plan

The Aid Association for Lutherans Savings Plan is a 401(k) plan for our employees (plan participants). Through the savings plan, plan participants can allocate part of their income into certain Funds (some of which may not be part of the Funds included in this prospectus). Refer to your plan document for more information on your investment choices and how to invest in the Funds. We may also offer shares of the Funds to other retirement plans.

Index Information

On a monthly basis we compare the performance of each Fund with that of its benchmark index. At that time we may re-balance the Funds’ securities portfolios. The AAL Large Company Index Fund II, Mid Cap Index Fund II and The Small Cap Index Fund II are each considered an indexed fund. That means we passively manage them; we maintain the securities held by each Fund so they are the same as the securities in each Fund’s benchmark index, or a representative sample of securities of that index. Fund performance may not exactly correspond with the performance of its index due to market timing, shifts in the composition of the index, and Fund expenses.

S&P 500, S&P MidCap 400 and the S&P SmallCap 600 Indexes

Standard & Poor’s (“S&P”) compiles several broad-based indexes used as benchmarks for tracking certain types of markets. The most widely known is the S&P 500 Composite Stock Price Index (“S&P 500”). The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. Most of the largest 500 companies listed on the U.S. stock exchanges are included in the Index. The companies whose stocks are included in the Index tend to be the leading companies in leading industries within the U.S. economy.

The weightings make each company’s influence on the Index performance directly proportional to that company’s market value. This characteristic has made the S&P 500 the investment industry standard for measuring the performance of Funds comprised of large-capitalization stocks.

Another index from Standard & Poor’s we use as a benchmark is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a benchmark for tracking performance of medium-capitalization stocks ranging in value from $1 billion to $5 billion. While this Index is relatively new, the industry recognizes it as a good benchmark for tracking mid-cap stocks. The 400 stocks that make up the Index are listed on the New York Stock Exchange, The American Stock Exchange or the NASDAQ quotation system. In addition, the stocks that make up the ndex are liquid, meaning they are easily traded. These characteristics of the S&P MidCap 400 Index make it relatively easy to emulate. The easier it is to track an index, the more likely it is for a Fund to track that index’s performance.

One more index from Standard & Poor’s we use as a benchmark is the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a benchmark index for tracking small-capitalization stocks ranging in value from approximately $29 million to $2.9 billion. While this index is relatively new, the industry recognizes it as a good benchmark for tracking small-cap stocks. The 600 stocks that make up the index are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ quotation system. In addition, the stocks that make up the index are liquid, meaning they are easily traded. These characteristics of the S&P SmallCap 600 Index make it relatively easy to emulate. The easier it is to track an index, the more likely that a portfolio is tracking to the index’s performance.

The S&P 500, The S&P SmallCap 600 Index, and the S&P MidCap 400 Index are comprised of U.S. equity stocks. S&P periodically makes additions and deletions of stocks to its respective indexes. Selection of a stock for inclusion in either S&P Index in no way implies an opinion by S&P as to its attractiveness as an investment. Standard & Poor’s only relationship to the Fund is the licensing of the Standard & Poor’s Marks, the S&P 500, The S&P SmallCap 600 Index, and the S&P MidCap 400 Index. These indexes are determined, composed and calculated by Standard & Poor’s without regard to any particular Fund.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “S&P 500®,” “500,” “Standard & Poor’s SmallCap 600 Index,” “S&P SmallCap 600 Index,” “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The product is not sponsored, endorsed, or sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation regarding the advisability of investing in the product. See the Statement of Additional Information for additional disclaimers and limitations of liabilities on behalf of S&P.

Portfolio Turnover Rates

We expect The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, and Mid Cap Stock to have portfolio turnover greater than 100%, and the other Funds to have a portfolio turnover of less than 100%. Portfolio turnover rates over 100% are considered high. Due to the high volume of buying and selling activity in a portfolio with turnover in excess of 100%, we may pay more commissions for these Funds. We also may realize more taxable gains and losses than in portfolios with fewer turnovers. Increased expenses and tax consequences of these trading practices may lower returns for shareholders.

SHAREHOLDER INFORMATION

Pricing Funds’ Shares

The price of a Fund’s share is based on the Fund’s net asset value (“NAV”). The Funds determine the NAV per share once daily at the close of trading, normally 3:00 p.m. Central Time, on the New York Stock Exchange (“NYSE” or the “Exchange”). The Funds do not determine NAV on holidays observed by the NYSE. The Exchange is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. The price at which you purchase or redeem shares of the Funds is based on the NAV next calculated after the Funds receive your payment or redemption request.

We determine the NAV by dividing the total fund assets, less all liabilities, by the total number of outstanding shares. To determine the NAV, the Funds value their securities at current market value using readily available market prices. The Funds use pricing services as approved by The AAL Mutual Funds’ Board of Trustees. If market prices are not available, NAV is based on a security’s fair value as determined in good faith under policies and guidelines approved by the Board of Trustees.

Some of the Funds hold securities that trade on foreign exchanges. These exchanges may trade on weekends or other days when the Funds do not price their shares. As a result, the value of a Fund's shares may change at a time when those shares may not be purchased or redeemed.

Choosing A Class of Shares

This prospectus offers two classes of shares, each with its own sales charges and fees. You should consider the amount and intended length of time of your investment when determining which share class would benefit you the most.

                Class A Shares                          Class B Shares

Sales Charges   Initial maximum sales charge of 4.00%   Contingent deferred sales charge up to 5%
                of the public offering price ("POP")    if you redeem shares within five years of
                depending on amount of investment       purchase

You should not consider buying Class B Shares if you are eligible for the 50% reduction for purchases of Class A Shares or you are investing $100,000 or more in the Funds. Also, because of higher expenses, you should not consider buying Class B Shares of The AAL Money Market Fund unless you intend to exchange them for other Class B Shares or as part of The AAL Mutual Funds Capital Builder Plan.

In general, if you intend to make a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A Shares. If you intend to make a smaller investment, you might consider Class B Shares because all of your dollars are put to work from the time you make your investment. However, until your Class B Shares convert to Class A Shares, you will have a higher expense ratio, receive lower dividends and may have a lower net asset value than Class A Shares due to the higher 12b-1 fees.

Class A Shares

The chart below shows the sales charge percentage for Class A Shares imposed at different dollar level purchases.

Breakpoints on Sales Charges

                               Sales Charge    Sales Charge as a   50% Sales Charge    50% Sales Charge as a
                               as a Percent      Percent of Net     as a Percent of    Percent of Net Amount

Investment Amount             of POP/1/         Amount Invested/1/       POP/1/              Invested/1/

Less than $25,000                  4.00%             4.17%               2.00%                 2.04%
$25,000 but less than
$50,000                            3.75%             3.90%               1.88%                 1.91%
$50,000 but less than
$100,000                           3.00%             3.09%               1.50%                 1.52%
$100,000/2/ but less than
$250,000                           2.00%             2.04%               1.00%                 1.01%
$250,000 but less than
$500,000                           1.00%             1.01%               0.50%                 0.50%
$500,000 and up/1/                 0.00%             0.00%               0.00%                 0.00%

__________
/1/ AAL Representatives may receive compensation of 55% of the sales charge on amounts purchased, plus a bonus based on total commissions. AAL Representatives may also receive compensation of 0.50 of 1% on amounts invested of $500,000 or more.

/2/ You should purchase Class A Shares at this level of investment and above.

Please note, you buy Class A Shares of The AAL Money Market Fund at net asset value without a sales charge or redemption fee.

Reducing Sales Charges

If you are eligible for one of the following reductions, you must tell your AAL Representative or us at the time you purchase Class A Shares in order to ensure you receive the appropriate reduction. AAL employees, , trustees, directors and employees of the Funds; employees of AAL affiliates; emplyees of the adviser and sub-advisers; Directors of AAL and AAL affiliates, as well as persons licensed to receive commissions for sales of the Funds, do not pay a sales charge on their purchases or on purchases made by family members living with them. We reserve the right to stop or change these reductions at any time. Prior to making any changes, we will notify shareholders with a prospectus supplement.

  50% Reduction: Non-profit organizations, charitable trusts, charitable remainder unitrusts, endowments, AAL branches and congregations pay only 50% of the normal sales charge so long as there is an affiliation with a Lutheran organization. The reduction does not apply to 403(b)(7) retirement plan accounts.

  Rights of Accumulation: You can combine all your Class A, Class B and Institutional share purchases, including the purchases of family members who live with you, when computing your current sales charge for Class A Shares. Eligible shares for combination in computing the sales charge include those contained in individual, joint tenant, gift/transfer to minor, trust and IRA accounts. Employer sponsored plans can link the shares in the plan for purposes of calculating a sales charge reduction. Rights of accumulation includes the value of all Class A Shares at the public offering price, all Class B Shares, all Institutional shares and reinvested dividends and capital gains.

  Letter of Intent: To reduce your sales charge on purchases over the breakpoints, you can sign a letter of intent if you intend to invest new dollars exceeding the amount of any one breakpoint during the next 13 months. Class A or Class B share purchases fulfill the letter of intent, but you receive a reduced sales charge on Class A Shares only. You can include purchases in accounts you have linked for purposes of the rights of accumulation, as well as, purchases made in the last 90 days. However, shares you purchase through employer sponsored retirement plans will not be linked for your letter of intent. We will not recalculate the sales charge on prior purchases.

  You do not have any obligation to buy additional shares. During the letter of intent period, we will escrow shares totaling 5% of the investment goal. If for some reason you do not fulfill the letter of intent within the 13-month period, we will reverse investments made during the 13-month period and reprocess them at the appropriate breakpoint level(s). As a result of these transactions, you may receive a corrected 1099-DIV tax form. You should sign only one letter of intent for all accounts combined under rights of accumulation.

  Share purchases in The AAL Money Market Fund do not apply toward your letter of intent, unless you originally purchased shares in another Fund and paid a sales charge, and later exchanged those shares for your shares of The AAL Money Market Fund.

Class B Shares

When you purchase Class B Shares, you will not be charged an initial sales charge. However, a contingent deferred sales charge (“CDSC”) will apply to shares redeemed within five years of purchase.

      Years After Purchase         Deferred Sales Charge on Shares Sold/1/
            1st Year                                5.00%
            2nd Year                                4.00%
            3rd Year                                3.00%
            4th Year                                2.00%
            5th Year                                1.00%
         After 5th Year                             0.00%

__________
/1/ AAL Representatives may receive compensation in connection with your purchase of Class B Shares in the amount of up to 1.25% of the purchase amount, plus a bonus based on total commissions, even if such shares are not redeemed within five years of purchase and thus not subject to a contingent deferred sales charge. We base the sales charge on the lesser of the net asset value of the shares at the time of the purchase or at the time of the sale.

To reduce your cost, when you redeem shares in a Fund, you will redeem either shares that are not subject to a contingent deferred sales charge or shares with the lowest CDSC.

Contingent Deferred Sales Charge Waivers

No CDSC will apply on:

  Class B Shares acquired through the reinvestment of dividends and capital gains;
  Class B Shares purchased more than five years prior to redemption; and
  Class B Shares redeemed following the death or disability of a shareholder or for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans or to meet certain retirement plan requirements.

Conversion to Class A Shares

Your Class B Shares automatically convert to Class A Shares after 5 years from the purchase date, reducing future annual expenses.

Buying Shares

Your AAL Representative is ready to help you open a new account. If you do not know the name of your AAL Representative, please call our service center at (800) 553-6319.

How you register your account with the Funds can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your application. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary.

Minimum Purchase Amounts

The following minimum amounts apply to purchases of shares of each Fund:

Minimum Purchase Amount per Account per Transaction/2/

Account                                          Initial Purchase   Additional Purchase
Regular Account                                       $1,000                $50
Custodial, IRA or other Retirement Plan Account        $250                 $50
Automatic Investment Plan                               $0                  $25

---------------
/2/ Minimum amounts may be waived for qualified group retirement plans and payroll deduction plans with prior approval or when required by law.

Initial Purchases

                                          Initial Purchases By Mail

Step 1:       Complete an AAL Mutual Funds application and new account form for each different account registration.  If you do not complete the application properly, your purchase may be delayed or rejected.
Step 2:       Make your check payable to the Fund you are buying.  If more than one Fund, make your check payable to "The AAL Mutual Funds."
Step 3:       Mail your application and check to:

                   Attn:  New Accounts

                   The AAL Mutual Funds

                   P.O. Box 9679

                   Providence, RI  02940-9679

Initial Purchases By Wire Transfer

In order to buy shares of the Funds by wire transfer, your bank must be a member of, or have a corresponding relationship with a member of the Federal Reserve System.

Step 1:       Call our service center at (800) 553-6319 and provide the following information:

              o    your account registration;
              o    the name of the Fund(s) in which you want to invest;
              o    the Class of shares you wish to buy;
              o    your address;
              o    your Social Security or tax identification number;
              o    the dollar amount;
              o    the name of the wiring bank; and
              o    the name and telephone number of the person at your bank who the Funds can contact about your purchase.

              We must receive your wire transfer  request before the closing of the NYSE,  normally 3:00 p.m. Central Time, to receive that day's price.

Step 2:       Instruct your bank to use the following instructions when wiring funds:

                   Wire transfer to:
                   ----------------
                   Boston Safe Deposit and Trust Co.
                   Boston, MA
                   ABA #011001234

                   Credit:
                   ------
                   PFPC, Inc. as Agent for the benefit of The AAL Mutual Funds
                   Account #014338

                   Further Credit:
                   --------------
                   [Name of the Fund]
                   [Shareholder Account Number]
                   [Shareholder Registration/Name]

              Please call (800) 553-6319 prior to the wire transfer in order to obtain a  confirmation  number and to ensure  prompt and accurate handling of funds.

              The Fund's transfer agent, PFPC, Inc., must receive your funds in its offices  prior to the close of the NYSE,  normally  3:00 p.m.
              Central  Time,  to purchase  shares on that day.  Money  received after the close of the NYSE will go toward the purchase of shares the next  business day at that day's price.  Step 3: Complete The
              AAL Mutual Funds application and mail it immediately to:

                   Attn:  New Accounts
                   The AAL Mutual Funds
                   P.O. Box 9679
                   Providence, RI  02940-9679

The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire transfer system, or from incomplete wiring instructions.

Additional Purchases

Additional Purchases By Mail

Step 1:       Make check payable to the specific Fund in which you are investing.  Please indicate your AAL
              Mutual Fund account number on the face of your check. If you have more than one account, always verify that you are investing in the proper account.  This will help ensure the proper handling of the transaction.
Step 2:       Payment for additional purchases should be sent directly to the Funds' transfer agent.

                   Regular Mail:
                   ------------

                   The AAL Mutual Funds
                   P.O. Box 9679
                   Providence, RI  02940-9679

                   Express Mail/Private Delivery:
                   -----------------------------

                   The AAL Mutual Funds
                   4400 Computer Dr.
                   Westborough, MA  01581

Additional Purchases By Wire Transfer

You may make additional wire transfer purchases in an existing Fund account by following Step 2 of the wire transfer instructions shown for the "Initial Purchase by Wire Transfer."

Additional Purchases By Telephone

Before you can buy additional shares by telephone, you must have selected the Request for Telephone Purchase option on the application. Once you have selected this option, you can call our service center at (800) 553-6319 and we will withdraw money from your bank checking or savings account to make your investment. You pay the next price computed after the Funds have received your investment from your bank, which is usually three business days after you authorize the transfer. If you need to invest sooner, you should consider making a wire transfer purchase.

Automatic Investment Plans

The Funds offer several automatic investment plans to make periodic investing more convenient. These plans are not required to meet a minimum initial investment. Using The AAL Mutual Funds automatic investment plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you dollar cost average, you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves a continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Please note, it takes 10 business days from the time you invest for the transfer agent to validate any electronic transfer. This will cause some delay in your ability to write checks on an AAL Money Market Fund account or to redeem or transfer from your account.

For further information regarding any of the following automatic investment plans, contact your AAL Representative or our service center at (800) 553-6319.

The Bank Draft Plan

Investors who wish to make regular additional investments in an existing Fund account may do so through the Funds’ bank draft plan. Under this plan the Funds will draft an investor’s bank checking or savings account in the amount specified -- which may not be less than $25 per account -- on specified dates, up to two transactions per month (at least 10 business days apart). The proceeds will be invested in shares of the specified Fund at the applicable offering price determined on the date of the draft. To use this plan you must authorize the plan on your application form, or subsequently in writing, and submit additional documents. Your instructions to establish a bank draft plan or to change the bank on an existing plan, must be received by the Funds’ transfer agent at least 13 business days prior to the transaction date. Your instructions for stopping a bank draft plan or changing the dollar amount on an existing plan must be received by the Funds’ transfer agent at least 5 business days prior to the transaction date. Instructions for changes, additions or termination of a bank draft plan must be in writing and signed by all bank account owners.

The Capital Builder Plan

The capital builder plan allows investors to make regular automatic investments in an existing account in any of The AAL Mutual Funds by redemption of shares from their AAL Money Market Fund account (same class of shares only). The capital builder plan allows investors to select the transaction date. If you do not select the date, we will draw from your account on the 15th of the month. All such investments may not be less than $25 and will be subject to the applicable sales charge. To start, stop or change the plan, you must notify the Funds at least 24 hours prior to the transaction date.

Payroll Deduction Savings and Investment Plan

The payroll deduction savings and investment plan allows employees of AAL and employees of Lutheran-affiliated institutions to invest in the Funds through direct deduction from their paychecks or commission checks.

The Government Allotment Plan

The Government Allotment Plan allows Social Security recipients, federal employees and military personnel to invest in The AAL Mutual Funds through direct deduction from their paychecks.

Prestige Member Program

We offer Members who maintain substantial balances additional services and benefits including: personal attention from Prestige member service representatives, an exclusive toll-free telephone number, personalized retirement analysis, complimentary financial information, a Prestige member organizer, discounted transaction fees through AAL Capital Management Corporation Brokerage Services, and more. Your AAL representative can provide more information on this program.

Retirement Plans

AAL members and their enterprises and Lutheran organizations may establish their own individual or business retirement plans with assets invested in The AAL Mutual Funds. These accounts may offer you tax advantages. You should consult with your legal and/or tax adviser before you establish a retirement plan. A third-party maintenance fee may apply to some retirement accounts. Please review plan documents for more information. Your AAL Representative will provide you with the materials, documents and forms you need, and will work with you in establishing your retirement and education plan from among these choices:

  IRA (Individual Retirement Account);
  Rollover IRA;
  Roth IRA/1/;
  Education IRA/1/;
  SEP-IRA (Simplified Employee Pension Plan);
  SARSEP-IRA (Salary Reduction Simplified Employee Pension Plan)/2/;
  SIMPLE-IRA (Savings Incentive Match Plan for Employees);
  403(b)(7) Custodial Account;/3/
  Money Purchase Pension Plan;
  Profit Sharing Plan; and
  401(k) Plan.

__________
/1/ Annual contributions are not tax deductible but distributions may not be subject to income tax.
/2/ No new plans may start after 1996, but existing plans may continue.
/3/ For employees of public schools and certain non-profit organizations.

Purchase Policies

We reserve the right to suspend the offering of shares for a period of time and the right to reject any specific purchase of shares.

If you purchase shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and you elect to redeem those shares soon after their purchase, we may postpone paying the redemption proceeds until your payment has cleared or 15 days from the date of purchase, whichever is earlier.

We must have physical possession of your request to consider your request received. Current law will determine the legal effect of posting for deadline purposes. The U.S. Postal Service or private delivery services are not agents of the Funds, the distributor, or the transfer agent. We do not legally receive your purchase application or your request for redemption when you deposit them in the mail, send them with a private delivery service or when you deposit them in our Post Office Box.

Earning Income

You begin earning income, if any, on your shares on the business day following the day our transfer agent receives your payment.

Purchases

Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash or traveler’s checks. If your payment does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees. If you buy shares by any type of check, electronic funds transfer (other than wire transfers) or automatic investment plan, and you elect to redeem your shares soon thereafter, we may postpone paying the redemption proceeds for 15 days, or until your payment has cleared. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by the transfer agent.

Confirmation

We generally mail written confirmation of your purchases, except for The AAL Money Market Fund, within two business days following the date of your purchase. We mail confirmation of additional purchases in The AAL Money Market Fund monthly. We mail confirmation of your automatic investment plan purchases at least quarterly.

Share Certificates

We issue share certificates only upon written request, and then only for full shares (no fractional shares). You must make a new written request for a share certificate each time you purchase shares. We do not charge a fee to issue share certificates. If you have asked for or have received share certificates, you cannot use certain shareholder services, including wire transfer, check and telephone redemption, share exchange and any systematic withdrawal. Before you can redeem, transfer or exchange your shares, you must deliver the share certificates to our transfer agent in negotiable form (with a signature guarantee). We may not have share certificates available for some retirement accounts. If you lose your share certificate(s), you will be unable to redeem your shares until you receive a replacement certificate. To replace your share certificates contact our service center at (800) 553-6319 for instructions. There may be a charge for replacement.

Changes to Your Account

After opening your AAL Mutual Fund account, you may wish to make changes to your account. Certain types of changes, such as moving to a new address or getting a new telephone number, do not have any other effect on an account. Any feature such as telephone exchange or participation in an automatic investment plan would continue uninterrupted. Other changes, such as exchanging from one Fund to another or transferring shares from a regular account to an IRA or adding a joint owner, will affect your account options because a new account is actually created. Account options, such as an automatic investment plan, are discontinued unless additional action is taken. These changes may require additional instructions and specific forms. If you are not sure whether a change affects your account, please contact your AAL Representative or our service center at (800) 553-6319. When making these types of changes, please use The AAL Mutual Funds Account Change Request Form, which is available from your AAL Representative or from our service center.

Householding

As a shareholder of The AAL Mutual Funds, you currently receive a great deal of information from us through the mail. To help reduce the volume of mail that you receive, we will “household” all regulatory materials, except for proxy statements. We will identify members that we reasonably believe are from the same family or household, by searching for identical last names and addresses. Households that have two or more accounts will be sent only one copy of regulatory materials such as prospectuses and annual/semi-annual reports. However, in the event proxy materials are sent, each account will receive a separate proxy.

Householding helps to save money through reduced printing and mailing costs, which benefits all shareholders. From this point forward, we will continue to household your regulatory materials unless you tell us otherwise. If you would like to discontinue householding for your account(s), please call our service center at (800) 553-6319. When we receive notice from you to stop householding, we will begin sending you multiple copies of the same materials free of charge within 30 days.

Please note, this policy applies only to regulatory documents and not to quarterly account statements.

REDEEMING SHARES

You can sell your shares on any business day we price The AAL Mutual Funds’ shares. When you sell your shares, you receive the net asset value per share, except for Class B Shares, for which you will receive the net asset value per share minus the contingent deferred sales charge, if any, depending on how long you have held the shares. If we receive your request in good order before the close of the NYSE, normally 3:00 p.m. Central Time, you will receive that day’s price. If we receive your redemption request in good order on a holiday, weekend or day the NYSE is closed, we will process your transaction request on the next business day. Shareholders earn income and receive dividends paid on Funds through the date of redemption.

The Funds may postpone payment or suspend the right of redemption in unusual circumstances, as permitted by the U.S. Securities and Exchange Commission. When you purchase shares by check, the Funds may delay payment for redemption requests for the shares purchased for 15 business days or until your check has cleared.

If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary.

                                             Redemptions By Mail

Step 1:       Prepare a written request including the following information:

              o    name(s) of the account owner(s);
              o    your account number;
              o    dollar or share amount you wish to redeem; and
              o    all persons registered as shareholders on the account must sign the redemption request exactly as the account is registered.

              You must have a signature guarantee if you want:

              o    to sell shares with a value of more than $100,000;
              o    the proceeds sent to an address other than the one listed for your account; or
              o    the check payable to someone other than the account owners(s).

              The transfer agent will accept signature guarantees from all institutions that are eligible to provide signature guarantees under federal or state law, provided that the individual giving the signature guarantee is authorized to do so.  Institutions that usually are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan institutions and credit unions.  Please note that a signature guarantee is not the same as a notarized signature.

              If you wish to redeem any type of IRA account, you must indicate on the redemption request whether or not federal income tax should be withheld.  Redemption requests that fail to indicate an election not to have federal tax withheld will be subject to the 10% Federal Tax withholding.
Step 2:       Mail your written redemption request to:

                   Regular Mail:
                   ------------

                   The AAL Mutual Funds
                   P.O. Box 9679
                   Providence, RI  02940-9679

                   Express Mail/Private Delivery:
                   -----------------------------

                   The AAL Mutual Funds
                   4400 Computer Dr.
                   Westborough, MA  01581

              Please note, an $8.00 fee is assessed for a redemption by overnight mail; a $15.00 fee is assessed for a redemption for Saturday delivery.

              The Funds will mail payment proceeds within seven days following receipt of all required documents.  However, mailing may be delayed if we are waiting for your means of purchase to clear.

Redemptions By Telephone

The privilege to redeem shares by telephone is automatically extended to all accounts, unless the option is specifically declined on your application. If you do not want the telephone redemption option, please our service center at (800) 553-6319. By accepting this privilege, you assume some risks for unauthorized transactions. Once a telephone request has been made, it cannot be canceled or modified. We have implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information, restricting transmittal of redemption proceeds to pre-authorized account owners and addresses and supplying transaction verification information. Please note, we will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

The following conditions apply:

  telephone redemption checks will be issued to the same payee(s) as the account registration and sent only to the address of record;
  there has been no change of address in the preceding 60 days;
  the request is for $100,000 or less;
  retirement plan accounts are generally not eligible; and
  shares to be redeemed cannot be in certificate form.

Please note that individual retirement plan accounts can be redeemed by phone only with 10% Federal Tax withholding.

The Funds will mail payment proceeds within seven days following receipt of all required documents.

Redemptions By Wire Transfer

Prior to exercising a redemption by wire, existing shareholders must send an Account Change Request Form with the appropriate section completed to:

Regular Mail:
------------
The AAL Mutual Funds
P.O. Box 9679
Providence, RI 02940-9679

Express Mail/Private Delivery:
-----------------------------
The AAL Mutual Funds
4400 Computer Dr.
Westborough, MA 01581

When redeeming shares by wire transfer, please be aware of the following conditions:

  wire redemptions can be made for any amount;
  a $10.00 fee is assessed for redemptions by wire;
  requests received in good order before the close of the NYSE, usually 3:00 p.m. Central Time, receive that day's price; and
  if an account has multiple owners, we may rely on the instructions of any one account owner. This privilege may not be available on all retirement plan accounts.

Redemption Options

Systematic Withdrawal Plan (Usually Only Appropriate for Class A Shares)

You can have money automatically withdrawn from your AAL Mutual Funds account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or direct payments at regular intervals. The following rules and/or guidelines apply:

  you need a minimum of $5,000 in your account to start the plan;
  you can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month;
  to start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;
  money can be sent by check or electronic funds transfer;
  to stop or change your plan, you must notify us at least 5 business days prior to the next withdrawal; and
  because of sales charges, you must consider carefully the costs of frequent investments in and withdrawals from your account. Please note, for minimum required distributions from IRA accounts, we will waive the contingent deferred sales charge on Class B Shares.

Redemption Policies

Reinstatement Privilege (Class A Shares Only)

You have 60 days after you sell shares to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per share on the day you make your reinvestment and not on the day you sold your investment. The following rules and/or guidelines apply:

  you may use this privilege only ONCE per account;
  the dollar amount you reinvest cannot exceed the dollar amount you sold;
  the sale of your shares may be a taxable event despite the reinstatement;
  the reinstatement privilege does not apply to qualified retirement plan accounts (i.e., 403(b) and 401(k) accounts); and
  you must send a written request and a check for the amount you wish to reinvest to the Funds' transfer agent:

Regular Mail:
------------

The AAL Mutual Funds
P.O. Box 9679
Providence, RI 02940-9679

Express Mail/Private Delivery:
-----------------------------

The AAL Mutual Funds
4400 Computer Dr.
Westborough, MA 01581

Involuntary Redemption

Because all account owners share the high cost of maintaining accounts with low balances, the Funds reserve the right to involuntarily redeem a shareholder’s account, other than a retirement plan account, at any time the value of the account falls below $250 as a result of redemption. Shareholders will be notified in writing of any planned involuntary redemption and will be allowed 30 days to increase the account balance above the stated minimum before the redemption is processed.

EXCHANGING SHARES

Shares of the Funds may be exchanged for shares of any other AAL Mutual Fund with the same registration, without an additional sales charge, at the net asset value per share next computed after receipt of a written exchange request in proper form by the transfer agent. However, if you initially purchased Class A Shares of The AAL Money Market Fund and did not pay an initial sales charge, you would not be able to exchange these shares for another Fund without paying a sales charge.

Minimum investment rules may apply when you open a new account by exchanging shares, and you may have to submit a new application if you have not invested shares in the other AAL Mutual Fund account before. You can exchange for the same class of shares only.

Shareholders of a Fund may only exchange into such other Funds as are legally available for sale in any state. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary.

An exchange constitutes a redemption of the shares of one mutual fund and the purchase of shares of another. Exchanges are sales for tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged.

An excessive number of exchanges may be disadvantageous to the Funds. Therefore, the Funds reserve the right to terminate the exchange privilege of any shareholder who makes more than twelve exchanges in a year. Further, the Funds reserve the right to modify or terminate the exchange privilege at any time with respect to any Fund, if the Funds’ Trustees determine that continuing the privilege may be detrimental to shareholders. The Funds will provide at least 60 days notice prior to modifying or terminating the exchange privilege. In the event your exchange privilege is terminated for any reason, you will still have the right to redeem your shares as described in this prospectus.

                                Exchanges By Mail

Step 1:       Prepare a written request including the following information:

              o    name(s) of the account owner(s)
              o    your account number(s)
              o    dollar or share amount you wish to exchange
              o    the name of the Fund you are exchanging into; and
              o    signatures of all account owners.

Step 2:       Mail your redemption request to:

                   Regular Mail:
                   ------------
                   The AAL Mutual Funds
                   P.O. Box 9679
                   Providence, RI  02940-9679

                   Express Mail/Private Delivery:
                   -----------------------------
                   The AAL Mutual Funds
                   4400 Computer Dr.
                   Westborough, MA  01581

Exchanges By Telephone

The privilege to exchange shares by telephone is automatically extended to all accounts, unless the option is specifically declined on your application. If you do not want the telephone exchange option, please call our service center at (800) 553-6319. By accepting this privilege, you assume some risks for unauthorized transactions. Once a telephone request has been made, it cannot be canceled or modified. We have implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information, restricting transmittal of redemption proceeds to pre-authorized account owners and addresses and supplying transaction verification information. Please note, however, that we will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

You may exchange shares for which certificates have not been issued by telephoning our service center at (800) 553-6319. Telephone exchange requests received prior to the close of the NYSE, usually 3:00 p.m. Central Time, will receive that day's price.

During periods of extreme volume caused by dramatic economic or stock market changes, shareholders may have difficulty reaching our service center by phone, and a telephone exchange may be difficult to implement at those times. The Funds reserve the right to temporarily discontinue the telephone exchange privilege during such periods of extreme volume.

INTERNET TRANSACTIONS

Various AAL Mutual Fund transactions may be performed over the Internet at www.aal.org. You are able to purchase, redeem and exchange shares within your Fund accounts (pre-authorized bank information is required prior to purchase). To protect your Fund assets, we require a Personal Identification Number (“PIN”) prior to authorizing transactions on your Fund accounts. Please call our service center at (800) 553-6319 to request information about obtaining a PIN. You will receive you PIN approximately five to seven days after your request.

DIVIDENDS

The Funds endeavor to qualify annually for, and elect tax treatment applicable to, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (Code). Pursuant to the requirements of the Code, we intend to distribute substantially all of the Funds’ net investment income and net realized capital gains, if any, less any available capital loss carryover, to shareholders annually. We do this to avoid paying income tax on the Funds’ net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized gains. Annually, we intend to comply with all of the requirements to qualify as a regulated investment company for each Fund. We provide you with full information on dividends and capital gains distributions for each Fund on an annual basis.

Below, we provide you with a general description of the distribution policies and some of the tax consequences for the Funds’ shareholders. You should always check with your tax adviser to determine whether any dividends and distributions paid to you by a Fund are subject to any taxes, including state and local taxes.

The dividends from net investment income of each of the Funds, including net short-term capital gains, are taxable as ordinary income to shareholders, whether paid in additional shares or in cash. Any long-term capital gains distributed to shareholders are taxable as capital gains to shareholders, whether they receive them in cash or in additional shares, regardless of the length of time a shareholder has owned the shares.

We distribute substantially all net investment income and any net realized capital gains at least annually, if any, for the Funds as shown in the table below.

               Fund                       Dividends (If Any)  Capital Gains/1/

                                                                    (If Any)
The AAL Technology Stock Fund                  Annually            Annually
The AAL Aggressive Growth Fund                 Annually            Annually
The AAL Small Cap Stock Fund                   Annually            Annually
The AAL Small Cap Index Fund II                Annually            Annually
The AAL Small Cap Value Fund                   Annually            Annually
The AAL Mid Cap Stock Fund                     Annually            Annually
The AAL Mid Cap Index Fund II                  Annually            Annually
The AAL International Fund                     Annually            Annually
The AAL Capital Growth Fund                 Semi-Annually          Annually
The AAL Large Company Index Fund II            Annually            Annually
The AAL Equity Income Fund                    Quarterly            Annually
The AAL Balanced Fund                         Quarterly            Annually

__________
/1/ The Funds may distribute capital gains more often than annually.

Reinvestment of Fund Distributions

You can reinvest all of your income dividends and/or capital gains distributions into the Funds at net asset value and pay no up-front (Class A Shares) or contingent deferred (Class B Shares) sales charges. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you reinvest them or we pay it out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends.

TAX CONSIDERATIONS

Dividends

As with all funds distributing taxable income, you as a tax-paying investor will be subject to income taxes on all dividends and distributions, regardless of whether you elect to take them in cash or have them reinvested.

Each Fund intends to distribute in December and, if necessary, at such other times as the Fund may determine, its net investment income and any net realized capital gains resulting from investment activity. Any dividend (including a capital gains dividend) declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31, of the calendar year declared. Cumulative statements showing all activity in the account for the prior year will be mailed annually to all shareholders.

All income and capital gains distributions are reinvested in full and fractional shares of a Fund at net asset value, without sales charges, on a payment date unless a shareholder has requested payment in cash on the shareholder application or by separate written request. The shareholder returns that we project at maturity assume the reinvestment of all income and capital gains distributions. If a shareholder elects to receive these distributions in cash, the return at maturity will be substantially less than our projections at the time of purchase.

Each Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code (the Code) and to take all other action required so that no federal income tax will be payable by the Funds themselves. Each Fund will be treated as a separate regulated investment company under the Code.

Exchanges

Any exchange of fund shares will be treated as a sale of the Fund’s annual returnshares and any gain on the transaction may be subject to federal income tax. However, if you hold the shares in a qualified or tax-deferred plan, you generally will not be taxed on investment income, dividends, exchanges or capital gains until you take a withdrawal or distribution from the plan.

Form 1099

Shareholders are provided annually with full information on income and capital gains distributions for tax purposes. For each tax year, you will receive Form 1099, which reports the amount of dividends and capital gains we distribute to you during that year. If you own shares as a part of a qualified plan, you will not receive Form 1099 unless you take a withdrawal or distribution from the plan.

If you redeem or exchange fund shares from a taxable account, proceeds from the sale or exchange will be reported on Form 1099-B. If you redeem shares from a qualified plan or IRA, proceeds from the sale will be reported on Form 1099-R. No reporting is done on exchanges within a qualified plan or IRA.

Short-term capital gains and investment income will be taxed as ordinary income rather than long-term capital gains. Shareholders should consult their tax advisers regarding the applicability of state and local taxes to dividends and distributions.

Withholding Taxes

The Funds are required by federal law to withhold 31% of reportable payments (which include dividends, capital gain distributions and redemption proceeds) paid to certain shareholders who have not properly certified that the Social Security or other taxpayer identification number provided by the shareholder is correct and that he or she is not otherwise subject to backup withholding. The Funds’ shareholder application includes the required certification.

This discussion provides no information as to state and local tax consequences of ownership of shares of the Funds. You should consult your personal tax adviser to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

DISTRIBUTION ARRANGEMENTS

12b-1 Fees

In addition to the sales charge deducted at the time of purchase, each Fund is authorized, pursuant to a Rule 12b-1 Distribution Plan it has adopted (12b-1 Distribution Plan or Plan), to use a portion of its assets to cover the costs of certain activities relating to the distribution of its shares to investors.

The 12b-1 Distribution Plan permits each Fund to reimburse the distributor for expenses incurred in distributing the Funds’ shares to investors, which includes expenses relating to: sales representative compensation; advertising; preparation and distribution of sales literature and prospectuses to prospective investors; implementing and operating the Plan; and performing other promotional or administrative activities on behalf of the Funds.

Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Pursuant to the Plan, we may also reimburse the distributor for overhead expenses incurred in distributing the Funds’ shares. We may not reimburse the distributor for expenses of past fiscal years or in contemplation of expenses for future fiscal years. We may not use distribution fees we pay for one Fund to finance the distribution of shares for another Fund. The table below shows the maximum 12b-1 distribution and service fee paid by each Fund.

Fund                                      Distribution Fees                     Service Fees

                                     Class A Shares   Class B Shares    Class A Shares   Class B Shares
The AAL Technology Stock Fund              None            0.75%              0.25%            0.25%
The AAL Aggressive Growth Fund             None            0.75%              0.25%            0.25%
The AAL Small Cap Stock Fund               None            0.75%              0.25%            0.25%
The AAL Small Cap Index Fund II            None            0.75%              None             0.25%
The AAL Small Cap Value Fund               None            0.75%              0.25%            0.25%
The AAL Mid Cap Stock Fund                 None            0.75%              0.25%            0.25%
The AAL Mid Cap Index Fund II              None            0.75%              None             0.25%
The AAL Large Company Index Fund II        None            0.75%              None             0.25%
The AAL International Fund                 None            0.75%              0.25%            0.25%
The AAL Capital Growth Fund                None            0.75%              0.25%            0.25%
The AAL Equity Income Fund                 None            0.75%              0.25%            0.25%
The AAL Balanced Fund                      None            0.75%              0.25%            0.25%

Shareholder Maintenance Agreement

Under contracts approved by the Board of Trustees, AAL CMC provides certain shareholder maintenance services. AAL CMC receives an annual fee for providing these services that is not included in, and is in addition to, the 12b-1 distribution and service fee. This fee is based upon, and limited by, the difference between the current account fees charged and the normal full-service fee schedule established by our transfer agent. It also includes reimbursement for out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is approximately $3.75 per account per year.

FINANCIAL HIGHLIGHTS INFORMATION

The AAL Small Cap Value Fund first offers its shares pursuant to this prospectus and consequently does not have financial highlights information.

The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the accounting firm of PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements are included in the annual report, which is available upon request.

                                                                               THE AAL TECHNOLOGY STOCK FUND
                                                                             Year Ended April 30,
Class A Shares                                                                   2001(c)
Net Asset Value - Beginning of Period                                             $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.05)
Net Realized and Unrealized Gain (Loss) on Investments                            (4.82)

Total From Investment Operations                                                  (4.87)
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                             -
Total Distributions                                                                    -
Net Asset Value - End of Period                                                    $5.13
Total Return (a)                                                                (48.70)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $27.8
Ratio of Expenses to Average Net Assets (b)                                        2.40%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (1.70)%
Portfolio Turnover Rate                                                           44.23%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        2.40%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (1.71)%

_____________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 2000.

                                                                               THE AAL TECHNOLOGY STOCK FUND
                                                                             Year Ended April 30,
Class B Shares                                                                   2001(c)
Net Asset Value - Beginning of Period                                             $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.09)
Net Realized and Unrealized Gain (Loss) on Investments                            (4.81)

Total From Investment Operations                                                  (4.90)
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                             -
Total Distributions                                                                    -
Net Asset Value - End of Period                                                    $5.10
Total Return (a)                                                                (49.00)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $2.6
Ratio of Expenses to Average Net Assets (b)                                        3.40%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (2.68)%
Portfolio Turnover Rate                                                           44.23%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        3.41%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (2.69)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since Inception July 1, 2000.

                                                                               THE AAL AGGRESSIVE GROWTH FUND
                                                                             Year Ended April 30,
Class A Shares                                                                  2001 (c)
Net Asset Value - Beginning of Period                                             $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.02)
Net Realized and Unrealized Gain (Loss) on Investments                            (3.28)

Total From Investment Operations                                                  (3.30)
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                             -
Total Distributions                                                                    -
Net Asset Value - End of Period                                                    $6.70
Total Return (a)                                                                (33.00)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $35.3
Ratio of Expenses to Average Net Assets (b)                                        2.12%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (0.51)%
Portfolio Turnover Rate                                                           69.62%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        2.12%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (0.51)%
__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 2000.

                                                                               THE AAL AGGRESSIVE GROWTH FUND
                                                                             Year Ended April 30,
Class B Shares                                                                   2001(c)
Net Asset Value - Beginning of Period                                             $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.06)
Net Realized and Unrealized Gain (Loss) on Investments                            (3.29)

Total From Investment Operations                                                  (3.35)
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                             -
Total Distributions                                                                    -
Net Asset Value - End of Period                                                    $6.65
Total Return (a)                                                                (33.50)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $3.0
Ratio of Expenses to Average Net Assets (b)                                        3.32%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (1.62)%
Portfolio Turnover Rate                                                           69.62%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        3.32%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (1.62)%
__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c)Since inception July 1, 2000.

                                                                                THE AAL SMALL CAP STOCK FUND
                                                                             Year Ended April 30,
Class A Shares                                                                      2001           2000          1999          1998        1997(d)
Net Asset Value - Beginning of Period                                             $14.60         $10.89        $13.84         $9.84         $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.06)         (0.08)        (0.12)        (0.10)         (0.06)
Net Realized and Unrealized Gain (Loss) on Investments                              1.05           3.79        (2.51)          4.73           0.17

Total From Investment Operations                                                    0.99           3.71        (2.63)          4.63           0.11
Distributions from:
Net Investment Income                                                                  -              -             -             -              -
Net Realized Capital Gains                                                        (2.20)              -        (0.32)        (0.63)         (0.27)
Total Distributions                                                               (2.20)                       (0.32)        (0.63)         (0.27)
Net Asset Value - End of Period                                                   $13.39         $14.60        $10.89        $13.84          $9.84
Total Return (a)                                                                   7.77%         34.07%      (18.97)%        47.97%        (0.78)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                         $258.6         $191.3        $116.0        $120.3          $44.5
Ratio of Expenses to Average Net Assets (b)                                        1.40%          1.53%         1.82%         1.71%          2.06%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (0.54)%        (0.72)%       (1.15)%       (1.05)%        (1.20)%
Portfolio Turnover Rate                                                          122.93%        147.01%       112.96%       105.60%        138.50%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        1.41%          1.65%         1.82%         1.71%          2.06%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (0.54)%        (0.85)%       (1.15)%       (1.05)%        (1.20)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 1996.
(d) Since inception January 8, 1997.

                                                                                THE AAL SMALL CAP STOCK FUND
                                                                             Year Ended April 30,
Class B Shares                                                                      2001           2000          1999          1998           1997
Net Asset Value - Beginning of Period                                             $14.24         $10.74        $13.73         $9.81         $11.17
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.18)         (0.19)        (0.22)        (0.16)         (0.03)
Net Realized and Unrealized Gain (Loss) on Investments                              1.00           3.69        (2.50)          4.67         (1.33)

Total From Investment Operations                                                    0.82           3.50        (2.72)          4.51         (1.36)
Distributions from:
Net Investment Income                                                                  -              -             -             -              -
Net Realized Capital Gains                                                        (2.20)              -        (0.27)        (0.59)              -
Total Distributions                                                               (2.20)              -        (0.27)        (0.59)              -
Net Asset Value - End of Period                                                   $12.86         $14.24        $10.74        $13.73          $9.81
Total Return (a)                                                                   6.72%         32.71%      (19.85)%        46.86%       (12.18)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $31.2          $24.6         $15.8         $14.4           $3.4
Ratio of Expenses to Average Net Assets (b)                                        2.39%          2.56%         2.89%         2.60%          3.20%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (1.52)%        (1.76)%       (2.22)%       (1.94)%        (2.39)%
Portfolio Turnover Rate                                                          122.93%        147.01%       112.96%       105.60%        138.50%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        2.40%          2.68%         2.89%         2.60%          3.21%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (1.53)%        (1.88)%       (2.22)%       (1.94)%        (2.40)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.

                                                                              THE AAL SMALL CAP INDEX FUND II
                                                                             Year Ended April 30,
Class A Shares                                                                   2001(c)
Net Asset Value - Beginning of Period                                             $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.07)
Net Realized and Unrealized Gain (Loss) on Investments                              0.21

Total From Investment Operations                                                    0.14
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                        (0.11)
Total Distributions                                                               (0.11)
Net Asset Value - End of Period                                                   $10.03
Total Return (a)                                                                   1.43%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $13.3
Ratio of Expenses to Average Net Assets (b)                                        1.86%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (1.03)%
Portfolio Turnover Rate                                                           35.94%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        1.86%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (1.03)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 2000.

                                                                              THE AAL SMALL CAP INDEX FUND II
                                                                             Year Ended April 30,
Class B Shares                                                                  2001 (c)
Net Asset Value - Beginning of Period                                             $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.13)
Net Realized and Unrealized Gain (Loss) on Investments                              0.21
Total From Investment Operations                                                    0.08
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                        (0.11)
Total Distributions                                                               (0.11)
Net Asset Value - End of Period                                                    $9.97
Total Return (a)                                                                   0.73%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $1.5
Ratio of Expenses to Average Net Assets (b)                                        2.67%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (1.84)%
Portfolio Turnover Rate                                                           35.94%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        2.67%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (1.84)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 2000.

                                                                                 THE AAL MID CAP STOCK FUND
                                                                             Year Ended April 30,
Class A Shares                                                                      2001           2000          1999          1998        1997(c)
Net Asset Value - Beginning of Period                                             $16.73         $13.89        $15.93        $12.71         $17.11
Income from Investment Operations
Net Investment Income (Loss)                                                           -              -        (0.04)        (0.04)         (0.12)
Net Realized and Unrealized Gain (Loss) on Investments                              1.19           3.67        (1.25)          4.75         (1.63)

Total From Investment Operations                                                    1.19           3.67        (1.29)          4.71         (1.75)
Distributions from:
Net Investment Income                                                                  -              -             -             -              -
Net Realized Capital Gains                                                        (3.19)         (0.83)        (0.75)        (1.49)         (2.65)
Total Distributions                                                               (3.19)         (0.83)        (0.75)        (1.49)         (2.65)
Net Asset Value - End of Period                                                   $14.73         $16.73        $13.89        $15.93         $12.71
Total Return (a)                                                                   7.26%         27.29%       (7.62)%        38.73%       (11.08)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                         $883.2         $759.0        $584.9        $671.5         $461.7
Ratio of Expenses to Average Net Assets (b)                                        1.16%          1.14%         1.37%         1.30%          1.35%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        0.02%        (0.02)%       (0.28)%       (0.27)%        (0.94)%
Portfolio Turnover Rate                                                          144.33%        142.26%       125.94%       104.73%        112.60%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        1.17%          1.24%         1.37%         1.30%          1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                    0.01%        (0.12)%       (0.28)%       (0.27)%        (0.94)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.

                                                                                 THE AAL MID CAP STOCK FUND
                                                                             Year Ended April 30,
Class B Shares                                                                      2001           2000          1999          1998           1997
Net Asset Value - Beginning of Period                                             $16.20         $13.64        $15.78        $12.69         $13.67
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.12)         (0.17)        (0.17)        (0.12)         (0.03)
Net Realized and Unrealized Gain (Loss) on Investments                              1.11           3.56        (1.27)          4.65         (0.95)

Total From Investment Operations                                                    0.99           3.39        (1.44)          4.53         (0.98)
Distributions from:
Net Investment Income                                                                  -              -             -             -              -
Net Realized Capital Gains                                                        (3.19)         (0.83)        (0.70)        (1.44)              -
Total Distributions                                                               (3.19)         (0.83)        (0.70)        (1.44)              -
Net Asset Value - End of Period                                                   $14.00         $16.20        $13.64        $15.78         $12.69
Total Return (a)                                                                   6.18%         25.71%       (8.70)%        37.41%        (7.17)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $36.4          $26.9         $17.0         $13.6           $3.3
Ratio of Expenses to Average Net Assets (b)                                        2.19%          2.46%         2.56%         2.33%          2.29%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (1.01)%        (1.33)%       (1.46)%       (1.30)%        (1.41)%
Portfolio Turnover Rate                                                          144.33%        142.26%       125.94%       104.73%        112.60%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        2.20%          2.55%         2.56%         2.33%          2.29%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (1.01)%        (1.43)%       (1.46)%       (1.30)%        (1.41)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c)Since inception January 8, 1997.

                                                                               THE AAL MID CAP INDEX FUND II
                                                                             Year Ended April 30,
Class A Shares                                                                  2001 (c)
Net Asset Value - Beginning of Period                                             $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.04)
Net Realized and Unrealized Gain (Loss) on Investments                              0.31

Total From Investment Operations                                                    0.27
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                        (0.03)
Total Distributions                                                               (0.03)
Net Asset Value - End of Period                                                   $10.24
Total Return (a)                                                                   2.73%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $18.1
Ratio of Expenses to Average Net Assets (b)                                        1.71%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (0.58)%
Portfolio Turnover Rate                                                           30.59%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        1.71%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (0.58)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 2000.

                                                                               THE AAL MID CAP INDEX FUND II
                                                                             Year Ended April 30,
Class B Shares                                                                  2001 (c)
Net Asset Value - Beginning of Period                                             $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.10)
Net Realized and Unrealized Gain (Loss) on Investments                              0.30

Total From Investment Operations                                                    0.20
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                        (0.03)
Total Distributions                                                               (0.03)
Net Asset Value - End of Period                                                   $10.17
Total Return (a)                                                                   2.03%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $1.8
Ratio of Expenses to Average Net Assets (b)                                        2.57%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (1.42)%
Portfolio Turnover Rate                                                           30.59%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        2.57%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (1.42)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 2000.

                                                                                 THE AAL INTERNATIONAL FUND
                                                                             Year Ended April 30,
Class A Shares                                                                      2001           2000          1999          1998           1997
Net Asset Value - Beginning of Period                                             $14.06         $11.35        $11.15        $11.37         $11.08
Income from Investment Operations
Net Investment Income (Loss)                                                        0.25              -          0.08          0.17           0.01
Net Realized and Unrealized Gain (Loss) on Investments                            (3.24)           2.71          0.65          0.56           0.68

Total From Investment Operations                                                  (2.99)           2.71          0.73          0.73           0.69
Distributions from:
Net Investment Income                                                             (0.24)              -        (0.44)        (0.37)         (0.34)
Net Realized Capital Gains                                                        (0.27)              -        (0.09)        (0.58)         (0.06)
Total Distributions                                                               (0.51)              -        (0.53)        (0.95)         (0.40)
Net Asset Value - End of Period                                                   $10.56         $14.06        $11.35        $11.15         $11.37
Total Return (a)                                                                (21.61)%         23.91%         6.82%         7.34%          6.32%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                         $190.6         $226.7        $146.9        $144.2         $116.2
Ratio of Expenses to Average Net Assets (b)                                        1.38%          1.36%         1.74%         1.91%          2.10%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        2.06%        (0.01)%         0.64%         1.36%          0.88%
Portfolio Turnover Rate                                                           37.66%         43.59%       100.90%        19.90%         12.95%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        1.38%          1.41%         1.74%         1.91%          2.10%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                    2.06%        (0.07)%         0.64%         1.36%          0.88%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.

                                                                                 THE AAL INTERNATIONAL FUND
                                                                             Year Ended April 30,
Class B Shares                                                                      2001           2000          1999          1998       1997 (c)
Net Asset Value - Beginning of Period                                             $13.75         $11.23        $11.05        $11.34         $10.98
Income from Investment Operations
Net Investment Income (Loss)                                                        0.10         (0.13)        (0.03)          0.13              -
Net Realized and Unrealized Gain (Loss) on Investments                            (3.17)           2.65          0.64          0.49           0.36

Total From Investment Operations                                                  (3.07)           2.52          0.61          0.62           0.36
Distributions from:
Net Investment Income                                                             (0.02)              -        (0.34)        (0.33)              -
Net Realized Capital Gains                                                        (0.27)              -        (0.09)        (0.58)              -
Total Distributions                                                               (0.29)              -        (0.43)        (0.91)              -
Net Asset Value - End of Period                                                   $10.39         $13.75        $11.23        $11.05         $11.34
Total Return (a)                                                                (22.56)%         22.44%         5.72%         6.30%          3.28%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $13.7          $15.6          $9.8          $7.9           $2.6
Ratio of Expenses to Average Net Assets (b)                                        2.53%          2.53%         2.85%         2.90%          2.94%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        0.88%        (1.19)%       (0.52)%         0.34%        (0.03)%
Portfolio Turnover Rate                                                           37.66%         43.59%       100.90%        19.90%         12.95%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        2.53%          2.59%         2.85%         2.90%          2.94%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     0.88%        (1.25)%       (0.52)%         0.34%        (0.03)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception January 8, 1997.

                                                                                THE AAL CAPITAL GROWTH FUND
                                                                             Year Ended April 30,
Class A Shares                                                                      2001           2000          1999          1998           1997
Net Asset Value - Beginning of Period                                             $38.67         $35.87        $29.64        $21.50         $18.79
Income from Investment Operations
Net Investment Income (Loss)                                                        0.19           0.13          0.09          0.10           0.13
Net Realized and Unrealized Gain (Loss) on Investments                            (1.74)           3.19          6.69          9.26           3.68

Total From Investment Operations                                                  (1.55)           3.32          6.78          9.36           3.81
Distributions from:
Net Investment Income                                                             (0.16)         (0.09)        (0.09)        (0.08)         (0.15)
Net Realized Capital Gains                                                        (2.14)         (0.43)        (0.46)        (1.14)         (0.95)
Total Distributions                                                               (2.30)         (0.52)        (0.55)        (1.22)         (1.10)
Net Asset Value - End of Period                                                   $34.82         $38.67        $35.87        $29.64         $21.50
Total Return (a)                                                                 (4.19)%          9.28%        23.20%        44.48%         20.55%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                       $3,912.5       $4,115.1      $3,594.5      $2,766.7       $1,794.4
Ratio of Expenses to Average Net Assets (b)                                        0.91%          0.90%         0.97%         0.98%          1.06%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        0.52%          0.35%         0.30%         0.39%          0.62%
Portfolio Turnover Rate                                                           12.91%          7.50%         8.74%        17.96%         24.30%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        0.91%          0.92%         0.97%         0.98%          1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                    0.52%          0.33%         0.30%         0.39%          0.62%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.

                                                                                THE AAL CAPITAL GROWTH FUND
                                                                                Year Ended April 30,
Class B Shares                                                                      2001           2000          1999          1998       1997 (c)
Net Asset Value - Beginning of Period                                             $37.71         $35.29        $29.38        $21.45         $20.66
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.15)         (0.22)        (0.19)          0.04         (0.01)
Net Realized and Unrealized Gain (Loss) on Investments                            (1.71)           3.07          6.56          9.06           0.80

Total From Investment Operations                                                  (1.86)           2.85          6.37          9.10           0.79
Distributions from:
Net Investment Income                                                                  -              -             -        (0.03)              -
Net Realized Capital Gains                                                        (2.14)         (0.43)        (0.46)        (1.14)              -
Total Distributions                                                               (2.14)         (0.43)        (0.46)        (1.17)              -
Net Asset Value - End of Period                                                   $33.71         $37.71        $35.29        $29.38         $21.45
Total Return (a)                                                                 (5.14)%          8.09%        21.94%        43.25%          3.82%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                         $154.1         $148.6        $107.6         $54.9          $11.0
Ratio of Expenses to Average Net Assets (b)                                        1.88%          1.95%         1.99%         1.90%          1.89%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (0.44)%        (0.69)%       (0.74)%       (0.58)%        (0.39)%
Portfolio Turnover Rate                                                           12.91%          7.50%         8.74%        17.96%         24.30%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        1.88%          1.96%         1.99%         1.90%          1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (0.44)%        (0.71)%       (0.74)%       (0.58)%        (0.39)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception January 8, 1997.

                                                                                THE AAL LARGE COMPANY INDEX FUND II
                                                                                Year Ended April 30,
Class A Shares                                                                  2001 (c)
Net Asset Value - Beginning of Period                                             $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.01)
Net Realized and Unrealized Gain (Loss) on Investments                            (1.50)

Total From Investment Operations                                                  (1.51)
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                             -
Total Distributions                                                                    -
Net Asset Value - End of Period                                                    $8.49
Total Return (a)                                                                (15.10)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $21.1
Ratio of Expenses to Average Net Assets (b)                                        1.46%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (0.20)%
Portfolio Turnover Rate                                                            9.25%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        1.46%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (0.20)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 2000.

                                                                                THE AAL LARGE COMPANY INDEX FUND II
                                                                                Year Ended April 30,
Class B Shares                                                                  2001 (c)
Net Asset Value - Beginning of Period                                             $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.06)
Net Realized and Unrealized Gain (Loss) on Investments                            (1.51)

Total From Investment Operations                                                  (1.57)
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                             -
Total Distributions                                                                    -
Net Asset Value - End of Period                                                    $8.43
Total Return (a)                                                                (15.70)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $1.8
Ratio of Expenses to Average Net Assets (b)                                        2.33%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (1.06)%
Portfolio Turnover Rate                                                            9.25%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        2.33%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                  (1.06)%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 2000.

                                                                                THE AAL EQUITY INCOME FUND
                                                                                Year Ended April 30,
Class A Shares                                                                      2001           2000          1999          1998           1997
Net Asset Value - Beginning of Period                                             $14.40         $14.68        $14.31        $11.34         $10.90
Income from Investment Operations
Net Investment Income (Loss)                                                        0.21           0.18          0.16          0.27           0.39
Net Realized and Unrealized Gain (Loss) on Investments                              0.94         (0.30)          1.17          3.44           0.46

Total From Investment Operations                                                    1.15         (0.12)          1.33          3.71           0.85
Distributions from:
Net Investment Income                                                             (0.21)         (0.16)        (0.17)        (0.29)         (0.41)
Net Realized Capital Gains                                                        (0.77)              -        (0.79)        (0.45)              -
Total Distributions                                                               (0.98)         (0.16)        (0.96)        (0.74)         (0.41)
Net Asset Value - End of Period                                                   $14.57         $14.40        $14.68        $14.31         $11.34
Total Return (a)                                                                   8.26%        (0.80)%        10.08%        33.50%          7.88%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                         $305.1         $277.6        $262.2        $197.7         $134.2
Ratio of Expenses to Average Net Assets (b)                                        0.96%          0.92%         1.05%         1.11%          1.15%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        1.48%          1.24%         1.22%         2.17%          3.57%
Portfolio Turnover Rate                                                           26.38%         26.93%        13.35%        64.00%          5.14%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        0.96%          0.98%         1.05%         1.11%          1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                    1.47%          1.18%         1.22%         2.17%          3.57%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.

                                                                                 THE AAL EQUITY INCOME FUND
                                                                                 Year Ended April 30,
Class B Shares                                                                      2001           2000          1999          1998       1997 (c)
Net Asset Value - Beginning of Period                                             $14.38         $14.66        $14.31        $11.37         $11.40
Income from Investment Operations
Net Investment Income (Loss)                                                        0.06           0.02          0.02          0.19           0.05
Net Realized and Unrealized Gain (Loss) on Investments                              0.93         (0.28)          1.17          3.41         (0.06)

Total From Investment Operations                                                    0.99         (0.26)          1.19          3.60         (0.01)
Distributions from:
Net Investment Income                                                             (0.06)         (0.02)        (0.05)        (0.21)         (0.02)
Net Realized Capital Gains                                                        (0.77)              -        (0.79)        (0.45)              -
Total Distributions                                                               (0.83)         (0.02)        (0.84)        (0.66)         (0.02)
Net Asset Value - End of Period                                                   $14.54         $14.38        $14.66        $14.31         $11.37
Total Return (a)                                                                   7.12%        (1.80)%         8.97%        32.42%        (0.04)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $13.4          $11.6          $9.6          $3.8           $0.5
Ratio of Expenses to Average Net Assets (b)                                        1.98%          1.99%         2.09%         2.04%          1.99%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        0.45%          0.17%         0.16%         0.96%          2.36%
Portfolio Turnover Rate                                                           26.38%         26.93%        13.35%        64.00%          5.14%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        1.98%          2.05%         2.09%         2.04%          1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                    0.45%          0.11%         0.16%         0.96%          2.36%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception January 8, 1997.

                                                                                THE AAL BALANCED FUND
                                                                                Year Ended April 30,
Class A Shares                                                                      2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                             $12.41         $12.15        $10.81        $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                        0.38           0.32          0.21          0.04
Net Realized and Unrealized Gain (Loss) on Investments                                 -           0.25          1.34          0.80
Total From Investment Operations                                                    0.38           0.57          1.55          0.84
Distributions from:
Net Investment Income                                                             (0.38)         (0.31)        (0.20)        (0.03)
Net Realized Capital Gains                                                             -              -        (0.01)             -
Total Distributions                                                               (0.38)         (0.31)        (0.21)        (0.03)
Net Asset Value - End of Period                                                   $12.41         $12.41        $12.15        $10.81
Total Return (a)                                                                   3.10%          4.78%        14.45%         8.37%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                                         $291.7         $256.1        $158.3         $27.7
Ratio of Expenses to Average Net Assets (b)                                        0.98%          1.09%         1.15%         1.37%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        3.07%          2.76%         2.26%         2.19%
Portfolio Turnover Rate                                                           82.59%         64.58%       213.46%        11.52%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        1.02%          1.14%         1.23%         1.63%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                    3.03%          2.72%         2.17%         1.93%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

                                                                                THE AAL BALANCED FUND
                                                                                Year Ended April 30,
Class B Shares                                                                      2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                             $12.35         $12.10        $10.79        $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                        0.26           0.21          0.14          0.03
Net Realized and Unrealized Gain (Loss) on Investments                                 -           0.24          1.31          0.78

Total From Investment Operations                                                    0.26           0.45          1.45          0.81
Distributions from:
Net Investment Income                                                             (0.26)         (0.20)        (0.13)        (0.02)
Net Realized Capital Gains                                                             -              -        (0.01)             -
Total Distributions                                                               (0.26)         (0.20)        (0.14)        (0.02)
Net Asset Value - End of Period                                                   $12.35         $12.35        $12.10        $10.79
Total Return (a)                                                                   2.13%          3.74%        13.47%         8.10%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $21.1          $18.2         $11.9          $2.3
Ratio of Expenses to Average Net Assets (b)                                        1.94%          2.03%         1.98%         2.11%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        2.11%          1.82%         1.42%         1.45%
Portfolio Turnover Rate                                                           82.59%         64.58%       213.46%        11.52%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets (b)                                        1.98%          2.08%         2.18%         2.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)                    2.07%          1.77%         1.22%         1.06%

__________________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.  The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss)
to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

ADDITIONAL INFORMATION

You will find additional information in the statement of additional information and the annual and semi-annual reports to shareholders. The Funds’ statement of additional information and annual and semi-annual reports are available, without charge, upon request. To request this or other information about the Funds, please call (800) 553-6319 .

Annual and Semi-Annual Reports

In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during their last fiscal year.

Statement of Additional Information

The Funds’ statement of additional information provides more detailed information about the Funds.

You also may review and copy information about the Funds (including the statement of additional information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room call 1-800-SEC-0330. You also may obtain reports and other information about the Funds on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplication fee, by electronic request to e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission at 405 5th Street, N. W., Washington, D. C. 20549-6009.

The Funds' Investment Company Act File Number is 811-5075

[Logo]
THE AAL MUTUAL FUNDS
222 West College Ave.
Appleton, WI 54919-0007
Telephone: (800) 553-6319
www.aal.org e-mail: aalcmc@aal.org

THE AAL MUTUAL FUNDS

FIXED-INCOME FUNDS PROSPECTUS
Class A and B Shares
July 17, 2001

The AAL High Yield Bond Fund

The AAL Municipal Bond Fund

The AAL Bond Fund

The AAL Money Market Fund

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                           PAGE
RISK/RETURN INFORMATION: INVESTMENT PROGRAMS AND PERFORMANCE

         PROSPECTUS SUMMARY
                  Reading the Prospectus
                  The Funds
                  Principal Risks Common to All Funds
                  Class A versus Class B Shares
                  Institutional Shares

         THE AAL HIGH YIELD BOND FUND
         THE AAL MUNICIPAL BOND FUND
         THE AAL BOND FUND
         THE AAL MONEY MARKET FUND

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE
         Investment Adviser
         Adviser Fees
         Portfolio Management

SHAREHOLDER INFORMATION
         Pricing Funds' Shares
         Choosing a Class of Shares
         Buying Shares
         Redeeming Shares
         Exchanging Shares
         Internet Transactions

DIVIDENDS

TAX CONSIDERATIONS

DISTRIBUTION ARRANGEMENTS
         12b-1 Fees
         Distribution Fees
         Service Fees
         Shareholder Maintenance Agreement

FINANCIAL HIGHLIGHTS
         THE AAL HIGH YIELD BOND FUND
         THE AAL MUNICIPAL BOND FUND
         THE AAL BOND FUND
         THE AAL MONEY MARKET FUND

RISK/RETURN INFORMATION: INVESTMENT OBJECTIVES AND STRATEGIES PROSPECTUS
SUMMARY

Reading the Prospectus

References to “you” and “your” in the prospectus refer to prospective investors or shareholders. References to “we,” “us” or “our” refer to the Trust or The AAL Mutual Funds (“Funds”) and Fund management, the adviser, and/or sub-adviser, distributor, administrator, transfer agent and custodians.

The Funds

The AAL Mutual Funds are a series of separate mutual fund portfolios within a single Trust (the "Trust"), each with a specific investment objective.

In this prospectus, we provide you with information on the investment objectives and policies of the Funds; risks of investing in the Funds; historic performance information; how to buy and sell Class A and Class B shares; management and services provided to the Funds; and other information. This prospectus describes two share classes, Class A shares and Class B shares. You pay a sales charge immediately when you purchase Class A shares (front-end sales charge or load). You pay a sales charge when you redeem Class B shares held for less than five years (contingent deferred sales charge). In addition, you pay higher “12b-1 fees” for Class B shares than Class A shares. 12b-1 fees are ongoing asset-based fees that we charge pursuant to a plan to cover the costs of certain activities related to the distribution and service of the Funds’ shares.

Principal Risks Common to All Funds

You assume certain risks when you invest in any of the Funds. Risks specific to each Fund are discussed on the following pages. More generally, the investment style and strategies that we use to select stocks, bonds and other securities for each Fund depends on our ability to select those that perform well over time. Our selections may not always achieve our growth and/or income expectations, and securities we select could decline in value. There can be no assurance that any of the Funds will achieve its objective and you could lose money.

Class A versus Class B Shares

Whether you should purchase Class A or Class B shares depends on how long you intend to own the shares and the size of your investment. If you intend to own shares for more than five years and plan to invest less than $100,000, you should consider Class B shares. If you plan to redeem shares in less than five years or invest $100,000 or more, you should consider Class A shares. The following table shows some of the differences between Class A and Class B shares:

Class A Shares                                   Class B Shares
o Maximum 4% front-end sales charge       o No front-end sales charge
o No contingent deferred sales charge     o Maximum 5% contingent deferred sales charge
o Lower annual expenses, which include    o Higher annual expenses, which include 12b-1
  12b-1 fees, than Class B shares           fees, than Class A shares
o No conversion to Class B shares         o Automatic conversion to Class A shares after
                                            five years

Institutional Shares

We also offer an institutional class of shares (“Institutional shares”). They are described in a separate prospectus. Institutional shares are for organizations or enterprises with a minimum initial investment in the Funds of $500,000. We designed Institutional shares to give organizations and enterprises (non-natural persons) or financial institutions acting in a fiduciary or agency capacity for these organizations a convenient means of accumulating an interest in The AAL Mutual Funds. Organizations or enterprises that invest in Institutional shares purchase shares at net asset value. They do not pay initial sales charges, redemption fees or 12b-1 fees. The performance of Class A, Class B and Institutional shares will vary based on differences in sales charges and fees. For more information on the Funds’ Institutional shares and a prospectus, you may call The AAL Mutual Funds Service Center (“service center”) at (800) 553-6319.

THE AAL HIGH YIELD BOND FUND

Investment Objective

The AAL High Yield Bond Fund seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as “junk bonds.” The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in high-yield bonds. We may invest the remaining 35% of the Fund’s total assets in any combination of:

  additional high-yield bonds;
  investment-grade bonds;
  common and preferred stocks (including structured preferred stocks); and
  securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government obligations").

We may invest up to 20% of the Fund’s net assets in bonds of foreign issuers. In evaluating the quality of a particular high-yield bond for investment in the Fund, we do not rely exclusively on ratings assigned by the Nationally Recognized Statistical Rating Organizations (NRSROs). In appropriate circumstances, we perform our own credit analysis. We consider the issuer’s:

  financial resources;
  operating history;
  sensitivity to economic conditions and trends;
  management's abilities;
  debt maturity schedules;
  borrowing requirements; and
  relative values based on anticipated cash flow, interest and asset coverage and earnings prospects.

We attempt to identify those issuers of high-yield bonds whose financial condition is adequate to meet future obligations and has improved or is expected to improve in the future. However, there are no restrictions on the rating level of the securities in the Fund’s portfolio, and we may purchase and hold securities in default.

[Sidebar:] Junk Bonds

High-yield bonds have a higher yield to compensate for greater risk that the issuer might not make its interest and principal payments. Most bonds are rated by national rating agencies according to the issuers ability to maintain interest payments and repay the principal amount at the time the bond comes due. High-yield bonds are speculative and, therefore, typically considered to be below investment-grade bonds by national ratings agencies. High yield bonds include:

  fixed rate bonds;
  variable rate bonds;
  convertible bonds;
  zero coupon bonds;
  pay-in-kind bonds;
  floating rate interest debt obligations;
  deferred interest debt obligations;
  structured debt obligations;
  asset-backed debt obligations; and
  mortgage-backed debt obligations.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole.

Credit Risk: The primary risk of investing in the high-yield sector is the credit risk. Bonds rated below investment grade have greater risk of default than investment-grade bonds and, may in fact, be in default. Issuers of high-yield bonds usually do not have strong historical financial conditions, requiring them to offer higher yields to compensate for the greater risk of default on the payment of interest and principal. These bonds have speculative characteristics or are speculative. As a result, their market values are less sensitive to interest rate changes on a short-term basis, but more sensitive to adverse economic developments or individual corporate developments because of their lower credit quality. During an economic downturn or period of rising interest rates, issuers of lower rated bonds may have more difficulty meeting their principal and interest payment obligations or obtaining additional financing to make the interest payments on their debt. When issuers have difficulty meeting projected goals or obtaining additional financing, the default rate on high-yield bonds will likely rise.

Market Risk: Frequently, high-yield bonds have a less liquid resale market than the market for investment-grade bonds. In some cases, these bonds have no resale market at all. As a result, we may have difficulty valuing portfolio securities, choosing the securities to sell to meet redemption requests and/or selling or disposing of portfolio securities on favorable terms.

The high-yield market has in the past, and may in the future, experience market risk due to adverse publicity and investor perceptions. In the past, Congress has attempted restricting the advantages of high-yield bonds and similar attempts could occur in the future.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Class A shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Returns
Class A shares
Years Ended December 31

12/31/98          (2.25)%
12/31/99          (3.75)%
12/31/00          (4.44)%

The Fund's year-to-date return as of June 30, 2001 was (1.00)%.

                           Best and Worst Quarterly Returns

Best Quarter             2nd Quarter of 1997                    6.03%
Worst Quarter            3rd Quarter of 1998                    (7.76)%

Average Annual Total Returns

The tables below compare the Fund’s average annual total returns for Class A and B shares with the Merrill Lynch High Yield Master Index®.* Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return for both the Fund and the Merrill Lynch High Yield Master Index® is calculated for the period ended December 31, 2000.

The AAL High Yield Bond Fund               1 Year      Since Inception January 8, 1997
Class A Shares                             (4.44)%     0.45%
Merrill Lynch High Yield Master Index(R)   (3.79)%     3.49%

The AAL High Yield Bond Fund               1 Year      Since Inception January 8, 1997
Class B Shares                             (5.10)%     (0.25)%
Merrill Lynch High Yield Master Index(R)   (3.79)%     3.49%

* The Merrill Lynch High Yield Master Index(R)is an unmanaged index comprised of over 900 "cash-pay" high-yield bonds representative of the high-yield market as a whole.

[Sidebar:] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund's shares:

Shareholder Fees                                     Class A Shares      Class B Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases     4.00%               None
(as a percentage of offering price)
Maximum deferred sales charge (load) imposed on      None                5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                       Class A Shares      Class B Shares
(expenses deducted from Fund assets)
Management Fees                                      0.55%               0.55%
Distribution and Service (12b-1) Fees                0.25%               1.00%
Other Expenses                                       0.28%               0.44%
Total Fund Operating Expenses*                       1.08%               1.99%

* Operating expenses are expressed as a percentage of net assets for the fiscal year ended April 30, 2001, and do not include the adviser’s voluntary reimbursement of expenses. Actual expenses with reimbursements, “Total Fund Operating Expenses”, were 1.00% for Class A shares and 1.75% for Class B shares.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period     Class A Shares     Class B Shares    Class B Shares Without Redemptions
1 Year          $506               $702              $202
3 Years         $730               $924              $624
5 Years         $972               $1,073            $1,073
10 Years        $1,664             $1,763*           $1,763*

* Class B shares convert into Class A shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first five years and Class A expenses for the next five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MUNICIPAL BOND FUND

Investment Objectives

The AAL Municipal Bond Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation by investing primarily in a diversified portfolio of municipal bonds.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund’s net assets in municipal bonds, where the income is exempt from federal income tax. However, the Fund may invest in certain bonds that are subject to the alternative minimum tax as discussed below. Of the 80% invested in municipal bonds, we invest at least 75% in bonds rated within the three highest rating categories assigned by at least one NRSRO at the time of purchase.

State and local governments and municipalities issue municipal bonds to raise money for a variety of public purposes, including general financing for state and local governments or financing for specific projects or public facilities. A municipality may issue municipal bonds in anticipation of future revenues from a specific municipal project (revenue bonds), or backed by the full taxing power of a municipality (general obligation bonds), or from the revenues of a specific project on the credit of a private organization (industrial development bonds).

Federal law generally exempts the interest paid on municipal bonds from federal income taxes.

We may invest 25% or more of the Fund’s total assets in industrial development bonds. The Fund tries not to invest more than 25% of its total assets in municipal bonds that are so closely related that an economic, business or political development affecting one bond could also affect the others.

We may purchase certain tax-exempt bonds that involve a private purpose. The interest paid on these private activity bonds is subject to the alternative minimum tax (“AMT paper”). We limit our purchases of AMT paper to 25% of the Fund’s total assets.

Options and Futures

We may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of the Fund’s portfolio securities or to manage the Fund’s exposure to changes in interest rates. We will generally not use these instruments for speculation. Our options and futures strategies may include selling futures, buying puts and writing calls, all of which tend to hedge the Fund’s investments against price fluctuations. We may combine options and futures transactions with each other in order to adjust their risk and return characteristics or the Fund’s overall strategy. Successful hedging strategies depend on our skill in predicting future movements in securities prices, interest rates and other economic factors. Our use of these strategies may not be successful, and could reduce the Fund’s total return. In order to limit the Fund’s exposure to these risks, we will not:

  commit more than 25% of the Fund’s net assets to such options and futures instruments;
  commit more than 25% of the Fund’s net assets to covered options written by the Fund; or
  commit more than 5% of the Fund’s net assets to premiums for put or call options purchased by the Fund.

[Sidebar:] Tax Implications of Options and Futures on The AAL Municipal Bond Fund

The use of options and futures for The AAL Municipal Bond Fund may result in taxable income. You should consult your personal tax adviser to determine the consequences of federal, state and local taxes.

When-Issued and Delayed Delivery Securities

We may purchase securities on a when-issued or delayed delivery basis (i.e., obligate the Fund to purchase or sell securities with delivery and payment to occur at a later date in order to secure what we consider to be an advantageous price and yield at the time we enter into the transaction). We will make such commitments on behalf of the Fund only with the intention of actually acquiring the securities, but we may sell the securities before the settlement date if we later determine it is advisable to do so for investment reasons.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the Fund’s portfolio and the value of the Fund as a whole. Generally, the value of bonds moves in the opposite direction of interest rates..

Credit Risk: The creditworthiness of bond issuers will affect the value of their bonds, which may decline during the Fund's holding period and reduce the value of the Fund as a whole.

Tax Risk: Changes in federal income tax rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from its portfolio securities.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Class A Shares for the past ten years. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Returns
Class A Shares
Years Ended December 31

12/31/91          11.34%
12/31/92           8.33%
12/31/93          11.28%
12/31/94          (5.68)%
12/31/95          18.24%
12/31/96           4.39%
12/31/97          10.34%
12/31/98           5.98%
12/31/99          (5.64)%
12/31/00          12.01%

The Fund's year-to-date return as of June 30, 2001 was 2.99%.

                Best and Worst Quarterly Returns

Best Quarter        1st Quarter of 1995                6.75%
Worst Quarter       1st Quarter of 1994               (5.27)%

Average Annual Total Returns

The tables below compare the Fund’s average annual total returns for Class A and B shares with the Lehman Municipal Bond Index.* Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return is calculated for the period ended December 31, 2000.

The AAL Municipal Bond Fund         1 Year       5 Year         10 Year
Class A Shares                      12.01%       5.23%          6.80%
Lehman  Municipal Bond Index        11.68%       5.84%          7.32%

The AAL Municipal Bond Fund         1 Year       Since Inception January 8, 1997
Class B Shares                      11.05%       4.76%
Lehman  Municipal Bond Index        11.68%       6.20%**

*Lehman Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.
** Extrapolated return since the index only provides monthly data.

[Sidebar:] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund's shares:

Shareholder Fees                                    Class A Shares     Class B Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases    4.00%              None
(as a percentage of offering price)
Maximum deferred sales charge (load) imposed on     None               5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                      Class A Shares     Class B Shares
(expenses deducted from Fund assets)
Management Fees                                      0.45%             0.45%
Distribution and Service (12b-1) Fees                0.25%             1.00%
Other Expenses                                       0.11%             0.24%
Total Fund Operating Expenses                        0.81%             1.69%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period    Class A Shares   Class B Shares   Class B Shares Without Redemptions
1 Year         $479             $672             $172
3 Years        $648             $833             $533
5 Years        $832             $918             $918
10 Years       $1,362           $1,447*          $1,447*

* Class B shares convert into Class A shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first five years and Class A expenses for the next five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL BOND FUND

Investment Objective

The AAL Bond Fund seeks a high level of current income, consistent with capital preservation, by investing primarily in a diversified portfolio of investment-grade bonds.

Principal Investment Strategies Under normal circumstances, we invest at least 65% of the Fund's total assets in:

  bonds of U.S. and foreign issuers payable in U.S. dollars rated within the four highest rating categories by at least two NRSROs at the time of purchase; and
  bonds or other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, primarily those securities supported by the full faith and credit of the U.S. Treasury.

We may invest the remaining 35% of the Fund's total assets in:

  privately issued or guaranteed mortgage-related securities (such as home equity asset-backed securities) rated within the four highest categories by at least two NRSROs or unrated mortgage-related securities, if we determine at the time of purchase that these unrated securities have credit quality characteristics comparable to these ratings. Securities rated in the fourth highest category have speculative investment characteristics;

  commercial paper rated in the highest rating category by a NRSRO, or commercial paper issued or guaranteed by a corporation who has outstanding debt rated in the two highest categories by a NRSRO at the time of purchase;

  bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion; and
  corporate obligations, including variable rate master notes, rated in the two highest categories by a NRSRO, or issued by a corporation whose outstanding debt has an equal or better rating at the time of purchase.

Although there are no restrictions on the maturity of the debt securities we may purchase for the Fund, generally we maintain a weighted average effective maturity of between 5 and 10 years. Effective maturity of a debt security takes into account projected prepayments, call dates, put dates and sinking funds, if any, that reduce the stated maturity date of the bond.

We anticipate that during normal market conditions the average portfolio maturity of the Fund will not exceed 20 years. We use the stated final maturity date (rather than effective maturity) of a security to calculate average maturity, notwithstanding earlier call dates and possible prepayments.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole. Generally, the value of a bond moves in the opposite direction of interest rates. Longer term bond prices tend to move more in response to interest changes than shorter term bonds.

Credit Risk: The creditworthiness of bond issuers will affect the value of their bonds, which may decline during the Fund's holding periods and affect the value of the Fund as a whole. The risk, generally, is less pronounced for U.S. government and U.S. agency bonds than is the case for municipal and privately issued bonds.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Class A shares for the past ten years. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Returns
Class A shares
Years Ended December 31

12/31/91          15.73%
12/31/92           6.70%
12/31/93           8.80%
12/31/94         (4.75)%
12/31/95          16.06%
12/31/96           2.26%
12/31/97           8.98%
12/31/98           6.63%
12/31/99         (1.65)%
12/31/00          10.76%

The Fund's year-to-date return as of June 30, 2001 was 3.01%.

                          Best and Worst Quarterly Returns

Best Quarter                  3rd Quarter of 1991                    5.41%
Worst Quarter                 1st Quarter of 1994                  (3.42)%

Average Annual Total Returns

The tables below compare the Fund’s average annual total returns for Class A and B shares with the Lehman Aggregate Bond Index.* Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return is calculated for the period ended December 31, 2000.

The AAL Bond Fund                1 Year          5 Year             10 Year
Class A Shares                   10.76%          5.30%              6.76%
Lehman  Aggregate Bond Index     11.63%          6.46%              7.96%

The AAL Bond Fund                1 Year          Since Inception January 8, 1997
Class B Shares                   9.60%           5.23%
Lehman  Aggregate Bond Index     11.63%          7.34%

* The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund's shares:

Shareholder Fees                                     Class A Shares     Class B Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases     4.00%              None
(as a percentage of offering price)
Maximum deferred sales charge (load) imposed on      None               5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                       Class A Shares     Class B Shares
(expenses deducted from Fund assets)
Management Fees                                      0.45%              0.45%
Distribution and Service (12b-1) Fees                0.25%              1.00%
Other Expenses                                       0.21%              0.38%
Total Fund Operating Expenses                        0.91%              1.83%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period   Class A Shares    Class B Shares    Class B Shares Without Redemptions
1 Year        $489              $686              $186
3 Years       $679              $876              $576
5 Years       $884              $990              $990
10 Years      $1,475            $1,579*           $1,579*

* Class B shares convert into Class A shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first five years and Class A expenses for the next five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MONEY MARKET FUND

Investment Objective

The AAL Money Market Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.

[Sidebar:] Important Information Concerning The AAL Money Market Fund

This portfolio is a mutual fund, not a savings account. It consists of a pool of investments that are professionally managed. You should not consider an investment in the Fund a deposit or other obligation of any bank, credit union or any affiliated entity. Neither the Federal Deposit Insurance Company (FDIC) nor any other government agency insures or protects your investment. We cannot guarantee that the Fund will achieve its goal of maintaining a constant net asset value of $1.00 per share. You could lose money investing in the Fund.

Principal Investment Strategies

We invest in short-term money market instruments for the Fund, such as:

  obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

  certificates of deposit, bankers acceptances and similar obligations of U.S. banks, savings associations, foreign branches of U.S. banks and domestic branches of foreign banks, which have total assets of more than $1 billion at the time of purchase, and who are members of the Federal Deposit Insurance Corporation (FDIC);

  commercial paper that at the time of purchase is defined as First Tier or Second Tier by the 1940 Act, as long as we do not invest more than 5% of the Fund’s total assets in Second Tier commercial paper; and

  corporate obligations, including variable rate master notes, that at the time of purchase are in one of the two highest categories of a NRSRO, or, if unrated, issued by a corporation with outstanding debt that has an equivalent or better rating at the time of purchase.

We make investments for the Fund consistent with Rule 2a-7 under the 1940 Act. As such, we invest in securities maturing in 397 days or less and maintain a dollar-weighted average portfolio maturity of not more than 90 days. By limiting the maturity of the Fund’s investments, we seek to lessen the changes in asset values caused by fluctuations in short-term interest rates. Part of the Fund’s objective is to maintain a constant net asset value per share of $1.00.

We may purchase participation interests (interests in securities held by others) in securities we are authorized to invest in for the Fund as described above.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the yield. Increases in short-term interest rates generally cause the Fund’s assets to decline in value. The relatively short maturity of the Fund as a whole tends to reduce this volatility, and minimizes the risk that the Fund’s per share net asset value will deviate from $1.00.

Credit Risk: The price of a security that the Fund holds may decline in response to a deterioration of the creditworthiness of an issuer, the provider of credit support or a maturity-shortening structure for that security.

Financial Services Exposure: Changes in government regulations or economic downturns can have a significant negative effect on issuers of money market instruments in the financial services sector. The Fund frequently concentrates its investments in this sector.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Class A shares for the past ten years. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund's Class A shares.

[Bar chart with following data:]

Annual Returns
Class A shares
Years Ended December 31

12/31/91          5.49%
12/31/92          2.90%
12/31/93          2.03%
12/31/94          2.93%
12/31/95          4.90%
12/31/96          5.20%
12/31/97          5.19%
12/31/98          4.88%
12/31/99          4.60%
12/31/00          5.82%

The Fund's year-to-date return as of June 30, 2001 was 2.25%.

                    Best and Worst Quarterly Returns

Best Quarter              2nd Quarter of 1990                    1.83%
Worst Quarter             4th Quarter of 1993                    0.46%

The 7-day yield for the period ended April 30, 2001 for The AAL Money Market Fund Class A Shares was 4.00%.

Average Annual Total Returns

The tables below compare the Fund’s average annual total returns for Class A and B shares with the Salomon Brothers Short-Term Index®.* With respect to Class B shares, we have presented performance information to reflect the effects of the contingent deferred sales charge you would pay if you redeem your shares at the end of the period. The average annual return is calculated for the period ended December 31, 2000.

The AAL Money Market Fund                 1 Year       5 Year          10 Year
Class A Shares                            5.82%        5.14%           4.39%
Salomon Brothers Short-Term Index(R)      5.65%        4.89%           4.48%

The AAL Money Market Fund                 1 Year       Since Inception January 8, 1997
Class B Shares                            4.79%        4.15%
Salomon Brothers Short-Term Index(R)      5.65%        4.87%**

* The Salomon Brothers Short-Term Index(R)is an unmanaged index composed of 1-month U.S. Treasury Bills.
** Extrapolated return since the index only provides monthly data

The Fund attempts to maintain a stable net asset value per share of $1.00.

Expenses

You pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund's shares:

Shareholder Fees                                      Class A Shares    Class B Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases      None              None
(as a percentage of offering price)
Maximum deferred sales charge (load) imposed on       None              5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                        Class A Shares    Class B Shares
(expenses deducted from Fund assets)
Management Fees(1)                                    0.50%             0.50%
Distribution and Service (12b-1) Fees(2)              0.125%            0.875%
Other Expenses                                        0.365%            0.665%
Total Fund Operating Expenses(3)                      0.99%             2.04%

__________
(1) AAL Capital Management Corporation (“AAL CMC”), as the adviser to the Fund, voluntarily waives a portion of the maximum management fee for Class A and Class B shares. With this waiver, the actual management fees were 0.275 of 1% for both Class A and Class B shares.
(2) AAL CMC, as the distributor to the Fund, voluntarily waives a portion of the maximum 12b-1 service fee for both Class A and Class B shares. With this waiver, the actual 12b-1 service fees were 0.025 of 1% for Class A shares and 0.775 of 1% for Class B shares.
(3) Operating expenses are expressed as a percentage of net assets for the fiscal year ended April 30, 2001, and do not include the adviser’s fee waivers. Actual expenses with fee waivers, “Total Fund Operating Expenses,” were 0.66% for Class A shares and 1.65% for Class B shares.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period     Class A Shares    Class B Shares    Class B Shares Without Redemptions
1 Year          $101              $707              $207
3 Years         $315              $940              $640
5 Years         $547              $1,098            $1,098
10 Years        $1,213            $2,369*           $2,369*

* Class B shares convert into Class A shares after five years. Therefore, the 10-year expense figure includes Class B expenses for the first five years and Class A expenses for the next five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

Investment Adviser

AAL Capital Management Corporation (“AAL CMC”) serves as investment adviser and distributor to the Funds. AAL CMC was organized in 1986 as a Delaware corporation. AAL Holdings Inc., a wholly owned subsidiary of Aid Association for Lutherans (“AAL”) owns all of AAL CMC’s shares. AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.8 million members and is one of the world’s largest fraternal benefit societies in terms of assets and life insurance in force. AAL offers life, health, and disability income insurance and fixed annuities to its members, and all members are part of one of approximately 10,000 local AAL branches throughout the United States. Through AAL CMC, AAL offers The AAL Mutual Funds. AAL CMC has served as adviser to The AAL Mutual Funds since the commencement of operations. As of December 31, 2000, AAL CMC managed over $$10.3 billion for The AAL Mutual Funds. On June 26, 2001, the Board of Directors of AAL gave initial approval to a merger with Lutheran Brotherhood, a fraternal benefit society headquartered in Minneapolis, Minnesota. As of the date of this prospectus, there are no plans to change the operations or structure of AAL CMC.

Sub-Advisers

The AAL High Yield Bond Fund

Pacific Investment Management Company (“PIMCO”) is the sub-adviser to The AAL High Yield Bond Fund. Pursuant to the sub-advisory agreement, PIMCO makes the day-to-day investment decisions for The AAL High Yield Bond Fund under the direction and control of AAL Capital Management Corporation. PIMCO determines which securities to purchase and sell, arranges the purchases and sales and assists in formulating and implementing the investment program for the Fund.

[Sidebar:]

Adviser's Principal Address:           Sub-Adviser's Principal Address:

AAL Capital Management Corporation     Pacific Investment Management Company (PIMCO)
222 West College Avenue                840 Newport Center Drive
Appleton, WI 54919-0007                Newport Beach, CA  92660

Pursuant to an investment advisory agreement with the Funds, AAL CMC manages the investment and reinvestment of the Funds’ assets. AAL CMC also provides the Funds with personnel, facilities and administrative services, and supervises the Funds’ daily business affairs. Services provided by AAL CMC to the Funds are subject to the supervision of the Funds’ Board of Trustees. AAL CMC formulates and implements a continuous investment program for the Funds consistent with each Fund’s investment objectives, policies and restrictions.

Adviser Fees per Fund

Effective September 1, 2000, the annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

                                  $0 to $500,000,000          Over $500,000,000
The AAL High Yield Bond Fund             0.55%                      0.55%
The AAL Municipal Bond Fund              0.45%                      0.45%
The AAL Bond Fund                        0.45%                      0.45%
The AAL Money Market Fund                0.50%                      0.45%

The AAL High Yield Bond Fund has entered into a sub-advisory agreement with Pacific Investment Management Company (“PIMCO”) which is paid 0.25% of average daily net assets (payable from the annual advisory fee paid to the advisor).

As of September 1, 2000, the Adviser has voluntarily waived 0.15% of the current fee of 0.45% in The AAL Bond Fund, 0.10% of the current fee of 0.45% in The AAL Municipal Bond Fund, and changed the current fee waiver for The AAL Money Market Fund from 0.225% to 0.075% to bring the effective advisory fee for this Fund to 0.425%. In addition, the Adviser is waiving all expenses in excess of 1.00% for Class A shares and 1.75% for Class B shares of The AAL High Yield Bond Fund.

Portfolio Management

FUND NAME                          PORTFOLIO MANAGER AND EXPERIENCE

THE AAL High Yield Bond Fund

                                   Benjamin Trosky, CFA
                                   Mr. Trosky is a Managing  Director and a senior member of PIMCO's portfolio management and investment  strategy groups. He is the portfolio manager for the PIMCO High Yield Fund. Mr. Trosky joined the firm in 1990,  having been previously  associated with Merrill Lynch Asset  Management as a co-manager of high yield mutual  funds.  He has 21 years of  investment  experience in equity  and  credit  research  and holds a  bachelor's  degree in  Business
                                   Administration from Drexel University.

THE AAL Municipal Bond Fund        Duane A. McAllister, CFA

                                    Duane A.  McAllister has managed the day-to-day Fund investments since
                                   April 1994.  Prior to joining AAL Capital Management Corporation on
                                   November 1, 1995, he managed the Fund while serving as vice president of
                                   Duff & Phelps Investment Management Co.  For the five-year period before managing the Fund, Mr. McAllister managed portfolios for Northern Trust
                                   Company and First National Bank and Trust in Rockford, Illinois.

The AAL Bond Fund                  Alan D. Onstad, CFA

The AAL Money Market Fund          Alan D. Onstad has managed the day-to-day Bond Fund investments since July
                                   19, 1999 and Money Market Fund investments since July 17, 2001.  Mr.
                                   Onstad currently manages The AAL U.S. Government Zero Coupon Target Funds,
                                   Series 2001 and 2006, the AAL Money Market Portfolio, and the Money Market
                                   Portfolio of the AAL Savings Plan.  Mr. Onstad is also co-manager of The
                                   AAL Balanced Fund.  Mr. Onstad has been employed by AAL since 1973, most recently as Assistant Vice-President. He has also been a portfolio manager for AAL Capital Management Corporation since 1999.

The Aid Association for Lutherans Savings Plan

The Aid Association for Lutherans Savings Plan is a 401(k) plan for our employees (plan participants). Through the savings plan, plan participants can allocate part of their income into certain Funds (some of which may not be part of the Funds included in this prospectus). Refer to your plan document for more information on your investment choices and how to invest in the Funds. We may also offer shares of the Funds to other retirement plans.

Portfolio Turnover Rates

We expect The AAL High Yield Bond, Municipal Bond and Bond Funds to have portfolio turnover greater than 100%. Portfolio turnover rates over 100% are considered high. We do not calculate a portfolio turnover rate for The AAL Money Market Fund because of the short maturities of its investments. Due to the high volume of buying and selling activity in a portfolio with turnover in excess of 100%, we may pay more commissions for these Funds. We also may realize more taxable gains and losses than in portfolios with fewer turnovers. Increased expenses and tax consequences of these trading practices may lower returns for shareholders.

SHAREHOLDER INFORMATION

PRICING FUNDS’ SHARES

The price of a Fund’s share is based on the Fund’s net asset value (“NAV”). The Funds determine the NAV per share once daily at the close of trading, normally 3:00 p.m. Central Time, on the New York Stock Exchange (“NYSE”or the “Exchange”). The Funds do not determine NAV on holidays observed by the NYSE. The Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. The price at which you purchase or redeem shares of the Funds is based on the NAV next calculated after the Funds receive your payment or redemption request.

We determine the NAV by dividing the total fund assets, less all liabilities, by the total number of outstanding shares. To determine the NAV, the Funds value their securities at current market value using readily available market prices. The Funds use pricing services as approved by The AAL Mutual Funds’ Board of Trustees. If market prices are not available, NAV is based on a security’s fair value as determined in good faith under policies and guidelines approved by the Board of Trustees.

Some of the Funds hold securities that trade on foreign exchanges. These exchanges may trade on weekends or other days when the Funds do not price their shares. As a result, the value of a Fund's shares may change at a time when those shares may not be purchased or redeemed.

CHOOSING A CLASS OF SHARES

This Prospectus offers two classes of shares, each with its own sales charges and fees. You should consider the amount and intended length of time of your investment when determining which share class would benefit you the most.

               Class A Shares                          Class B Shares

Sales Charges  Initial maximum sales charge of 4.00%   Contingent deferred sales charge up to 5%
               of the public offering price ("POP")    if you redeem shares within five years of
               depending on amount of investment       purchase

You should not consider buying Class B shares if you are eligible for the 50% reduction for purchases of Class A shares or you are investing $100,000 or more in the Funds. Also, because of higher expenses, you should not consider buying Class B shares of The AAL Money Market Fund unless you intend to exchange them for other Class B shares or as part of The AAL Mutual Funds Capital Builder Plan.

In general, if you intend to make a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you intend to make a smaller investment, you might consider Class B shares because all of your dollars are put to work from the time you make your investment. However, until your Class B shares convert to Class A shares, you will have a higher expense ratio, receive lower dividends and may have a lower net asset value than Class A shares due to the higher 12b-1 fees.

Class A Shares

The chart below shows the sales charge percentage for Class A shares imposed at different dollar level purchases.

Breakpoints

                         Sales Charge    Sales Charge as a   50% Sales Charge    50% Sales Charge as a
                         as a Percent      Percent of Net     as a Percent of    Percent of Net Amount
Your Investment Amount    of POP/1/      Amount Invested/1/       POP/1/              Invested/1/

Less than $25,000            4.00%             4.17%               2.00%                 2.04%

$25,000 but less
than $50,000                 3.75%             3.90%               1.88%                 1.91%

$50,000 but less
than $100,000                3.00%             3.09%               1.50%                 1.52%

$100,000/2/ but
less than $250,000           2.00%             2.04%               1.00%                 1.01%

$250,000 but less
than $500,000                1.00%             1.01%               0.50%                 0.50%

$500,000 and up/1/           0.00%             0.00%               0.00%                 0.00%

__________

/1/ AAL Representatives may receive compensation of 55% of the sales charge on amounts purchased, plus a bonus based on total commissions. AAL Representatives may also receive compensation of .50 of 1% on amounts invested of $500,000 or more.

/2/ You should purchase Class A shares if the level of your investment is $100,000 or above.

Please note, you buy Class A shares of The AAL Money Market Fund at net asset value without a sales charge or redemption fee.

Reducing your Sales Charges

If you are eligible for one of the following reductions, you must tell us or your AAL Representative at the time you purchase Class A shares in order to ensure you receive the appropriate reduction. AAL employees, trustees, directors and employees of the Funds and the adviser and sub-advisers, Directors of AAL affiliates,; employees of the adviser, and sub-advisers; Directors of AAL and AAL affiliates; as well as persons licensed to receive commissions for sales of the Funds, do not pay a sales charge on their purchases or on purchases made by family members living with them. We reserve the right to stop or change these reductions at any time. Prior to making any changes, we will notify shareholders with a prospectus supplement.

  50% Reduction: Non-profit organizations, charitable trusts, charitable remainder unitrusts, endowments, AAL branches and congregations pay only 50% of the normal sales charge so long as there is an affiliation with a Lutheran organization. The reduction does not apply to 403(b)(7) retirement plan accounts.

  Rights of Accumulation: You can combine all your Class A, Class B and Institutional share purchases, including the purchases of family members who live with you, when computing your current sales charge for Class A shares. Eligible shares for combination in computing the sales charge include those contained in individual, joint tenant, gift/transfer to minor, trust and IRA accounts. Employer sponsored plans can link the shares in the plan for purposes of calculating a sales charge reduction. Rights of accumulation includes the value of all Class A shares at the public offering price, all Class B shares, all Institutional shares and reinvested dividends and capital gains.

  Letter of Intent: To reduce your sales charge on purchases over the breakpoints, you can sign a letter of intent if you intend to invest new dollars exceeding the amount of any one breakpoint during the next 13 months. Class A or Class B share purchases fulfill the letter of intent, but you receive a reduced sales charge on Class A shares only. You can include purchases in accounts you have linked for purposes of the rights of accumulation, as well as, purchases made in the last 90 days. However, shares you purchase through employer sponsored retirement plans will not be linked for your letter of intent. We will not recalculate the sales charge on prior purchases.

You do not have any obligation to buy additional shares. During the letter of intent period, we will escrow shares totaling 5% of the investment goal. If for some reason you do not fulfill the letter of intent within the 13-month period, we will reverse investments made during the 13-month period and reprocess them at the appropriate breakpoint level(s). As a result of these transactions, you may receive a corrected 1099-DIV tax form. You should sign only one letter of intent for all accounts combined under rights of accumulation.

Share purchases in The AAL Money Market Fund do not apply toward your letter of intent, unless you originally purchased shares in another Fund and paid a sales charge, and later exchanged those shares for your shares of The AAL Money Market Fund.

Class B Shares

When you purchase Class B shares, you will not be charged an initial sales charge. However, a contingent deferred sales charge ("CDSC") will apply to shares redeemed within five years of purchase.

   Years After Purchase        Deferred Sales Charge on Shares Sold/1/

        1st Year                                    5.00%
        2nd Year                                    4.00%
        3rd Year                                    3.00%
        4th Year                                    2.00%
        5th Year                                    1.00%
     After 5th Year                                 0.00%

__________
/1/ AAL Representatives may receive compensation in connection with your purchase of Class B shares in the amount of up to 1.25% of the purchase amount, plus a bonus based on total commissions, even if such shares are not redeemed within five years of purchase and thus not subject to a contingent deferred sales charge. We base the sales charge on the lesser of the net asset value of the shares at the time of the purchase or at the time of the sale.

To reduce your cost, when you redeem shares in a Fund, you will redeem either shares that are not subject to a contingent deferred sales charge or shares with the lowest CDSC.

Contingent Deferred Sales Charge Waivers

No CDSC will apply on:

  Class B shares acquired through the reinvestment of dividends and capital gains;
  Class B shares purchased more than five years prior to redemption; and
  Class B shares redeemed following the death or disability of a shareholder or for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans or to meet certain retirement plan requirements.

Conversion to Class A Shares

Your Class B shares automatically convert to Class A shares after 5 years from the purchase date, reducing future annual expenses.

BUYING SHARES

Your AAL Representative is ready to help you open a new account. If you do not know the name of your AAL Representative, please call our service center at (800) 553-6319.

Please note, how you register your account with the Funds can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your application. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary.

Minimum Purchase Amounts

The following minimum amounts apply to purchases of shares of each Fund:

Minimum Purchase Amount per Account per Transaction/1/

Account                                Initial Purchase      Additional Purchase

Regular Account                              $1,000                  $50
Custodial, IRA or other Retirement
Plan Account                                 $250                    $50
Automatic Investment Plan                    $0                      $25

__________

/1/ Minimum amounts may be waived for qualified group retirement plans and payroll deduction plans with prior approval or when required by law.

Initial Purchases

Initial Purchases By Mail

Step 1:   Complete an AAL Mutual Funds  application and new account form for each different  account  registration.  If you do not complete the application properly, your purchase may be delayed or rejected.

Step 2:   Make your check  payable to the Fund you are  buying.  If more than one Fund, make your check payable to "The AAL Mutual Funds."

Step 3:   Mail your application and check to:

                   Attn:  New Accounts
                   The AAL Mutual Funds
                   P.O. Box 9679
                   Providence, RI  02940-9679

Initial Purchases By Wire Transfer

In order to buy shares of the Funds by wire transfer, your bank must be a member of, or have a corresponding relationship with a member of the Federal Reserve System.

Step 1:       Call our  service  center at (800)  553-6319  and  provide the following information:

              o   your account registration;
              o   the name of the Fund(s) in which you want to invest;
              o   the Class of shares you wish to buy;
              o   your address;
              o   your Social Security or tax identification number;
              o   the dollar amount;
              o   the name of the wiring bank; and
              o   the name and telephone number of the person at your bank who the Funds can contact about your purchase.

               We must receive your wire transfer  request before the closing of the NYSE,  normally 3:00 p.m. Central Time, to receive that day's price.

Step 2:      Instruct your bank to use the following instructions when wiring funds:

                   Wire Transfer to:
                   ----------------
                   Boston Safe Deposit and Trust Co.
                   Boston, MA
                   ABA #011001234

                   Credit:
                   ------
                   PFPC, Inc. as Agent for the benefit of The AAL Mutual Funds
                   Account #014338

                   Further Credit:
                   --------------
                   [Name of the Fund]
                   [Shareholder Account Number][Shareholder Registration/Name]

             Please call (800) 553-6319 prior to requesting a wire transfer in order to obtain a  confirmation  number and to ensure  prompt and accurate handling of funds.

             The Fund's transfer agent, PFPC, Inc., must receive your funds in its offices  prior to the close of the NYSE,  normally  3:00 p.m.
             Central  Time,  to purchase  shares on that day.  Money  received after the close of the NYSE will go toward the purchase of shares the next business day at that day's price.

Step 3:      Complete The AAL Mutual Funds application and mail it immediately to:

                   Attn:  New Accounts
                   The AAL Mutual Funds
                   P.O. Box 9679
                   Providence, RI  02940-9679

The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Additional Purchases

Additional Purchases By Mail

Step 1:        Make check  payable to the specific Fund in which you are
               investing. Please indicate your AAL Mutual Fund account number on the face of your check. If you have more than one account, always verify that you are  investing in the proper  account.  This will help ensure the proper handling of the transaction.

Step 2:        Payment for additional  purchases should be sent directly
               to the Funds' transfer agent.

                   Regular Mail:
                   ------------

                   The AAL Mutual Funds
                   P.O. Box 9679
                   Providence, RI  02940-9679

                   Express Mail/Private Delivery:
                   -----------------------------

                   The AAL Mutual Funds
                   4400 Computer Dr.
                   Westborough, MA  01581

Additional Purchases By Wire Transfer

You may make additional purchases by wire in an existing Fund account by following Step 2 of the wire transfer instructions shown for the "Initial Purchase by Wire Transfer."

Additional Purchases By Telephone

Before you can buy additional shares by telephone, you must have selected the Request for Telephone Purchase option on the application. Once you have selected this option, you can call our service center at (800) 553-6319 and we will withdraw money from your bank checking or savings account to make your investment. You pay the next price computed after the Funds have received your investment from your bank, which is usually three business days after you authorize the transfer. If you need to invest sooner, you should consider making a purchase by wire.

Automatic Investment Plans

The Funds offer several automatic investment plans to make periodic investing more convenient. These plans are not required to meet a minimum initial investment. Using The AAL Mutual Funds automatic investment plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you dollar cost average, you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves a continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Please note, it takes 10 business days from the time you invest for the transfer agent to validate any electronic transfer. This will cause some delay in your ability to write checks on an AAL Money Market Fund account or to redeem or transfer from your account.

For further information regarding any of the following automatic investment plans, contact your AAL Representative or our service center at (800) 553-6319.

The Bank Draft Plan

Investors who wish to make regular additional investments in an existing Fund account may do so through the Funds’ bank draft plan. Under this plan the Funds will draft an investor’s bank checking or savings account in the amount specified which may not be less than $25 per account on specified dates, up to two transactions per month (at least 10 business days apart). The proceeds will be invested in shares of the specified Fund at the applicable offering price determined on the date of the draft. To use this plan you must authorize the plan on your application form, or subsequently in writing, and submit additional documents. Your instructions to establish a bank draft plan or to change the bank on an existing plan, must be received by the Funds’ transfer agent at least 13 business days prior to the transaction date. Your instructions for stopping a bank draft plan or changing the dollar amount on an existing plan must be received by the Funds’ transfer agent at least 5 business days prior to the transaction date. Instructions for changes, additions or termination of a bank draft plan must be in writing and signed by all bank account owners.

The Capital Builder Plan

The capital builder plan allows investors to make regular automatic investments in an existing account in any of The AAL Mutual Funds by redemption of shares from their AAL Money Market Fund account (same class of shares only). The capital builder plan allows investors to select the transaction date. If you do not select the date, it will automatically be drawn from your account on the 15th of the month. All such investments may not be less than $25 and will be subject to the applicable sales charge. To start, stop or change the plan, you must notify the Funds at least 24 hours prior to the transaction date.

Payroll Deduction Savings and Investment Plan

The payroll deduction savings and investment plan allows employees of AAL and employees of Lutheran-affiliated institutions to invest in the Funds through direct deduction from their paychecks or commission checks.

The Government Allotment Plan

The Government Allotment Plan allows Social Security recipients, federal employees and military personnel to invest in The AAL Mutual Funds through direct deduction from their paychecks.

Prestige Member Program

We offer Members who maintain substantial balances additional services and benefits including: personal attention from Prestige member service representatives, an exclusive toll-free telephone number, personalized retirement analysis, complimentary financial information, a Prestige member organizer, discounted transaction fees through AAL Capital Management Corporation Brokerage Services, and among other benefits. Your AAL Representative can provide more information on this program.

Retirement Plans

AAL members and their enterprises and Lutheran organizations may establish their own individual or business retirement plans with assets invested in The AAL Mutual Funds. These accounts may offer you tax advantages. You should consult with your legal and/or tax adviser before you establish a retirement plan. A third-party maintenance fee may apply to some retirement accounts. Please review plan documents for more information. Your AAL Representative will provide you with the materials, documents and forms you need, and will work with you in establishing your retirement and education plan from among these choices:

  IRA (Individual Retirement Account);
  Rollover IRA;
  Roth IRA;/1/
  Education IRA/1/;
  SEP-IRA (Simplified Employee Pension Plan);
  SARSEP-IRA (Salary Reduction Simplified Employee Pension Plan)/2/;
  SIMPLE-IRA (Savings Incentive Match Plan for Employees);
  403(b)(7) Custodial Account/3/;
  Money Purchase Pension Plan;
  Profit Sharing Plan; and
  401(k) Plan.

__________
/1/ Annual contributions are not tax deductible but distributions may not be subject to income tax.
/2/ No new plans may start after 1996, but existing plans may continue.
/3/ For employees of public schools and certain non-profit organizations

Please note, The AAL Municipal Bond Fund is generally not an appropriate investment for a retirement account or Education IRA.

Purchase Policies

We reserve the right to suspend the offering of shares for a period of time and the right to reject any specific purchase of shares.

If you purchase shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and you elect to redeem those shares soon after their purchase, we may postpone paying the redemption proceeds until your payment has cleared or 15 days from the date of purchase, whichever is earlier.

We must have physical possession of your request to consider your request received. Current law will determine the legal effect of posting for deadline purposes. The U.S. Postal Service or private delivery services are not agents of the Funds, the distributor, or the transfer agent. We do not legally receive your purchase application or your request for redemption when you deposit them in the mail, send them with a private delivery service or when you deposit them in our Post Office Box.

Earning Income

You begin earning income, if any, on your shares on the business day following the day our transfer agent receives your payment.

Purchases

Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash or traveler’s checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees. If you buy shares by any type of check, electronic funds transfer (other than wire transfers) or automatic investment plan, and you elect to redeem your shares soon thereafter, we may postpone paying the redemption proceeds for 15 business days, or until your payment has cleared. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by the transfer agent.

Confirmation

We generally mail written confirmation of your purchases, except for The AAL Money Market Fund, within two business days following the date of your purchase. We mail confirmation of additional purchases in The AAL Money Market Fund monthly. We mail confirmation of your automatic investment plan purchases at least quarterly.

Share Certificates

We issue share certificates only upon written request, and then only for full shares (no fractional shares). You must make a new written request for a share certificate each time you purchase shares. We do not charge a fee to issue share certificates. If you have asked for or have received share certificates, you cannot use certain shareholder services, including wire transfers, check and telephone redemption, share exchange and any systematic withdrawal. Before you can redeem, transfer or exchange your shares, you must deliver the share certificates to our transfer agent in negotiable form (with a signature guarantee). We may not have share certificates available for some retirement accounts. If you lose your share certificate(s), you will be unable to redeem your shares until you receive a replacement certificate. To replace your share certificates contact the service center at (800) 553-6319 for instructions. There may be a charge for replacement. We do not issue share certificates for The AAL Money Market Fund.

Changes to Your Account

After opening your AAL Mutual Fund account, you may wish to make changes to your account. Certain types of changes, such as moving to a new address or getting a new telephone number, do not have any other effect on an account. Any feature such as telephone exchange or participation in an automatic investment plan would continue uninterrupted. Other changes, such as exchanging from one Fund to another or transferring shares from a regular account to an IRA or adding a joint owner, will affect your account options because a new account is actually created. Account options, such as an automatic investment plan, are discontinued unless additional action is taken. These changes may require additional instructions and specific forms. If you are not sure whether a change affects your account, please contact your AAL Representative or our service center at (800) 553-6319. When making these types of changes, please use The AAL Mutual Funds Account Change Request Form, which is available from your AAL Representative or from our service center.

Householding

As a shareholder of The AAL Mutual Funds, you currently receive a great deal of information from us through the mail. To help reduce the volume of mail that you receive, we will “household” all regulatory materials, except for proxy statements. We will identify members that we reasonably believe are from the same family or household, by searching for identical last names and addresses. Households that have two or more accounts will be sent only one copy of regulatory materials such as prospectuses and annual/semi-annual reports. However, in the event proxy materials are sent, each account will receive a separate proxy.

Householding helps to save money through reduced printing and mailing costs, which benefits all shareholders. From this point forward, we will continue to household your regulatory materials unless you tell us otherwise. If you would like to discontinue householding for your account(s), please call our service center at (800) 553-6319. When we receive notice from you to stop householding, we will begin sending you multiple copies of the same materials free of charge within 30 days.

Please note, this policy applies only to regulatory documents and not to quarterly account statements.

REDEEMING SHARES

You can sell your shares on any business day we price The AAL Mutual Funds’ shares. When you sell your shares, you receive the net asset value per share, except for Class B shares, for which you will receive the net asset value per share minus the contingent deferred sales charge, if any, depending on how long you have held the shares. If we receive your request in good order before the close of the NYSE, normally 3:00 p.m. Central Time, you will receive that day’s price. If we receive your redemption request in good order on a holiday, weekend or day the NYSE is closed, we will process your transaction request on the next business day. Shareholders earn income and receive dividends paid on Funds through the date of redemption.

The Funds may postpone payment or suspend the right of redemption in unusual circumstances, as permitted by the U.S. Securities and Exchange Commission. When you purchase shares by check, the Funds may delay payment until the earlier of 15 days after the date of you purchase or until your payment has cleared.

If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary.

Redemptions By Mail

Step 1:       Prepare a written request including the following information:

              o    name(s) of the account owner(s);
              o    your account number;
              o    dollar or share amount you wish to redeem; and
              o    all persons registered as shareholders on the account must sign the redemption requestexactly as the account is registered.

              You must have a signature guarantee if you want:

              o    to sell shares with a value of more than $100,000;
              o    the proceeds sent to an address other than the one listed for your account; or
              o    the check payable to someone other than the account owners(s).

              The  transfer  agent will accept  signature  guarantees  from all institutions  that are eligible to provide  signature  guarantees under federal or state law,  provided that the individual  giving the signature guarantee is authorized to do so. Institutions that usually are  eligible  to provide  signature  guarantees  include commercial banks,  trust companies,  brokers,  dealers,  national securities  exchanges,  savings and loan  institutions and credit unions. Please note that a signature guarantee is not the same as a notarized signature.

              If you wish to redeem any type of IRA account,  you must indicate on the  redemption  request  whether  or not  federal  income tax should be withheld.  Redemption requests that fail to indicate an election not to have federal tax withheld  will be subject to the
              10% Federal Tax withholding.

Step 2:       Mail your written redemption request to:

                   Regular Mail:
                   ------------

                   The AAL Mutual Funds
                   P.O. Box 9679
                   Providence, RI  02940-9679

                   Express Mail/Private Delivery:
                   -----------------------------

                   The AAL Mutual Funds
                   4400 Computer Dr.
                   Westborough, MA  01581

              Please  note,  an  $8.00  fee is  assessed  for a  redemption  by overnight  mail; a $15.00 fee is assessed  for a  redemption  for
              Saturday delivery.

              The Funds ordinarily will mail payment proceeds within seven days following receipt of all required documents. However, mailing may be  delayed  if we are  waiting  for your  purchase  of shares to clear.

Redemptions By Telephone

The privilege to redeem shares by telephone is automatically extended to all accounts, unless the option is specifically declined on your application. If you do not want the telephone redemption option, please call our service center at (800) 553-6319. By accepting this privilege, you assume some risks for unauthorized transactions. Once a telephone request has been made, it cannot be canceled or modified. We have implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information, restricting transmittal of redemption proceeds to pre-authorized account owners and addresses and supplying transaction verification information. Please note, we will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

The following conditions apply:

  telephone redemption checks will be issued to the same payee(s) as the account registration and sent only to the address of record;
  there has been no change of address in the preceding 60 days;
  the request is for $100,000 or less;
  retirement plan accounts are generally not eligible; and
  shares to be redeemed cannot be in certificate form.

Please note that individual retirement plan accounts can be redeemed by phone only with 10% federal tax withholding.

The Funds will mail payment proceeds within seven days following receipt of all required documents.

Redemptions By Wire Transfer

Prior to exercising the privilege of redemption by wire, existing shareholders must send an Account Change Request Form with the appropriate section completed:

Regular Mail:

The AAL Mutual Funds
P.O. Box 9679
Providence, RI 02940-9679

Express Mail/Private Delivery:

The AAL Mutual Funds
4400 Computer Dr.
Westborough, MA 01581

When redeeming shares by wire, please be aware of the following conditions:

  wire redemptions can be made for any amount;
  a $10.00 fee is assessed for redemptions by wire;
  requests received in good order before the close of the NYSE, usually 3:00 p.m. Central Time, receive that day's price; and
  if an account has multiple owners, we may rely on the instructions of any one account owner. This privilege may not be available on all retirement plan accounts.

Redemption Options

Systematic Withdrawal Plan (Usually Only Appropriate for Class A Shares)

You can have money automatically withdrawn from your AAL Mutual Funds account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or direct payments at regular intervals. The following rules and/or guidelines apply:

  you need a minimum of $5,000 in your account to start the plan;
  you can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month;
  to start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;
  money can be sent by check or electronic funds transfer;
  to stop or change your plan, you must notify us at least 5 business days prior to the next withdrawal; and
  because of sales charges, you must consider carefully the costs of frequent investments in and withdrawals from your account.

Please note, for minimum required distributions from IRA accounts, we will waive the contingent deferred sales charge on Class B shares.

The AAL Money Market Fund Checks (Class A Shares Only)

You can write checks on your AAL Money Market Fund account, except for Class B shares, if you complete a check writing signature card and agreement. You can request checks on your AAL Mutual Funds application or in writing. We do not charge a fee for supplying your checks. The following rules and/or guidelines apply:

  the checks you write on The AAL Money Market Fund must be for $500 or more (because the Fund is not a bank, some features, such as stop payment, may not be available);
  our transfer agent may impose reasonable fees for each check that is returned;
  we do not return your canceled checks, although our transfer agent will send a copy of your check to you at your request;
  unless you purchased shares by wire, you must wait 10 business days after you purchase The AAL Money Market Fund shares to write checks against that purchase; and
  you need a written request NOT A CHECK to close an AAL Money Market Fund account. Your written request will require a signature guarantee to close accounts over $100,000.

Redemption Policies

Reinstatement Privilege (Class A Shares Only)

You have 60 days after you sell shares to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per share on the day you make your reinvestment and not on the day you sold your investment. The following rules and/or guidelines apply:

  you may use this privilege only ONCE per account;
  the dollar amount you reinvest cannot exceed the dollar amount you sold;
  the sale of your shares may be a taxable event despite the reinstatement;
  the reinstatement privilege does not apply to qualified retirement plan accounts (i.e., 403(b) and 401(k) accounts); and
  you must send a written request and a check for the amount you wish to reinvest to the Funds' transfer agent:

  Regular Mail:

  The AAL Mutual Funds
  P.O. Box 9679
  Providence, RI 02940-9679

  Express Mail/Private Delivery:

  The AAL Mutual Funds
  4400 Computer Dr.
  Westborough, MA 01581

Involuntary Redemption

Because all account owners share the high cost of maintaining accounts with low balances, the Funds reserve the right to involuntarily redeem a shareholder’s account, other than a retirement plan account, at any time the value of the account falls below $250 as a result of redemption. Shareholders will be notified in writing of any planned involuntary redemption and will be allowed 30 days to increase the account balance above the stated minimum before the redemption is processed.

EXCHANGING SHARES

Shares of the Funds may be exchanged for shares of any other AAL Mutual Fund with the same registration, without an additional sales charge, at the net asset value per share next computed after receipt of a written exchange request in proper form by the transfer agent. However, if you initially purchased Class A shares of The AAL Money Market Fund and did not pay an initial sales charge, you would not be able to exchange these shares for another Fund without paying a sales charge.

Minimum investment rules may apply when you open a new account by exchanging shares, and you may have to submit a new application if you have not invested shares in the other AAL Mutual Fund account before. You can exchange for the same class of shares only.

Shareholders of a Fund may only exchange into such other Funds as are legally available for sale in any state. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary.

An exchange constitutes a redemption of the shares of one mutual fund and the purchase of shares of another. Exchanges are sales for tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged.

An excessive number of exchanges may be disadvantageous to the Funds. Therefore, the Funds reserve the right to terminate the exchange privilege of any shareholder who makes more than twelve exchanges in a year. Further, the Funds reserve the right to modify or terminate the exchange privilege at any time with respect to any Fund, if the Funds’ Trustees determine that continuing the privilege may be detrimental to shareholders. The Funds will provide at least 60 days notice prior to modifying or terminating the exchange privilege. In the event your exchange privilege is terminated for any reason, you will still have the right to redeem your shares as described in this prospectus.

Exchanges By Mail

Step 1:       Prepare a written request including the following information:

              o  name(s) of the account owner(s)
              o  your account number(s)
              o  dollar or share amount you wish to exchange
              o  the name of the Fund you are exchanging into; and
              o  signatures of all account owners.

Step 2:       Mail your redemption request to:

                   Regular Mail:
                   ------------

                   The AAL Mutual Funds
                   P.O. Box 9679
                   Providence, RI  02940-9679

                   Express Mail/Private Delivery:
                   -----------------------------

                   The AAL Mutual Funds
                   4400 Computer Dr.
                   Westborough, MA  01581

Exchanges By Telephone

The privilege to exchange shares by telephone is automatically extended to all accounts, unless the option is specifically declined on your application. If you do not want the telephone exchange option, please call our service center at (800) 553-6319. By accepting this privilege, you assume some risks for unauthorized transactions. Once a telephone request has been made, it cannot be canceled or modified. We have implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information, restricting transmittal of redemption proceeds to pre-authorized account owners and addresses and supplying transaction verification information. Please note, however, that we will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

You may exchange shares for which certificates have not been issued by telephoning our service center at (800) 553-6319. Telephone exchange requests received prior to the close of the NYSE, usually 3:00 p.m. Central Time, will receive that day's price.

During periods of extreme volume caused by dramatic economic or stock market changes, shareholders may have difficulty reaching our service center by phone, and a telephone exchange may be difficult to implement at those times. The Funds reserve the right to temporarily discontinue the telephone exchange privilege during such periods of extreme volume.

INTERNET TRANSACTIONS

Various Fund transactions may be performed over the internet at www.aal.org. You may be able to purchase, redeem and exchange shares within your Fund accounts (pre-authorized bank information is required prior to purchase). For your protection, we require a Personal Identification Number (“PIN”) prior to authorizing transactions on your Fund accounts. Please call our service center at (800) 553-6319 to request information about obtaining a PIN. You will receive you PIN approximately five to seven days after your request.

DIVIDENDS

The Funds endeavor to qualify annually for, and elect tax treatment applicable to, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (Code). Pursuant to the requirements of the Code, we intend to distribute substantially all of the Funds’ net investment income and net realized capital gains, if any, less any available capital loss carryover, to shareholders annually. We do this to avoid paying income tax on the Funds’ net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized gains. Annually, we intend to comply with all of the requirements to qualify as a regulated investment company for each Fund. We provide you with full information on dividends and capital gains distributions for each Fund on an annual basis.

Below, we provide you with a general description of the distribution policies and some of the tax consequences for the Funds’ shareholders. You should always check with your tax adviser to determine whether any dividends and distributions paid to you by a Fund are subject to any taxes, including state and local taxes.

The dividends from net investment income of each of these Funds, including net short-term capital gains, are taxable as ordinary income to shareholders, whether paid in additional shares or in cash. Any long-term capital gains distributed to shareholders are taxable as capital gains to shareholders, whether they receive them in cash or in additional shares, regardless of the length of time a shareholder has owned the shares.

We distribute substantially all net investment income and any net realized capital gains at least annually, if any, for the Funds as shown in the table below.

     Fund                                    Dividends    Capital Gains/1/
                                             (If Any)        (If Any)

     The AAL High Yield Bond Fund             Monthly        Annually
     The AAL Municipal Bond Fund              Monthly        Annually
     The AAL Bond Fund                        Monthly        Annually
     The AAL Money Market Fund                Monthly        Annually

__________
/1/ The Funds may distribute capital gains more often than annually.

All of the above Funds accrue income dividends daily.

The AAL Municipal Bond Fund

Dividends derived from the interest earned on municipal securities constitute “exempt-interest dividends” and are generally not subject to federal income tax. Realized capital gains on municipal securities are subject to federal income tax. Thus, shareholders will be subject to taxation at ordinary rates on the dividends they receive that are derived from net short-term capital gains. Distributions of net long-term capital gains will be taxable as long-term capital gains regardless of the length of time a shareholder holds them. We may, for temporary defensive purposes, invest in short-term taxable securities for the Fund. Shareholders of this Fund are subject to federal income tax at ordinary rates on any income dividends they receive that are derived from interest on taxable securities.

For shareholders receiving Social Security benefits, the federal government requires you to add tax-exempt income, including exempt-interest dividends from this Fund, to your taxable income in determining whether a portion of your Social Security benefits will be subject to federal income tax. The Internal Revenue Code provides that every person required to file a tax return must report, solely for informational purposes, the amount of exempt-interest dividends received from the Funds during the taxable year.

Reinvestment of Fund Distributions

You can reinvest all of your income dividends and/or capital gains distributions into the Funds at net asset value and pay no up-front (Class A shares) or contingent deferred (Class B shares) sales charges. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you reinvest them or we pay it out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends.

TAX CONSIDERATIONS

Dividends

As with all funds distributing taxable income, you as a tax-paying investor will be subject to income taxes on all dividends and distributions, regardless of whether you elect to take them in cash or have them reinvested.

Each Fund intends to distribute in December and, if necessary, at such other times as the Fund may determine its net investment income and any net realized capital gains resulting from investment activity. Any dividend (including a capital gains dividend) declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31, of the calendar year declared. Cumulative statements showing all activity in the account for the prior year will be mailed annually to all shareholders.

All income and capital gains distributions are reinvested in full and fractional shares of a Fund at net asset value, without sales charges, on a payment date unless a shareholder has requested payment in cash on the shareholder application or by separate written request. The shareholder returns that we project at maturity assume the reinvestment of all income and capital gains distributions. If a shareholder elects to receive these distributions in cash, the return at maturity will be substantially less than our projections at the time of purchase.

Each Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code (the “Code”) and to take all other action required so that no federal income tax will be payable by the Funds themselves. Each Fund will be treated as a separate regulated investment company under the Code.

Exchanges

Any exchange of fund shares will be treated as a sale of the Fund’s annual returnshares and any gain on the transaction may be subject to federal income tax. However, if you hold the shares in a qualified or tax-deferred plan, you generally will not be taxed on investment income, dividends, exchanges or capital gains until you take a withdrawal or distribution from the plan.

Form 1099

Shareholders are provided annually with full information on income and capital gains distributions for tax purposes. For each tax year, you will receive Form 1099, which reports the amount of dividends and capital gains we distribute to you during the prior year. If you own shares as a part of a qualified tax deferred plan, you will not receive Form 1099, unless you take a withdrawal or distribution from the plan.

If you redeem or exchange fund shares, proceeds from the sale or exchange will be reported on Form 1099-B. If you redeem shares from a qualified plan or IRA, proceeds from the sale will be reported on From 1099-R. No reporting is done on exchanges within a qualified plan or IRA.

Short-term capital gains and investment income will be taxed at a higher rate than long-term capital gains. Shareholders should consult their tax advisers regarding the applicability of state and local taxes to dividends and distributions.

Withholding Taxes

The Funds are required by federal law to withhold 31% of reportable payments (which include dividends, capital gain distributions and redemption proceeds) paid to certain shareholders who have not properly certified that the Social Security or other taxpayer identification number provided by the shareholder is correct and that he or she is not otherwise subject to backup withholding. The Funds’ shareholder application includes the required certification.

This discussion provides no information as to state and local tax consequences of ownership of shares of the Funds. You should consult your personal tax adviser to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

DISTRIBUTION ARRANGEMENTS

12b-1 Fees

In addition to the sales charge deducted at the time of purchase, each Fund is authorized, pursuant to a Rule 12b-1 Distribution Plan it has adopted (12b-1 Distribution Plan or Plan), to use a portion of its assets to cover the costs of certain activities relating to the distribution of its shares to investors.

The 12b-1 Distribution Plan permits each Fund to reimburse the distributor for expenses incurred in distributing the Funds’ shares to investors, which includes expenses relating to: sales representative compensation; advertising; preparation and distribution of sales literature and prospectuses to prospective investors; implementing and operating the Plan; and performing other promotional or administrative activities on behalf of the Funds.

Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges

Pursuant to the Plan, we may also reimburse the distributor for overhead expenses incurred in distributing the Funds’ shares. We may not reimburse the distributor for expenses of past fiscal years or in contemplation of expenses for future fiscal years. We may not use distribution fees we pay for one Fund to finance the distribution of shares for another Fund.

Except for The AAL Money Market Fund, each Fund pays a service fee of up to 0.25 of 1% of its average daily net assets for Class A and Class B shares. The AAL Money Market Fund pays a service fee of up to 0.125 of 1% of the average daily net assets for Class A and Class B shares. We use the shareholder service fee to compensate for certain shareholder services. The table below shows the maximum 12b-1 distribution and service fee paid by each Fund.

                                      Distribution Fees                      Service Fees

Fund                            Class A Shares   Class B Shares   Class A Shares     Class B Shares
The AAL High Yield Bond Fund    None             0.75%            0.25%              0.25%
The AAL Municipal Bond Fund     None             0.75%            0.25%              0.25%
The AAL Bond Fund               None             0.75%            0.25%              0.25%
The AAL Money Market Fund       None             0.75%           0.125%             0.125%

Shareholder Maintenance Agreement

Under contracts approved by the Board of Trustees, AAL CMC provides certain shareholder maintenance services. AAL CMC receives an annual fee for providing these services that is not included in, and is in addition to, the 12b-1 distribution and service fee. This fee is based upon, and limited by, the difference between the current account fees charged and the normal full-service fee schedule established by our transfer agent. It also includes reimbursement for out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is approximately $3.75 per account per year.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the accounting firm of PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements are included in the annual report, which is available upon request.

                                                                   THE AAL HIGH YIELD BOND FUND
                                                                   Year Ended April 30,

Class A Shares                                                       2001           2000          1999          1998       1997 (c)
Net Asset Value - Beginning of Period                               $7.44          $8.92        $10.31         $9.88         $10.00
Income from Investment Operations
Net Investment Income (Loss)                                         0.63           0.87          0.91          0.92           0.27
Net Realized and Unrealized Gain (Loss) on Investments             (0.68)         (1.48)        (1.33)          0.53         (0.12)

Total From Investment Operations                                   (0.05)         (0.61)        (0.42)          1.45           0.15
Distributions from:
Net Investment Income                                              (0.63)         (0.87)        (0.91)        (0.92)         (0.27)
Net Realized Capital Gains                                              -              -        (0.06)        (0.10)              -
Total Distributions                                                (0.63)         (0.87)        (0.97)        (1.02)         (0.27)
Net Asset Value - End of Period                                     $6.76          $7.44         $8.92        $10.31          $9.88
Total Return (a)                                                   (0.81)%        (7.00)%       (3.96)%        15.12%          1.51%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                          $121.0         $134.3        $131.9        $100.8          $44.7
Ratio of Expenses to Average Net Assets (b)                         1.00%          0.96%         1.00%         0.99%          1.00%
Ratio of Investment Income (Loss) to Average Net Assets (b)         9.06%         10.54%         9.81%         8.94%          9.11%
Portfolio Turnover Rate                                           106.01%         53.59%        54.67%       112.37%         36.90%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:

Ratio of Expenses to Average Net Assets (b)                         1.08%          1.12%         1.16%         1.18%          1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)     8.98%         10.38%         9.64%         8.75%          8.83%

--------------
(a) Total Return assumes  reinvestment  of all dividends and  distributions  but does not reflect any deduction for sales charge.  The aggregate,  not annualized total return is shown for periods less than one year.

(b) For periods less than one year, both the ratio of net operating  expenses to average net assets and the ratio of net investment  income (loss) to average net assets are calculated on an annualized basis.

(c) Since inception January 8, 1997.

                                                                     THE AAL HIGH YIELD BOND FUND
                                                                     Year Ended April 30,

Class B Shares                                                         2001         2000          1999       1998       1997 (c)
Net Asset Value - Beginning of Period                                  $7.44        $8.92        $10.31      $9.88      $10.00
Income from Investment Operations
Net Investment Income (Loss)                                            0.58         0.81          0.84       0.84        0.25
Net Realized and Unrealized Gain (Loss) on Investments                (0.68)       (1.48)        (1.33)       0.53      (0.12)

Total From Investment Operations                                      (0.10)       (0.67)        (0.49)       1.37        0.13
Distributions from:
Net Investment Income                                                 (0.58)       (0.81)        (0.84)     (0.84)      (0.25)
Net Realized Capital Gains                                                 -            -        (0.06)     (0.10)           -
Total Distributions                                                   (0.58)       (0.81)        (0.90)     (0.94)      (0.25)
Net Asset Value - End of Period                                        $6.76        $7.44         $8.92     $10.31       $9.88
Total Return (a)                                                      (1.53)%      (7.65)%       (4.62)%     14.27%       1.31%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                               $9.7        $11.6         $12.4       $9.7        $2.7
Ratio of Expenses to Average Net Assets (b)                            1.73%        1.62%         1.71%      1.74%       1.75%
Ratio of Investment Income (Loss) to Average Net Assets (b)            8.33%        9.88%         9.09%      8.22%       8.66%
Portfolio Turnover Rate                                              106.01%       53.59%        54.67%    112.37%      36.90%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:

Ratio of Expenses to Average Net Assets (b)                           1.99%        1.97%         1.98%      2.05%       2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)       8.08%        9.53%         8.82%      7.90%       8.41%

--------------
(a) Total Return assumes  reinvestment  of all dividends and  distributions  but does not reflect any deduction for sales charge.  The aggregate,  not annualized total return is shown for periods less than one year.

(b) For periods less than one year, both the ratio of net operating  expenses to average net assets and the ratio of net investment  income (loss) to average net assets are calculated on an annualized basis.

(c) Since inception January 8, 1997.

                                                                    THE AAL MUNICIPAL BOND FUND
                                                                    Year Ended April 30,

Class A Shares                                                          2001           2000          1999          1998           1997
Net Asset Value - Beginning of Period                                 $10.45         $11.47        $11.40        $10.92         $10.91
Income from Investment Operations
Net Investment Income (Loss)                                            0.55           0.53          0.52          0.52           0.52
Net Realized and Unrealized Gain (Loss) on Investments                  0.51         (1.01)          0.25          0.61           0.19

Total From Investment Operations                                        1.06         (0.48)          0.77          1.13           0.71
Distributions from:
Net Investment Income                                                 (0.55)         (0.53)        (0.52)        (0.52)         (0.52)
Net Realized Capital Gains                                                 -         (0.01)        (0.18)        (0.13)         (0.18)
Total Distributions                                                   (0.55)         (0.54)        (0.70)        (0.65)         (0.70)
Net Asset Value - End of Period                                       $10.96         $10.45        $11.47        $11.40         $10.92
Total Return (a)                                                      10.34%        (4.09)%         6.80%        10.50%          6.64%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                             $503.7         $461.3        $523.1        $467.1         $421.7
Ratio of Expenses to Average Net Assets (b)                            0.73%          0.78%         0.81%         0.85%          0.89%
Ratio of Investment Income (Loss) to Average Net Assets (b)            5.06%          4.98%         4.47%         4.55%          4.69%
Portfolio Turnover Rate                                              110.48%        210.32%        94.56%       139.18%        119.79%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:

Ratio of Expenses to Average Net Assets (b)                            0.81%          0.84%         0.81%         0.85%          0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)        4.98%          4.93%         4.47%         4.55%          4.69%

------------------
(a) Total Return assumes  reinvestment  of all dividends and  distributions  but does not reflect any deduction for sales charge.  The aggregate,  not annualized total return is shown for periods less than one year.

(b) For periods less than one year, both the ratio of net operating  expenses to average net assets and the ratio of net investment  income (loss) to average net assets are calculated on an annualized basis.

                                                                   THE AAL MUNICIPAL BOND FUND
                                                                   Year Ended April 30,

Class B Shares                                                         2001           2000          1999          1998       1997 (c)
Net Asset Value - Beginning of Period                                $10.44         $11.47        $11.40        $10.92         $11.02
Income from Investment Operations
Net Investment Income (Loss)                                           0.46           0.44          0.42          0.42           0.14
Net Realized and Unrealized Gain (Loss) on Investments                 0.51         (1.02)          0.25          0.61         (0.10)

Total From Investment Operations                                       0.97         (0.58)          0.67          1.03           0.04
Distributions from:
Net Investment Income                                                (0.46)         (0.44)        (0.42)        (0.42)         (0.14)
Net Realized Capital Gains                                                -         (0.01)        (0.18)        (0.13)              -
Total Distributions                                                  (0.46)         (0.45)        (0.60)        (0.55)         (0.14)
Net Asset Value - End of Period                                      $10.95         $10.44        $11.47        $11.40         $10.92
Total Return (a)                                                      9.39%        (4.99)%         5.93%         9.58%          0.34%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                              $8.5           $7.3          $7.5          $3.6           $0.8
Ratio of Expenses to Average Net Assets (b)                           1.61%          1.59%         1.64%         1.74%          1.69%
Ratio of Investment Income (Loss) to Average Net Assets (b)           4.18%          4.19%         3.65%         3.67%          4.09%
Portfolio Turnover Rate                                             110.48%        210.32%        94.56%       139.18%        119.79%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:

Ratio of Expenses to Average Net Assets (b)                           1.69%          1.64%         1.64%         1.74%          1.69%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)       4.10%          4.14%         3.65%         3.67%          4.09%

----------------

(a) Total Return assumes  reinvestment  of all dividends and  distributions  but does not reflect any deduction for sales charge.  The aggregate,  not annualized total return is shown for periods less than one year.

(b) For periods less than one year, both the ratio of net operating  expenses to average net assets and the ratio of net investment  income (loss) to average net assets are calculated on an annualized basis.

(c) Since inception January 8, 1997.

                                                                     THE AAL BOND FUND
                                                                     Year Ended April 30,

Class A Shares                                                          2001           2000          1999          1998           1997
Net Asset Value - Beginning of Period                                  $9.32          $9.92         $9.99         $9.63          $9.62
Income from Investment Operations
Net Investment Income (Loss)                                            0.61           0.58          0.53          0.57           0.60
Net Realized and Unrealized Gain (Loss) on Investments                  0.48         (0.60)        (0.07)          0.36           0.01

Total From Investment Operations                                        1.09         (0.02)          0.46          0.93           0.61
Distributions from:
Net Investment Income                                                 (0.61)         (0.58)        (0.53)        (0.57)         (0.60)
Net Realized Capital Gains                                                 -              -             -             -              -
Total Distributions                                                   (0.61)         (0.58)        (0.53)        (0.57)         (0.60)
Net Asset Value - End of Period                                        $9.80          $9.32         $9.92         $9.99          $9.63
Total Return (a)                                                      12.08%        (0.11)%         4.61%         9.86%          6.43%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                             $353.5         $321.7        $367.2        $353.4         $389.3
Ratio of Expenses to Average Net Assets (b)                            0.81%          0.83%         0.93%         0.95%          0.98%
Ratio of Investment Income (Loss) to Average Net Assets (b)            6.38%          6.12%         5.23%         5.77%          6.10%
Portfolio Turnover Rate                                              171.76%        163.31%       572.56%       483.76%        212.49%

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:

Ratio of Expenses to Average Net Assets (b)                            0.91%          0.91%         0.93%         0.95%          0.98%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)        6.27%          6.04%         5.23%         5.77%          6.10%

----------------

(a) Total Return assumes  reinvestment  of all dividends and  distributions  but does not reflect any deduction for sales charge.  The aggregate,  not annualized total return is shown for periods less than one year.

(b) For periods less than one year, both the ratio of net operating  expenses to average net assets and the ratio of net investment  income (loss) to average net assets are calculated on an annualized basis.

                                                                    THE AAL BOND FUND
                                                                    Year Ended April 30,

Class B Shares                                                          2001           2000          1999          1998       1997 (c)
Net Asset Value - Beginning of Period                                  $9.32          $9.92         $9.99         $9.64          $9.71
Income from Investment Operations
Net Investment Income (Loss)                                            0.52           0.49          0.43          0.48           0.18
Net Realized and Unrealized Gain (Loss) on Investments                  0.48         (0.60)        (0.07)          0.35         (0.07)

Total From Investment Operations                                        1.00         (0.11)          0.36          0.83           0.11
Distributions from:
Net Investment Income                                                 (0.52)         (0.49)        (0.43)        (0.48)         (0.18)
Net Realized Capital Gains                                                 -              -             -             -              -
Total Distributions                                                   (0.52)         (0.49)        (0.43)        (0.48)         (0.18)
Net Asset Value - End of Period                                        $9.80          $9.32         $9.92         $9.99          $9.64
Total Return (a)                                                      11.04%        (1.09)%         3.60%         8.75%          0.96%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                               $4.6           $3.6          $3.1          $1.4           $0.4
Ratio of Expenses to Average Net Assets (b)                            1.73%          1.80%         1.90%         1.92%          1.86%
Ratio of Investment Income (Loss) to Average Net Assets (b)            5.45%          5.17%         4.28%         4.74%          5.51%
Portfolio Turnover Rate                                              171.76%        163.31%       572.56%       483.76%        212.49%

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:

Ratio of Expenses to Average Net Assets (b)                            1.83%          1.88%         1.90%         1.92%          1.86%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)        5.35%          5.09%         4.28%         4.74%          5.51%

----------------

(a) Total Return assumes  reinvestment  of all dividends and  distributions  but does not reflect any deduction for sales charge.  The aggregate,  not annualized total return is shown for periods less than one year.

(b) For periods less than one year, both the ratio of net operating  expenses to average net assets and the ratio of net investment  income (loss) to average net assets are calculated on an annualized basis.

(c) Since inception January 8, 1997.

                                                                    THE AAL MONEY MARKET FUND
                                                                    Year Ended April 30,
Class A Shares                                                          2001           2000          1999          1998           1997
Net Asset Value - Beginning of Period                                  $1.00          $1.00         $1.00         $1.00          $1.00
Income from Investment Operations
Net Investment Income (Loss)                                            0.05           0.05          0.05          0.05           0.05
Net Realized and Unrealized Gain (Loss) on Investments                     -              -             -             -              -

Total From Investment Operations                                        0.05           0.05          0.05          0.05           0.05
Distributions from:
Net Investment Income                                                 (0.05)         (0.05)        (0.05)        (0.05)         (0.05)
Net Realized Capital Gains                                                 -              -             -             -              -
Total Distributions                                                   (0.05)         (0.05)        (0.05)        (0.05)         (0.05)
Net Asset Value - End of Period                                        $1.00          $1.00         $1.00         $1.00          $1.00
Total Return (a)                                                       5.70%          4.99%         4.68%         5.12%          5.21%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                             $423.9         $348.0        $288.1        $240.7         $189.6
Ratio of Expenses to Average Net Assets (b)                            0.76%          0.66%         0.79%         0.68%          0.55%
Ratio of Investment Income (Loss) to Average Net Assets (b)            5.51%          4.90%         4.54%         4.98%          4.91%
Portfolio Turnover Rate                                                  N/A            N/A           N/A           N/A            N/A

If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:

Ratio of Expenses to Average Net Assets (b)                            0.99%          1.02%         1.12%         1.04%          1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)        5.28%          4.54%         4.22%         4.62%          4.36%

_______________

(a) Total Return assumes  reinvestment  of all dividends and  distributions  but does not reflect any deduction for sales charge.  The aggregate,  not annualized total return is shown for periods less than one year.

(b) For periods less than one year, both the ratio of net operating  expenses to average net assets and the ratio of net investment  income (loss) to average net assets are calculated on an annualized basis.

(c) Since inception January 8, 1997.

                                                                    THE AAL MONEY MARKET FUND
                                                                    Year Ended April 30,

Class B Shares                                                          2001           2000          1999          1998        1997(c)
Net Asset Value - Beginning of Period                                  $1.00          $1.00         $1.00         $1.00          $1.00
Income from Investment Operations
Net Investment Income (Loss)                                            0.04           0.04          0.04          0.04           0.01
Net Realized and Unrealized Gain (Loss) on Investments                     -              -             -             -              -

Total From Investment Operations                                        0.04           0.04          0.04          0.04           0.01
Distributions from:
Net Investment Income                                                 (0.04)         (0.04)        (0.04)        (0.04)         (0.01)
Net Realized Capital Gains                                                 -              -             -             -              -
Total Distributions                                                   (0.04)         (0.04)        (0.04)        (0.04)         (0.01)
Net Asset Value - End of Period                                        $1.00          $1.00         $1.00         $1.00          $1.00
Total Return (a)                                                       4.67%          3.94%         3.67%         4.26%          1.32%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                               $3.3           $2.4          $1.6          $1.2           $0.6
Ratio of Expenses to Average Net Assets (b)                            1.81%          1.65%         2.79%         1.65%          1.78%
Ratio of Investment Income (Loss) to Average Net Assets (b)            4.45%          3.95%         2.54%         4.02%          3.81%
Portfolio Turnover Rate                                                  N/A            N/A           N/A           N/A            N/A

If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:

Ratio of Expenses to Average Net Assets (b)                            2.04%          2.00%         3.11%         2.01%          3.54%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)        4.22%          3.59%         2.22%         3.67%          2.05%

----------------------

(a) Total Return assumes  reinvestment  of all dividends and  distributions  but does not reflect any deduction for sales charge.  The aggregate,  not annualized total return is shown for periods less than one year.

(b) For periods less than one year, both the ratio of net operating  expenses to average net assets and the ratio of net investment  income (loss) to average net assets are calculated on an annualized basis.

(c) Since inception, January 8, 1997.

ADDITIONAL INFORMATION

You will find additional information in the statement of additional information and the annual and semi-annual reports to shareholders. The Funds’ statement of additional information and annual and semi-annual reports are available, without charge, upon request. To request this or other information about the Funds, please call (800) 553-6319 .

Annual and Semi-Annual Reports

In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during their last fiscal year.

Statement of Additional Information

The Funds’ statement of additional information provides more detailed information about the Funds.

You also may review and copy information about the Funds (including the statement of additional information) at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room call 1 (800) SEC-0330. You also may obtain reports and other information about the Funds on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplication fee, by electronic request to e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission at 405 5th Street, N. W., Washington, DC 20549-6009.

The Funds' Investment Company Act File No. is 811-5075

[Logo]
THE AAL MUTUAL FUNDS
222 West College Ave.
Appleton, WI 54919-0007
Telephone: (800) 553-6319
www.aal.org e-mail: aalcmc@aal.org

THE AAL MUTUAL FUNDS

PROSPECTUS

Institutional Shares

July 17, 2001

The AAL Technology Stock Fund

The AAL Aggressive Growth Fund

The AAL Small Cap Stock Fund

The AAL Small Cap Value Fund

The AAL Mid Cap Stock Fund

The AAL Mid Cap Index Fund

The AAL International Fund

The AAL Capital Growth Fund

The AAL Large Company Index Fund

The AAL Equity Income Fund

The AAL Balanced Fund

The AAL High Yield Bond Fund

The AAL Municipal Bond Fund

The AAL Bond Fund

The AAL Bond Index Fund

The AAL Money Market Fund

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                            PAGE
RISK/RETURN INFORMATION: INVESTMENT OBJECTIVES AND STRATEGIES

         PROSPECTUS SUMMARY
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE
         Investment Adviser
         Adviser Fees
         Portfolio Management
         The AAL Savings Plan

SHAREHOLDER INFORMATION
         Pricing Funds' Shares
         Choosing a Class of Shares
         Buying Shares
         Redeeming Shares
         Exchanging Shares
         Internet Transactions

DIVIDENDS

TAX CONSIDERATIONS

DISTRIBUTION ARRANGEMENTS

FINANCIAL HIGHLIGHTS
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
            The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund

RISK/RETURN INFORMATION: INVESTMENT OBJECTIVES AND STRATEGIES

PROSPECTUS SUMMARY

Reading the Prospectus

References to “you” and “your” in the prospectus refer to prospective investors or shareholders. References to “we,” “us” or “our” refer to the trust or the Funds and fund management; the adviser, and/or sub-adviser, distributor, administrator, transfer agent and custodians.

Institutional Shares

In this prospectus, we provide you with information on the investment objectives and policies of the Funds; risks of investing in the Funds; how to buy and sell Institutional Shares; management and services provided to the Funds; and other information.

This prospectus describes a separate class of shares Institutional Shares for each Fundfor organizations or enterprises with minimum initial investment in the Funds of $500,000. We designed Institutional Shares to give organizations and enterprises (non-natural persons) or financial institutions acting in a fiduciary or agency capacity for them, a convenient means of accumulating an interest in The AAL Mutual Funds. We did not design Institutional Shares for individuals, their individual retirement accounts or trusts designed for the benefit of individuals. Investors in Institutional Shares purchase at net asset value. They pay no initial sales charges, redemption fees, nor 12b-1distribution and service fees.

Principal Risks Common to All Funds

You assume certain risks when you invest in any of the Funds. Risks specific to each Fund are discussed on the following pages. More generally, the investment style and strategies that we use to select stocks, bonds and other securities for each Fund depends on our ability to select those that perform well over time. Our selections may not always achieve our growth and/or income expectations and securities we select could decline in value. There can be no assurance that any of the Funds will achieve its objective and you could lose money.

RISK/RETURN INFORMATION: INVESTMENT PROGRAMS AND PERFORMANCE

THE AAL TECHNOLOGY STOCK FUND

Investment Objective

The AAL Technology Stock Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in technology stocks. We focus on equity securities of companies engaged in offering and/or developing products, processes or services that utilize new or improved technologies. Within this group, we look for companies that we believe have strong potential for future growth. We may invest the remaining 35% of the Fund’s total assets in additional common stocks, preferred stocks, and securities convertible into these stocks. We limit our investment in convertible securities to no more than 5% of the Fund’s net assets. The technology companies in which we invest may be in any of the following industries, among others:

  computers, including products, software, hardware, electronic components, and semiconductors;
  network applications;
  the Internet;
  telecommunications;
  media and information services;
  medical devices and medical technology;
  pharmaceutical research and development;
  defense and aerospace; and
  biotechnology.

The Fund may also invest in securities of foreign issuers. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. Foreign securities for the Fund are selected, in part, based on analysis of the technology the company provides and the company’s financial strength. However, we also consider other factors when analyzing an individual, foreign security, such as; expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas. Typically, we consider an issuer as domiciled in a particular country if it:

  is incorporated under the laws of that country;
  has at least 50% of the value of its assets located in that country; or
  derives at least 50% of its income from operations or sales in that country.

The technology sector is composed of many companies representing different market capitalizations. The Fund invests in companies of any size, from small cap companies, to large cap companies. We take a “bottom up” approach to investing for the Fund, meaning each stock in the portfolio is individually selected, in part, based on analysis of the technology the company provides and the company’s financial strength. A company in the Fund’s portfolio will usually have a number of the following qualities: new technology, capable management and a strong outlook for growth. We sell a stock when the company no longer offers sustainable growth and we believe there are better, alternative investments. This investment strategy may result in short-term gains or losses for the Fund.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market, as measured by the S&P 500 Index.

Industry Specific Concentration Risk: Industry specific funds may be more volatile than funds that diversify across many industries. Fund investments are primarily concentrated in technology-related industries. At times, stocks of companies in the technology industries may experience periods of significant price fluctuations. As a consequence, the Fund may be subject to more price volatility than a fund that invests in a broader range of industries.

Foreign Investment Risks: The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Small Cap Company Risks: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)               Institutional Shares

Maximum sales charge (load) imposed on                  None
purchases

Maximum deferred sales charge (load) imposed on         None
redemption

Annual Fund Operating Expenses

(expenses deducted from Fund assets)                    Institutional Shares

Management fees                                         0.75%

Distribution and service (12b-1) fees                   None

Other expenses                                          0.58%

Total fund operating expenses                           1.33%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period                  Institutional Shares
                    1 Year                       $135
                    3 Years                      $421
                    5 Years                      $729
                    10 Years                     $1,601

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL AGGRESSIVE GROWTH FUND

Investment Objective

The AAL Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies

We invest in companies that offer the potential for accelerated earnings or revenue growth. Stocks of these companies are generally referred to as “growth” stocks. Under normal circumstance we invest at least 65% of the Fund’s total assets in common stocks, not including convertible securities. The Fund invests in companies of any size, from small cap companies, to large cap companies. The Fund may invest in any industry and sector.

We take a “bottom up” approach to investing for the Fund. In other words we seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. We make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, industry or other similar selection criteria. We sell a stock when the company no longer offers sustainable growth and we believe there are better, alternative investments. This investment strategy may result in short-term gains or losses for the Fund.

The Fund may invest in securities of foreign issuers. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and at times the Fund may have significant foreign exposure.

We may invest up to 35% of the Fund’s total assets in additional common stocks, preferred stocks, illiquid securities and high yield bonds or “junk bonds.” While high yield bonds have the potential for a higher yield than investment-grade bonds, they also have speculative characteristics including a higher risk of default on principal and interest payments.

The Fund may also invest in investment-grade bonds, however, the Fund does not invest in bonds for capital growth or for long time periods, but may invest in bonds for temporary defensive measures. We limit our investment in convertible securities to no more than 5% of the Fund’s net assets.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market, as measured by the S&P 500® Index.

Aggressive Growth Investment Risk: “Growth” stocks tend to have greater price volatility than stocks of larger, well-established companies. Generally, the value of the Fund’s investments tends to increase more than the stock market, as measured by the S&P 500® Index, during periods of rising stock prices. Conversely, the value of the Fund’s investments tends to decrease more than the stock market during periods of declining stock prices. However, these price trends may not always occur.

Small Cap Company Risks: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Foreign Investment Risks: The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Derivative Risk: The Fund may use futures, options, swaps, and other derivative instruments to hedge or protect the Fund from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Fund. However, if the Fund Manager’s judgment proves incorrect, the Fund’s performance could be worse than if the Fund had not used such instruments.

High Yield Bond Risk: High-yield bonds have a higher yield to compensate for greater risk that the issuer might not make its interest and principal payments. High-yield bonds are speculative and, therefore, typically considered to be below investment-grade bonds by national ratings agencies.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)               Institutional Shares

Maximum sales charge (load) imposed on                  None
purchases

Maximum deferred sales charge (load) imposed on         None
redemption

Annual Fund Operating Expenses

(expenses deducted from Fund assets)                    Institutional Shares

Management fees                                         0.80%

Distribution and service (12b-1) fees                   None

Other expenses                                          0.37%

======================================================= ==========================

Total fund operating expenses*                           1.17%

* Operating expenses are expressed as a percentage of average daily net assets based on management’s estimate of expenses for the fiscal year ending April 30, 2001.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                           Time Period               Institutional Shares
                           1 Year                    $119
                           3 Years                   $372

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL SMALL CAP STOCK FUND

Investment Objective

The AAL Small Cap Stock Fund seeks long-term capital growth by investing primarily in small company common stocks, and securities convertible into small company common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in small company common stocks. We may invest the remaining 35% of the Fund’s total assets in any combination of small-cap, mid-cap and large-cap stocks and securities convertible into these stocks.

By small companies, we mean those with market capitalizations of less than $1.5 billion. We often refer to small company stocks as small-cap stocks. Small-cap stocks trade in the over-the-counter market as well as on U.S. securities exchanges. We focus on companies with market capitalizations ranging from $100 million to $1 billion. Generally, small companies have not yet gained a reputation for quality. Further, small companies tend to be less recognizable than companies listed in the S&P 500 or the S&P MidCap 400 Index. We look for small companies (including companies initially offering stock to the public) that, in our opinion:

  are in the early stages of development or positioned in new and emerging industries;
  have an opportunity for rapid growth;
  have capable management; and
  are financially sound.

Due to certain market inefficiencies, we believe properly selected small company stocks offer greater opportunities for long-term capital growth. We tend to sell the stocks of companies when we think that other investments offer better opportunities. This investment strategy may result in short-term gains or losses for the Fund.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices generally rise and periods when stock prices generally decline. Historically, small-cap stocks have experienced more price volatility than mid-cap and large-cap stocks. Generally, the value of the Fund’s investments tends to increase more than the stock market, as measured by the S&P 500, in a period of rising stock prices. Conversely, the value of the Fund’s investments tends to decrease more than the stock market in a period of declining stock prices. However, these price trends do not always occur. You could lose money investing in the Fund.

Small Cap Company Risk: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

[Bar chart with following data:]

Annual Returns
Institutional Shares
Years Ended December 31

12/31/98          (1.80)%
12/31/99          14.13%
12/31/00          18.47%

The Fund's year-to-date return as of June 30, 2001 was 6.80%.

                       Best and Worst Quarterly Returns

Best Quarter                  4th Quarter of 1998                    20.71%
Worst Quarter                 3rd  Quarter of 1998                   (21.18)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the S&P SmallCap 600 Index.* The average annual total return is calculated for the period ended December 31, 2000.

Small Cap Stock Fund      1 Year             Since Inception December 29, 1997
Institutional Shares      18.47%             10.98%
S&P SmallCap 600 Index    11.80%             8.30%

* The S&P SmallCap 600 Index is an unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets.

[Sidebar]

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                     Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases     None
Maximum deferred sales charge (load) imposed on      None
redemptions

Annual Fund Operating Expenses                       Institutional Shares
(expenses deducted from Fund assets)
Management fees                                      0.70%
Distribution and service (12b-1) fees                None
Other expenses                                       0.08%
Total fund operating expenses                        0.78%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

               Time Period                 Institutional Shares
               1 Year                      $80
               3 Years                     $249
               5 Years                     $433
               10 Years                    $966

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL SMALL CAP VALUE FUND

Investment Objective

The AAL Small Cap Value Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stocks and securities convertible into small company common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund’s total assets in small company common stocks. We may invest the remaining 20% of the Fund’s total assets in any combination of small-cap, mid-cap, or large-cap stocks and securities convertible into these stocks.

By small companies, we mean companies with market capitalizations within the range of the companies in the S&P Barra Small Cap Value Index. As of the date of this prospectus, the largest companies included in that Index had market capitalizations of approximately $2.1 billion.

Generally, small companies have not yet gained a reputation in the national or global market. Small companies tend to be less recognizable that companies listed in the S&P 500 or the S&P MidCap 400 Index. Due to certain market inefficiencies, we believe properly selected small company stocks offer greater opportunities for long-term capital growth.

We ordinarily invest in equity securities of companies with prices that are significantly below their intrinsic value. Intrinsic value refers to the adviser’s subjective valuation based on its assessment of a company’s ability to generate long term cash flow, maintain competitive position and other variables depending on a specific company’s situation. A company’s equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, we consider these factors, among others, in choosing companies:

  a stable or improving earnings record;
  sound finances;
  solid competitive position in a competitive industry;
  good management; and
  adequate company returns on investment

We consider these factors, among others, in choosing when to sell a stock:

  When the stock price reaches a value through appreciation that is reasonably more than the intrinsic value of the business; or
  If the fundamentals of the business change, or our analysis of the business change, and we believe the intrinsic value of the business is less than the stock price.

Principal Risks

Financial Risk: Many factors affect the performance of companies in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles upward and downward, including some periods when stock prices generally decline. Historically, small-cap stocks have experienced more price volatility than mid-cap and large-cap stocks. However, these price trends do not always occur. You could lose money investing in the Fund.

Small Cap Company Risk: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Past Performance

The Fund is first offering its shares to the public in this prospectus. Because the Fund has been in operation for less than a full year, there is no performance information.

Expenses

You pay certain expenses related to your investments. We refer to such direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid indirectly from Fund assets, so they reduce the share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                   Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases   None
Maximum deferred sales charge (load) imposed on    None
redemptions

Annual Fund Operating Expenses                     Institutional Shares
(expenses deducted from Fund assets)
Management fees                                    0.70%
Distribution and service (12b-1) fees              None
Other expenses*                                    0.29%
Total fund operating expenses*                     0.99%

*Other Expenses are expressed as a percentage of average daily net assets based on managements estimated expenses for the year ending April 30, 2002.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                Time Period                 Institutional Shares
                1 Year                      $101
                3 Years                     $315

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MID CAP STOCK FUND

Investment Objective

The AAL Mid Cap Stock Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks, of mid-sized companies.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in mid-sized company stocks. By mid-sized companies, we mean those with market capitalizations ranging from $100 million to $7.5 billion. Within this category, we generally focus on companies with market capitalizations ranging from $500 million to $3.5 billion. Mid-cap companies tend to be smaller and less seasoned than large-cap companies listed in the S&P 500. Mid-cap companies may trade in the over-the-counter market as well as on national securities exchanges.

We may invest the remaining 35% of the Fund’s total assets in any combination of additional mid-cap stocks, large-cap stocks and securities convertible into such stocks. We look for mid-sized companies (including companies initially offering their stock to the public) that, in our opinion:

  have prospects for growth in their sales and earnings;
  are in an industry with a good economic outlook;
  have high-quality management; and
  have a strong financial position.

We usually pick companies in the middle stages of their development. These companies tend to have established a record of profitability and possess a new technology, unique product, or market niche. We tend to sell stocks of companies when we think other investments offer better opportunities. Due to this policy, the Fund may, from time to time, have short-term gains or losses.

Principal Risks

Financial Risk: Stocks of mid-sized companies may present a greater risk of losing value than stocks of larger, more established companies, but may present less risk than stocks of smaller companies. Mid-sized companies tend to have relatively smaller revenues, narrower product lines, less management depth and smaller shares of the market for their products or services than large companies.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Due to the tendency for mid-cap stocks to have less liquidity in the market than large company stocks, the value of the Fund’s investments might increase and decrease more than the stock market in general, as measured by the S&P 500. You could lose money investing in the Fund.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Returns
Institutional Shares
Years Ended December 31

[Bar chart with following data:]

12/31/98          2.62%
12/31/99          19.01%
12/31/00          20.56%

The Fund's year-to-date return as of June 30, 2001 was (4.44)%.

                    Best and Worst Quarterly Returns

Best Quarter              4th Quarter of 1998                    22.99%
Worst Quarter             3rd  Quarter of 1998                   (21.14)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the S&P MidCap 400 Index.* The average annual return is calculated for the period ended December 31, 2000.

Mid Cap Stock Fund           1 Year           Since Inception December 29, 1997
Institutional Shares         20.56%           14.89%
S&P MidCap 400 Index         17.51%           18.07%

* The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks.

[Sidebar]
Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                       Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases       None
Maximum deferred sales charge (load) imposed on        None
redemptions

Annual Fund Operating Expenses                         Institutional Shares
(expenses deducted from Fund assets)
Management fees                                        0.66%
Distribution and service (12b-1) fees                  None
Other expenses                                         0.03%
Total fund operating expenses                          0.69%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                      Time Period                  Institutional Shares
                      1 Year                       $70
                      3 Years                      $221
                      5 Years                      $384
                      10 Years                     $859

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL INTERNATIONAL FUND

Investment Objective

The AAL International Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in foreign stocks primarily traded in at least three countries, not including the United States. We do not have any limitations on how much of the Fund’s assets we may invest in securities primarily traded in any one country. Typically, we consider an issuer as domiciled in a particular country if it:

  is incorporated under the laws of that country;
  has at least 50% of the value of its assets located in that country; or
  derives at least 50% of its income from operations or sales in that country.

We may invest the remaining 35% of the Fund’s total assets in a combination of the following: additional foreign stocks; U.S. stocks; structured notes and/or preferred stocks; and up to 20% of the Fund’s total assets in U.S. and foreign bonds and other debt obligations, including lower-rated debt, commonly referred to as “junk bonds.” We do not place any restrictions on the debt ratings of securities acquired or the portion of the Fund’s assets we may invest in a particular rating category for the Fund.

[Sidebar: Mature and Emerging Markets]

Mature Markets: A mature market is generally defined as a stable and efficient country economy with well-developed governmental entities and an advanced financial infrastructure.

Emerging Markets: An emerging market refers to a lesser-developed country economy. An emerging market is characterized by relatively weak governmental entities and a developing financial infrastructure with market inefficiencies.

The following examples help distinguish mature markets and emerging markets.

Mature Markets                Emerging Markets
United States                 Turkey
Japan                         Singapore
Canada                        South Korea
United Kingdom                Brazil

We focus on stocks primarily trading in the United Kingdom, Western Europe, Australia, Far East, Latin America and Canada. Many of these markets are mature, while others are emerging. There are no limits on the extent to which we can invest in either mature or emerging markets. We may invest up to 100% of the Fund’s total assets in emerging markets.

Pending the investment of cash from new sales or to meet ordinary daily cash needs, we may, subject to the fundamental investment objective, hold cash temporarily (U.S. dollars, foreign currencies or multinational foreign currency units) for the Fund. For defensive purposes, we may temporarily invest any portion of the Fund’s total assets in money market instruments.

Principal Risks

Foreign Investment Risk: The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Currency Fluctuations: A change in the value of a foreign currency against the U.S. dollar may affect the value (in terms of U.S. dollars) of the foreign stocks held by the Fund. The value of the Fund's foreign stocks also may be affected significantly by currency restrictions and currency exchange control regulations enacted from time to time by foreign governments.

Market Characteristics and Liquidity: Foreign exchanges and markets may be more volatile than those in the United States and foreign stocks may be less liquid than domestic securities. Settlement practices for transactions in foreign stock markets may differ from those practices in U.S. stock markets and may involve delays beyond customary periods in the United States.

Political and Economic Factors: The economies of some foreign countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Also, some foreign governments participate to a significant degree, through ownership interests or regulation, in their economies. Actions by these governments could include restrictions on foreign investments, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on the prices of stocks and the payment of interest on bonds. The economies of many foreign countries are highly dependent on international trade and therefore, are affected by trade policies and economic conditions of their trading partners. If those trading partners engage in protectionist trade legislation, the price of the stocks of the foreign country and the markets in which they trade could be affected.

Regulation: Some foreign countries have less supervision and regulation of securities markets, broker/dealers and issuers of securities than is the case in the United States. Also, many foreign countries do not require publicly traded companies to disclose information which is as extensive and detailed as that which public companies in the United States are required to disclose. This lack of regulation and disclosure makes our assessment of the growth potential of stocks we select less certain than might be the case for domestic stocks.

These risks tend to be more pronounced in emerging markets than is the case for mature markets. We may invest up to 100% of the Fund’s net assets in emerging growth countries.

Past Performance

The following table and chart reflect the Fund’s annual returns and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

[Bar chart with following data:]

Annual Returns
Institutional Shares
Years Ended December 31
12/31/98          11.76%
12/31/99          40.55%
12/31/00          (17.59)%

The Fund's year-to date-return as of June 30, 2001 was (17.23)%.

                   Best and Worst Quarterly Returns

Best Quarter              4th Quarter of 1999                    23.58%
Worst Quarter             3rd  Quarter of 1998                   (12.38)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the EAFE® Index.* The average annual return is calculated for the period ended December 31, 2000.

International Fund          1 Year             Since Inception December 29, 1997
Institutional Shares        (17.59)%           7.78%
EAFE(R)Index                (14.17)%           9.34%**

* The Morgan Stanley Capital International, Europe, Australasia, Far East Index (EAFE® Index) is a stock index designed to measure the investment returns of the developed countries outside North America. The EAFE® Index currently includes stocks from 21 countries.

** Extrapolated return since the index only provides montly data.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                     Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases     None
Maximum deferred sales charge (load) imposed on      None
redemptions

Annual Fund Operating Expenses                       Institutional Shares
(expenses deducted from Fund assets)
Management fees                                      0.61%
Distribution and service (12b-1) fees                None
Other expenses                                       0.14%
Total fund operating expenses                        0.75%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period                    Institutional Shares
                    1 Year                         $77
                    3 Years                        $240
                    5 Years                        $417
                    10 Years                       $930

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL CAPITAL GROWTH FUND

Investment Objective

The AAL Capital Growth Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in common stocks, not including convertible securities. Generally, we focus on dividend-paying stocks issued by companies with earnings growth per share that is higher than stocks included in the S&P 500. In selecting stocks, we look for quality, operating growth predictability and financial strength.

We may invest the remaining 35% of the Fund’s total assets in additional common stocks, preferred stocks and bonds. The Fund does not invest in bonds for capital growth or for long time periods. We limit our investments in convertible securities to no more than 5% of the Fund’s net assets.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase and decrease more than the stock market in general, as measured by the S&P 500.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

[Bar chart with following data:]

Annual Returns
Institutional Shares
Years Ended December 31

12/31/98          28.61%
12/31/99          23.02%
12/31/00          (0.73)%

The Fund's year-to-date return as of June 30, 2001 was (9.33)%.

                    Best and Worst Quarterly Returns

Best Quarter              4th Quarter of 1998                    22.07%
Worst Quarter             3rd Quarter of 1998                    (10.55)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the S&P 500.* The average annual return is calculated for the period ended December 31, 2000.

Capital Growth Fund         1 Year            Since Inception December 29, 1997
Institutional Shares        (0.73)%           17.04%
S&P 500                     (9.11)%           12.92%

* The S&P 500 is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases            None
Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)
Management fees                                             0.53%
Distribution and service (12b-1) fees                       None
Other expenses                                              0.01%
Total fund operating expenses                               0.54%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period               Institutional Shares
                    1 Year                    $55
                    3 Years                   $173
                    5 Years                   $302
                    10 Years                  $677

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL EQUITY INCOME FUND

Investment Objective

The AAL Equity Income Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in income-producing equity securities. By “income-producing equity securities,” we mean equity securities, including securities exchangeable or convertible into equity securities, that offer dividend yields that exceed the average dividend yields on stocks comprising the S&P 500. We may invest the remainder of the Fund’s total assets, in whole or in part, in additional income-producing equity securities, bonds and commercial paper.

In selecting equity securities for the Fund, we look for companies that:

  have a good growth rate and return on capital;
  have favorable aspects for future growth and dividends;
  are financially sound;
  have high-quality management; and
  are in a favorable competitive environment.

We buy bonds, including convertible securities, if, at the time of purchase at least two nationally recognized statistical rating organizations (NRSRO’s) have rated them investment grade; or, if unrated, we have determined them to be of a credit quality comparable to investment grade. We may invest up to 5% of the Fund’s total assets in such securities rated below investment grade, otherwise known as “high yield bonds” or “junk bonds.” High-yield bonds generally offer a higher yield than investment grade bonds, but also expose the Fund to greater risk that the issuer might not make its interest and principal payments. We may invest up to 5% of the Fund’s total assets in such securities rated below investment grade. We buy commercial paper rated in the top two categories by a NRSRO. We may buy unrated commercial paper, if we determine the commercial paper is of a credit quality comparable to investment grade.

We expect to receive income from dividends paid on equity investments and interest earned on debt securities. We seek capital growth by attempting to select income-producing equity securities that we believe are under-priced relative to the securities of companies with comparable fundamentals.

Principal Risks

Industry Concentration: Income-producing equity securities in which the Fund invests tend to be more prevalent in some market sectors than others, for example; communications, retail, energy, utilities, financial services and consumer non-cyclical and cyclical market sectors. Prices of stocks of companies in these industries may not always move in tandem with the market, generally, causing the Fund’s performance to lag or outperform the overall market.

Financial Risk: The market sectors in which companies tend to issue income-producing equity securities usually have high operating, interest and other regulatory expenses, such as the public utilities industry. Also, some of these sectors are maturing, meaning that growth is peaking. Companies in these market sectors frequently use their profits for paying higher dividends rather than reinvesting for company growth. As a result, income-producing equity securities typically have lower capital growth potential than equity securities in other sectors. Capital growth for many income-producing equity securities corresponds to the company’s competitive position, in particular its capability to capture market share from its competitors.

Interest Rate Risk: Like bonds, changes in the level of interest rates affect the value of income-producing equity securities and the value of the Fund as a whole. Their values tend to move in the opposite direction of interest rates.

Market Risk: Market cycles affect all equity securities over time, with periods when stock prices rise generally and periods when stock prices decline generally. However, income-producing equity securities may rise less and fall less than the market as a whole, because of the higher income component of these securities.

Past Performance

The following table and chart reflect the Fund’s annual returns and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Returns
Institutional Shares
Years Ended December 31

[Bar chart with following data:]

12/31/98          13.80%
12/31/99          4.63%
12/31/00          9.96%

The Fund's year-to-date return as of June 30, 2001 was (4.58)%.

                  Best and Worst Quarterly Returns

Best Quarter            4th Quarter of 1998                    15.15%
Worst Quarter           3rd Quarter of 1998                    (10.17)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the S&P 500/Barra Value* index and the S&P 500**. The average annual return is calculated for the period ended December 31, 2000.

Equity Income Fund            1 Year          Since Inception December 29, 1997
Institutional Shares          9.96%           9.64%
S&P 500/Barra Value            6.08%           11.69%
S&P 500                      (9.11)%           12.92%

* The S&P 500/Barra Value index is an unmanaged capitalization weighted index composed of the lowest price-to-book securities in the S&P 500. This index is designed so that approximately one-half of the S&P 500 market is characterized as “value” and the other half “growth.”
**The S&P 500 is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks Since inception, the Fund had been compared to the S&P 500 because the index was representative if the Fund’s general investment approach. However, we believe that the S&P 500/Barra Value Index serves as a more accurate reflection of the Fund’s current investment strategy. Consequently, we will use the S&P/Barra Value Index as the Fund’s benchmark to compare performance against.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                      Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases      None
Maximum deferred sales charge (load) imposed on       None
redemptions

Annual Fund Operating Expenses                        Institutional Shares
(expenses deducted from Fund assets)
Management fees                                       0.45%
Distribution and service (12b-1) fees                 None
Other expenses                                        0.06%
Total fund operating expenses                         0.51%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period             Institutional Shares
                    1 Year                  $52
                    3 Years                 $164
                    5 Years                 $285
                    10 Years                $640

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL LARGE COMPANY INDEX FUND

Investment Objective

The AAL Large Company Index Fund seeks total returns that track the performance of the S&P 500® Index, by investing primarily in common stocks comprising the Index.

Principal Investment Strategies

We select stocks through the use of computer models, instead of using traditional analysis, to duplicate the S&P 500 in proportion to their weightings in the Index. We try to hold all the stocks that comprise the index, however, there may be variations and delays from time to time due to periodic changes to the index. We expect portfolio turnover of no more than 50% per year. We seek a correlation factor of 0.95% of the S&P 500.

To the extent possible, the Fund will be fully invested in the index. Our ability to match the performance of the S&P 500 will be affected by the size and timing of cash flows into and out of the Fund. We will try to manage the Fund to minimize such effects. The Fund has expenses that an index does not have, so the Fund will not be able to exactly match the performance of its comparable index.

We may also invest to some degree in money market instruments. We do not expect to have more than 5% of the Fund's assets in money market instruments.

Stocks have historically performed better as an asset class than bonds. Although there is a greater potential for reward, there are also greater risks. Even though we attempt to follow the performance of the S&P 500, we cannot guarantee these results. You could lose money investing in this Fund

Principal Risks

Financial Risk: Many factors affect an individual company’s performance, such as management or the demand for a company’s products or services. A company’s performance will affect the market price of its stocks, and consequently, it will impact the value of the Fund’s portfolio.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market as measured by the S&P 500.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Returns
Institutional Shares
Years Ended December 31

[Bar chart with following data:]

12/31/00          (8.87)%

The Fund's year-to-date return as of June 30, 2001 was (6.87)%.

                 Best and Worst Quarterly Returns

Best Quarter         1st  Quarter of 2000                   2.70%
Worst Quarter        4th  Quarter of 2000                   (7.95)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the S&P 500.* The average annual return is calculated for the period ended December 31, 2000.

Large Company Index Fund      1 Year           Since Inception December 29, 1999
Institutional Shares          (8.87)%          (8.87)%
S&P 500(R)Index                (9.11)%          (9.11)%

* The S&P 500 is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)               Institutional Shares
-----------------------------------------               --------------------

Maximum sales charge (load) imposed on                  None
purchases

Maximum deferred sales charge (load) imposed on         None
redemptions

Annual Fund Operating Expenses

(expenses deducted from Fund assets)                    Institutional Shares
                                                        --------------------

Management fees                                         0.25%

Distribution and service (12b-1) fees                   None

Other expenses                                          0.44%
 --------------------------
Total fund operating expenses                           0.69%

AAL CMC, the Fund’s adviser, has agreed to reimburse expenses so as to limit “Total Fund Operating Expenses,” to 0.20% for the fiscal year.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period                  Institutional Shares
                    -----------                  --------------------
                    1 Year                       $70
                    3 Years                      $221
                    5 Years                      $384
                    10 Years                     $859

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MID CAP INDEX FUND

Investment Objective

The AAL Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index, by investing primarily in common stocks comprising the Index.

Principal Investment Strategies

We select stocks through the use of computer models, instead of using traditional analysis, to duplicate the S&P MidCap 400 Index in proportion to their weightings in the index. We try to hold all the stocks that comprise the Index, however, there may be variations and delays from time to time due to periodic changes to the Index. We expect portfolio turnover of no more than 50% per year.

To the extent possible, the Fund will be fully invested in the Index. Our ability to match the performance of the S&P MidCap 400 Index will be affected by the size and timing of cash flows into and out of the Fund. We will try to manage the Fund to minimize such effects. The Fund has expenses that an index does not have, so the Fund will not be able to exactly match the performance of its comparable index.

We may also invest to some degree in money market instruments. We do not expect to have more than 5% of the Fund's assets in money market instruments.

Stocks have historically performed better as an asset class than bonds. Although there is a greater potential for reward, there are also greater risks. Although we attempt to follow the performance of the S&P MidCap 400 Index, we cannot guarantee these results. You could lose money investing in this Fund

Principal Risks

Financial Risk: Stocks of mid-sized companies may present a greater risk of losing value than stocks of larger, more established companies, but may present less risk than stocks of smaller companies. Mid-sized companies tend to have relatively smaller revenues, narrower product lines, less management depth and smaller shares of the market for their products or services than large companies.

Many factors affect an individual company’s performance, such as management or the demand for a company’s products or services. A company’s performance will affect the market price of its stocks, and consequently, it will impact the value of the Fund’s portfolio.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Due to the tendency for mid-cap stocks to have less liquidity in the market than large company stocks, the value of the Fund’s investments might increase or decrease more than the stock market in general, as measured by the S&P MidCap 400 Index. You could lose money investing in the Fund.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Returns
Institutional Shares
Years Ended December 31

[Bar chart with following data:]

12/31/00          17.29%

The Fund's year-to-date return as of June 30, 2001 was 0.40%.

                        Best and Worst Quarterly Returns

Best Quarter               1st  Quarter of 2000                   13.20%
Worst Quarter              4th  Quarter of 2000                   (4.02)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the S&P MidCap 400 Index.* The average annual return is calculated for the period ended December 31, 2000.

Mid Cap Index Fund II        1 Year          Since Inception December 29, 1999
Institutional Shares         17.29%          17.29%
S&P MidCap 400 Index         17.51%          17.51%

* The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)               Institutional Shares
-----------------------------------------               --------------------

Maximum sales charge (load) imposed on                  None
purchases

Maximum deferred sales charge (load) imposed on         None
redemptions

Annual Fund Operating Expenses

(expenses deducted from Fund assets)                    Institutional Shares
------------------------------------                    --------------------

Management fees                                         0.25%

Distribution and service (12b-1) fees                   None

Other expenses                                          1.06%
 -----------------------
Total fund operating expenses                           1.31%

AAL CMC, the Fund’s Adviser, has agreed to reimburse expenses so as to limit “Total Fund Operating Expenses,” to 0.20% for the fiscal year.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period                  Institutional Shares
                    1 Year                       $133
                    3 Years                      $415
                    5 Years                      $718
                    10 Years                     $1,579

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL BALANCED FUND

Investment Objective

The AAL Balanced Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

Principal Investment Strategies

Under normal circumstances, we invest from 50% to 60% of the Fund’s total assets in common stocks, from 30% to 40% in fixed-income securities (bonds) and up to 20% in money market instruments. However, we will at all times maintain an investment mix within the following ranges:

  35% to 75% in common stocks;
  25% to 50% in fixed-income securities (bonds); and
  0% to 40% in money market instruments.

We select investments in each category of security by using the following criteria:

  common stocks, including the securities in which The AAL Capital Growth Fund may invest;
  bonds and other debt securities with maturities generally exceeding one year, including securities in which The AAL Bond Fund may invest; and
  money market instruments and other debt securities with maturities generally not exceeding 397 days, including the securities in which The AAL Money Market Fund may invest.

We periodically review and adjust the mix of investments among these three categories to capitalize on potential variations in returns produced by the interaction of changing financial markets and economic conditions. Changes in the investment mix may occur several times within a year or over several years, depending on market and economic conditions.

Principal Risks

Stock Investment Risks

Financial Risk: Many factors affect an individual company’s performance, such as its management or the demand for a company’s products or services. Company performance affects the value of stock and the value of stocks in the Fund’s portfolio.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than the stock market in general, as measured by the S&P 500. Because we invest 35% to 75% of the Fund’s assets in stocks, fluctuating stock prices will have a significant impact on the Fund’s value (the price of the Fund’s annual returnshares).

Bond and Money Market Instrument Investment Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds and money market instruments in the portfolio and the value of the Fund as a whole.

Credit Risk: The creditworthiness of bond issuers will affect the value of their bonds and money market instruments, which may decline during the Fund’s holding periods and affect the value of the Fund as a whole.

Asset Allocation Risks

We may shift the portfolio’s asset mix of stocks, bonds and money market instruments based on existing or anticipated market conditions. The returns you receive will depend on how we have allocated the Fund’s investments across these asset categories. As the allocation fluctuates over time, your returns fluctuate as well. The Fund’s performance will depend on our ability to successfully predict market and economic trends and to achieve optimal allocation.

The Fund seeks total return, consisting of both capital appreciation, current income and long-term income growth, by following an asset allocation strategy. The Fund, however, may not achieve as high a level of either capital appreciation or income as a mutual fund that has only one of these as a primary objective.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Returns
Institutional Shares
Years Ended December 31

[Bar chart with following data:]

12/31/98          18.01%
12/31/99          11.56%
12/31/00          3.61%

The Fund's year-to-date return as of June 30, 2001 was (2.94)%.

               Best and Worst Quarterly Returns

Best Quarter         4th Quarter of 1998                 11.37%
Worst Quarter        3rd Quarter of 1998                 (4.51)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the S&P 500* and the Lehman Aggregate Bond Index.
** The average annual return is calculated for the period ended December 31, 2000.

Balanced Fund                   1 Year          Since Inception December 29, 1997
Institutional Shares            3.61%           10.89%
S&P 500                         (9.11)%         12.92%
Lehman Aggregate Bond Index     11.63%          6.37%

* The S&P 500 is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks.
**The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                       Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases       None
Maximum deferred sales charge (load) imposed on        None
redemptions

Annual Fund Operating Expenses                         Institutional Shares
(expenses deducted from Fund assets)
Management fees                                        0.55%
Distribution and service (12b-1) fees                  None
Other expenses                                         0.08%
Total fund operating expenses                          0.63%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                   Time Period                      Institutional Shares
                   1 Year                           $64
                   3 Years                          $202
                   5 Years                          $351
                   10 Years                         $786

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL HIGH YIELD BOND FUND

Investment Objective

The AAL High Yield Bond Fund seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as “junk bonds.” The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in high-yield bonds. We may invest the remaining 35% of the Fund’s total assets in any combination of:

  additional high-yield bonds;
  investment-grade bonds;
  common and preferred stocks (including structured preferred stocks); and
  securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government obligations").

We may invest up to 20% of the Fund’s net assets in bonds of foreign issuers. In evaluating the quality of a particular high-yield bond for investment in the Fund, we do not rely exclusively on ratings assigned by the NRSRO’s. In appropriate circumstances, we perform our own credit analysis. We consider the issuer’s:

  financial resources;
  operating history;
  sensitivity to economic conditions and trends;
  management's abilities;
  debt maturity schedules;
  borrowing requirements; and
  relative values based on anticipated cash flow, interest and asset coverage and earnings prospects.

We attempt to identify those issuers of high-yield bonds whose financial condition is adequate to meet future obligations and has improved or is expected to improve in the future. However, there are no restrictions on the rating level of the securities in the Fund’s portfolio, and we may purchase and hold securities in default.

[Sidebar: Junk Bonds]

High-yield bonds have a higher yield to compensate for greater risk that the issuer might not make its interest and principal payments. Most bonds are rated by national rating agencies according to the issuers ability to maintain interest payments and repay the principal amount at the time the bond comes due. High-yield bonds are speculative and, therefore, typically considered to be below investment-grade bonds by national ratings agencies. High yield bonds include:

  fixed rate bonds;
  variable rate bonds;
  convertible bonds;
  zero coupon bonds;
  pay-in-kind bonds;
  floating rate interest debt obligations;
  deferred interest debt obligations;
  structured debt obligations;
  asset-backed debt obligations; and
  mortgage-backed debt obligations.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole.

Credit Risk: The primary risk of investing in the high-yield sector is the credit risk. Bonds rated below investment grade have greater risk of default than investment-grade bonds and, may in fact, be in default. Issuers of high-yield bonds usually do not have strong historical financial conditions, requiring them to offer higher yields to compensate for the greater risk of default on the payment of interest and principal. These bonds have speculative characteristics or are speculative. As a result, their market values are less sensitive to interest rate changes on a short-term basis, but more sensitive to adverse economic developments or individual corporate developments because of their lower credit quality. During an economic downturn or period of rising interest rates, issuers of lower rated bonds may have more difficulty meeting their principal and interest payment obligations or obtaining additional financing to make the interest payments on their debt. When issuers have difficulty meeting projected goals or obtaining additional financing, the default rate on high-yield bonds will likely rise.

Market Risk: Frequently, high-yield bonds have a less liquid resale market than the market for investment-grade bonds. In some cases, these bonds have no resale market at all. As a result, we may have difficulty valuing portfolio securities, choosing the securities to sell to meet redemption requests and/or selling or disposing of portfolio securities on favorable terms.

The high-yield market has in the past, and may in the future, experience market risk due to adverse publicity and investor perceptions. In the past, Congress has attempted restricting the advantages of high-yield bonds and similar attempts could occur in the future.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Returns
Institutional Shares
Years Ended December 31

[Bar chart with following data:]

12/31/98          (2.17)%
12/31/99          (3.42)%
12/31/00          (3.97)%

The Fund's year-to-date return as of June 30, 2001 was (0.85)%.

                       Best and Worst Quarterly Returns

Best Quarter                1st Quarter of 1998                    3.10%
Worst Quarter               3rd  Quarter of 1998                   (7.74)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the Merrill Lynch High Yield Master Index.* The average annual return is calculated for the period ended December 31, 2000.

High Yield Bond Fund                    1 Year     Since Inception December 29, 1997
Institutional Shares                    (3.97)%    (3.19)%
Merrill Lynch High Yield Master Index   (3.79)%    0.44%

* The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 900 “cash-pay” high-yield bonds representative of the high-yield market as a whole.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                      Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases      None
Maximum deferred sales charge (load) imposed on       None
redemptions

Annual Fund Operating Expenses                        Institutional Shares
(expenses deducted from Fund assets)
Management fees                                       0.55%
Distribution and service (12b-1) fees                 None
Other expenses                                        0.12%
Total fund operating expenses                         0.67%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                 Time Period               Institutional Shares
                 1 Year                    $68
                 3 Years                   $214
                 5 Years                   $373
                 10 Years                  $835

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MUNICIPAL BOND FUND

Investment Objectives

The AAL Municipal Bond Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation by investing primarily in a diversified portfolio of municipal bonds.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund’s net assets in municipal bonds, where the income is exempt from federal income tax. However, the Fund may invest in certain bonds that are subject to the alternative minimum tax as discussed below. Of the 80% invested in municipal bonds, we invest at least 75% in bonds rated within the three highest rating categories assigned by at least one NRSRO at the time of purchase.

State and local governments and municipalities issue municipal bonds to raise money for a variety of public purposes, including general financing for state and local governments or financing for specific projects or public facilities. A municipality may issue municipal bonds in anticipation of future revenues from a specific municipal project (revenue bonds), or backed by the full taxing power of a municipality (general obligation bonds), or from the revenues of a specific project on the credit of a private organization (industrial development bonds).

Federal law generally exempts the interest paid on municipal bonds from federal income taxes.

We may invest 25% or more of the Fund’s total assets in industrial development bonds. The Fund tries not to invest more than 25% of its total assets in municipal bonds that are so closely related that an economic, business or political development affecting one bond could also affect the others.

We may purchase certain tax-exempt bonds that involve a private purpose. The interest paid on these private activity bonds is subject to the alternative minimum tax (“AMT paper”). We limit our purchases of AMT paper to 25% of the Fund’s total assets. We may not invest more than 25% of the Fund’s assets in a single issuer (as defined by the Investment Company Act of 1940 (“40 Act)).

Options and Futures

We may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of the Fund’s portfolio securities or to manage the Fund’s exposure to changes in interest rates. We will generally not use these instruments for speculation. Our options and futures strategies may include selling futures, buying puts and writing calls, all of which tend to hedge the Fund’s investments against price fluctuations. We may combine options and futures transactions with each other in order to adjust their risk and return characteristics or the Fund’s overall strategy. Successful hedging strategies depend on our skill in predicting future movements in securities prices, interest rates and other economic factors. Our use of these strategies may not be successful, and could reduce the Fund’s total return. In order to limit the Fund’s exposure to these risks, we will not:

  commit more than 25% of the Fund’s net assets to such options and futures instruments;
  commit more than 25% of the Fund’s net assets to covered options written by the Fund; or
  commit more than 5% of the Fund’s net assets to premiums for put or call options purchased by the Fund.

[Sidebar: Tax Implications of Options and Futures on The AAL Municipal Bond Fund]

The use of options and futures for The AAL Municipal Bond Fund portfolio may result in taxable income. You should consult your personal tax adviser to determine the consequences of federal, state and local taxes.

When-Issued and Delayed Delivery Securities

We may purchase securities on a when-issued or delayed delivery basis (i.e., obligate the Fund to purchase or sell securities with delivery and payment to occur at a later date in order to secure what we consider to be an advantageous price and yield at the time we enter into the transaction). We will make such commitments on behalf of the Fund only with the intention of actually acquiring the securities, but we may sell the securities before the settlement date if we later determine it is advisable to do so for investment reasons.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the Fund's portfolio and the value of the Fund as a whole. Generally, the value of bonds moves in the opposite direction of interest rates.

Credit Risk: The creditworthiness of bond issuers will affect the value of their bonds, which may decline during the Fund’s holding period and reduce the value of the Fund as a whole.

Tax Risk: Changes in federal income tax rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from its portfolio securities..

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

[Bar chart with following data:]

Annual Returns
Institutional Shares
Years Ended December 31

12/31/98          6.24%
12/31/99          (5.32)%
12/31/00          12.32%

The Fund's year-to-date return as of June 30, 2001 was 3.15%.

                   Best and Worst Quarterly Returns

Best Quarter           4th  Quarter of 2000                   0.54%
Worst Quarter          2nd Quarter of 1999                    (2.39)%

Average Annual Total Returns

The table below compares the Fund's average annual total return for Institutional Shares with the Lehman Municipal Bond Index.* The average annual return for the Fund and the Index is calculated for the period ended December 31, 2000.

Municipal Bond Fund              1 Year       Since Inception December 29, 1997
Institutional Shares             12.32%       4.15%
Lehman  Municipal Bond Index     11.68%       5.22%

* Lehman Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                     Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases     None
Maximum deferred sales charge (load) imposed on      None
redemptions

Annual Fund Operating Expenses                       Institutional Shares
(expenses deducted from Fund assets)
Management fees                                      0.45%
Distribution and service (12b-1) fees                None
Other expenses                                       0.05%
Total fund operating expenses                        0.50%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

               Time Period                    Institutional Shares
               1 Year                         $51
               3 Years                        $160
               5 Years                        $280
               10 Years                       $628

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL BOND FUND

Investment Objective

The AAL Bond Fund seeks a high level of current income, consistent with capital preservation, by investing primarily in a diversified portfolio of investment-grade bonds.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in:

  bonds of U.S. and foreign issuers payable in U.S. dollars rated within the four highest rating categories by at least two NRSROs at the time of purchase; and
  bonds or other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, primarily those securities supported by the full faith and credit of the U.S. Treasury.

We may invest the remaining 35% of the Fund's total assets in:

  privately issued or guaranteed mortgage-related securities (such as home equity asset-backed securities) rated within the four highest categories by at least two NRSROs or unrated mortgage-related securities, if we determine at the time of purchase that these unrated securities have credit quality characteristics comparable to these ratings. Securities rated in the fourth highest category have speculative investment characteristics;
  commercial paper rated in the highest rating category by a NRSRO, or commercial paper issued or guaranteed by a corporation who has outstanding debt rated in the two highest categories by a NRSRO at the time of purchase;
  bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion;
  and corporate obligations, including variable rate master notes, rated in the two highest categories by a NRSRO, or issued by a corporation whose outstanding debt has an equal or better rating at the time of purchase.

Although there are no restrictions on the maturity of the debt securities we may purchase for the Fund, generally we maintain a weighted average effective maturity of between 5 and 10 years. Effective maturity of a debt security takes into account projected prepayments, call dates, put dates and sinking funds, if any, that reduce the stated maturity date of the bond.

We anticipate that during normal market conditions the average portfolio maturity of the Fund will not exceed 20 years. We use the stated final maturity date (rather than effective maturity) of a security to calculate average maturity, notwithstanding earlier call dates and possible prepayments.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole. Generally, the value of a bond moves in the opposite direction of interest rates. Longer term bond prices tend to move more in response to interest changes than shorter term bonds.

Credit Risk: The creditworthiness of bond issuers will affect the value of their bonds, which may decline during the Fund's holding periods and affect the value of the Fund as a whole. The risk, generally, is less pronounced for U.S. government and U.S. agency bonds than is the case for municipal and privately issued bonds.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

[Bar chart with following data:]

Annual Returns
Institutional Shares
Years Ended December 31

12/31/98          7.15%
12/31/99          (1.35)%
12/31/00          11.22%

The Fund's year-to-date return as of June 30, 2001 was 3.32%.

                        Best and Worst Quarterly Returns

Best Quarter                4th  Quarter of 2000                   4.60%
Worst Quarter               2nd Quarter of 1999                    (1.11)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the Lehman Aggregate Bond Index.* The average annual return is calculated for the period ended December 31, 2000.

Bond Fund                        1 Year     Since Inception December 29, 1997
Institutional Shares             11.22%     5.54%
Lehman  Aggregate Bond Index     11.63%     6.37%

* The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                     Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases     None
Maximum deferred sales charge (load) imposed on      None
redemptions

Annual Fund Operating Expenses                       Institutional Shares
(expenses deducted from Fund assets)
Management fees                                      0.45%
Distribution and service (12b-1) fees                None
Other expenses                                       0.04%
Total fund operating expenses                        0.49%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                Time Period                   Institutional Shares
                1 Year                        $50
                3 Years                       $157
                5 Years                       $274
                10 Years                      $616

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL BOND INDEX FUND

Investment Objective

The AAL Bond Index Fund seeks total returns approximating the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities that comprise the Index.

Principal Investment Strategies

We invest in a representative sample of fixed-income and mortgage-backed securities included in the Lehman Aggregate Bond Index (Lehman Bond Index), an unmanaged, broad-based bond index. It is not possible for us to invest in and manage all 6,300 issues that comprise the Lehman Bond Index, however, we consider this Fund to be “indexed” (track the performance of the Index). We invest in four classes of investment-grade, fixed-income securities for this Fund:

  U.S. Treasury and U.S. government agency securities;
  corporate debt obligations;
  mortgage-backed securities; and
  asset-backed securities.

We seek to invest 80% or more of the Fund's total assets in securities of the Lehman Bond Index. For inclusion in the Fund, the security must:

  have a maturity of no less than one year;
  have at least $100 million par amount outstanding;
  be rated as investment quality;
  have a fixed rate;
  be dollar-denominated and nonconvertible; and
  be publicly issued.

Fixed-income securities are securities that pay a fixed rate of return until they mature. When they mature, the principal is paid back. Such an investment provides the security of a fixed income stream but does not protect against the eroding effects of inflation. These fixed-income securities make-up the bulk of the Fund.

We may also invest in mortgage-backed securities. These are securities that are “backed” by real property that has a mortgage. This type of investment pays principal and interest on a monthly basis. At the end of the life of a mortgage, the entire principal is repaid and no more interest is due.

For this Fund, we may select securities issued by business or the government. We will invest in the securities of a particular agency only when we determine there is a minimal credit risk. Even though some securities are guaranteed by the U.S. government, it only guarantees timely payment of principal and interest, the U.S. government does not guarantee market value.

We try to keep the Fund fully invested, allowing for some liquidity for purchases and sales. Typically, we will invest no more than 5% of the Fund’s assets in money market instruments. Although we try to match the performance of the Lehman Bond Index, we cannot guarantee that the Fund will achieve such results, in part because it is not possible for the Fund to invest in all 6300 securities included in the index. However, as indicated in the performance discussion below, the Fund’s performance has tracked the performance of the index fairly well. We do not expect the portfolio turnover rate for the Fund to be more than 50% a year. Lehman Brothers reserves the right to make changes to the Lehman Bond Index at any time, and eligible investments for the Fund will include additional asset classes included in the Lehman Bond Index.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole. Generally, the value of a bond moves in the opposite direction of interest rates. Longer term bond prices tend to move more in response to interest changes than shorter term bonds.

Credit Risk: The creditworthiness of bond issuers will affect the value of their bonds, which may decline during the Fund's holding periods and affect the value of the Fund as a whole. The risk, generally, is less pronounced for U.S. government and U.S. agency bonds than is the case for municipal and privately issued bonds.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

[Bar chart with following data:]

Annual Returns
Institutional Shares
Years Ended December 31

12/31/00          11.71%

The Fund's year-to-date return as of June 30, 2001 was 3.23%.

                       Best and Worst Quarterly Returns

Best Quarter               4th  Quarter of 2000                   4.36%
Worst Quarter              2nd  Quarter of 2000                   1.82%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the Lehman Aggregate Bond Index.* The average annual return is calculated for the period ended December 31, 2000.

Bond Fund                        1 Year      Since Inception December 29, 1999
Institutional Shares             11.71%      11.71%
Lehman  Aggregate Bond Index     11.63%      11.63%

* The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)               Institutional Shares
-----------------------------------------               --------------------

Maximum sales charge (load) imposed on                  None
Purchases

Maximum deferred sales charge (load) imposed on         None
redemptions

Annual Fund Operating Expenses

(expenses deducted from Fund assets)                    Institutional Shares
------------------------------------                    --------------------

Management fees                                         0.25%

Distribution and service (12b-1) fees                   None

Other expenses                                          0.73%

 -----------------------

Total fund operating expenses                           0.98%

AAL CMC, the Fund’s adviser, has agreed to reimburse expenses so as to limit “Total Fund Operating Expenses,” to 0.20% for the fiscal year.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                  Time Period                    Institutional Shares
                  -----------                    --------------------
                  1 Year                         $100
                  3 Years                        $312
                  5 Years                        $542
                  10 Years                       $1,201

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MONEY MARKET FUND

Investment Objective

The AAL Money Market Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.

[Sidebar: Important Information Concerning The AAL Money Market Fund]

This portfolio is a mutual fund, not a savings account. It consists of a pool of investments that are professionally managed. You should not consider an investment in the Fund a deposit or other obligation of any bank, credit union or any affiliated entity. Neither the Federal Deposit Insurance Company (FDIC) nor any other government agency insures or protects your investment. We cannot guarantee that the Fund will achieve its goal of maintaining a constant net asset value of $1.00 per share. You could lose money investing in the Fund.

Principal Investment Strategies

We invest in short-term money market instruments for the Fund, such as:
  obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
  certificates of deposit, bankers acceptances and similar obligations of U.S. banks, savings associations, foreign branches of U.S. banks and domestic branches of foreign banks, which have total assets of more than $1 billion at the time of purchase, and who are members of the Federal Deposit Insurance Corporation (FDIC);
  commercial paper that at the time of purchase is defined as First Tier or Second Tier by the 40 Act, as long as we do not invest more than 5% of the Fund’s total assets in Second Tier commercial paper; and
  corporate obligations, including variable rate master notes, that at the time of purchase are in one of the two highest categories of a NRSRO, or, if unrated, issued by a corporation with outstanding debt that has an equivalent or better rating at the time of purchase.

We make investments for the Fund consistent with Rule 2a-7 under the 40 Act. As such, we invest in securities maturing in 397 days or less and maintain a dollar-weighted average portfolio maturity of not more than 90 days. By limiting the maturity of the Fund’s investments, we seek to lessen the changes in asset values caused by fluctuations in short-term interest rates. Part of the Fund’s objective is to maintain a constant net asset value per share of $1.00.

We may purchase participation interests (interests in securities held by others) in securities we are authorized to invest in for the Fund as described above.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the yield. Increases in short-term interest rates generally cause the Fund’s assets to decline in value. The relatively short maturity of the Fund as a whole tends to reduce this volatility, and minimizes the risk that the Fund’s per share net asset value will deviate from $1.00.

Credit Risk: The price of a security that the Fund holds may decline in response to a deterioration of the creditworthiness of an issuer, the provider of credit support or a maturity-shortening structure for that security.

Financial Services Exposure: Changes in government regulations or economic downturns can have a significant negative effect on issuers of money market instruments in the financial services sector. The Fund frequently concentrates its investments in this sector.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

[Bar chart with following data:]

Annual Returns
Institutional Shares
Years Ended December 31

12/31/98          5.17%
12/31/99          4.96%
12/31/00          6.16%

The Fund's year-to-date return as of June 30, 2001 was 2.41%.

The 7-day yield for the period  ended  April 30,  2001 for The AAL Money  Market
Fund was 4.21%.

                      Best and Worst Quarterly Returns

Best Quarter               3rd  Quarter of 2000                   1.59%
Worst Quarter              1st Quarter of 1999                    1.13%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the Salomon Brothers Short-Term Index.* The average annual return is calculated for the period ended December 31, 2000.

Money Market Fund                    1 Year    Since Inception December 29, 1997
Institutional Shares                 6.16%     5.43%
Salomon Brothers Short-Term Index    5.65%     4.87%

* The Salomon Brothers Short-Term Index is an unmanaged index composed of 1-month U.S. Treasury Bills.

The Fund attempts to maintain a stable net asset value per share of $1.00.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                     Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases     None
Maximum deferred sales charge (load) imposed on      None
redemptions

Annual Fund Operating Expenses                       Institutional Shares
(expenses deducted from Fund assets)
Management fees/1/                                  0.50%
Distribution and service (12b-1) fees                None
Other expenses                                       0.06%

                                                     ------------------------
Total fund operating expenses/2/                     0.56%

__________
/1/ AAL CMC, as the adviser to the Fund, voluntarily waives a portion of the maximum management fee for Institutional Shares. With this waiver, the actual management fee was 0.275 of 1% for Institutional Shares.
/2/Operating expenses do not include the adviser’s fee waivers. Actual expenses with fee waivers, “Total Fund Operating Expenses,” were 0.31 of 1% for Institutional Shares.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                  Time Period                 Institutional Shares
                  1 Year                      $57
                  3 Years                     $179
                  5 Years                     $313
                  10 Years                    $701

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

Investment Adviser

AAL Capital Management Corporation (“AAL CMC”) serves as investment adviser and distributor to the Funds. AAL CMC was organized in 1986 as a Delaware corporation. AAL Holdings Inc., a wholly owned subsidiary of Aid Association for Lutherans (“AAL”) owns all of AAL CMC’s shares. AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.8 million members and is one of the world’s largest fraternal benefit societies in terms of assets and life insurance in force. AAL offers life, health, and disability income insurance and fixed annuities to its members, and all members are part of one of approximately 10,000 local AAL branches throughout the United States. Through AAL CMC, AAL offers The AAL Mutual Funds. AAL CMC has served as adviser to The AAL Mutual Funds since the commencement of operations. As of December 31, 2000, AAL CMC managed over $10.3 billion for The AAL Mutual Funds. On June 26, 2001, the Board of Directors of AAL gave initial approval to a merger with Lutheran Brotherhood, a fraternal benefit society headquartered in Minneapolis, Minnesota. As of the date of this prospectus, there are no plans to change the operations or structure of AAL CMC.

Sub-Advisers

The AAL International Fund

Oechsle International Advisors, LLC (“Oechsle”) is the sub-adviser to The AAL International Fund. Oechsle is a Delaware limited liability company and a registered investment adviser. Pursuant to the sub-advisory agreement, Oechsle makes the day-to-day investment decisions for the portfolio under the direction and control of AAL Capital Management Corporation. Oechsle determines which securities to purchase and sell and arranges the purchases and sales and assists in formulating and implementing the investment program for the Fund.

The AAL Aggressive Growth Fund

Janus Capital Corporation (“Janus”) is the sub-adviser to The AAL Aggressive Growth Fund. Pursuant to the sub-advisory agreement, Janus makes the day-to-day investment decisions for The AAL Aggressive Growth Fund under the direction and control of AAL Capital Management Corporation. Janus determines which securities to purchase and sell, arranges the purchases and sales and assists in formulating and implementing the investment program for the Fund.

The AAL High Yield Bond Fund

Pacific Investment Management Company (“PIMCO”) is the sub-adviser to The AAL High Yield Bond Fund. Pursuant to the sub-advisory agreement, PIMCO makes the day-to-day investment decisions for The AAL High Yield Bond Fund under the direction and control of AAL Capital Management Corporation. PIMCO determines which securities to purchase and sell, arranges the purchases and sales and assists in formulating and implementing the investment program for the Fund.

[Sidebar]
Adviser's Principal Addresses:         Sub-Advisers' Principal Addresses:

AAL Capital Management Corporation     Oechsle International Advisors LLC
222 West College Avenue                One International Place
Appleton, WI 54919-0007                Boston, MA  02110

                                       Janus Capital Corporation
                                       100 Fillmore Street
                                       Denver, CO  80206-4928

                                       Pacific Investment Management Company (PIMCO)
                                       840 Newport Center Drive
                                       Newport Beach, CA  92660

Pursuant to an investment advisory agreement with the Funds, AAL CMC manages the investment and reinvestment of the Funds’ assets. AAL CMC also provides the Funds with personnel, facilities and administrative services, and supervises the Funds’ daily business affairs. Services provided by AAL CMC to the Funds are subject to the supervision of the Funds’ Board of Trustees. AAL CMC formulates and implements a continuous investment program for the Funds consistent with each Fund’s investment objectives, policies and restrictions.

Adviser Fees per Fund

Effective September 1, 2000, the annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

                                                          Average Daily Net Assets in Millions
                                       $0 to    $50 to    $100 to   $200 to   $500 to    $1,000 to   Over
                                       $50M     $100M     $200M     $500M     $1,000M    $5,000M     $5,000M
The AAL Technology Stock Fund/1/       0.75%    0.75%     0.75%     0.75%     0.75%      0.75%       0.75%
The AAL Aggressive Growth Fund/1/      0.80%    0.80%     0.75%     0.75%     0.70%      0.70%       0.70%
The AAL Small Cap Stock Fund           0.70%    0.70%     0.70%     0.65%     0.65%      0.65%       0.65%
The AAL Small Cap Value Fund           0.70%    0.70%     0.70%     0.70%     0.70%      0.70%       0.70%
The AAL Mid Cap Stock Fund             0.70%    0.70%      0.70%    0.65%     0.65%      0.60%       0.60%
The AAL Mid Cap Index Fund/2/          0.25%    0.20%     0.20%     0.20%     0.20%      0.20%       0.20%
The AAL International Fund             0.65%    0.60%     0.60%     0.60%     0.60%      0.60%       0.60%
The AAL Capital Growth Fund            0.65%    0.65%     0.65%     0.65%     0.575%     0.50%       0.45%
The AAL Large Company Index Fund/2/    0.25%    0.175%    0.175%    0.175%    0.175%     0.175%      0.175%
The AAL Equity Income Fund             0.45%    0.45%     0.45%     0.45%     0.45%      0.45%       0.45%
The AAL Balanced Fund                  0.55%    0.55%     0.55%     0.55%     0.55%      0.55%       0.55%
The AAL High Yield Bond Fund           0.55%    0.55%     0.55%     0.55%     0.55%      0.55%       0.55%
The AAL Municipal Bond Fund            0.45%    0.45%     0.45%     0.45%     0.45%      0.45%       0.45%
The AAL Bond Fund                      0.45%    0.45%     0.45%     0.45%     0.45%      0.45%       0.45%
The AAL Bond Index Fund/2/             0.25%    0.175%    0.175%    0.175%    0.175%     0.175%      0.175
The AAL Money Market Fund              0.50%    0.50%     0.50%     0.50%     0.45%      0.45%       0.45%

__________
/1/ Projected advisory fee per Fund pursuant to the Investment Advisory and Sub-Advisory Agreement for The AAL Technology Stock Fund and The AAL Aggressive Growth Fund, respectively.
/2/ Advisory fees for the Index Funds do not include the adviser’s reimbursement of Fund expenses. Actual expenses with reimbursements, “Total Fund Operating Expenses,” will be 0.20%.

_________________________________________________________________________

As of September 1, 2000, the Adviser has voluntarily waived 0.15% of the current fee of 0.45% in The AAL Bond Fund, 0.10% of the current fee of 0.45% in The AAL Municipal Bond Fund, 0.05% of the current fee of 0.55% in The AAL Balanced Fund and changed the current fee waiver for The AAL Money Market Fund from 0.225% to 0.075% to bring the effective advisory fee for this Fund to 0.425%. In addition, the Adviser is waiving all expenses in excess of 1.00% for Class A shares and 1.75% for Class B shares of The AAL High Yield Bond Fund.

The AAL International Fund has entered into a sub-advisory agreement with Oechsle International Advisors, LLC, which is paid 0.40 of 1% on the first $50 million of average daily net assets and .35 of 1% of the average daily net assets over $50 million (payable from the annual advisory fee paid to the advisor).

The AAL Aggressive Growth Fund has entered into a sub-advisory agreement with Janus Capital Corporation, which is paid 0.55 of 1% on the first $100 million of average daily net assets, 0.50 of 1% on the next $400 million of average daily net assets, and 0.45 of 1% on average daily net assets over $500 million (payable from the annual advisory fee paid to the advisor)

The AAL High Yield Bond Fund has entered into a sub-advisory agreement with Pacific Investment Management Company ("PIMCO") which is paid 0.25% of average daily net assets (payable from the annual advisory fee paid to the advisor).

Portfolio Management

FUND NAME                                PORTFOLIO MANAGER AND EXPERIENCE

The AAL Technology Stock Fund            Brian J. Flanagan, CFA and James A. Grossman

                                         Brian J. Flanagan has been the co-portfolio manager of The AAL Technology
                                         Stock Fund since it commenced operations on July 1, 2000. Mr. Flanagan is also the portfolio manager of the AAL Small Cap Index Portfolio and
                                         Technology Stock Portfolio, each a series of an affiliated mutual fund group with an investment objective similar to the Funds.  From 1996 to
                                         1998, he served first as analyst and later as portfolio manager for the
                                         Small Cap Portfolio of the AAL Savings Plan.  From 1994 to 1995, Mr.
                                         Flanagan was the analyst for the fixed-income portfolio for the plan.

                                         James A. Grossman has been co-portfolio manager for The AAL Technology
                                         Stock Fund since it commenced operations on July 1, 2000.  Mr. Grossman also serves as the co-portfolio manager of the AAL Technology Stock
                                         Portfolio, a series of an affiliated mutual fund group with an objective similar to the Fund's.  From 1996 through 2000, Mr. Grossman served as a securities analyst, following selected technology investments for The AAL
                                         Mutual Funds.  Prior to joining AAL CMC, Mr. Grossman served as a securities analyst for Monetta Financial Services.

The AAL Aggressive Growth Fund           Warren B. Lammert, CFA

                                         Warren Lammert has managed the day-to-day Fund investments since July,
                                         2001.  Mr. Lammert is a portfolio manager and executive vice president of
                                         Janus Mercury Fund.  He also manages sub-advised funds and institutional separate accounts in the diversified growth discipline.  Prior to joining
                                         Janus in 1987, he was an associate analyst at Fred Alger Management.  He worked as a securities analyst at Janus from January 1987 to May 1988, when he left to pursue a master's degree in Economic History from London School of Economics, from which he graduated with distinction in 1989.  He rejoined Janus as a senior analyst in January 1990.  Warren earned his bachelor's degree from Yale University.  He has earned the right to use the
                                         Chartered Financial Analyst designation and has sixteen years of professional investment experience.

The AAL Small Cap Stock Fund             Kevin A. Schmitting, CFA

                                         Kevin A. Schmitting  has managed the day-to-day Fund investments since  the
                                         Fund's inception on July 1, 1996.  Mr. Schmitting also manages the AAL
                                         Small Cap Stock Portfolio, a series of an affiliated mutual fund group.
                                         Mr. Schmitting managed The AAL Mid Cap Stock Fund from November 1, 1995, through March 17, 1997.  Prior to November 1, 1995, Mr. Schmitting served as investment director and in other investment capacities for the State of
                                         Wisconsin Investment Board from 1984 through 1995.

The AAL Small Cap Value Fund             Christopher Serra, CFA

                                         Christopher Serra has managed the day-to-day Fund investments since the
                                         Fund's inception on July 17, 2001.  Since June 1999, Mr. Serra has been the assistant portfolio manager of The AAL Small Cap Stock Fund.  Prior to that role, Mr. Serra served as senior equity analyst from July 1998 to June
                                         1999.  Before joining AAL, Mr. Serra worked as an equity analyst for
                                         William Blair and Company from January 1995 to July 1998.  Prior to this,
                                         Mr. Serra was employed by Morningstar Inc. in Chicago, IL.

The AAL Mid Cap Stock Fund               Michael R. Hochholzer, CFA

                                         Michael R. Hochholzer has managed the day-to-day Fund investments since
                                         March 1997.  Mr. Hochholzer also serves as portfolio manager of the AAL Mid
                                         Cap Index Portfolio and AAL Mid Cap Stock Portfolio, each a series of an affiliated mutual fund group.  Prior to managing the Fund, Mr. Hochholzer served as a securities analyst and portfolio manager for Aid Association for Lutherans, the parent company of AAL CMC.

The AAL International Fund               Kathleen Harris and Sean Roche

                                           Kathleen Harris has been a portfolio manager at Oechsle since January
                                         1995. Prior to this, she was portfolio manager and investment director for the State of Wisconsin Investment Board and a fund manager and equity analyst for Northern Trust Company.
                                         Sean Roche has been a general partner and portfolio manager with Oechsle since 1986.  Ms. Harris and Mr. Roche are also portfolio managers of the
                                         AAL International Portfolio, a series of an affiliated mutual fund group.

The AAL Capital Growth Fund              Frederick L. Plautz

                                         Frederick L. Plautz has managed the day-to-day Fund investments since inception of the Fund,  November 1, 1995.  Mr. Plautz also manages the equity portion of The AAL Balanced Fund.  Mr. Plautz is the portfolio manager for the AAL Capital Growth Portfolio, a series of an affiliated mutual fund group.  Prior to managing the Fund, Mr. Plautz served as vice president and portfolio manager for Federated Investors from 1990 through
                                         October 1995.

The AAL Equity Income Fund               Lewis A. Bohannon, CFA

                                         Lewis A. Bohannon has managed the day-to-day Fund investments since inception of the Fund, November 1, 1995. Mr. Bohannon is also portfolio manager for the AAL Equity Income Portfolio, a series of an affiliated mutual fund group.  From 1980 through 1994, Mr. Bohannon was at Cigna
                                         Corporation, serving as managing director and portfolio manager from 1990 to 1994.

The AAL Balanced Fund                    Frederick L. Plautz and Alan D. Onstad, CFA
                                         Frederick L. Plautz, portfolio manager of The AAL Capital Growth Fund and
                                         Alan D. Onstad, portfolio manager of The AAL Bond Fund, serve as co-managers of the Fund.  Mr. Onstad currently manages The AAL U.S.
                                         Government Zero Coupon Target Funds, Series 2001 and 2006, The AAL Money
                                         Market Fund, the AAL Money Market Portfolio, and the Money Market Portfolio
                                         of the AAL Savings Plan.  Mr. Onstad has been employed by AAL since 1973, most recently as Assistant Vice President.  He has also been a portfolio manager for AAL Capital Management Corporation since 1999. Mr. Plautz is also the portfolio manager for the AAL Capital Growth Portfolio, a series of an affiliated mutual fund group.

The AAL Large Company Index Fund         Timothy C. Utecht, CFA
                                         Timothy C. Utecht has managed the day-to-day Fund investments since July
                                         17, 2001.  Prior to that, Mr. Utecht was an equity analyst for AAL Capital
                                         Management Corporation, initially responsible for industry and sector analysis and serving as the primary analyst for The AAL Equity Income Fund for the last three years.

The AAL Mid Cap Index Fund               Timothy C. Utecht, CFA

                                         Timothy C. Utecht has managed the day-to-day Fund investments since July
                                         17, 2001.  Prior to that, Mr. Utecht was an equity analyst for AAL Capital
                                         Management Corporation, initially responsible for industry and sector analysis and serving as the primary analyst for The AAL Equity Income Fund for the last three years.

The AAL High Yield Bond Fund             Benjamin Trosky, CFA

                                         Mr. Trosky is a Managing  Director and a senior member of PIMCO's  portfolio management and investment  strategy groups.  He is the portfolio manager for the PIMCO High Yield Fund.  Mr. Trosky joined the firm in 1990,  having been previously  associated  with Merrill Lynch Asset  Management as a co-manager of high yield mutual  funds.  He has 21 years of  investment  experience  in equity  and  credit  research  and holds a  bachelor's  degree  in  Business
                                         Administration from Drexel University.

THE AAL Municipal Bond Fund              Duane A. McAllister, CFA

                                         Duane A. McAllister has managed the day-to-day Fund investments since
                                         April 1994.  Prior to joining AAL Capital Management Corporation on
                                         November 1, 1995, he managed the Fund while serving as vice president of
                                         Duff & Phelps Investment Management Co.  For the five-year period before managing the Fund, Mr. McAllister managed portfolios for Northern Trust
                                         Company and First National Bank and Trust in Rockford, Illinois.

The AAL Bond Fund                        Alan D. Onstad, CFA

                                         Alan D.  Onstad has managed the day-to-day Fund investments since July 19,
                                         1999.  Mr. Onstad currently manages The AAL U.S. Government Zero Coupon
                                         Target Funds, Series 2001 and 2006, The AAL Money Market Fund, the AAL
                                         Money Market Portfolio, and the Money Market Portfolio of the AAL Savings
                                         Plan  Mr. Onstad is also co-manager of The AAL Balanced Fund.  Mr. Onstad has been employed by AAL since 1973, most recently as Assistant Vice
                                         President.  He has also been a portfolio manager for AAL Capital Management
                                         Corporation since 1999.

The AAL Bond Index Fund                  Gregory R. Anderson, CFA

                                         Gregory R. Anderson has managed the day-to-day Fund investments since inception of the Fund, December 31,2000.  In addition, Mr. Anderson currently manages the  mortgage -backed  portfolio in AAL's general account and the AAL Bond Index Portfolio.  He is also co-manager of the AAL
                                         Portfolio.  He has served in a number of investment roles with AAL since
                                         1997.  From 1991 through 1997, Mr. Anderson was employed at Telephone and
                                         Data Systems, Inc., serving as a senior treasury analyst from 1994 through
                                         1997.  Mr. Anderson is also a CPA.

The AAL Money Market Fund                Alan D. Onstad, CFA

                                         Alan D. Onstad, has managed the day-to-day Fund investments since July 17,
                                         2001.  Mr. Onstad also manages The AAL Bond Fund, as well as The AAL U.S.
                                         Government Zero Coupon Target Funds, Series 2001 and 2006.  In addition,
                                         Mr. Onstad manages the AAL Money Market Portfolio, the Money Market
                                         Portfolio of the AAL Savings Plan  and is co-manager of The AAL Balanced
                                         Fund.  Mr. Onstad has been employed by AAL since 1973, most recently as
                                         Assistant Vice President.  He has also been a portfolio manager for AAL
                                         Capital Management Corporation since 1999.

The AAL Small Cap Value Fund             Christopher Serra, CFA

                                         Christopher Serra, has managed the day-to-day Fund investments since the
                                         Fund's inception on July 17, 2001.  Since June 1999, Mr. Serra has been the assistant portfolio manager of The AAL Small Cap Stock Fund.  Prior to that role, Mr. Serra served as senior equity analyst from July 1998 to June
                                         1999.  Before joining AAL, Mr. Serra worked as an equity analyst for
                                         William Blair and Company from January 1995 to July 1998.  Prior to this,
                                         Mr. Serra was employed by Morningstar Inc. in Chicago, IL.

The Aid Association for Lutherans Savings Plan

The Aid Association for Lutherans Savings Plan is a 401(k) plan for our employees (plan participants). Through the savings plan, plan participants can allocate part of their income into certain Funds (some of which may not be part of the Funds included in this prospectus). Refer to your plan document for more information on your investment choices and how to invest in the Funds. We may also offer shares of the Funds to other retirement plans.

Index Information

On a monthly basis we compare the performance of each Fund with that of its benchmark index. At that time we may re-balance the Funds’ securities portfolios. The AAL Large Company Index, Mid Cap Index and Bond Index Funds are each considered an indexed fund. That means we passively manage them; we maintain the securities held by each Fund so they are the same as the securities in each Fund’s benchmark index, or a representative sample of securities of that index. Fund performance may not exactly correspond with the performance of its index due to market timing, shifts in the composition of the index, and Fund expenses.

S&P 500, S&P SmallCap 600 and the S&P MidCap 400 Indexes

Standard & Poor’s (“S&P”) compiles several broad-based indexes used as benchmarks for tracking certain types of markets. The most widely known is the S&P 500 Composite Stock Price Index (“S&P 500”). The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. Most of the largest 500 companies listed on the U.S. stock exchanges are included in the Index. The companies whose stocks are included in the Index tend to be the leading companies in leading industries within the U.S. economy.

The weightings make each company’s influence on the Index performance directly proportional to that company’s market value. This characteristic has made the S&P 500 the investment industry standard for measuring the performance of Funds comprised of large-capitalization stocks.

Another index from Standard & Poor’s we use as a benchmark is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a benchmark for tracking performance of medium-capitalization stocks ranging in value from $1 billion to $5 billion.. While this Index is relatively new, the industry recognizes it as a good benchmark for tracking mid-cap stocks. The 400 stocks that make up the Index are listed on the New York Stock Exchange, The American Stock Exchange or the NASDAQ quotation system. In addition, the stocks that make up the Index are liquid, meaning they are easily traded. These characteristics of the S&P MidCap 400 Index make it relatively easy to emulate. The easier it is to track an index, the more likely it is for a Fund to track that index’s performance.

Both the S&P 500 and the S&P MidCap 400 Index are comprised of U.S. equity stocks. S&P periodically makes additions and deletions of stocks to its respective indexes. Selection of a stock for inclusion in either S&P index in no way implies an opinion by S&P as to its attractiveness as an investment. Standard & Poor’s only relationship to the Fund is the licensing of the Standard & Poor’s Marks, the S&P 500 and the S&P MidCap 400 Index. These indexes are determined, composed and calculated by Standard & Poor’s without regard to any particular Fund.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “S&P 500®,” “500,” “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The product is not sponsored, endorsed, or sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation regarding the advisability of investing in the product. See the Statement of Additional Information for additional disclaimers and limitations of liabilities on behalf of S&P.

Portfolio Turnover Rates

We expect The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, Mid Cap Stock, High Yield Bond, Municipal Bond and Bond Funds to have portfolio turnover greater than 100%, and the other Funds to have a portfolio turnover of less than 100%. Portfolio turnover rates over 100% are considered high. We do not calculate a portfolio turnover rate for The AAL Money Market Fund because of the short maturities of its investments. Due to the high volume of buying and selling activity in a portfolio with turnover in excess of 100%, we may pay more commissions for these Funds. We also may realize more taxable gains and losses than in portfolios with fewer turnovers. Increased expenses and tax consequences of these trading practices may lower returns for shareholders.

SHAREHOLDER INFORMATION

PRICING FUNDS’ SHARES

The price of a Fund’s share is based on the Fund’s net asset value (“NAV”). The Funds determine the NAV per share once daily at the close of trading, normally 3:00 p.m. Central Time, on the New York Stock Exchange (“NYSE” or the “Exchange”). The Funds do not determine NAV on holidays observed by the Exchange. The Exchange is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. The price at which you purchase or redeem shares of the Funds is based on the NAV next calculated after the Funds receive your payment or redemption request.

We determine the NAV by dividing the total fund assets, less all liabilities, by the total number of outstanding shares. To determine the NAV, the Funds value their securities at current market value using readily available market prices. The Funds use pricing services as approved by The AAL Mutual Funds’ Board of Trustees. If market prices are not available, NAV is based on a security’s fair value as determined in good faith under policies and guidelines approved by the Board of Trustees.

Some of the Funds hold securities that trade on foreign exchanges. These exchanges may trade on weekends or other days when the Funds do not price their shares. As a result, the value of a Fund’s annual returnshares may change at a time when those shares may not be purchased or redeemed.

BUYING SHARES

For help in opening an institutional account, please contact The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602. We will need to determine eligibility for Institutional Shares purchases in advance.

You purchase Institutional Shares of a Fund at net asset value. Your initial minimum purchase must be at least $500,000, with a minimum of at least $50,000 in any one Fund account. You can combine all your Class A, Class B and Institutional Shares for purposes of meeting the $500,000 minimum purchase requirement.

For Index Funds, we may pay AAL Representatives compensation of up to 0.25 of 1% of the amounts you invest. For all other Funds, we will pay AAL Representatives compensation of up to 0.50 of 1% of the amounts you invest.

If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, additional documentation may be necessary to make a purchase.

Initial Purchases
-----------------

                                          Initial Purchases By Mail
Step 1:       Complete an AAL Mutual Funds application and new account form for each different account registration.  If you do not complete the application properly, your purchase may be delayed or rejected.
Step 2:       Make your check payable to the Fund you are buying.  If more than one Fund, make your check payable to "The AAL Mutual Funds."
Step 3:       Mail your application and check to:

                   Attn:  Institutional Sales
                   The AAL Mutual Funds
                   222 W. College Avenue
                   Appleton, WI  54919-0007

                    Initial Purchases By Wire Transfer
               In  order  to buy  Institutional  Shares  of the  Funds  by  wire transfer,  your bank must be a member of, or have a corresponding relationship with a member of the Federal Reserve System.

Step 1:       Call The AAL Mutual Funds Service Center, Prestige Account Services
              at (800) 227-8602 and provide the following information:

              o    your account registration;
              o    the name of the Fund(s) in which you want to invest;
              o    your address;
              o    your Social Security or tax identification number;
              o    the dollar amount;
              o    the name of the wiring bank; and
              o    the name and telephone number of the person at your bank who the Funds can contact about your purchase.

              We must receive your wire transfer order before the closing of the
              NYSE, normally 3:00 p.m. Central Time, to receive that day's price.

Step 2:       Instruct your bank to use the following instructions when wiring funds:

                   Wire transfer to:
                   ----------------
                   Boston Safe Deposit and Trust Co.

                   Boston, MA
                   ABA #011001234

                   Credit:
                   ------
                   PFPC, Inc. as Agent for the benefit of The AAL Mutual Funds
                   Account #014338

                   Further Credit:
                   --------------
                   [Name of the Fund]
                   [Shareholder Account Number]
                   [Shareholder Registration/Name]

              Please call (800)  227-8602 prior to sending the wire transfer to obtain a  confirmation  number and to ensure  prompt and accurate handling of funds.

              The Fund's transfer agent,  PFPC,  Inc., must receive wired funds in its offices prior to the close of the NYSE, normally 3:00 p.m.
              Central  Time,  to purchase  shares on that day.  Money  received after the close of the NYSE will go toward the purchase of shares the next business day at that day's price.

Step 3:       Complete The AAL Mutual Funds application and mail it immediately to:

                   Attn:  Institutional Sales
                   The AAL Mutual Funds
                   222 W. College Avenue
                   Appleton, WI  54919-0007

The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire transfer system, or from incomplete wiring instructions.

Additional Purchases
--------------------

                       Additional Purchases By Mail
Step 1:       Make check payable to the specific Fund in which you are investing.  Please indicate your AAL
              Mutual Fund account number on the face of your check. If you have more than one account, always verify that you are investing in the proper account.  This will help ensure the proper handling of the transaction.
Step 2:       Payment for additional purchases should be sent directly to the Funds' transfer agent.

                   Regular Mail:
                   ------------

                   The AAL Mutual Funds
                   P.O. Box 9679
                   Providence, RI  02940-9679

                   Express Mail/Private Delivery:
                   -----------------------------

                   The AAL Mutual Funds
                   4400 Computer Dr.
                   Westborough, MA  01581

Additional Purchases By Wire

You may make additional wire purchases in an existing Fund account by following Step 2 of the wire transfer instructions shown for the “Initial Purchase by Wire.”

Purchase Plans

Retirement Plans

AAL members, their enterprises and Lutheran organizations may establish their pension, profit sharing and 401(k) plans with Institutional Shares. A third party maintenance fee may apply to some retirement accounts. Please review plan documents for more information.

The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602 will provide you with all the materials, documents and forms you need, and will work with you in establishing your retirement plan.

Automatic Investment Plans

The capital builder plan allows you to transfer money every month from your AAL Money Market Fund Account into another AAL Mutual Fund Account(s). The following rules apply:

  you can select the transaction date. If you do not select the date, we will automatically transfer the money from your account on the 15th of the month;
  to start, stop, or change the plan, you must notify us in writing at least 24 hours prior to the transaction date; and
  you must have all account owners sign the capital builder plan card.

Purchase Policies

We reserve the right to suspend the offering of shares for a period of time and the right to reject any specific purchase of shares.

If you purchase shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and you elect to redeem those shares soon after their purchase, we may postpone paying the redemption proceeds until your check has cleared or 15 days from the date of purchase, whichever is earlier.

We must have physical possession of your request to consider your request received. Current law will determine the legal effect of posting for deadline purposes. The U.S. Postal Service or private delivery services are not agents of the Funds, the distributor, or the transfer agent. We do not legally receive your purchase application or your request for redemption when you deposit them in the mail, send them with a private delivery service or when you deposit them in our Post Office Box.

Earning Income

You begin earning income, if any, on your shares on the business day following the day our transfer agent receives your payment.

Purchases

Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash or traveler’s checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees. If you buy shares by any type of check, electronic funds transfer (other than bank wires) or automatic investment plan, and you elect to redeem your shares soon thereafter, we may postpone paying the redemption proceeds for 15 business days, or until your check has cleared. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by the transfer agent.

Confirmation

We generally mail written confirmation of your purchases, except for The AAL Money Market Fund, within two business days following the date of your purchase. We mail confirmation of additional purchases in The AAL Money Market Fund monthly. We mail confirmation of your automatic investment plan purchases at least quarterly.

Changes to Your Account

After opening your AAL Mutual Fund account, you may wish to make changes to your account. Certain types of changes, such as moving to a new address or getting a new telephone number, do not have any other effect on an account. Any feature such as telephone exchange or participation in an automatic investment plan would continue uninterrupted. Other changes, such as exchanging from one Fund to another will affect your account options because a new account is actually created. Account options, such as an automatic investment plan, are discontinued unless additional action is taken. These changes may require additional instructions and specific forms. If you are not sure whether a change affects your account, please contact your AAL Representative or The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602. When making these types of changes, please use The AAL Mutual Funds Account Change Request Form, which is available from your AAL Representative or from The Mutual Funds Service Center.

Share Certificates

We will not issue share certificates for the Funds' Institutional Shares.

REDEEMING SHARES

You can sell your shares on any business day we price The AAL Mutual Funds’ shares. When you sell your shares, you receive the net asset value per share. If we receive your request in good order before the close of the NYSE, normally 3:00 p.m. Central Time, you will receive that day’s price. If we receive your redemption request in good order on a holiday, weekend or day the NYSE is closed, we will process your transaction request on the next business day. Shareholders earn income and receive dividends paid on Funds through the date of redemption.

The Funds may postpone payment or suspend the right of redemption in unusual circumstances, as permitted by the U.S. Securities and Exchange Commission. When you purchase shares by check, the Funds may delay payment for redemption requests for the shares purchased for 15 business days or until your payment has cleared.

If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, additional documentation may be necessary.

You must have a signature guarantee if you want:

  to sell shares with a value of more than $100,000;
  the proceeds sent to an address other than the one listed for your account;
  or o the check payable to someone other than the account owners(s).

The transfer agent will accept signature guarantees from all institutions that are eligible to provide signature guarantees under federal or state law, provided that the individual giving the signature guarantee is authorized to do so. Institutions that usually are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan institutions and credit unions. Please note that a signature guarantee is not the same as a notarized signature.

                           Redemptions By Mail
Step 1:       Prepare a written request including the following information:

              o   name(s) of the account owner(s);
              o   your account number;
              o   dollar or share amount you wish to redeem; and
              o   all persons registered as shareholders on the account must sign the redemption request exactly as the account is registered.
Step 2:       Mail your written redemption request to:

                   Regular Mail:
                   ------------

                   The AAL Mutual Funds
                   P.O. Box 9679
                   Providence, RI  02940-9679

                   Express Mail/Private Delivery:
                   -----------------------------

                   The AAL Mutual Funds
                   4400 Computer Dr.
                   Westborough, MA  01581

              Please  note,  an  $8.00  fee is  assessed  for a  redemption  by overnight  mail; a $15.00 fee is assessed  for a  redemption  for
              Saturday delivery.

              The Funds will mail payment  proceeds within seven days following receipt  of  all  required  documents.  However,  mailing  may be delayed if we are waiting for your means of purchase to clear.

Redemptions By Telephone

The privilege to redeem shares by telephone is automatically extended to all accounts, unless the option is specifically declined on your application. If you do not want the telephone redemption option, please call The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602. By accepting this privilege, you assume some risks for unauthorized transactions. Once a telephone request has been made, it cannot be canceled or modified. We have implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information, restricting transmittal of redemption proceeds to pre-authorized account owners and addresses and supplying transaction verification information. Please note, we will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

The following conditions apply:

  telephone redemption checks will be issued to the same payee(s) as the account registration and sent only to the address of record;
  there has been no change of address in the preceding 60 days; and
  the request is for $100,000 or less.

Redemptions By Wire

Existing shareholders must send an Account Change Request Form with the appropriate section completed prior to exercising the privilege of wire redemption to:

Regular/Express Mail:
--------------------

Attn: Institutional Sales
The AAL Mutual Funds
222 W. College Avenue
Appleton, WI 54919-0007

When redeeming shares by bank wire, please be aware of the following conditions:

  wire redemptions can be made for any amount; and
  requests received in good order before the close of the NYSE, usually 3:00 p.m. Central Time, receive that day’s price.

The Funds will mail payment proceeds within seven days following receipt of all required documents.

Redemption Options

Systematic Withdrawal Plan

You can have money automatically withdrawn from your AAL Mutual Fund account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or direct payments at regular intervals. The following rules and/or guidelines apply:

  you can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month;
  to start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;
  money can be sent by check or bank wire; and
  to stop or change your plan, you must notify us at least 5 business days prior to the next withdrawal.

The AAL Money Market Fund Checks

You can write checks on your AAL Money Market Fund account, if you complete a check writing signature card and agreement. You can request checks on your AAL Mutual Funds application or in writing. We do not charge a fee for supplying your checks. The following guidelines apply:

  the checks you write on The AAL Money Market Fund must be for $500 or more (because the Fund is not a bank, some features, such as stop payment, are not available);
  our transfer agent may impose reasonable fees for each check that is returned;
  we do not return your canceled checks, although our transfer agent will send a copy of your check to you at your request;
  unless you purchased shares by bank wire, you must wait 10 business days after you purchase The AAL Money Market Fund shares to write checks against that purchase; and
  you need a written request - NOT A CHECK - to close an AAL Money Market Fund account. Your written request will require a signature guarantee to close accounts over $100,000.

EXCHANGING SHARES

You may exchange Institutional Shares in an AAL Mutual Fund for Institutional Shares in another AAL Mutual Fund. The $50,000 minimum investment rules may apply when you open a new account by exchanging shares, and you may have to submit a new application if you have not invested shares in the other AAL Mutual Fund account before.

Shareholders of a Fund may only exchange into such other Funds as are legally available for sale in any state. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, additional documentation may be necessary.

An exchange constitutes a redemption of the shares of one mutual fund and the purchase of shares of another. Exchanges are sales for tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged.

An excessive number of exchanges may be disadvantageous to the Funds. Therefore, the Funds reserve the right to terminate the exchange privilege of any shareholder who makes more than twelve exchanges in a year. Further, the Funds reserve the right to modify or terminate the exchange privilege at any time with respect to any Fund, if the Funds’ Trustees determine that continuing the privilege may be detrimental to shareholders. The Funds will provide at least 60 days notice prior to modifying or terminating the exchange privilege. In the event your exchange privilege is terminated for any reason, you will still have the right to redeem your shares as described in this prospectus.

                            Exchanges By Mail
Step 1:       Prepare a written request including the following information:

              o    name(s) of the account owner(s)
              o    your account number(s)
              o    dollar or share amount you wish to exchange
              o    the name of the Fund you are exchanging into; and
              o    signatures of all account owners.
Step 2:       Mail your redemption request to:

                   Regular Mail:
                   ------------

                   The AAL Mutual Funds
                   P.O. Box 9679
                   Providence, RI  02940-9679

                   Express Mail/Private Delivery:
                   -----------------------------

                   The AAL Mutual Funds
                   4400 Computer Dr.
                   Westborough, MA  01581

Exchanges By Telephone

The privilege to exchange shares by telephone is automatically extended to all accounts, unless the option is specifically declined on your application. If you do not want the telephone exchange option, please call The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602. By accepting this privilege, you assume some risks for unauthorized transactions. Once a telephone request has been made, it cannot be canceled or modified. We have implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information, restricting transmittal of redemption proceeds to pre-authorized account owners and addresses and supplying transaction verification information. Please note, however, that we will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

You may exchange shares by telephoning The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602. Telephone exchange requests received prior to the close of the NYSE, usually 3:00 p.m. Central Time, will receive that day’s price.

During periods of extreme volume caused by dramatic economic or stock market changes, shareholders may have difficulty reaching The AAL Mutual Funds Service Center by phone, and a telephone exchange may be difficult to implement at those times. The Funds reserve the right to temporarily discontinue the telephone exchange privilege during such periods of extreme volume.

INTERNET TRANSACTIONS

Various Fund transactions may be performed over the internet at www.aal.org. You may be able to purchase, redeem and exchange shares within your Fund accounts (pre-authorized bank information is required prior to purchase). For your protections, we require a Personal Identification Number (“PIN”) prior to authorizing transactions on your Fund accounts. Please call The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602 to request information about obtaining a PIN. Your will receive you PIN approximately five to seven days after your request.

DIVIDENDS

We endeavor to qualify annually as, and elect tax treatment applicable to, a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”). Pursuant to the requirements of the Code, we intend to distribute substantially all of the Funds’ net investment income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually. We do this to avoid paying income tax on the Funds’ net investment income and net realized capital gains, and to avoid a federal excise tax on undistributed net investment income and net realized gains. Annually, we intend to comply with all of the requirements to qualify as a regulated investment company for each Fund. We provide you with full information on dividends and capital gains distributions for each Fund on an annual basis.

Below, we provide you with a general description of the distribution policies and some of the tax consequences for the Funds’ shareholders. You should always check with your tax adviser to determine whether any dividends and distributions paid to you by a Fund are subject to any taxes, including state and local taxes.

The dividends from net investment income of each of the Funds, including net short-term capital gains, are taxable as ordinary income to shareholders, whether paid in additional shares or in cash. Any long-term capital gains distributed to shareholders are taxable as capital gains to shareholders, whether they receive them in cash or in additional shares, regardless of the length of time a shareholder has owned the shares.

We distribute substantially all net investment income and any net realized capital gains at least annually, if any, for the Funds as shown in the table below.

The AAL Bond, Municipal Bond, High Yield Bond, Bond, Bond Index and Money Market Funds accrue income dividends daily.

FUND                                DIVIDENDS (if any)   CAPITAL GAINS/1/ (if any)

The AAL Technology Stock Fund            Annually           Annually
The AAL Aggressive Growth Fund           Annually           Annually
The AAL Small Cap Stock Fund             Annually           Annually
The AAL Small Cap Value Fund             Annually           Annually
The AAL Mid Cap Stock Fund               Annually           Annually
The AAL Mid Cap Index Fund               Annually           Annually
The AAL International Fund               Annually           Annually
The AAL Capital Growth Fund            Semiannually         Annually
The AAL Large Company Index Fund         Annually           Annually
The AAL Equity Income Fund              Quarterly           Annually
The AAL Balanced Fund                   Quarterly           Annually
The AAL High Yield Bond Fund             Monthly            Annually
The AAL Municipal Bond Fund              Monthly            Annually
The AAL Bond Fund                        Monthly            Annually
The AAL Bond Index Fund                  Monthly            Annually
The AAL Money Market Fund                Monthly            Annually

__________
/1/ The Funds may distribute capital gains more often than annually.

The AAL Municipal Bond Fund

Dividends derived from the interest earned on municipal securities constitute “exempt-interest dividends” and are generally not subject to federal income tax. We accrue dividends daily and pay these dividends monthly for The AAL Municipal Bond Fund. We distribute the capital gains for the Fund at least annually. Realized capital gains on municipal securities are subject to federal income tax. Thus, shareholders will be subject to taxation at ordinary rates on the dividends they receive that are derived from net short-term capital gains. Distributions of net long-term capital gains will be taxable as long-term capital gains regardless of the length of time a shareholder holds Fund shares. We may, for temporary defensive purposes, invest in short-term taxable securities for the Fund. Shareholders of this Fund are subject to federal income tax at ordinary rates on any income dividends they receive that are derived from interest on taxable securities.

Reinvestment of Fund Distributions

You can reinvest all of your income, dividends and/or capital gains distributions into the Funds at net asset value without any front-end load or contingent deferred sales charges. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you reinvested the proceeds or had them paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends.

TAX CONSIDERATIONS

Dividends

As with all funds distributing taxable income, you, as a tax-paying investor, will be subject to income taxes on all dividends and distributions, whether you elect to take them in cash or have them reinvested.

Each Fund intends to distribute in December and, if necessary, at such other times as the Fund may determine its net investment income and any net realized capital gains resulting from investment activity. Any dividend (including a capital gains dividend) declared in October, November or December, with a record date in such a month and paid during the following January, must be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Cumulative statements showing all activity in the account for the prior year will be mailed annually to all shareholders.

All income and capital gains distributions are reinvested in full and fractional shares of a Fund at net asset value, without sales charges, on a payment date unless a shareholder has requested payment in cash on the shareholder application or by separate written request. If a shareholder elects to receive these distributions in cash, the return at maturity will be substantially less than was anticipated at the time of purchase.

Each Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code (the Code) and to take all other action required so that no federal income tax will be payable by the Funds themselves. Each Fund will be treated as a separate regulated investment company under the Code.

Exchanges

Any exchange of fund shares will be treated as a sale of the Fund’s annual returnshares and any gain on the transaction may be subject to federal income tax. However, if you hold the shares in a qualified or tax-deferred plan, you generally will not be taxed on investment income, dividends, exchanges or capital gains until you take a withdrawal or distribution from the plan.

Form 1099

Annually, we provide Shareholders with full information on income and capital gains distributions for tax purposes. Every year, you will receive Form 1099, which reports the amount of dividends and capital gains we distribute to you during the prior year. If you own shares as a part of a qualified tax deferred plan, you will not receive Form 1099, unless you take a withdrawal or distribution from the plan.

If you sell or exchange fund shares, proceeds from the sale or exchange will be reported on Form 1099-B (unless part of a qualified tax deferred plan).

Short-term capital gains and investment income will be taxed at a higher rate than long-term capital gains. Shareholders should consult their tax advisers regarding the applicability of state and local taxes to dividends and distributions.

Withholding Taxes

The Funds are required by federal law to withhold 31% of reportable payments (which include dividends, capital gain distributions and redemption proceeds) paid to certain shareholders who have not properly certified that the Social Security or other taxpayer identification number provided by the shareholder is correct and that he or she is not otherwise subject to backup withholding. The Funds’ shareholder application includes the required certification.

No attempt is made herein to provide information as to state and local tax consequences of ownership of shares of the Funds. Investors should consult their personal tax adviser to determine the consequences of state and local taxes.

DISTRIBUTION ARRANGEMENTS

Investors in Institutional Shares purchase at net asset value. They do not pay any sales charges, redemption fees, or 12b-1 distribution or service fees.

Shareholder Maintenance Agreement

The Board of Trustees authorizes us to contract with AAL CMC for certain shareholder maintenance services. AAL CMC receives an annual fee for providing these services. This fee is based upon, and limited by, the difference between the current account fees charged and the normal full-service fee schedule established by our transfer agent. It also includes reimbursement for out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is currently $3.75 per account per year.

FINANCIAL HIGHLIGHTS INFORMATION

The AAL Small Cap Value Fund first offers its shares pursuant this prospectus and consequently does not have financial highlights information.

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the accounting firm of PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements are included in the annual report, which is available upon request.

                                                                               THE AAL TECHNOLOGY STOCK FUND
                                                                             Year Ended April 30,
Institutional Shares                                                            2001 (c)
Net Asset Value - Beginning of Period                                             $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                      (0.02)
Net Realized and Unrealized Gain (Loss) on Investments                            (4.79)

Total From Investment Operations                                                  (4.81)
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                             -
Total Distributions                                                                    -
Net Asset Value - End of Period                                                    $5.19
Total Return (a)                                                                (48.10)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $9.3
Ratio of Expenses to Average Net Assets (b)                                        1.32%
Ratio of Investment Income (Loss) to Average Net Assets (b)                      (0.59)%
Portfolio Turnover Rate                                                           44.23%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                   (0.60)%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 2000.

                                                                               THE AAL AGGRESSIVE GROWTH FUND
                                                                             Year Ended April 30,
Institutional Shares                                                             2001(c)
Net Asset Value - Beginning of Period                                             $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                        0.03
Net Realized and Unrealized Gain (Loss) on Investments                            (3.26)

Total From Investment Operations                                                  (3.23)
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                             -
Total Distributions                                                                    -
Net Asset Value - End of Period                                                    $6.77
Total Return (a)                                                                (32.30)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $8.2
Ratio of Expenses to Average Net Assets (b)                                        1.17%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        0.60%
Portfolio Turnover Rate                                                           69.62%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     0.60%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 2000.

                                                                                 THE AAL SMALL CAP STOCK FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001           2000            1999      1998 (c)
Net Asset Value - Beginning of Period                                             $14.80         $10.95          $13.87        $12.45
Income from Investment Operations
Net Investment Income (Loss)                                                        0.01           0.01          (0.04)        (0.01)
Net Realized and Unrealized Gain (Loss) on Investments                              1.10           3.84          (2.52)          1.43

Total From Investment Operations                                                    1.11           3.85          (2.56)          1.42
Distributions from:
Net Investment Income                                                                  -              -               -             -
Net Realized Capital Gains                                                        (2.20)              -          (0.36)             -
Total Distributions                                                               (2.20)              -          (0.36)             -
Net Asset Value - End of Period                                                   $13.71         $14.80          $10.95        $13.87
Total Return (a)                                                                   8.53%         35.16%        (18.41)%        11.41%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $3.8           $1.0            $0.8          $0.4
Ratio of Expenses to Average Net Assets (b)                                        0.78%          0.72%           1.08%         1.19%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        0.11%          0.08%         (0.40)%       (0.39)%
Portfolio Turnover Rate                                                          122.93%        147.01%         112.96%       105.60%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         0.78%          0.84%           1.08%         1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     0.10%        (0.04)%         (0.40)%       (0.39)%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

                                                                                 THE AAL MID CAP STOCK FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                             $16.89         $13.94        $15.96        $14.40
Income from Investment Operations
Net Investment Income (Loss)                                                        0.07           0.05          0.02             -
Net Realized and Unrealized Gain (Loss) on Investments                              1.21           3.73        (1.25)          1.56

Total From Investment Operations                                                    1.28           3.78        (1.23)          1.56
Distributions from:
Net Investment Income                                                                  -              -             -             -
Net Realized Capital Gains                                                        (3.19)         (0.83)        (0.79)             -
Total Distributions                                                               (3.19)         (0.83)        (0.79)             -
Net Asset Value - End of Period                                                   $14.98         $16.89        $13.94        $15.96
Total Return (a)                                                                   7.68%         28.00%       (7.17)%        10.83%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $24.3          $16.5          $6.4          $1.2
Ratio of Expenses to Average Net Assets (b)                                        0.68%          0.62%         0.85%         0.86%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        0.50%          0.51%         0.33%         0.18%
Portfolio Turnover Rate                                                          144.33%        142.26%       125.94%       104.73%
If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         0.69%          0.71%         0.85%         0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     0.50%          0.41%         0.37%         0.18%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                                                                 THE AAL MID CAP INDEX FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001       2000 (c)
Net Asset Value - Beginning of Period                                             $10.90         $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                        0.08           0.03
Net Realized and Unrealized Gain (Loss) on Investments                              0.57           0.87

Total From Investment Operations                                                    0.65           0.90
Distributions from:
Net Investment Income                                                             (0.09)              -
Net Realized Capital Gains                                                        (0.66)              -
Total Distributions                                                                                   -
Net Asset Value - End of Period                                                   $10.80         $10.90
Total Return (a)                                                                   6.13%          9.00%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $13.0           $8.9
Ratio of Expenses to Average Net Assets (b)                                        0.20%          0.20%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        0.90%          1.02%
Portfolio Turnover Rate                                                           53.73%         24.59%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         1.31%          1.27%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                   (0.21)%        (0.05)%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 31, 1999.

                                                                                 THE AAL INTERNATIONAL FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                             $14.15         $11.37        $11.17        $10.11
Income from Investment Operations
Net Investment Income (Loss)                                                        0.26           0.08          0.15          0.03
Net Realized and Unrealized Gain (Loss) on Investments                            (3.20)           2.73          0.65          1.03

Total From Investment Operations                                                  (2.94)           2.81          0.80          1.06
Distributions from:
Net Investment Income                                                             (0.31)         (0.03)        (0.51)             -
Net Realized Capital Gains                                                        (0.27)              -        (0.09)             -
Total Distributions                                                               (0.58)         (0.03)        (0.60)             -
Net Asset Value - End of Period                                                   $10.63         $14.15        $11.37        $11.17
Total Return (a)                                                                (21.12)%         24.69%         7.49%        10.48%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $3.3           $2.8          $1.9          $0.5
Ratio of Expenses to Average Net Assets (b)                                        0.75%          0.73%         1.09%         1.19%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        2.42%          0.61%         1.10%         2.38%
Portfolio Turnover Rate                                                           37.66%         43.59%       100.90%        19.90%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         0.75%          0.79%         1.09%         1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     2.42%          0.55%         1.10%         2.38%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

                                                                                THE AAL CAPITAL GROWTH FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                             $38.72         $35.89        $29.67        $26.05
Income from Investment Operations
Net Investment Income (Loss)                                                        0.33           0.27          0.21          0.02
Net Realized and Unrealized Gain (Loss) on Investments                            (1.73)           3.20          6.67          3.60

Total From Investment Operations                                                  (1.40)           3.47          6.88          3.62
Distributions from:
Net Investment Income                                                             (0.30)         (0.21)        (0.20)             -
Net Realized Capital Gains                                                        (2.14)         (0.43)        (0.46)             -
Total Distributions                                                               (2.44)         (0.64)        (0.66)             -
Net Asset Value - End of Period                                                   $34.88         $38.72        $35.89        $29.67
Total Return (a)                                                                 (3.82)%          9.70%        23.55%        13.90%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $91.8          $82.8         $46.9          $3.0
Ratio of Expenses to Average Net Assets (b)                                        0.54%          0.52%         0.60%         0.58%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        0.90%          0.73%         0.62%         0.52%
Portfolio Turnover Rate                                                           12.91%          7.50%         8.74%        17.96%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         0.54%          0.54%         0.60%         0.58%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     0.90%          0.72%         0.62%         0.52%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

                                                                                     THE AAL LARGE COMPANY INDEX FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001       2000 (c)
Net Asset Value - Beginning of Period                                              $9.95         $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                        0.09           0.02
Net Realized and Unrealized Gain (Loss) on Investments                            (1.40)         (0.07)

Total From Investment Operations                                                  (1.31)         (0.05)
Distributions from:
Net Investment Income                                                             (0.08)              -
Net Realized Capital Gains                                                             -              -
Total Distributions                                                               (0.08)              -
Net Asset Value - End of Period                                                    $8.56          $9.95
Total Return (a)                                                                (13.18)%        (0.50)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $26.6          $27.6
Ratio of Expenses to Average Net Assets (b)                                        0.20%          0.20%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        0.97%          1.21%
Portfolio Turnover Rate                                                            8.78%          1.57%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         0.69%          0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     0.49%          0.49%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 31, 1999.

                                                                                 THE AAL EQUITY INCOME FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                             $14.43         $14.70        $14.32        $13.14
Income from Investment Operations
Net Investment Income (Loss)                                                        0.27           0.31          0.21          0.08
Net Realized and Unrealized Gain (Loss) on Investments                              0.93         (0.35)          1.19          1.16

Total From Investment Operations                                                    1.20         (0.04)          1.40          1.24
Distributions from:
Net Investment Income                                                             (0.27)         (0.23)        (0.23)        (0.06)
Net Realized Capital Gains                                                        (0.77)              -        (0.79)             -
Total Distributions                                                               (1.04)         (0.23)        (1.02)        (0.06)
Net Asset Value - End of Period                                                   $14.59         $14.43        $14.70        $14.32
Total Return (a)                                                                   8.64%        (0.29)%        10.62%         9.34%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $9.5           $6.2         $13.2          $7.1
Ratio of Expenses to Average Net Assets (b)                                        0.51%          0.46%         0.60%         0.68%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        1.94%          1.71%         1.65%         2.10%
Portfolio Turnover Rate                                                           26.38%         26.93%        13.35%        64.00%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         0.51%          0.52%         0.60%         0.68%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     1.94%          1.65%         1.65%         2.10%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

                                                                            THE AAL BALANCED FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                             $12.40         $12.13        $10.79        $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                        0.42           0.39          0.23          0.04
Net Realized and Unrealized Gain (Loss) on Investments                                 -           0.25          1.35          0.78

Total From Investment Operations                                                    0.42           0.64          1.58          0.82
Distributions from:
Net Investment Income                                                             (0.43)         (0.37)        (0.23)        (0.03)
Net Realized Capital Gains                                                             -              -        (0.01)             -
Total Distributions                                                               (0.43)         (0.37)        (0.24)        (0.03)
Net Asset Value - End of Period                                                   $12.39         $12.40        $12.13        $10.79
Total Return (a)                                                                   3.50%          5.33%        14.73%         8.17%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $3.4           $3.0          $2.3          $1.1
Ratio of Expenses to Average Net Assets (b)                                        0.59%          0.60%         0.88%         1.95%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        3.46%          3.25%         2.50%         1.73%
Portfolio Turnover Rate                                                           82.59%         64.58%       213.46%        11.52%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         0.63%          0.64%         0.88%         1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     3.43%          3.20%         2.50%         1.73%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

                                                                                THE AAL HIGH YIELD BOND FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                              $7.43          $8.91        $10.31        $10.29
Income from Investment Operations
Net Investment Income (Loss)                                                        0.65           0.89          0.93          0.31
Net Realized and Unrealized Gain (Loss) on Investments                            (0.67)         (1.48)        (1.34)          0.02

Total From Investment Operations                                                  (0.02)         (0.59)        (0.41)          0.33
Distributions from:
Net Investment Income                                                             (0.65)         (0.89)        (0.93)        (0.31)
Net Realized Capital Gains                                                             -              -        (0.06)             -
Total Distributions                                                               (0.65)         (0.89)        (0.99)        (0.31)
Net Asset Value - End of Period                                                    $6.76          $7.43         $8.91        $10.31
Total Return (a)                                                                 (0.34)%        (6.67)%       (3.85)%         3.28%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $2.2           $2.0          $2.2          $0.2
Ratio of Expenses to Average Net Assets (b)                                        0.67%          0.53%         0.76%         0.75%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        9.34%         11.00%        10.34%         9.53%
Portfolio Turnover Rate                                                          106.01%         53.59%        54.67%       112.37%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         0.67%          0.62%         0.76%         0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     9.34%         10.92%        10.34%         9.53%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

                                                                              THE AAL BOND FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                              $9.32          $9.92         $9.99        $10.06
Income from Investment Operations
Net Investment Income (Loss)                                                        0.66           0.62          0.57          0.20
Net Realized and Unrealized Gain (Loss) on Investments                              0.48         (0.60)        (0.07)        (0.07)

Total From Investment Operations                                                    1.14           0.02          0.50          0.13
Distributions from:
Net Investment Income                                                             (0.66)         (0.62)        (0.57)        (0.20)
Net Realized Capital Gains                                                             -              -             -             -
Total Distributions                                                               (0.66)         (0.62)        (0.57)        (0.20)
Net Asset Value - End of Period                                                    $9.80          $9.32         $9.92         $9.99
Total Return (a)                                                                  12.55%          0.30%         5.02%         1.24%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $55.6          $47.9         $44.7         $29.3
Ratio of Expenses to Average Net Assets (b)                                        0.39%          0.43%         0.54%         0.56%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        6.79%          6.55%         5.63%         6.29%
Portfolio Turnover Rate                                                          171.76%        163.31%       572.56%       483.76%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         0.49%          0.50%         0.54%         0.56%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     6.69%          6.47%         5.63%         6.29%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

                                                                                  THE AAL BOND INDEX FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001       2000 (c)
Net Asset Value - Beginning of Period                                              $9.95         $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                        0.69           0.22
Net Realized and Unrealized Gain (Loss) on Investments                              0.52         (0.05)

Total From Investment Operations                                                    1.21           0.17
Distributions from:
Net Investment Income                                                             (0.69)         (0.22)
Net Realized Capital Gains                                                             -              -
Total Distributions                                                               (0.69)         (0.22)
Net Asset Value - End of Period                                                   $10.47          $9.95
Total Return (a)                                                                  12.50%          1.72%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $18.6          $11.1
Ratio of Expenses to Average Net Assets (b)                                        0.20%          0.20%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        6.66%          6.85%
Portfolio Turnover Rate                                                           51.37%         52.37%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         0.98%          1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     5.88%          6.02%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 31, 1999.

                                                                                THE AAL MUNICIPAL BOND FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                             $10.45         $11.47        $11.40        $11.59
Income from Investment Operations
Net Investment Income (Loss)                                                        0.58           0.57          0.55          0.18
Net Realized and Unrealized Gain (Loss) on Investments                              0.50         (1.01)          0.25        (0.19)

Total From Investment Operations                                                    1.08         (0.44)          0.80        (0.01)
Distributions from:
Net Investment Income                                                             (0.58)         (0.57)        (0.55)        (0.18)
Net Realized Capital Gains                                                             -         (0.01)        (0.18)             -
Total Distributions                                                               (0.58)         (0.58)        (0.73)        (0.18)
Net Asset Value - End of Period                                                   $10.95         $10.45        $11.47        $11.40
Total Return (a)                                                                  10.56%        (3.78)%         7.09%       (0.09)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                           $2.5           $0.5          $0.6          $0.0
Ratio of Expenses to Average Net Assets (b)                                        0.42%          0.47%         0.51%         0.60%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        5.37%          5.32%         4.78%         4.79%
Portfolio Turnover Rate                                                          110.48%        210.32%        94.56%       139.18%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                        50.00%          0.52%         0.51%         0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     5.29%          5.27%         4.78%         4.79%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

                                                                                 THE AAL MONEY MARKET FUND
                                                                             Year Ended April 30,
Institutional Shares                                                                2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                              $1.00          $1.00         $1.00         $1.00
Income from Investment Operations
Net Investment Income (Loss)                                                        0.06           0.05          0.05          0.02
Net Realized and Unrealized Gain (Loss) on Investments                                 -              -             -             -

Total From Investment Operations                                                    0.06           0.05          0.05          0.02
Distributions from:
Net Investment Income                                                             (0.06)         (0.05)        (0.05)        (0.02)
Net Realized Capital Gains                                                             -              -             -             -
Total Distributions                                                               (0.06)         (0.05)        (0.05)        (0.02)
Net Asset Value - End of Period                                                    $1.00          $1.00         $1.00         $1.00
Total Return (a)                                                                   6.07%          5.36%         4.99%         1.67%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                          $25.3          $12.8         $17.9          $0.2
Ratio of Expenses to Average Net Assets (b)                                        0.43%          0.31%         0.49%         0.67%
Ratio of Investment Income (Loss) to Average Net Assets (b)                        5.86%          5.18%         4.76%         5.11%
Portfolio Turnover Rate                                                              N/A            N/A           N/A           N/A

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                                         0.56%          0.57%         0.72%         1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)                     5.73%          4.92%         4.53%         4.36%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

Additional Information

You will find additional information in the Statement of Additional Information and the annual and semi-annual reports to shareholders. The Funds’ Statement of Additional Information and annual and semi-annual reports are available, without charge, upon request. To request this or other information about the Funds, please call 800-553-6319

Annual and Semi-Annual Reports

In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during their last fiscal year.

Statement of Additional Information

The Funds’ Statement of Additional Information provides more detailed information about the Funds.

You also may review and copy information about the Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room call 1-800-SEC-0330. You also may obtain reports and other information about the Funds on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplication fee, by electronic request to e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission at 405 5th Street, N.W., Washington, D.C. 20549-6009.

The Funds' Investment Company Act File No. is 811-5075

[Logo]
THE AAL MUTUAL FUNDS
222 West College Ave.
Appleton, WI 54919-0007
Telephone: (800) 553-6319
www.aal.org e-mail: aalcmc@aal.org

THE AAL MUTUAL FUNDS
THE AAL U.S. GOVERNMENT ZERO COUPON TARGET FUNDS
Series 2001 and Series 2006
222 West College Ave.
Appleton, WI 54919-0007
(800) 553-6319 or (920) 734-7633

PROSPECTUS
July 17, 2001

The AAL U.S. Government Zero Coupon Target Funds invest primarily in zero coupon bonds. The Funds are designed for investors seeking high future returns from U.S. government securities with a reasonable assurance of receiving a targeted dollar amount, predictable at the time of investment, on a specific maturity date. Series 2001 matures on November 15, 2001, and Series 2006 matures on November 15, 2006.

PLEASE NOTE

The Funds closed sales of The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006 to new shareholders and to existing shareholders for additional purchases effective May 31, 1993. Existing shareholders may purchase additional shares by reinvesting dividends and capital gains, if any, received on their existing accounts at net asset value. Although the Funds do not intend to do so, they may open sales in the future.

On November 15, 2001 the Series 2001 Fund will mature. At that time it will convert its assets to cash and distribute the proceeds to its shareholders. The proceeds may be reinvested without a sales charge into another AAL Mutual Fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                            Page
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RISK/RETURN SUMMARY

Investment Objective/Goals
Principal Investment Strategies
Principal Risk
Risk/Return Bar Chart and Table
Fee Table

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
Investment Policies
Risks

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Investment Adviser
Advisory Fee
Portfolio Manager

SHAREHOLDER INFORMATION

Pricing of Funds' Shares
How to Buy Shares
How to Redeem (Sell) Shares
Dividends, Distributions and Taxes

DISTRIBUTION ARRANGEMENTS

Sales Charges (Loads)

FINANCIAL HIGHLIGHTS

Series 2001
Series 2006

RISK/RETURN SUMMARY
Investment Objective

The Funds seek high, relatively predictable investment returns from U.S. government securities over selected periods of time from two portfolios maturing in 2001 and 2006, assuming investors reinvest the dividends and capital gains distributed by the Funds.

Principal Investment Strategy

The Funds invest in a variety of U.S. government securities, primarily (at least 80%) consisting of zero coupon bonds, 50% of which will mature within two years of the Funds’ target dates.

Principal Risk

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole. During periods of higher interest rates, the value of the bonds in the portfolios will tend to fall. Zero coupon bonds tend to fluctuate in value to a greater degree than bonds with fixed coupons. The Funds cannot assure that you will be able to sell your shares for more than you paid for them. You could lose money investing in the Funds.

Risk/Performance

The following bar charts and table illustrate the Funds’ risks and performances for Series 2001 and 2006, respectively. The charts show changes in the total returns from calendar year to calendar year and the table compares the average annual returns for one, five and nine calendar year periods since inception for Series 2001 and 2006 to those of a broad market index for the same periods. Please note that the past performance indicated in the charts and table do not necessarily indicate future performance for the Funds.

Charts

The chart below shows Series 2001‘s calendar year, total returns.

The AAL U.S. Government Zero Coupon Target Fund
Series 2001
Annual Total Returns
For the Years Ended December 31

[Bar chart with following data:]

1991              19.95%
1992               7.03%
1993              16.99%
1994             (8.62)%
1995              22.82%
1996               0.89%
1997               7.25%
1998               8.07%
1999               0.96%
12/31/00           5.94%

The bar chart does not reflect the 4.75% maximum sales loads. If the chart reflected sales loads, returns would be less than those shown. The Fund’s year-to-date return as of June 30,2001 was 3.01%. During the period reflected in the bar chart, the best quarterly return was 9.00% and the worst quarterly return was (7.47)%.

The chart below shows Series 2006‘s calendar year, total returns.

The AAL U.S. Government Zero Coupon Target Fund
Series 2006
Annual Total Returns

[Bar chart with the following data:]

1991              19.32%
1992               8.58%
1993              22.78%
1994            (11.47)%
1995              35.08%
1996             (2.31)%
1997              11.93%
1998              14.51%
1999             (8.19)%
12/31/00          15.73%

The bar chart does not reflect the 4.75% maximum sales loads. If the chart reflected sales loads, returns would be less than those shown. The Fund’s year-to-date return as of June 30, 2001 was 2.18%. During the period reflected in the bar chart, the best quarterly return was 11.48% and the worst quarterly return was (11.59)%.

Table

The table below compares the Funds’ average annual total returns for the one, five and ten calendar year period ended December 31, 2000, to those of the Lehman Aggregate Bond Index. Performance reflects the payment of the 4.75% maximum sales loads charged by the Funds on the purchase of new shares (currently, the Funds are closed to new investors).

Risk/Return Table

Average Annual Returns for the period ended 12/31/00

                                1-Year         5-Year         10-Year
                                ------         ------         -------
Series 2001                     5.94%          4.58%          7.74%
Series 2006                     15.73%         5.88%          9.73%
Lehman Brothers Aggregate*      11.63%         6.46%          7.96%

* The index covers four major classes of fixed-income securities in the U.S.: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

Expenses

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Funds’ shares:

Shareholder Fees                                    Target Fund      Target Fund
(fees paid directly from your investment)           Series 2001      Series 2006
                                                    -----------      -----------

Maximum sales charge (load) imposed on purchases       4.75%            4.75%
(as a percentage of offering price)

Annual Fund Operating Expenses                      Target Fund      Target Fund
(expenses that are deducted from Fund assets)       Series 2001      Series 2006
                                                    -----------      -----------

Management fees*                                       0.50%            0.50%

Distribution (12b1) fees*                              0.10%            0.10%

Other expenses**                                       0.58%            0.47%

Total Fund operating expenses**                        1.18%            1.07%

_________________
* AAL Capital Management Corporation (AAL CMC), the Funds’ adviser and distributor, voluntarily waives the management and distribution (12b-1) fees. Although AAL CMC has no intention to do so, these reimbursements are voluntary and AAL CMC may reinstate these fees in the future.

** AAL CMC will pay all expenses of the Funds in excess of 1.00%. After giving effect to these voluntary expense reimbursements, the total Fund operating expenses were 0.98% and 0.99% for Series 2001 and 2006, respectively. AAL CMC makes monthly expense reimbursements to the Funds based on yearly projections. Sometime these forecasted monthly expense reimbursements are larger than the actual expense reimbursements required, resulting in lower total Fund operating expenses.

Example

This Example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Time Period               Target Fund              Target Fund
                          Series 2001              Series 2006

1 year                      $590                     $579

3 years                     $832                     $799

5 years                   $1,093                   $1,037

10 years                  $1,839                   $1,719

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Funds have an objective of providing a high investment return over selected periods of time, consistent with investment in U.S. government securities. The Funds offer two series, Series 2001 and Series 2006. The series mature on a specified target date in each of those years. On the target date, a Fund will convert its assets to cash and distribute the proceeds to shareholders. The shareholders may chose to reinvest their proceeds, without a sales charge, in another series of The AAL Mutual Funds, which are described in a separate prospectus.

The Funds seek to return to investors a reasonably assured targeted dollar amount, predictable at the time of investment, on the specific target date in the future. To realize this return, you should plan to hold a Fund’s annual returnshares until maturity and reinvest all dividends and distributions. However, the Funds cannot assure you that they will meet their investment objectives.

Implementation of Investment Objectives

The Funds invest at least 80% of their assets in U.S. government zero coupon securities. U.S. Government zero coupon securities include: U.S. Treasury notes and bonds, and U.S. Treasury Bills that have no coupons and are not entitled to income.

The Funds invest at least 50% of their assets in zero coupon U.S. government securities maturing within two years of each Fund’s target date. However, the Funds expect that under normal circumstances they will invest a much greater amount than 50%. The Funds may invest up to 20% in interest-paying U.S. Treasury notes and bonds and in repurchase agreements on interest paying U.S. Treasury notes and bonds. These interest-paying securities provide income for expenses, redemption payments and cash dividends of each Fund.

What Are Zero Coupon Securities?

Zero coupon securities are non-interest (non-cash) paying debt obligations that are payable in full (principal or par amount) at maturity. These securities include U.S. Treasury notes and bonds that do not have coupons and do not pay cash income, U.S. Treasury bills, individual interest coupons that trade separately and evidences of receipt of such securities. Unlike Treasury securities with coupons attached that generate periodic interest payments to the holders, zero coupon securities pay no cash income until their maturity date. Zero coupon securities are purchased at a substantial discount from their value at their maturity date. The discount is amortized over the life of the zero. When a zero is held to maturity, the entire return comes from the difference between the purchase price and the maturity value. Because this difference is known at the time of purchase, investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment.

Why Invest in Zero Coupon Securities?

You invest in zero coupon securities because you can predict the return (dollar amount) you will receive at maturity. An investment in zeros enables you to plan to meet future financial goals, such as your retirement, future anticipated expenses such as college education of children or grandchildren or the purchase of a home.

Due to the nature of zero coupon securities, the Funds can estimate daily a targeted dollar amount per share the Funds will receive on the target dates for each Fund. The difference between the targeted amount and the net asset value per share at the time of purchase is the projected return and is called anticipated growth. Anticipated growth will consist primarily of the estimated accretion (accumulation) of discount on the zero coupon securities in a Fund, and to a much lesser degree, of projected cash flow in income-producing securities in excess of estimated expenses.

On each business day, each Fund calculates its anticipated growth rate. This growth rate is the annualized growth rate investors can expect from the time they purchase a Fund’s annual returnshare until that Fund’s target date. The Funds cannot guarantee this growth rate because it involves certain assumptions about variable factors such as reinvestment of dividends and distributions, the expense ratio and composition of a Fund’s portfolio.

Quality

The Treasury obligations in which the Funds invest are backed by the full faith and credit of the U.S. government. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System with respect to such securities.

Risks

Interest Rate Risk

Interest rate risk is the risk that a rise in the level of interest rates will reduce the market value (price) of securities held, particularly bonds, in a Fund’s portfolio. Typically, a bond pays a fixed rate of interest (called the “coupon”). When interest rates rise in the economy the value of the coupon (the amount received on the bond periodically) falls in comparison. As a result, the price of the bond declines. The price of zero coupon bonds tend to fall even more dramatically because they do not pay periodic coupons. Zero coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Because the Funds invest primarily in zero coupon securities, the net asset value per share may fluctuate substantially prior to the maturity date. Although investors may redeem shares on any business day at net asset value, a shareholder who redeems prior to maturity may experience a significantly different investment return than was anticipated at the time of purchase. Redemptions prior to maturity may result in capital gains or losses which may be substantial.

Longer-term bonds are more sensitive to interest rate changes than shorter-term bonds, reflecting the greater risk of holding these bonds for a longer period of time. As the Funds move towards their maturity dates, the variability in the price of the securities in their portfolios should decline. The main risk is when you do not hold zero coupons until maturity. Because zero coupon securities do not make periodic interest payments, their market values decline more dramatically when interest rates rise than the value of bonds that pays interest (coupon) on a current basis. The market value of zero coupon bonds also rises more dramatically than that of other bonds as interest rates fall.

To obtain the predicted return and reduce your exposure to the price volatility caused by changing interest rates, you should plan to hold the Funds’ shares until maturity. You also should elect automatic reinvestment of dividends and distributions. If you hold shares to maturity and reinvest dividends and distributions you should experience a return consisting primarily of the accretion (or accumulation) of discount on the underlying securities in the Fund. The Funds, however, may invest up to 20% of its portfolio in interest paying U.S. government securities. As a result, the Funds cannot guarantee your total return, even if all shares are held until maturity and you have reinvested all dividends and distributions.

Reinvestment Risk

A portion of the total realized return from traditional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the investment’s total return is uncertain even for investors holding the security until maturity. This uncertainty is commonly referred to as reinvestment risk, and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon security to maturity.

The Funds may invest up to 20% of their assets in interest paying U.S. government securities and repurchase agreements on such securities. As a result, the Funds will have some reinvestment risk. To reduce this risk, each Fund must invest at least half the market value of its net assets in zero coupon securities maturing within two years of the Fund’s target date.

Portfolio Turnover

Because the Funds’ objective is to return a reasonably predictable return at maturity by purchasing predominantly zero coupon bonds, they should not have a high rate of turnover. Therefore, the Funds should not experience the higher transactional and potential tax consequences of frequent buying and selling of securities in their portfolios.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Investment Adviser

AAL Capital Management Corporation (“AAL CMC”) serves as investment adviser and distributor to the Funds. AAL CMC was organized in 1986 as a Delaware corporation. AAL Holdings Inc., a wholly owned subsidiary of Aid Association for Lutherans (“AAL”) owns all of AAL CMC’s shares. AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.8 million members and is one of the world’s largest fraternal benefit societies in terms of assets and life insurance in force. AAL ranks in the top two percent of all life insurers in the United States in terms of ordinary life insurance (over $90.7 billion in force). Membership is open to Lutherans and their families who serve or are associated with Lutherans or Lutheran organizations, but who are not Lutheran. AAL offers life, health, and disability income insurance and fixed annuities to its members, and all members are part of one of approximately 10,000 local AAL branches throughout the United States. Through AAL CMC, AAL offers The AAL Mutual Funds.. AAL CMC has served as adviser to The AAL Mutual Funds since the commencement of operations. As of December 31, 2000, AAL CMC managed over $10.3 billion for The AAL Mutual Funds. On June 26, 2001, the Board of Directors of AAL gave initial approval to a merger with Lutheran Brotherhood, a fraternal benefit society headquartered in Minneapolis, Minnesota. As of the date of this prospectus, there are no plans to change the operations or structure of AAL CMC.

The adviser’s principal address is:

AAL Capital Management Corporation
222 West College Avenue
Appleton, Wisconsin 54919-0007.

AAL's principal address is:

AAL
4321 North Ballard Road
Appleton, Wisconsin 54919-0001.

Pursuant to an investment advisory agreement with The AAL Mutual Funds, AAL CMC manages the investment and reinvestment of the Funds’ assets, provides the Funds with personnel, facilities and administrative services, and supervises the Funds’ daily business affairs, all subject to the supervision of The AAL Mutual Funds’ Board of Trustees. AAL CMC formulates and implements a continuous investment program for the Funds consistent with each Fund’s investment objectives, policies and restrictions.

Advisory Fee

The Adviser receives an investment advisory fee computed separately and paid monthly for each Fund at the annual rate of 0.50 of 1% of the Fund’s average daily net assets. At this time, the Adviser voluntary reimburses the Funds’ advisory fee.

Portfolio Manager

Alan D. Onstad has managed the day-to-day Fund investments since July 1, 2000. Mr. Onstad currently manages The AAL Bond Fund, The AAL Money Market Fund, the AAL Variable Product Series FundMoney Market Portfolio, and the bond portion of the AAL Savings Plan. Mr. Onstad is also co-manager of The AAL Balanced Fund. Mr. Onstad has been employed by AAL since 1973, most recently as Assistant VicePresident. He has also been a portfolio manager for AAL Capital Management Corporation since 1999.

SHAREHOLDER INFORMATION

PLEASE NOTE

Sales of The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006 were closed to new shareholders and to additional purchases of shares by existing shareholders effective May 31, 1993. Purchases of shares by reinvestment of dividends and capital gains, if any, in existing shareholder accounts will continue to be allowed and will be at net asset values. Although there is no intent to do so, sales of the Funds could be reopened in the future.

Pricing of Funds’ Shares

The price of a Fund’s share is based on the Fund’s net asset value. The Funds determine the net asset value (NAV) per share once daily at the close of trading on the New York Stock Exchange (NYSE) (normally 3:00 p.m. Central Time). The Funds do not determine NAV on holidays observed by the NYSE. To determine the NAV, the Funds value their securities at current market value using readily available market quotations. The Funds value securities that do not have readily available market quotations at fair value as determined in good faith by or under the direction of The AAL Mutual Funds’ Board of Trustees. The Funds may use pricing services as approved by the Board of Trustees to determine the net asset value of their securities.

The price at which you purchase or redeem shares of the Funds is based on the NAV as next determined after the Funds have received your payment or your redemption request.

Prestige Member Program

We offer Members who maintain substantial balances additional services and benefits including: personal attention from Prestige member service representatives, an exclusive toll-free telephone number, personalized retirement analysis, complimentary financial information, a Prestige member organizer, discounted transaction fees through AAL Capital Management Corporation Brokerage Services, and more. Your AAL representative can provide more information on this program.

Retirement Plans

AAL members and their enterprises and Lutheran organizations may establish their own individual or certain business retirement plans, with assets invested in The AAL Mutual Funds.

Changes to Your Account

After opening your AAL Mutual Fund account, you may wish to make changes to your account. Certain types of changes, such as moving to a new address or getting a new telephone number, do not have any other effect on an account. Any feature such as telephone exchange or participation in an automatic investment plan would continue uninterrupted. Other changes, such as exchanging from one Fund to another or transferring shares from a regular account to an IRA or adding a joint owner, will affect your account options because a new account is actually created. Account options such as an automatic investment plan are discontinued unless additional action is taken. These changes may require additional instructions and specific forms. If you are not sure whether a change affects your account, please contact your local Registered Representative or the Mutual Fund Service Center at (800) 553-6319. When making these types of changes, please contact your local AAL Representative or the AAL Mutual Funds Service Center (the “service center”).

How to Redeem (Sell) Shares

Because the Funds invest primarily in zero coupon securities, the net asset value per share may fluctuate substantially prior to the maturity date. Although investors may redeem shares on any business day at net asset value, a shareholder who redeems prior to maturity may experience a significantly different investment return than was anticipated at the time of purchase.

Redemption by Mail

Shareholders of any of the Funds may have their shares redeemed at any time at the net asset value per share next determined after a written request and all additional documents, if required, are received in proper form by the Funds’ transfer agent.

The Funds base payment for shares presented for redemption at a Fund’s net asset value next computed after a request is received in proper form by the transfer agent. Shareholders earn income and receive dividends paid on funds through the date of redemption. The Funds will mail payment proceeds within seven days following receipt of all required documents. The Funds may postpone payment or suspend the right of redemption in unusual circumstances. When you purchase shares by check, the Funds may delay payment for redemption requests for the shares purchased for 12 days or until your check has cleared, if later.

You may redeem shares of any of the Funds by mail, by sending a written request for redemption to:

The AAL Mutual Funds
PFPC, Inc.
P. O. Box 9679
Providence, RI 02940-9679

In your redemption request, you must include your shareholder account number and specify the dollar or share amount you wish to redeem. You, and any other persons registered as shareholders on the account, must sign your redemption request. You must sign the request exactly as the account is registered. If you wish to redeem shares with a value in excess of $100,000, you must have your signature(s) guaranteed. The transfer agent will accept signature guarantees from all institutions that are eligible to provide signature guarantees under federal or state law, provided that the individual giving the signature guarantee is authorized to do so. Institutions that usually are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan institutions and credit unions. Please note that a signature guarantee is not the same as a notarized signature. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary. If you wish to redeem an IRA or other retirement plan you must indicate on the redemption request whether or not federal income tax should be withheld. Redemption requests that fail to indicate an election not to have federal tax withheld will be subject to withholding.

Telephone Redemptions

The privilege to redeem shares by telephone is automatically extended to all accounts, unless the option is specifically declined. If you do not want the telephone redemption option, please call the AAL service center at (800) 553-6319. By accepting this privilege, you assume some risks for unauthorized transaction. Once a telephone request has been made, it cannot be canceled or modified (see Telephone Transactions). AAL Capital Management Corporation has implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information, restricting transmittal of redemption proceeds to pre-authorized designations and supplying transaction verification information.

Telephone Redemptions and Checks Mailed

The following conditions apply to telephone redemptions described above:

  Telephone redemption checks will be issued to the same payee(s) as the account registration and sent only to the address of record;

  There has been no change of address in the preceding 60 days;

  The request is for $100,000 or less;

  Some retirement plan accounts are not eligible; and

  Shares to be redeemed cannot be in certificate form.

Telephone Redemptions by Bank Wire

  Existing shareholders must send The AAL Mutual Funds Application or Account Change Request with the appropriate section completed prior to exercising the privilege of wire redemption to:

  The AAL Mutual Funds
  c/o PFPC, Inc.
  P.O. Box 9679
  Providence, RI 02940-9679

  Wire redemptions can be made for any amount.

  A fee is assessed for redemptions by wire.

  Requests received in good order before the close of the NYSE (usually 3:00 p.m. Central time) receive that day’s price.

If an account has multiple owners, AAL Capital Management Corporation may rely on the instructions of any one account owner. This privilege may not be available on all retirement plan accounts.

Involuntary Redemption

Because all account owners share the high cost of maintaining accounts with low balances, the Funds reserve the right to involuntarily redeem a shareholder’s account, other than a retirement plan account, at any time the value of the account falls below $250 as a result of redemption. Shareholders will be notified in writing of any planned involuntary redemption and will be allowed 30 days to increase the account balance above the stated minimum before the redemption is processed.

Exchange Privilege

Exchanges by Mail

Shares of the Funds held for at least 10 days may be exchanged for shares of any other AAL Mutual Fund (Class A shares only) with the same registration, without additional sales charge, at the net asset value per share next computed after receipt of a written exchange request in proper form by the transfer agent.

An exchange constitutes a redemption of the shares of one mutual fund and the purchase of shares of another. Because the Funds invest primarily in zero coupon securities, the net asset value per share may fluctuate substantially prior to the maturity date. Therefore, a shareholder who exchanges shares of a Fund prior to maturity may experience a significantly different investment return than was anticipated at the time of purchase.

In addition to the two series of The AAL U.S. Government Zero Coupon Target Funds, we offer other mutual funds in Class A and B shares. They are: The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, Mid Cap Stock, International, Capital Growth, Equity Income, Large Company Index II, Mid Cap Index II, Small Company Index II, Balanced, High Yield Bond, Municipal Bond, Bond and Money Market Funds. Shareholders interested in exchanging into any of these Funds should contact the service center at (800) 553-6319, or their AAL Representative for a current prospectus prior to making an exchange.

Shareholders of a Fund may only exchange into such other Funds as are legally available for sale in any state. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary.

Exchanges are sales for tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged.

An excessive number of exchanges may be disadvantageous to the Funds. Therefore, the Funds reserve the right to terminate the exchange privilege of any shareholder who makes more than twelve exchanges in a year. Further, the Funds reserve the right to modify or terminate the exchange privilege at any time with respect to any Fund, if the Funds’ Trustees determine that continuing the privilege may be detrimental to shareholders.

Telephone Transactions

You can sell or exchange shares by phone. By doing so, you assume some risks for unauthorized transactions. AAL Capital Management Corporation has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information, restricting transmittal of redemption proceeds to pre-authorized designations, and supplying transaction/taping identification numbers and/or symbols. Please note, however, that The AAL Mutual Funds, AAL Capital Management Corporation, the custodian, the transfer agent or any of their employees will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

Exchanges by Telephone

Telephone exchanges (transactions in which the registration does not change) are subject to the requirements described above, and additional requirements as follows.

Shareholders may exchange shares for which certificates have not been issued by telephoning the service center at (800) 553-6319 or (920) 734-7633. Telephone exchange requests received prior to the close of the NYSE (usually 3:00 p.m. Central Time) will be made at the net asset value per share next determined that day.

Telephone exchanges will be permitted only if the shareholder elects the telephone exchange option on his initial purchase application, or requests the telephone exchange privilege in a subsequent written request, signed by all registered owners, with all signatures guaranteed.

During periods of extreme volume caused by dramatic economic or stock market changes, shareholders may have difficulty reaching the Mutual Fund Service Center by phone, and a telephone exchange may be difficult to implement at those times. The Funds reserve the right to temporarily discontinue the telephone exchange privilege during such periods of extreme volume.

Dividends, Distributions and Taxes

As with all funds distributing taxable income, you as a tax-paying investor will be subject to income taxes on all dividends and distributions. You will be subject to taxes on all dividends and distributions whether you elect to take them in cash or have them reinvested.

Each Fund intends to distribute in December and, if necessary, at such other times as the Fund may determine, its net investment income and any net realized capital gains resulting from investment activity. Any dividend (including a capital gains dividend) declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Cumulative statements showing all activity in the account for the prior year will be mailed annually to all shareholders.

All income and capital gains distributions are reinvested in full and fractional shares of a Fund at net asset value, without sales charges, on a payment date unless a shareholder has requested payment in cash on the shareholder application or by separate written request.

A shareholder’s projected return at maturity assumes the reinvestment of all income and capital gains distributions. If a shareholder elects to receive these distributions in cash, the return at maturity will be substantially less than was anticipated at the time of purchase.

Each Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code (the “Code”) and to take all other action required so that no federal income tax will be payable by the Funds themselves. Each Fund will be treated as a separate regulated investment company under the Code. Shareholders are provided annually with full information on income and capital gains distributions for tax purposes. Shareholders should consult their tax advisers regarding the applicability of state and local taxes to dividends and distributions.

Under federal income tax laws, a portion of the difference between the purchase price of zero coupon securities and their face value is considered to be income to a Fund each year, even though the Fund will not in each year receive cash interest payments from these securities.

The Funds must distribute substantially all their net investment income each year, including the imputed income (the accrued interest for that year from the discount on purchases) from their zero coupon investments. Because of its imputed income, each Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash interest a Fund actually received. Such distributions may come from cash assets or from liquidating some portfolio securities. If securities are liquidated, a Fund may realize a gain or loss from the sale. As with all funds distributing taxable income, tax-paying investors in the Fund will be subject to income taxes on income and capital gain distributions whether they elect to take them in cash or have them reinvested.

If the Funds hold zero coupon bonds until maturity, they should not realize capital gains on these securities. However, if a Fund has to sell zero coupon securities to meet redemptions prior to their maturity (and the target date of the Fund) the value the Fund receives for the securities sold may reflect a premium over the principal and interest. This may happen particularly when interest rates are lower at the time of redemption. As a result, redemptions of shares prior to the target date may result in greater capital gains to the Fund, which would be distributed to the shareholders, than would otherwise have been realized. Capital gains distributed to shareholders result in a taxable event in the year of distribution.

Other Tax Information

The Funds are required by federal law to withhold 31% of reportable payments (which include dividends, capital gain distributions and redemption proceeds) paid to certain shareholders who have not properly certified that the Social Security or other taxpayer identification number provided by the shareholder is correct and that he or she is not otherwise subject to backup withholding. The Funds’ shareholder application includes the required certification.

No attempt is made herein to provide information as to state and local tax consequences of ownership of shares of the Funds. Investors should consult their personal tax adviser to determine the consequences of state and local taxes.

DISTRIBUTION ARRANGEMENTS

Sales Charges (Loads)

The public offering price of the shares of the Funds is the net asset value per share next computed after receipt of an order in proper form by the Funds’ transfer agent plus a sales charge received by the distributor, AAL CMC. The sales charge is expressed as a percentage of the public offering price, and the net amount invested, in the table below:

                                     Sales Charge as a % of       Sales Charge as a % of
Amount of Purchase                   Public Offering Price          Net Amount Invested

Less than $25,000                         4.75%                           4.99%

$25,000  but less than $100,000           4.50%                           4.71%

$100,000 but less than $250,000           3.50%                           3.63%

$250,000 but less than $500,000           2.00%                           2.04%

$500,000 but less than $1,000,000         0.50%                           0.50%

$1,000,000 or more*                       0.00%                           0.00%

__________

* AAL Representatives may receive compensation of 55% of the sales charge on amounts purchased, plus a bonus based on total commissions. AAL Representatives may also receive compensation of .50 of 1% on amounts invested of $500,000 or more.

Trustees, directors, and employees of the Funds and the adviser, as well as persons licensed to receive commissions for sales of The AAL Mutual Funds, may not pay a sales charge on their purchases or on the purchases made by family members residing with them. We reserve the right to change or stop these reductions at any time. We will notify you in advance of any changes.

Reduced Sales Charges

Investors may benefit from a reduction of the sales charges shown in the above table through several purchase plans which are described below. To receive the benefit of a reduced sales charge, a shareholder must inform the Funds’ transfer agent in writing at the time of the new purchase that the purchase qualifies for a reduced sales charge and provide substantiating information. Reduced sales charge provisions may be modified or terminated at any time on notice to shareholders.

AAL branches, Lutheran congregations, Lutheran charitable organizations, charitable remainder unitrusts and other charitable organizations sponsored by or affiliated with Lutheran congregations, which qualify for tax exemption under Section 501(c)(3) or (13) of the Internal Revenue Code, will be charged one-half of the standard sales charge for purchase of the Funds, except that no reduction will be given in connection with 403(b)(7) custodial accounts, which are individual custodial accounts. Qualifying charitable non-profit organizations will generally include churches, schools, colleges, seminaries, cemetery funds, and foundations organized for charitable purposes. Lutheran organizations qualified to receive the reduced sales charge must include substantiating information at the time of purchase. The reduced sales charges, expressed as a percentage of the public offering price and the net amount invested, for this exception to the standard sales charges are as follows:

                                Sales Charge      Sales Charge as    50% Sales Charge
Amount of Purchase            as a % of Public   a % of Net Amount   as a % of Public
                               Offering Price       Invested          Offering Price
                              ---------------       --------          --------------
Less than $25,000                  2.375%            2.430%               1.187%

$25,000 or more, but less than     2.250%            2.302%               1.125%
$100,000

$100,000 or more, but less than    1.750%            1.781%               0.875%
$250,000

$250,000 or more, but less than    1.000%            1.010%               0.500%
$500,000

$500,000 or more, but less than    0.250%            0.250%               0.125%
$1,000,000

$1,000,000 or more                 No Load           No Load             No Load

Right of Accumulation

An investor with multiple accounts and investors who are related and living within the same household may “link” their accounts in the Funds and in the other AAL Mutual Funds so they are eligible for a reduced sales charge based on the current value of shares owned, computed at the public offering price, plus the amount of the new investment. The AAL Money Market Fund shares may be included if they were acquired in a simultaneous transaction (i.e. exchange) in which shares of another AAL Mutual Fund on which a sales charge was paid are redeemed and the proceeds of sale were used to purchase AAL Money Market Fund shares. SEPs, SARSEPs, SIMPLEs and 403(b)(7) custodial accounts (except individual IRAs) are linked with all other accounts in the plan and therefore may not be linked with individual accounts. Accounts of institutional trustees will not be linked, except within individual trusts. Please refer to the table on page 25 for the sales charges, expressed as a percentage of the public offering price and the net amount invested, at the different breakpoint levels.

Distribution (12b-1) Fees

In addition to the sales charge deducted at the time of purchase, each of the Funds is authorized under a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. The Plan permits payments to be made by each of the Funds to the distributor to reimburse it for expenditures incurred by it in connection with the distribution of each of the Funds’ shares to investors. These payments include, but are not limited to, the payment of compensation to selling representatives, advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan, and performing other promotional or advertising activities on behalf of each of the Funds. Plan payments may also be made to reimburse the distributor for its overhead expenses related to distribution of the Funds’ shares. No reimbursement may be made under the Plan for expenses of past fiscal years or in contemplation of expenses for future fiscal years. Distribution fees paid by one Fund may not be used to finance distribution of shares of another Fund. Under the Plan, the payments may not exceed an amount computed at an annual rate of 0.10 of 1% of the average daily net assets of each Fund. The Plan is subject to review and annual approval by the Board of Trustees.

Because the Funds’ shares are no longer being sold, the distributor is waiving its distribution (12b-1) fees under the distribution plan. The distributor will not reinstate the receipt of such fees as long as the Funds remain closed to no new sales.

FINANCIAL HIGHLIGHTS

Series 2001 and 2006
The financial highlights table is intended to help you understand The AAL U.S. Government Zero Coupon Target Fund, Series 2001 and Series 2006 performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the annual report. You may obtain an annual report free by calling (800) 553-6319.

Series 2001

                                                                             For the Years Ended
                                                                                   April 30

                                                             2001       2000       1999       1998       1997

Per Share Data [in $ Dollars]

Net Asset Value - Beginning of Period                      $10.16     $10.59     $10.61     $10.38     $10.55

Income from Investment Operations
Net Investment Income (Loss)                                 0.65       0.65       0.64       0.63       0.64

Net Realized and Unrealized Gain (Loss) on Investments       0.05      (0.40)      0.02       0.30      (0.07)

Total From Investment Operations                             0.70       0.25       0.66       0.93       0.57

Distributions from:
Net Investment Income                                       (0.65)     (0.65)     (0.64)     (0.63)     (0.64)

Net Realized Capital Gains                                  (0.01)     (0.03)     (0.04)     (0.07)     (0.10)

Total Distributions                                         (0.66)     (0.68)     (0.68)     (0.70)     (0.74)

Net Asset Value - End of Period                            $10.20     $10.16     $10.59     $10.61     $10.38

Total Return                                                 7.05%      2.38%      6.23%      9.17%      5.42%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                  $1,294     $1,428     $1,546     $1,525     $1,711

Ratio of Expenses to Average Net Assets*                     0.98%      1.00%      1.00%      0.77%      0.97%

Ratio of Investment Income (Loss) to Average Net Assets*     6.39%      6.20%      5.88%      6.16%      6.08%

Portfolio Turnover Rate                                      0.00%      0.00%      0.00%      0.00%      0.00%

*  If the Fund had paid all of its expenses the ratios
would be as follows:

Ratio of Expenses to Average Net Assets                      1.18%      1.02%      1.00%      0.84%      0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets  6.18%      6.18%      5.88%      6.10%      6.07%

Series 2006
                                                                            For the Years Ended
                                                                                   April 30

                                                             2001       2000       1999       1998       1997

Per Share Data [in $ Dollars]

Net Asset Value - Beginning of Period                        $11.27     $12.39     $12.13     $11.24     $11.33

Income from Investment Operations
Net Investment Income (Loss)                                 0.72       0.72       0.71       0.70       0.71

Net Realized and Unrealized Gain (Loss) on Investments       1.00       (1.02)     0.36       1.00       0.08
Total From Investment Operations                             1.72       (0.30)     1.07       1.70       0.79

Distributions from:
Net Investment Income                                        (0.72)     (0.72)     (0.71)     (0.70)     (0.71)

Net Realized Capital Gains                                   (0.05)     (0.10)     (0.10)     (0.11)     (0.17)

Total Distributions                                          (0.77)     (0.82)     (0.81)     (0.81)     (0.88)

Net Asset Value - End of Period                              $12.22     $11.27     $12.39     $12.13     $11.24

Total Return                                                 15.28%     (2.29)%    8.69%      15.30%     6.84%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                    $1,612     $1,467     $1,575     $1,616     $1,453

Ratio of Expenses to Average Net Assets*                     0.99%      0.98%      0.97%      0.82%      1.00%

Ratio of Investment Income (Loss) to Average Net Assets    * 6.02%      6.21%      5.51%      6.03%      6.22%

Portfolio Turnover Rate                                      0.00%      0.00%      0.00%      0.00%      0.00%

*  If the Fund had paid all of its expenses the ratios would be as follows:

Ratio of Expenses to Average Net Assets                      1.07%      0.98%      0.97%      0.90%      1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets  5.95%      6.21%      5.51%      5.96%      6.04%

You will find additional information about the Funds that supplements information in the prospectus in the statement of additional information. Also, you will find additional information about the Funds’ investments in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during their last fiscal year. The Funds’ statement of additional information and annual and semi-annual reports are available, without charge, upon request. To request this or other information about the Funds, please call (800) 553-6319.

You also may review and copy information about the Funds (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D. C. For information on the operation of the Public Reference Room call 1-800-SEC-0330. You also may obtain reports and other information about the Funds on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplication fee, by electronic request to e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission at 405 5th Street, N. W., Washington, D. C. 20549 - 6009.

Investment Company Act File No. 811-5075

The AAL Mutual Funds
222 West College Avenue
Appleton, WI 54919-0007
Telephone (920) 734-7633, 800-553-6319

STATEMENT OF ADDITIONAL INFORMATION
Class A and B and Institutional Shares
Dated July 17, 2001

Fund Name                              Class A&B Shares     Institutional Shares
---------                              ----------------     --------------------
The AAL Technology Stock Fund                     X                     X
The AAL Aggressive Growth Fund                    X                     X
The AAL Small Cap Stock Fund                      X                     X

The AAL Small Cap Index Fund II                   X
The AAL Small Cap Value Fund                      X                     X
The AAL Mid Cap Stock Fund                        X                     X
The AAL Mid Cap Index Fund                                              X
The AAL Mid Cap Index Fund II                     X
The AAL International Fund                        X                     X
The AAL Capital Growth Fund                       X                     X
The AAL Large Company Index Fund                                        X
The AAL Large Company Index Fund II               X
The AAL Equity Income Fund                        X                     X
The AAL Balanced Fund                             X                     X
The AAL High Yield Bond Fund                      X                     X
The AAL Municipal Bond Fund                       X                     X
The AAL Bond Fund                                 X                     X
The AAL Bond Index Fund                                                 X
The AAL Money Market Fund                         X                     X

This Statement of Additional Information is not a prospectus. It provides additional information on the securities offered in the prospectus. You should read this Statement of Additional Information in conjunction with The AAL Mutual Funds’ prospectuses, Class A and B shares: Equity Prospects, prospectus, and Index Fund Prospectus and Funds prospectus, Institutional Shares dated July 17, 2001, and any supplements thereto. You may obtain a prospectus at no charge by writing or telephoning your AAL Capital Management Corporation (“AAL CMC”) Registered Representative (AAL Representative) or The AAL Mutual Funds (“Funds” or “Trust”) at the above address and telephone number. The financial statements of each Fund and the independent accountant’s report thereof, are incorporated by reference into this Statement of Additional Information from the Fund’s Annual Report to Shareholders (see “Financial Statements”)

                                                                           Page
FUNDS HISTORY
INVESTMENT STRATEGIES AND RISKS
MANAGEMENT OF THE FUNDS
COMPENSATION TABLE
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INVESTMENT ADVISORY AND OTHER SERVICES
BROKERAGE ALLOCATION AND OTHER PRACTICES
CAPITAL STOCK AND OTHER SECURITIES
PURCHASE, REDEMPTION, AND PRICING OF SHARES
TAXATION OF THE FUNDS
UNDERWRITERS
CALCULATION OF PERFORMANCE DATA
FINANCIAL STATEMENTS

FUNDS HISTORY

The AAL Mutual Funds (the “Trust” or “Funds”) was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management investment company under the Investment Company Act of 1940 (“1940 Act”). The Trust commenced operations on July 16, 1987, and currently consists of twenty-one series (each a “Fund” and collectively, the “Funds”).

On January 8, 1997, the Trust re-designated its existing shares as Class A Shares and began offering Class B Shares of The AAL Small, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, and Money Market Funds. The AAL Balanced Fund commenced operations on December 29, 1997, with both Class A and Class B Shares. Class A Shares are subject to a maximum 4.00% sales charge of the offering price and a 0.25% annual 12b-1 and service fee. Class B Shares are offered at net asset value and a 1.00% annual 12b-1and service fee. In addition, Class B Shares have a contingent deferred sales charge of 5%, declining 1% each year upon redemption during the first five years. The AAL Balanced Fund added Class B Shares on its inception date of December 29, 1997.

On December 29, 1997, the Trust began issuing a third class of Fund shares (Institutional) of The AAL Small Cap, Mid Cap, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, and Money Market Funds.

On December 31, 1999, the Trust began offering Institutional Shares of three additional series: The AAL Large Company Index Fund, The AAL Mid Cap Index Fund, and The AAL Bond Index Fund. On July 1, 2000, the Trust began offering Institutional Shares of two more series; The AAL Technology Stock Fund and The AAL Aggressive Growth Fund. The Institutional Shares are offered at net asset value and have no annual 12b-1 fees or charges.

On December 31, 1999 the Trust added three series to its existing Funds. The new series, which offer only Institutional Shares, include The AAL Large Company Index Fund, The AAL Mid Cap Index Fund, and The AAL Bond Index Fund.

On July 1, 2000, the Trust began offering Institutional Shares of two more series; The AAL Technology Stock Fund and The AAL Aggressive Growth Fund. The Institutional Shares are offered at net asset value and have no annual 12b-1 fees or charges.

On July 17, 2001, the Trust begins offering an additional series: The AAL Small Cap Value Fund. This Fund will be offered as class A, B and Institutional Shares.

Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares.

Organization and Description of Shares

The AAL Mutual Funds or Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. Each of the Funds is a separate series of a Massachusetts Business Trust organized under a Declaration of Trust dated March 31, 1987. The Declaration of Trust provides that each shareholder shall be deemed to have agreed to be bound by its terms. A vote of shareholders or the Board of Trustees may amend the Declaration of Trust. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize. Currently, the Board has authorized twenty-one series. The Equity and Balanced and Fixed-Income prospectuses describe Class A and Class B. Institutional class shares for sixteen series of the Trust are described in a separate prospectus.

Each Fund’s classes of shares represent interests in the assets of the Fund and have identical dividend, liquidation and other rights. The separate share classes have the same terms and conditions, except each Class A and Class B share bears its separate distribution and shareholder servicing expenses. At the Trustees’ discretion, each class may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if each class incurs the expenses in different amounts, or if a class receives services of a different kind or to a different degree than the other class. The Funds allocate all other expenses to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Class A and B shares and Institutional Shares have identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class. In addition, Class A and Class B Shares and Institutional Shares have separate voting rights on any matter submitted to shareholders where the interests of one class differ from the interests of the other class. Class A and Class B Shares have exclusive voting rights on matters involving the 12b-1 Distribution Plan as applied to that class. Matters submitted to shareholder vote must be approved by each Fund separately except:

  when required otherwise by the 1940 Act; or
  when the Trustees determine that the matter does not affect all Funds: then, only the shareholders of the affected Funds may vote.

Shares are freely transferable, entitled to dividends declared by the Trustees, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds annual shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust’s outstanding shares. Shareholders may remove Trustees from office by votes cast in person or by proxy at a shareholder meeting.

At the request of shareholders holding 10% or more of the outstanding shares of the Fund, the Fund will hold a special meeting for the purpose of considering the removal of a trustee(s) from office, and the Fund will cooperate with and assist shareholders of record who notify the Fund that they wish to communicate with other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the 1940 Act, as amended.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meets its obligations.

INVESTMENT STRATEGIES AND RISKS

Each of the Funds is an open-end diversified management investment company. The following information supplements our discussion of the Funds’ investment objectives, policies and strategies described in the prospectus. In pursuing the Funds’ objectives, we invest as described below and employ the investment techniques described in the prospectus and elsewhere in this Statement of Additional Information.

Investment Objectives

Except for The AAL Balanced and High Yield Bond Funds, each Fund’s investment objective is a fundamental policy. As such, only a vote of a “majority of outstanding voting securities” can change a Fund’s investment objective. A majority means the approval of the lesser of: (1) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.

Investment Restrictions

In addition to those policies noted in the prospectus, each Fund must follow certain investment restrictions. We operate under the following investment restrictions. For any Fund, we may not:

  invest more than 5% of its net assets (or 5% of The AAL Small Cap Stock, International, Balanced or High Yield Bond Funds’ total assets), taken at the value at the time of each investment, in the securities (including repurchase agreements) of any one issuer (for this purpose, the issuer(s) of a debt security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), except that up to 25% of a Fund’s net assets (or 25% of The AAL Small Cap Stock, International, Balanced or High Yield Bond Funds’ total assets) may be invested without regard to this limitation and provided that such restrictions shall not apply to obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

  purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but we may make margin deposits in connection with transactions in options, futures and options on futures for a Fund;

  make short sales of securities or maintain a short position, or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except for the described transactions in options, futures, options on futures and short sales against the box;

  make loans to other persons, except that we reserve freedom of action, consistent with a Fund’s other investment policies and restrictions and as described in the prospectus and this Statement of Additional Information, to: (a) invest in debt obligations, including those that are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans; (b) enter into repurchase agreements; and (c) lend portfolio securities, provided we may not loan securities for a Fund if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

  issue senior securities or borrow, except that we may borrow for a Fund in amounts not in excess of 10% of its net assets, taken at current value, and then only from banks as a temporary measure for extraordinary or emergency purposes (we will not borrow money for the Funds to increase income, but only to meet redemption requests that otherwise might require untimely dispositions of portfolio securities; interest paid on any such borrowing will reduce a Fund’s net income);

  mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a Fund except as may be necessary in connection with and subject to the limits in restriction (5);

  underwrite any issue of securities, except to the extent that we purchase securities directly from an issuer thereof, in accord with a Fund’s investment objectives and policies which may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities we may be deemed an underwriter for the Fund under federal securities laws;

  purchase or sell real estate, or real estate limited partnership interests provided that we may invest in securities for a Fund secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

  purchase or sell commodities or commodity contracts, except that we may purchase or sell futures and options thereon for hedging purposes and to enhance returns for a Fund as described in this Statement of Additional Information;

  invest 25% or more of a Fund’s net assets (or 25% or more of The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, International, Balanced or High Yield Bond Funds’ total assets), taken at current value at the time of each investment, in securities of non-governmental issuers whose principal business activities are in the same industry, except the U.S. government or any agency or instrumentality thereof;

  invest in oil, gas or mineral related programs or leases except as may be included in the definition of public utilities, although we may invest in securities of enterprises engaged in oil, gas or mineral exploration for a Fund;

  invest in repurchase agreements maturing in more than seven days or in other securities that are illiquid due to legal or contractual restrictions on resale if, as a result thereof, more than 10% of a Fund’s net assets (15% for The AAL Aggressive Growth Fund), taken at current value at the time of such investment, would be invested in such securities;

  except for The AAL Technology Stock, Aggressive Growth and High Yield Bond Fund, invest in any security, if as a result, a Fund would have more than 5% of its net assets invested in securities of companies which, together with any predecessors, have been in continuous operation for less than three years;

  purchase securities of other investment companies, if the purchase would cause more than 10% of the value of a Fund’s net assets (or 10% of the value of The AAL Technology Stock, Aggressive Growth, Small Cap Stock, International, Balanced or High Yield Bond Funds’ total assets), to be invested in investment company securities provided that: (a) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by a Fund or more than 5% of the value of a Fund’s net assets (or 5% of the value of The AAL Small Cap Stock, International, Balanced or High Yield Bond Funds’ total assets) would be invested in such company; and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation acquisition or reorganization; or

  purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

Each of the above restrictions (1) through (15), as well as each Fund’s investment objective, except for The AAL Aggressive Growth, Balanced and High Yield Bond Funds, is a fundamental policy.

Investment Techniques

We may use the following techniques described in the prospectus and Statement of Additional Information in pursuing the Funds' investment objectives.

Temporary Defensive Positions

Except for the Index Funds, we have a temporary defensive position policy that allows us to invest up to 100% of a Fund’s total assets in cash and short-term money market obligations, including tax-exempt money market funds and investment grade fixed-income securities when significant adverse market, economic, political or other circumstances require immediate action to avoid losses. Primarily, we may purchase the following types of securities for temporary defensive purposes:

  securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  commercial paper rated at the time of purchase in the highest rating category by NRSRO’s; and
  bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

For temporary defensive purposes we may invest up to 100% of The AAL International Fund’s total assets in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities to a greater extent than 20%. The AAL Index Funds do not engage in defensive strategies.

Temporary defensive positions are generally inconsistent with the Funds' investment objectives and may temporarily cause a Fund not to achieve its objectives.

Lending Portfolio Securities

Subject to the fundamental investment restriction (4) listed under “Investment Restrictions,” we may lend a Fund’s portfolio securities to broker-dealers and financial institutions, such as banks and trust companies. As the adviser, we will monitor the creditworthiness of any firm with which a Fund engages in securities lending transactions. We would continuously secure the loan by collateral in cash or cash equivalents maintained (on a current basis) in an amount equal to or greater than the market value of the securities loaned. We would continue to receive the equivalent of the interest or dividends paid by the issuer to the Fund on the securities loaned. We would also receive any additional returns, such as a fixed fee or a percentage of the collateral. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. Generally, we would not have the right to vote the Fund’s loaned securities during the existence of the loan. However, we would call the loan to permit voting if, in our judgment, a material event requiring a shareholder vote would otherwise occur before the repayment date.

In the event of the borrower’s default or bankruptcy, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and any losses sustained by the Fund. For example, during the period when we would seek to enforce the Fund’s rights to the loaned securities, the collateral’s value could decline. We might receive subnormal levels of income or no income from the loaned securities. We also would incur the expense of enforcing the Fund’s rights to the loaned securities.

Repurchase Agreements and Borrowing

Except for the Index Funds, we may earn income on available cash or for temporary defensive purposes, we may invest in repurchase agreements for the Funds. We must hold an amount of cash or government securities at least equal to the market value of the securities held pursuant to the agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we may experience delays and expenses in liquidating the securities, declines in the securities’ value and loss of interest for a Fund. We maintain procedures for evaluating and monitoring the creditworthiness of firms with which we enter into repurchase agreements for the Funds. We may not invest more than 10% of a Fund’s net assets in repurchase agreements maturing in more than seven days. Under the 1940 Act, repurchase agreements are considered loans by the Fund. A reverse repurchase agreement would be considered a collateralized borrowing by the Fund.

We may borrow money, but only from banks and only for temporary or emergency purposes. We may not borrow more than 10% of a Fund's net assets and we must repay any amount we borrow for a Fund before we can buy additional securities.

When-Issued and Delayed Delivery Securities

We may purchase securities on a when-issued or delayed-delivery basis for a Fund, as described in the prospectus. We only purchase on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, including when-issued securities with long-term issue dates of a year or more. However, we may sell such securities before the settlement date if we deem it advisable for investment reasons.

At the time of purchase we identify liquid assets having a value at least as great as the purchase price. We have the custodian hold these securities identified throughout the period of the obligation. Purchasing on a when-issued or delayed basis as we have described may increase the Fund’s net asset value fluctuation or volatility.

Illiquid and Restricted Securities

Except for The AAL Money Market Fund, we may hold up to 15% of a Fund’s net assets in illiquid securities. We may hold up to 10% of The AAL Money Market Fund’s net assets in restricted and other illiquid securities. Illiquid securities are securities we believe cannot be sold within seven days in the normal course of business at approximately the amount at which we have valued or priced the securities for a Fund, including securities we acquired in private placements that have restrictions on their resale (“restricted securities”). We deem time deposits and repurchase agreements maturing in more than seven days illiquid. Because an active market may not exist for illiquid securities, we may experience delays and additional cost when trying to sell illiquid securities. For more information on restricted and other illiquid securities regarding The AAL Money Market Fund, please refer to the Statement of Additional Information, “Privately Issued Securities: The AAL Money Market Fund.” The Board of Trustees has established procedures for determining the liquidity of Fund securities and has delegated the day-to-day liquidity determinations to the Adviser.

Subject to the limitations for illiquid investments stated above, we may purchase liquid restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 (the “33 Act”), without regard to the 15% or 10% limitation. Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities not registered under the 33 Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for 144A securities and the ability to liquidate these investments to satisfy redemption orders. However, an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing us to sell the securities at unfavorable prices.

Investment Grade and Medium Grade Bond Investments

We may purchase investment grade bonds for The AAL Aggressive Growth, International, Equity Income, Balanced, High Yield Bond, Municipal Bond and Bond Funds. A debt or other fixed-income security is considered investment grade if it is rated investment grade by a NRSRO, such as BBB or better by Duff and Phelps Credit Rating Co. (“D&P”) and Standard & Poor’s (“S&P”) or Baa or better by Moody’s. Securities rated in the fourth highest category, such as BBB by D&P or S&P or Baa by Moody’s, are considered medium grade bonds and have more sensitivity to economic changes and speculative characteristics

Rated Securities

If a NRSRO reduces or eliminates its rating of a Fund security, we do not have to sell the security. However, in consultation with the Funds’ Board of Trustees, we consider such fact in determining whether we should continue to hold the security for the Fund. For The AAL Money Market Fund, we sell downgraded commercial paper to the extent required to comply with Rule 2a-7 under the 1940 Act.

At times a NRSRO changes its ratings for debt securities as a result of changes at the rating organization or in its rating system. When this happens, we attempt to use comparable NRSRO ratings in reassessing investments for a Fund in accord with its investment policies.

Bond Ratings

Moody's Rating Scale Definitions

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present that make long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over a long period of time may be small.

Caa: Bonds that are rated Caa have poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rate C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Rating Scale Definitions

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degrees.

A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated “BBB” has an adequate capacity to pay interest and repay principal. Whereas, it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CC, C , C: Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The “BBB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B: Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The “B” rating is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC: Debt rated “CCC” has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C: The rating “C” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation in which a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating "CI" is reserved for income bonds on which no interest is paid.

D: Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate the particular type of obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major category.

Commercial Paper Ratings

Moody's Commercial Paper Ratings

Moody’s commercial paper ratings are opinions of the ability to repay punctually promissory obligations. Moody’s employs the following three category designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

PRIME 1: Highest quality;

PRIME 2: Higher quality; and

PRIME 3: High quality.

S&P Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

A: Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety.

A-1: The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" that possess extremely strong safety characteristics.

A-2: Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

Other Ratings

Moody's Municipal Note Ratings

MIG 1: This designation category denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation category denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3: This designation category denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's Ratings of the Demand Features On Variable Rate Demand Securities

Moody’s may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P Note Ratings

SP-1: Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2: Notes rated SP-2 have satisfactory capacity to pay principal and interest. Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment: (1) the amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note); (2) and the source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

S&P Ratings of the Demand Features on Variable Rate Demand Securities

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) options (i.e., AAA/A-1+). Normally demand notes receive note-rating symbols combined with commercial paper symbols (i.e., SP-1+/A-1+).

Convertible Bonds

Except for The AAL Money Market Funds, we may invest in convertible bonds, subject to any restrictions on the quality of bonds in which a Fund may invest. We also may retain any stocks received upon conversion that do not fall within the Fund’s investment parameters to: (1) permit orderly disposition; (2) establish a long-term holding basis for Federal income tax purposes; or (3) seek capital growth.

Convertible bonds are often rated below investment grade or not rated because they fall below debt obligations and just above equities in order of preference or priority on the issuer’s balance sheet. Hence, any Convertible bonds rated below investment grade are referred to as junk bonds. Any issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade debt.

Mortgage-Backed Securities

For The AAL Aggressive Growth, Balanced, High Yield Bond and Bond Funds, we may invest in mortgage-backed securities with amortizing payments consisting of both interest and principal and prepayment privileges (the ability to prepay the principal or a portion thereof without penalty). Mortgaged-backed securities represent interest in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Various government, government-related and private organizations combine these mortgages for sale to investors (i.e., the Government National Mortgage Association (“GNMA”) guarantees and issues mortgage-backed securities). Mortgage-backed securities generally provide for a “pass through” of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities. The yield on these securities applies only to the unpaid principal balance. We reinvest the periodic payments of principal and interest and prepayments, if any, in securities at the prevailing market interest rates. The prevailing rates may be higher or lower than the rate on the original investment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities tend to accelerate. Accordingly, any prepayments on mortgage-backed securities that we hold for a Fund reduce our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields for the Fund. If we buy any mortgage-backed securities for a Fund at a premium, the Fund receives prepayments, if any, at par or stated value, which lowers the return on the Fund.

High Yield Bond Market

We may invest in high risk, high yield bonds for The AAL Aggressive Growth, International, Equity Income and High Yield Bond Funds. We normally invest at least 65% of The AAL High Yield Bond Fund’s total assets in such securities. As stated in the prospectus, investing in high yield bonds involves market risk. The market for high yield bonds has existed for many years and has weathered downturns. In particular during the late 1980s and early 1990s, the high yield market experienced a significant downturn. Many corporations had dramatically increased their use of high yield bonds to fund highly leveraged acquisitions and restructuring. As a result, from 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above previous default levels. After this period, default rates decreased.

We may invest in lower-rated asset and mortgage-backed securities for The AAL High Yield Bond Fund. These securities include interests in pools of lower-rated bonds, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (the separate income or principal components). Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved may significantly affect the value of these bonds. Some of these securities may have structures that makes their reaction to interest rates and other factors difficult to predict, causing high volatility in their market value. These bonds also carry prepayment risk. During periods of declining interest rates, prepayment of the loans and mortgages underlying these securities tends to accelerate. Investors tend to refinance their mortgages (pay the old mortgage off with a new mortgage at a lower rate) to lower payments. Accordingly, any prepayment on the existing securities we hold for the Fund reduces our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields.

Certain high yield bonds carry particular market risks. Zero coupon, deferred interest and payment-in-kind (“PIK”) bonds issued at deep discounts may experience greater volatility in market value. Asset and mortgage-backed securities, including CMOs, in addition to greater volatility, may carry prepayment risks.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities --

For The AAL Aggressive Growth, Balanced, High Yield Bond and Bond Funds, we may invest in mortgage-backed securities, including CMOs and multi-class pass-through securities. CMOs and multi-class pass-through securities are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”

A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.

There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (“mortgage assets”). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or “Z”) bonds (described below).

At any one time, we may not invest more than 7.5% of a Fund’s net assets in IOs, POs, inverse floaters or accrual bonds individually or more than 15% in all such obligations combined.

Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. We would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, we would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.

Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur substantial losses in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Fund’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Fund’s portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate. Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.

Structured Securities

We may invest in structured notes and/or preferred stocks for The AAL Aggressive Growth, International and High Yield Bond Funds. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.

Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

Variable Rate Demand Notes

We may purchase variable rate master demand notes for The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Bond and Money Market Funds. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The extent to which we can purchase these securities for The AAL Money Market Fund is subject to Rule 2a-7 under the Investment Company Act of 1940. These notes normally do not trade and there is no secondary market for the notes. However, we may demand payment of the principal for a Fund at any time. We limit our purchases of variable rate master demand notes for The AAL Money Market Fund to those: (1) rated in one of the two highest rating categories by a NRSRO; or (2) that have been issued by an issuer that has received a rating from the requisite NRSRO in the top two categories with respect to a class of short-term debt obligations that is comparable in priority and security with the instrument. If an issuer of a variable rate master demand note defaulted on its payment obligation, we might not be able to dispose of the note for a Fund due to the absence of a secondary market. We might suffer a loss to the extent of the default for the Fund. We only invest in variable rate master demand notes when we deem them to involve minimal credit risk.

Standard & Poor's Depositary Receipts ("SPDRs")

The Funds may invest in Standard & Poor’s Depositary Receipts, commonly referred to as SPDRs, subject to the investment restrictions concerning investment in other mutual funds. A SPDR is a unit investment trust. In accordance with its Declaration of Trust, a SPDR is a pooled investment designed to closely track the price and yield performance of a specific index or group of securities; such as the S&P 500, the S&P MidCap 400 Index, the Nasdaq 100 or the S&P SmallCap 600 Index. Each SPDR trust portfolio holds corresponding shares in all the securities of a particular index. Each SPDR share represents an undivided ownership interest in that SPDR’s trust portfolio. SPDR shares trade on a secondary market, the American Stock Exchange (AMEX). The Funds waive the underlying unit investment trust’s advisory fees, so there is no duplication of fees. Any asset-based fee charged by the sponsor of the SPDR is reimbursed by the Adviser so there is no additional cost to the Funds.

Portfolio Turnover Rates

We expect The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, Mid Cap Stock, High Yield Bond, Municipal Bond and Bond Funds to have portfolio turnover greater than 100%, and the other Funds to have a portfolio turnover of less than 100%. Portfolio turnover rates over 100% are considered high. A portfolio turnover over 100% is considered a high portfolio turnover rate. We do not calculate a portfolio turnover rate for The AAL Money Market Fund because of the short maturities of its investments. Due to the high volume of buying and selling activity in a portfolio with turnover in excess of 100%, we may pay more commissions for these Funds. We also may realize more taxable gains and losses than in portfolios with fewer turnovers. Increased expenses and tax consequences of these trading practices may lower returns for shareholders. We may trade for a Fund at a portfolio rate significantly exceeding 100% (i.e., 600% or more for The AAL Bond Fund and 300% or more for The AAL Balanced Fund), when we believe the benefits of short-term investments outweigh any increase in transactions costs or capital gains.

For the fiscal year ended April 30, 2001, The AAL Small Cap Stock Fund and The AAL Mid Cap Stock Fund had portfolio turnover rates of 122.93% and 144.33%, respectively. The rates reflected our growth investment styles for the Funds. These Funds also purchased stocks in initial public offerings and sold them shortly thereafter. Stock prices in initial public offerings tend to appreciate or decline significantly after the offering and then level off in price. The rates also reflect the volatility of small and mid cap stock prices.

The portfolio turnover rates for The AAL Municipal Bond and Bond Funds were 110.48% and 171.76%, respectively. The rate for The AAL Bond Fund reflects our active selection of the individual bonds that we believe provide the best income within the Fund’s investment parameters at any one time. The AAL Bond Fund may have a portfolio turnover rate for the next fiscal year in excess of 300%, and as high as 600% or more. Our turnover rate for The AAL Municipal Bond Fund also reflects our active selection of the individual bonds that we believe provide the best income and chance for capital appreciation and, thus, preservation, at any one time. We try to exploit pricing inefficiencies we believe exist in the municipal securities market.

The portfolio turnover rate for The AAL High Yield Bond Fund was 106.01%. In seeking to achieve its investment objectives, we buy or sell portfolio securities whenever the portfolio manager believes it appropriate. Generally, the length of time we have owned the security in the Fund does not influence the portfolio manager’s decision on when we will trade the security. From time to time, we will buy securities intending to seek short-term trading profits. As a result, The AAL High Yield Bond Fund’s portfolio turnover rate may be higher than that of other mutual funds in this category. The turnover rate is not a limiting factor when considering a change in the Funds’ portfolio.

Options and Futures

The Fund intend to comply with guidelines for eligibility for exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association, which regulate futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund’s net assets, after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

The following sections pertain to options and futures. Except for The AAL Money Market Fund, we may engage in options, futures and options on futures transactions for the Funds. We may engage in options and futures transactions for bona fide hedging and to a limited extent to enhance returns. We do not use options, futures and other derivatives for speculative purposes. When entering into these transactions, we follow the SEC and the CFTC requirements and set aside liquid assets in a separate account to secure a Fund’s potential obligations under such contracts. We cannot sell securities held in a segregated account while the futures or options strategy is outstanding, unless we replace such assets with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or our ability to meet redemption requests or other obligations for a Fund.

We may try to enhance returns or hedge against a decline in the value of a Fund’s annual returnsecurities by writing (selling) and purchasing options and futures contracts. For example, during a neutral or declining market, we may gain additional income by writing options and receiving premiums for a Fund. When we write (sell) covered call options for a Fund, we forgo the opportunity to profit from increases in the market value of the underlying securities above the sum of the options’ premium and the exercise price. On the other hand, we reduce the amount of any decline in the value of the underlying securities to the extent of the premium we receive from writing the call for a Fund. During a rising market, we may gain incremental income by purchasing call options and futures contracts for a Fund.

We also may use options and futures to hedge against an anticipated price increase in a security we plan to buy for a Fund.

If new types of options and futures contracts become available, we may use them for the Funds. Prior to their use, however, we must obtain a determination from the Funds’ Board of Trustees that their use would be consistent with the Funds’ investment objectives and policies.

Options on Securities and Indexes

An option contract on a security (or index) gives the holder, in return for a premium, the right to buy from (call) or sell to (put) the option writer of the underlying security (or cash value of the underlying index) at a specified exercise price at any time during the option term.

Upon exercise of a call option, the writer (seller) has the obligation to deliver the underlying security to the holder; provided the holder pays the exercise price. Upon exercise of a put option, the writer has the obligation to pay the holder the exercise price upon delivery of the underlying security.

Upon the exercise of an index option, the writer must pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is a statistical composite that measures changes in the economy or financial market, usually reflecting specified facets of a particular securities market, a specific group of financial instruments, securities or economic indicators.).

Options and futures exist on debt, equity, indexes and other securities or instruments. They may take the form of standardized contracts traded on national securities exchanges, boards of trade or similar entities. They also may trade in the over-the-counter market. Some debt instruments, such as bonds, trade with cash put options, which generally allow the holder to sell the security back to the issuer at a specified price for a specified amount of time.

When we write options, we may only write "covered" calls or puts for a Fund.

A call option for a Fund is covered if we hold the security underlying the call for the Fund. Also a call option for a Fund is covered if we have an absolute and immediate right to acquire the security for the Fund without additional cash consideration upon conversion or exchange of other securities held in the portfolio. If additional cash consideration is required, we hold cash or cash equivalents in such an amount in a segregated account with the Fund’s custodian. An index call option is covered if we hold cash or cash equivalents with the Fund’s custodian equal to the contract value. A written call option is covered if we hold a call option on the same security or index under two conditions. The first condition is where the exercise price of the call purchased is equal to or less than the exercise price of the call written. The second condition is where the exercise price of the call purchased is greater than the exercise price of the call written; provided that we maintain the difference with the Fund’s custodian in cash or cash equivalents in a segregated account.

A put option on a security or an index is covered if we maintain cash or cash equivalents equal to the exercise price in a segregated account with the Fund’s custodian. A put option is covered if we hold a put on the same security or index as the put written under two conditions. The first condition is where the exercise price of the put is equal to or greater than the exercise price of the put written. The second condition is where the exercise price of the put is less than the exercise price of the put written; provided we maintain cash or cash equivalents with the Fund’s custodian in a segregated account.

Prior to the expiration or exercise of an option, we may close the option out by entering into an offsetting transaction. We would affect an offsetting transaction for a Fund by purchasing or selling an option of the same series (type, exchange, underlying security or index, exercise price and expiration). Due to market factors, we may not be able to affect a closing purchase or sale at the time we would like to for a Fund.

We realize a capital gain from a closing purchase transaction if the premium for purchasing the closing option is less than the premium received from writing the option. If the premium for purchasing the closing option is more, we realize a capital loss for the Fund. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, we realize a capital gain for the Fund. If the premium is less, we realize a capital loss for the Fund.

If an option we write for a Fund expires unexercised, we realize a capital gain equal to the premium received. If an option we purchased for a Fund expires unexercised, we realize a capital loss equal to the premium we paid for the option.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

We record a premium paid for an option purchased by us for a Fund as an asset. We record the premium received for an option written by us for a Fund as a deferred liability. We mark-to-market the value of an option purchased or written on a daily basis at the closing price on the exchange on which it traded. If the option was not traded on an exchange or a closing price was not available, we would value the option at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes

Options transactions have risks. A decision as to whether, when and how we use options involves the exercise of skill and judgment. For example, significant differences could exist between the market for the underlying security (or index) and the market for the overlying options. These differences, such as differences in the way the underlying securities are trading and the way the options on the securities are trading, could result in an imperfect correlation between the markets. As a result, we might not be able to achieve our objectives in an options transaction for the Fund. Market behavior and unexpected events may hinder otherwise well-conceived options transactions we have entered into for a Fund.

We cannot assure you that a liquid market will exist when we seek to close out an option position for a Fund. If we could not close out an option we had purchased for a Fund, we would have to exercise the option to realize any profit or let the option expire worthless. If we could not close out a covered call option that we had written for a Fund, we could not sell the underlying security unless the option had expired not exercised.

When we write a covered call option for a Fund, we forgo the opportunity to profit from increases in the covering security’s market value above the sum of the premium and the call’s exercise price.

If the exchange (or Board of Trade) suspends trading in an option we purchased for a Fund, we cannot enter into a closing transaction during the suspension. If the exchange imposes restrictions on the option’s exercise, we might not be able to exercise an option we have purchased for a Fund. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to a Fund. Such losses may be mitigated by changes in the value of a Fund’s portfolio securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

In addition to foreign currency futures contracts, which we discuss below, we may enter into interest rate and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement by which two parties agree to take or make delivery of an amount of cash equal to the difference between the closing value of the index on the contract’s last trading day and the original price entered into for the contract. Although the index’s value may reflect the value of certain underlying securities, the party responsible for delivery delivers cash (not the underlying securities).

A public market exists in futures contracts covering a number of indexes as well as other financial instruments. Such instruments include: U.S. Treasury bonds; U.S. Treasury notes; GNMA certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. Boards of trade and other issuers may develop and trade other futures contracts. As with options, if new types of futures contracts become available, we may use them for the Funds. Prior to their use, however, we must obtain a determination from the Funds’ Board of Trustees that their use would be consistent with the Fund’s investment objectives and policies.

We may purchase and write call and put futures options for a Fund. Our ability to write call and put futures, however, depends on whether the Commodity Futures Trading Commission grants certain regulatory relief (such as an exemption from being considered a commodities pool operator).

Options on futures possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

As long as regulatory authorities require, we limit our use of futures and options on futures to hedging transactions and to a limited extent to enhance returns. We might use futures contracts to hedge against anticipated interest rate changes we believe might adversely affect either the value of a Fund’s annual returnsecurities or the price of securities we intend to purchase for a Fund. Our hedging strategy may include sales of futures contracts to offset the effect of expected interest rate increases. It also may include purchases of futures contracts to offset the effect of expected interest rate declines. Although we could use other techniques to reduce a Fund’s exposure to interest rate fluctuations, we may be able to hedge a Fund’s exposure more effectively and perhaps at a lower cost by using futures and options on futures.

The success of any hedging technique depends on our ability to correctly predict changes in the level and direction of interest rates and other factors. Should our predictions prove incorrect, the Fund’s return might be lower than it would have been had we not tried the hedging strategy. However, in the absence of the ability to hedge, we might have to take portfolio actions in anticipation of the same market movements with similar investment results at potentially greater transaction costs.

We only enter into standardized futures or options on futures contracts that trade on U.S. exchanges, boards of trade, or similar entities, or are quoted on an automated quotation system.

When we purchase or sell a futures contract for a Fund, we deposit with the custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The exchange or board of trade on which the futures contract trades sets the margin requirement. The exchange may modify the margin requirement during the term of a futures contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract. The custodian or broker returns the margin to a Fund upon termination of the contract, assuming we have fulfilled all contractual obligations for the Fund. We expect to earn interest income on the initial margin deposit for a Fund. We value a futures contract held for a Fund on a daily basis at the official settlement price of the exchange on which it trades. Each day we pay or receive cash for the Fund, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by us for a Fund, but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, we mark-to-market a Fund’s open futures positions.

We are required to deposit and maintain margin on any put and call options on futures contracts that we have written for a Fund. Such margin deposits vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the option’s current market and other futures positions we hold for the Fund.

Some futures contracts call for making or taking delivery of the underlying securities. Generally we would close out these obligations prior to delivery by making offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, we realize a capital gain for the Fund. If the offsetting purchase price is more, we realize a capital loss for the Fund. Conversely, if an offsetting sale price is more than the original purchase price, we realize a capital gain for a Fund. If the offsetting sale price is less, we realize a capital loss for a Fund. We must include the transaction costs in calculating a gain or loss on the offsetting transactions.

Risks Associated with Futures

There are several risks associated with using futures contracts and options on futures. Our purchase or sale of a futures contract may result in losses in excess of the amount we invested in the futures contract for a Fund. We cannot guarantee how price movements in the market for the hedging vehicle and market for the underlying portfolio securities being hedged will correlate. Significant differences exist between the securities and futures markets that could result in an imperfect correlation. These differences could cause a given hedging strategy we have entered into for a Fund to not achieve its objectives. The degree of imperfect correlation depends on circumstances such as the variations in the speculative market demand for the futures and/or futures options contracts used to hedge the underlying portfolio securities. A decision as to whether, when and how we hedge involves the exercise of skill and judgment. Our hedges may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Futures exchanges may limit the amount of price fluctuation in a contract for trading in a single day. An exchange establishes a daily limit on the amount a contract’s price may vary either up or down from the previous day’s settlement price. Once the futures contract trades above or below the daily limit, the exchange stops trading beyond the limit. The daily limit governs price movements during a particular trading day but does not limit potential losses for the contract holders. The daily limit may prevent us from being able to liquidate an unfavorable position for a Fund. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

We cannot ensure a liquid market will exist at a time when we seek to close out a futures or futures options position for a Fund. If a liquid market did not exist, we would have to continue meeting margin requirements until we could close the position. We also cannot ensure that an active secondary market will develop or continue to exist for the futures and futures options discussed above.

Limitations on Options and Futures

We do not enter into an open futures contract position or purchase an option if the initial margin deposit plus the premiums paid, less the amount by which any such position is “in the money,” exceeds 5% of a Fund’s net assets. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract or writing a put on a futures contract, we must maintain with the Fund’s custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, we maintain with the Fund’s custodian cash or cash equivalents (including any margin) equal to the amount such option is in the money until the option expires or we have entered into an offsetting transaction closing out the option for the Fund.

We may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes for a Fund, if, in the aggregate, the market value of all such open positions exceeds the current value of the Fund’s portfolio. In valuing the portfolio, we have to take into account unrealized gains and losses on the open positions and adjust for the historical relative volatility of the relationship between the portfolio and the positions. To the extent we have written call options on specific securities in a Fund’s portfolio, we deduct the value of those securities from the portfolio’s current market value.

Taxation of Options and Futures

If we exercise a call option for a Fund, we add the premium paid for the call option to the cost of the security purchased. If we exercise a put option, we deduct the premium paid for the put option from the proceeds of the security sold. For index options and futures, which are settled in cash, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

Our entry into closing purchase transactions for a Fund results in a capital gain or loss. If an option was “in the money” when we wrote it and we held the security covering the option for more than one year before writing it for a Fund, any loss realized in a closing purchase transaction would be long-term for federal tax purposes. The holding period of the securities covering an “in the money” option does not include the time period the option was outstanding.

When we hold a futures contract for a Fund until delivery, we will realize a capital gain or loss on the futures contract. The capital gain or loss is equal to the difference between the price at the time we entered into the futures contract for the Fund and the settlement price on the earlier of the delivery notice date or expiration date. If we deliver securities for a Fund under a futures contract, we realize a capital gain or loss for the Fund on those securities.

For Federal income tax purposes, we generally recognize as income a Fund’s yearly net unrealized gains and losses on its options, futures and options on futures positions (“year-end mark to market”). Generally, any gain or loss recognized with respect to such positions (either by year-end mark to market or by actual closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a “mixed straddle,” we may defer the recognition of losses on certain positions (including options, futures and options on futures positions, the related securities and certain successor positions thereto) to a later taxable year for a Fund. Selling futures contracts or writing call options (or call options on futures) or buying put options (or put options on futures) for the purposes of hedging against an anticipated change in the value of a Fund’s annual returnsecurities may affect the securities’ holding period.

We distribute any recognized net capital gains for a Fund, including any recognized net capital gains (including year-end mark-to-market gains) on options and futures transactions for federal income tax purposes. We combine and distribute a Fund’s capital gains on its options and futures transactions and its capital gains on other investments. We also advise shareholders on the nature of these distributions for a Fund.

Federal Tax Treatment of Forward Foreign Exchange Contracts

We may enter into certain forward foreign exchange contracts for a Fund that the Internal Revenue Service will treat as Section 1256 contracts or straddles under the Internal Revenue Code.

We must consider these Section 1256 contracts as having been closed at the end of a Fund’s fiscal year and we must recognize any gains or losses on these contracts for tax purposes at that time. The IRS characterizes such gains or losses from the normal closing or settlement of such transactions as ordinary gain or loss. We are required to distribute any net gains on such transactions to the Fund’s shareholders even if we have not actually closed the transaction and received cash to pay for the distribution.

We may consider forward foreign exchange contracts that offset a foreign dollar denominated bond or currency position as straddles for tax purposes. Considering these contracts as straddles allows us to defer a loss on any position in a straddle to the extent of unrealized gain in an offsetting position.

For a Fund to continue qualifying for federal income tax treatment as a regulated investment company, it must derive at least 90% of its gross income from qualifying income (i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or currencies). Pending tax regulations could limit the extent that net gains realized from options, futures or foreign forward exchange contracts on currencies are qualifying income for purposes of the 90% requirement.

Foreign Securities

We also may invest assets of the Fund in foreign securities trading domestically through depository receipts or on a U.S. national securities exchange or Nasdaq National Market for The AAL Small Cap Stock, Mid Cap Stock and Capital Growth Funds. We do not intend to invest more than 10% of their net assets in such foreign securities. We may invest up to 20% of The AAL Bond Fund’s net assets in debt securities of foreign issuers payable in U.S. dollars. We may invest in foreign securities for The AAL Balanced Fund to the extent The AAL Capital Growth and Bond Funds allow investments in foreign securities for the common stock and fixed-income sectors of the Fund, respectively. Foreign securities may present a greater degree of risk (including risks relating to tax provisions or expropriation of assets) than do securities of domestic issuers.

Foreign Securities - The AAL Technology Stock, Aggressive Growth, International, Equity Income and High Yield Bond Funds

We normally invest at least 65% of The AAL International Fund's total assets in foreign securities primarily trading in at least 3 different countries, not including the U.S.

We may invest up to 25% of The AAL Aggressive Growth Fund’s net assets in foreign securities. We may also invest up to 15% of The AAL Technology Stock and Equity Income Fund’s net assets in foreign securities. We also may invest in foreign securities, trading domestically, through depository receipts and securities of foreign issuers traded on a U.S. national securities exchange or Nasdaq National Market without regard to the 20% limitation. For purposes of diversification for a Fund, we consider depository receipts as investments in the underlying stocks.

We may invest up to 15% of The AAL High Yield Bond Fund’s net assets in foreign bonds. At this time, we intend to limit our foreign bond purchases for the Fund to those trading in the U.S.

Foreign investing involves risks in addition to the risks inherent in U.S. investing. Foreign countries tend to disseminate less public information about their issuers. Many foreign countries do not subject their companies to uniform accounting, auditing and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates. As a result, we may incur costs in converting securities denominated in foreign currencies into U.S. dollars for a Fund. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund’s income without providing a tax credit to shareholders. When necessary, we may have more difficulty obtaining and enforcing judgments in foreign countries. We also would incur more expense. Even though we mainly intend to invest in securities trading in stable and developed countries, we still face the possibility of expropriation, confiscatory taxation, nationalization, currency blockage or political or social instability that could affect investments in such countries.

American Depository Receipts

We may invest in American Depository Receipts (“ADRs”) for The AAL Technology Stock, Aggressive Growth, International and Equity Income Funds without limit. ADR facilities may be either “sponsored” or “un-sponsored.” While sponsored and un-sponsored ADR facilities are similar, distinctions exist between the rights and duties of ADR holders and market practices. Sponsored facilities have the backing or participation of the underlying foreign issuers. Un-sponsored facilities do not have the participation by or consent of the issuer of the deposited shares. Un-sponsored facilities usually request a letter of non-objection from the issuer.

Holders of un-sponsored ADRs generally bear all the costs of such facility. The costs of the facility can include deposit and withdrawal fees, currency conversion and other service fees. The depository of an un-sponsored facility may not have a duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of un-sponsored ADRs do not have an obligation to disclose material information about the foreign issuers in the U.S. As a result, the value of the un-sponsored ADR may not correlate with the value of the underlying security trading abroad or any material information about the security or the issuer disseminated abroad.

Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. The sponsored agreement also allocates fees among the parties. Most sponsored agreements provide that the depository will distribute shareholder notices, voting instructions and other communications. The AAL Technology Stock, Aggressive Growth, International and Equity Income Funds may invest in sponsored and un-sponsored ADRs.

Other Foreign Investments

For The AAL Aggressive Growth and International Fund, we also may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts (“CDRs”)) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. For diversification purposes, we consider investments in ADRs, ADSs, GDRs, EDRs and CDRs as investments in the underlying stocks for the Fund.

Foreign Currency Transactions

Foreign Currency Spot Transactions and Forward Contracts

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, we may engage in foreign currency transactions on a spot (cash) basis for all Funds, unless there are investment restrictions to the contrary. We invest at the spot rate prevailing in the foreign currency exchange market. We also may enter into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency contracts” or “forward contracts”), subject to the segregation of assets as required under the 1940 Act.

A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date at a set price. Forward contracts principally trade in the inter-bank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

Whenever we intend to purchase or sell a security denominated or exposed to a foreign currency for a Fund, we may want to “lock in” the U.S. dollar price of the security. We can protect a Fund by entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction. With a forward contract, we can protect the Fund against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency between the date the security is purchased or sold and the date on which the payment is made or received.

We may use forward contracts for a Fund when we believe that a particular foreign currency may suffer a substantial decline against the U.S. dollar. In this situation, we would enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated or exposed to such foreign currency. We, however, cannot precisely match the forward contract amounts and the value of the securities involved. The securities’ values change as a consequence of market movements between the date we entered into the forward contract for the underlying currency and the date it matures.

Due to the fact that movement in the short-term currency market is extremely difficult to predict, successful execution of a short-term hedging strategy is highly uncertain. Therefore, we do not enter into forward contracts or maintain a net exposure to such contracts where completion would obligate us to deliver foreign currency in excess of the value of the Fund’s annual returnsecurities or other assets denominated in that currency. Under normal circumstances, we consider the long-term prospects for a particular currency. We incorporate the prospects into our overall long-term diversification strategies. However, we believe that it is important to have the flexibility to enter into such forward contracts when we determine that it is in the Fund’s best interest.

At the maturity of a forward contract for a Fund, we may either: (1) sell the portfolio securities and make delivery of the foreign currency; or (2) retain the securities and terminate our contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating us to purchase, on the same maturity date, the same amount of foreign currency.

If we retain the portfolio securities and engage in an offsetting transaction for the Fund, we will incur a gain or a loss to the extent that there has been movement in forward contract prices. If we enter into an offsetting transaction, we may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when we entered into a forward contract to sell a foreign currency and the date we entered into an offsetting contract to buy a foreign currency, we will realize a gain to the extent the price of the currency we agreed to sell exceeds the price of the currency we agreed to buy. Should forward prices increase, we will suffer a loss to the extent that the price of the currency we agreed to buy exceeds the price of the currency we agreed to sell for a Fund. We may not be able to hedge against a currency devaluation at a price above the level where the market itself has anticipated the currency’s devaluation.

A foreign currency hedge transactions does not protect against or eliminate fluctuations in the prices of particular portfolio securities. For example, a foreign currency hedge transaction does not prevent a security’s price decline due to an issuer’s deteriorating credit situation. We also cannot forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, we may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if: (1) the market value of the Fund’s annual returnsecurities are less than the amount of the foreign currency we are obligated to deliver for the Fund; and (2) we made a decision to sell the foreign securities and make delivery of the foreign currency upon expiration of the contract for the Fund. Conversely, we may have to sell some of a Fund’s foreign currency received upon the sale of a portfolio security if the market value of the Fund’s annual returnsecurities exceed the amount of foreign currency we are obligated to deliver for the Fund. We limit our dealings in forward foreign currency exchange contracts for a Fund to the transactions described above.

Although we value the Funds’ assets daily in terms of U.S. dollars, we do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. From time to time, however, we will convert a Fund’s foreign currency holdings into U.S. dollars. There are costs associated with converting foreign currencies into U.S. dollars and you should be aware of these costs. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to us for a Fund at one rate, while offering a lesser rate of exchange should we desire to resell that currency to the dealer for the Fund.

Options and Futures Relating to Foreign Currencies

We may purchase and sell currency futures and purchase and write currency options to increase or decrease a Fund’s exposure to different foreign currencies. We also may purchase and write currency options in conjunction with the currency futures or forward contracts of the Fund’s other series. The uses and risks of currency options and futures are similar to options and futures on securities or indexes, as discussed above.

Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars.

The underlying instrument of a currency option generally is either a foreign currency or a currency futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency. The purchaser of a currency put option obtains the right to sell the underlying currency.

Currency futures and options values correlate with exchange rates. However, the futures and options values do not reflect other factors affecting a Fund’s investment value. A currency hedge, for example, should protect a Japanese Yen-denominated security from a decline in the Yen. The currency hedge, however, will not protect the particular Fund’s Yen denominated investments against a price decline in the Yen denominated security resulting from deterioration in the issuers’ creditworthiness. Because the value of a Fund’s investments denominated in or exposed to a foreign currency change in response to many factors other than exchange rates, we have difficulty matching the exact value of any hedge in currency options and futures to the value of our foreign investments for a Fund over time.

Foreign Investing Expenses

Investing in foreign securities costs more than investing in U.S. securities due generally to higher transaction costs, such as the commissions paid per share. As a result, Funds that invest in foreign securities tend to have higher expenses, particularly funds that invest primarily in foreign securities (i.e., The AAL International Fund). In addition to higher commissions, they generally have higher advisory and custodial fees. However, you may find investing in a fund that purchases foreign securities a more efficient way to invest in foreign securities than investing in individual foreign securities. Higher expenses attributable to a Fund that invests in foreign securities does not mean that the Fund has higher expenses than other funds with similar investment policies and percentages of assets invested in foreign securities.

Privately Issued Securities: The AAL Money Market Fund

We may invest in securities issued by major corporations without registration under the Securities Act of 1933 for The AAL Aggressive Growth and Money Market Fund in reliance on certain exemptions, including the “private placement” exemption afforded by Section 4(2) of that Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must be made in an exempt transaction. This paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in it, thus providing liquidity. In our opinion (as the Adviser), Section 4(2) paper is no less liquid or salable than commercial paper issued without legal restrictions on disposition. The secondary market for Section 4(2) paper could become illiquid if institutional participants lost interest in these investments. However, should we deem that section 4(2) paper issue is illiquid, we would purchase such security for a Fund only in accordance with our limitations on illiquid securities.

Investments In Other Investment Companies

Due to the administration and distribution expenses of managing a mutual fund, our investments in other investment companies (mutual funds, which are limited by fundamental investment restriction 14 above) may cause the Funds to pay fees and expenses which are duplicative of current Fund expenses.

Other Investment Risks

Each of the previously described investment techniques contains an element of risk. You should also be aware of the following risks associated with an investment in the Funds.

Interest Rate Risk

For The AAL Balanced, High Yield Bond, Municipal Bond, Bond and Money Market Funds and, to some extent, The AAL Equity Income Fund, you can expect that interest rate changes will significantly impact upon the value of your Fund investments. Interest rates are influenced by supply and demand as well as economic monetary policies. In general, a decline in prevailing interest rate levels generally will increase the value of the securities, particularly the bonds, held in a Fund’s portfolio and vice versa. As a result, interest rate fluctuations will affect a Fund’s net asset values but not the income received from its existing portfolio. However, changes in the prevailing interest rate level will affect the yield on subsequently purchased securities. Because yields on the securities available for purchase by the Funds will vary over time, we cannot assure a specific yield on a Fund’s annual returnshares.

Longer-term bonds are more sensitive to interest rate changes than shorter-term bonds, reflecting the greater risk of holding these bonds for a longer period of time. Longer-term bond prices increase more dramatically when interest rates fall and decrease more dramatically when interest rates rise. Prices of short-term debt, such as money market instruments, are less price sensitive to interest rate changes because of their short duration. Securities that pay high dividends, like bonds, are more sensitive to interest rate levels than other equity securities that pay low dividends.

Investing in a Bond versus Investing in a Mutual Fund

Investing in a mutual fund that owns bonds is not the same as buying an individual bond. Both bonds and funds owning bonds offer regular income. While individual bonds can offer a fixed amount of regular income until maturity, a mutual fund portfolio may include a constantly changing pool of bonds with differing interest rates, maturities and prices. Both share prices and dividends may fluctuate in a mutual fund owning bonds.

Initial Public Offerings

From time to time the Funds may invest in an initial public offering (“IPO”) of a security. Investments in an IPO are made consistent with the individual Fund’s investment objective and investment strategies. On occasion the Funds will participate in an oversubscribed IPO (“Hot IPO”). Because the IPO is oversubscribed, this presents the Funds with the opportunity to “flip” or trade the security at higher prices. Proceeds from the Hot IPO are distributed among the Funds consistent with the Funds’ “Initial Public Offerings Policies and Procedures.” Investments in IPO’s and Hot IPO’s may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

MANAGEMENT OF THE FUNDS

Board of Trustees and Executive Officers

The management of The AAL Mutual Funds is under the supervision of the Board of Trustees. The Trustees and Executive Officers of the Funds and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Trustees and Officers is 222 West College Avenue, Appleton, WI 54919-0007:

Name, Address and Age     Position with the Funds(1)   Principal Occupation
---------------------     --------------------------   --------------------

F. Gregory Campbell       Trustee                      President, Carthage College
d/o/b  2/16/39
2001 Alford Park Drive
Kenosha, WI 53140

Woodrow E. Eno*           Trustee                      Senior Vice-President
d/o/b  4/5/46             Vice-President               Secretary and General Counsel
                                                       Aid Association for Lutherans

Richard L. Gady           Trustee                      Vice-President of Public Affairs
d/o/b  2/28/43                                         and Chief Economist, ConAgra,
One ConAgra Drive                                      Inc. (agribusiness)
Omaha, NE 68102-5001

John O. Gilbert*          Trustee                      Chairman, President and Chief
d/o/b  8/30/42                                         Executive Officer,
                                                       Aid Association for Lutherans

Edward W. Smeds           Trustee                      Retired; President, Customer Service
d/o/b  2/15/36                                         and Operations, Kraft Foods
10 Regent Wood Road                                    (food and agriculture)
Northfield, IL 60093

Lawrence M. Woods         Trustee                      Retired; formerly Executive
d/o/b  4/14/32                                         Vice-President and Director, Mobil Oil
524 Sunset Drive                                       Corporation (oil producer)
Worland, WY 82401

Robert G. Same            President                    Vice-President, Chief Compliance
d/o/b  7/28/45                                         Officer and Deputy General Counsel,
                                                       Aid Association for Lutherans;
                                                       President, AAL Capital Management
                                                       Corporation

James H. Abitz            Vice-President               Chief Investment Officer and Senior
d/o/b  5/27/45                                         Vice-President, Investments, Aid
                                                       Association for Lutherans

Charles D. Gariboldi      Treasurer                    Second Vice-President, Investment
d/o/b  12/31/59                                        Accounting Services, Aid Association
                                                       for Lutherans

Frederick D. Kelsven      Secretary                    Assistant Vice President, Assistant
d/o/b  2/9/47                                          General Counsel and Deputy Compliance
                                                       Officer, Aid Association for
                                                       Lutherans; Vice-President and Chief
                                                       Compliance Officer, Aetna Retirement
                                                       Services (financial services);
                                                       Director of Compliance, Nationwide
                                                       Financial Services (financial services)

__________

(1) Trustees of The AAL Mutual Funds also serve as Directors for the AAL Variable Product Series Fund, Inc. Officers of The AAL Mutual Funds also hold the same position for the AAL Variable Product Series Fund, Inc.

* Denotes Trustees who are “interested persons” of the Funds, as defined in the Investment Company Act of 1940.

Compensation

The Funds do not make payments to any of the officers for services to the Trust. The Funds, however, pay the independent Trustees (those who are not officers or employees of AAL CMC or Aid Association for Lutherans) an annual fee of $27,500. The Funds assess these fees ratably based upon the total net assets of each Fund as of April 30 of each year, rounded to the nearest one-thousand dollars, to each series of The AAL Mutual Funds. The Funds reimburse the Trustees for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for The AAL Mutual Funds. Each Trustee of the Funds or Trust who is not affiliated with AAL or the Adviser is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The Funds maintain their proportionate share of AAL’s liability for the deferred fees. For the fiscal year ended April 30, 2001, the Funds paid an aggregate of $121,080.61 in Trustees’ fees and expenses, of which $82,500 was deferred.

Fees paid to the Trustees for the fiscal year ended April 30, 2001 are set forth below.

Name of Trustee        Aggregate Compensation from Funds    Total Compensation from Funds and Fund
                                                            Complex Paid to Trustees (1)
F. Gregory Campbell    $27,500                              $37,500
Woodrow E. Eno         $0                                   $0
Richard L. Gady        $27,500 (2)                          $37,500
John O. Gilbert        $0                                   $0
John H. Pender (3)     $0                                   $0
Edward W. Smeds        $27,500 (2)                          $37,500 (4)
Lawrence M. Woods      $27,500 (2)                          $37,500

__________
(1) Includes compensation received for serving as a Director of the AAL Variable Product Series Fund, Inc., a family of mutual funds that has the same Board as The AAL Mutual Funds and is also managed by AAL CMC.
(2) Payment includes $27,500 of Trustee compensation that was deferred and invested into the Funds for the year ended April 30, 2001.
(3) Retired as Trustee of The AAL Mutual Funds and Director of the AAL Variable Product Series Fund, Inc. as of 12/31/00.
(4) Payment includes $37,500 of Trustee and Director compensation that was deferred and invested into the Funds for the year ended April 30, 2001.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 30, 2001, the Trust’s officers and Trustees owned less than 1% of the shares of any Funds. As of April 30, 2001, no account holders held in excess of 5% of any Fund’s annual returnshares:

                              Name and Address                                     Percent Ownership
Fund and Class of Shares
Technology Fund B
                              AAL Savings Plan                                      65.97%
                              Aid Association for Lutherans (EDSOP)                  32.61
                              Technology Fund B
                              Aid Association for Lutherans                         17.88%
Aggressive Growth B
                              AAL Savings Plan Trust                                51.87%
                              Aid Association for Lutherans (EDSOP)                 45.62%
                              Aggressive Growth B
                              Aid Association for Lutherans                         20.03%
Small Cap Stock Fund I
                              Aid Association for Lutherans (EDSOP)                 16.14%
                              Doris K. Christopher Tr. Jay W.  Christopher 1996     13.26%
                              Trust
                              Jay W. Christopher Tr. Jay W. Christopher 1996        13.26%
                              Trust
                              Maril & Co. FBO 6X                                    11.17%
                              WELS Foundation Inc. Trust                             9.12%
Small Cap Index Fund A
                              Aid Association for Lutherans (EDSOP)                 47.60%
Small Cap Index Fund B
                              Aid Association for Lutherans                         67.07%
International Fund I
                              Aid Association for Lutherans (EDSOP)                 49.24%
                              Maril & Co. FBO AAL Trust Company FSB                 12.35%
                              WELS Foundation Inc. Trust                            10.25%
Mid Cap Stock  Fund I
                              AAL Savings Plan Trust                                76.58%
Mid Cap Index  Fund A
                              Aid Association for Lutherans                         34.62%
Mid Cap Index Fund B
                              Aid Association for Lutherans                         54.39%
Mid Cap Index Fund B
                              Aid Association for Lutherans (EDSOP)                 62.54%
                              AAL Savings Plan Trust                                12.04%
                              Miter & Co. FBO 6X                                     5.84%
                              Maril & Co.                                            5.71%
Capital Growth Fund I
                              AAL Savings Plan Trust                                46.86%
                              Northern Tr. Co. Cust. FBO Lutheran Church -          23.93%
                              Missouri Synod
Large Company Index Fund A
                              Aid Association for Lutherans                         24.14%
Large Company Index Fund B
                              Aid Association for Lutherans                         44.28%
Large Company Index Fund B
                              National City Bank Tr. FBO The Lutheran               61.12%
                              Foundation Inc.
                              Aid Association for Lutherans (EDSOP)                 24.18%
Equity Income Fund I
                              AAL Savings Plan Trust                                50.49%
                              SEI Private Trust Co. (ID 0370)                        9.98%
                              Miter & Co. FBO AAL                                    8.95%
                              WELS Foundation Inc. Trust                             5.91%
Balanced Fund I
                              AAL Capital Management Corp.                          33.43%
                              Aid Association for Lutherans (EDSOP)                 21.11%
                              St. Paul Lutheran Church                              10.51%
                              Miter & Co. FBO 6X                                     8.99%
                              Franklin E. Weiland & David E. Weiland Tr.             5.85%
High Yield Bond Fund I
                              Kissinger Lutheran Church                             31.45%
                              WELS Foundation Inc. Trust                            25.57%
                              Aid Association for Lutherans (EDSOP)                 17.57%
                              Miter & Co. FBO AAL                                    9.24%
                              Maril & Co. FBO AAL Trust Company FSB                  7.66%
Municipal Bond Fund I
                              Maril & Co. FBO 6X                                    60.86%
                              Miter & Co. FBO AAL                                   19.36%
                              David Binder & Carole Binder Jt. Ten.                 17.51%
Bond Fund I
                              Northern Tr. Co. Cust. FBO Lutheran Church -          65.93%
                              Missouri Synod
                              AAL Savings Plan Trust                                 7.02%
                              Maril & Co. FBO AAL Trust Company FSB                  5.10%
Bond Index Fund B
                              Aid Association for Lutherans                         59.67%
                              WELS Foundation Inc. Trust                             8.80%
                              Maril & Co.                                            6.94%
                              Lutheran Univ. Assoc. DBA Valparaiso Univ.             5.79%
Money Market Fund I
                              Maril & Co. FBO AAL Trust Company FSB                 61.37%
                              AAL Capital Management Corp.                          22.10%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Please refer to our description of the adviser, advisory agreement and fees under “Management, Organization, and Capital Structure” in the applicable prospectuses. We have incorporated the prospectuses herein by reference.

Sub-Advisers

The following supplements our discussion of the sub-advisers as contained in the prospectuses.

The AAL International Fund - Oechsle International Advisors, LLC

Oechsle International Advisors, LLC (“Oechsle LLC”) is the sub-adviser to the International Fund. Oechsle LLC is a Delaware limited liability company and a registered investment adviser. It has served as sub-adviser to the Fund since November 1, 1998. Oechsle LLC makes the day-to-day investment decisions for the Fund under the direction and control of the Board of Trustees and AAL CMC’. Oechsle LLC determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the Fund. Oechsle, LLC has principal offices at One International Place, Boston, Massachusetts 02110.

The AAL Aggressive Growth Fund - Janus Capital Corporation

Janus Capital Corporation (“Janus”) makes the day-to-day investment decisions for The AAL Aggressive Growth Fund under the direction and control of the Board of Trustees and AAL CMC. Janus determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the Fund. Janus has its principal offices at 100 Fillmore Street, Denver, Colorado 80206-4928.

Janus is owned in part by Stilwell Financial Inc. (“Stilwell”), which owns approximately 81.5% of the outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operation in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of Janus’s voting stock and, by agreement with Stilwell, selects a majority of Janus’s Board, subject to the approval of Stilwell, which approval cannot unreasonably be withheld. Upon completion of the stock sale transaction, Stilwell will own approximately 88.7% of Janus Capital’s outstanding voting stock and Mr. Bailey will own approximately 6.2%

The AAL High Yield Bond Fund - Pacific Investment Management Company

Pacific Investment Management Company (“PIMCO”) is a Delaware general partnership and is a wholly-owned subsidiary of PIMCO Advisors, L.P. (“PIMCO Advisors”). PIMCO is located at 800 Newport Center Drive, Newport Beach, California 92660. PIMCO is a money management firm and is registered as an investment adviser with the Securities and Exchange Commission

Allianz of America, Inc. (“Allianz of America”) owns approximately 70% of the outstanding partnership interests in PIMCO Advisors. The remainder of the partnership interests in PIMCO Advisors are owned by Pacific Life Insurance Company (“Pacific Life”). Allianz of America is a subsidiary of Allianz AG. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries worldwide through subsidiaries, branch and representative offices, and other affiliated entities.

Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and Hypo Vereinsbank. Crédit Lyonnais, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as DB Alex Brown LLC, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the “Affiliated Brokers”), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Fund generally will be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

Affiliated Persons

There are currently no affiliated persons of the Fund or AAL CMC, the Funds’ adviser.

Adviser Fees

The adviser, AAL CMC, furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the adviser’s duties under the advisory agreement. The adviser also pays all compensation of Trustees, officers and employees of the Trust who are the adviser’s affiliated persons. All costs and expenses not expressly assumed by the adviser under the advisory agreement are paid by the Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Funds’ Trustees other than those affiliated with the adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust’s custodian and transfer agent; (g) expenses incident to the issuance of the Trust’s shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (i) expenses of preparing, printing and mailing reports and notices and proxy material to the Trust’s shareholders; (j) all other expenses incidental to holding meetings of the Trust’s shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations that the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act.

                                                               Average Daily Net Assets in Millions
                                           $0 to     $50 to    $100 to    $200 to    $500 to    $1,000 to   Over
                                           $50       $100      $200       $500       $1,000     $5,000      $5,000
The AAL Technology Stock Fund/1/           0.75%     0.75%     0.75%      0.75%      0.75%      0.75%       0.75%
The AAL Aggressive Growth Fund/1/          0.80%     0.80%     0.75%      0.75%      0.70%      0.70%       0.70%
The AAL Small Cap Stock Fund               0.70%     0.70%     0.70%      0.65%      0.65%      0.65%       0.65%
The AAL Small Cap Value Fund               0.70%     0.70%     0.70%      0.70%      0.70%      0.70%       0.70%
The AAL Mid Cap Stock Fund                 0.70%     0.70%      0.70%     0.65%      0.65%      0.60%       0.60%
The AAL Mid Cap Index Fund/2//3/           0.25%     0.20%     0.20%      0.20%      0.20%      0.20%       0.20%
The AAL International Fund                 0.65%     0.60%     0.60%      0.60%      0.60%      0.60%       0.60%
The AAL Capital Growth Fund                0.65%     0.65%     0.65%      0.65%      0.575%     0.50%       0.45%
The AAL Large Company Index Fund/2//3/     0.25%     0.175%    0.175%     0.175%     0.175%     0.175%      0.175%
The AAL Equity Income Fund                 0.45%     0.45%     0.45%      0.45%      0.45%      0.45%       0.45%
The AAL Balanced Fund                      0.55%     0.55%     0.55%      0.55%      0.55%      0.55%       0.55%
The AAL High Yield Bond Fund               0.55%     0.55%     0.55%      0.55%      0.55%      0.55%       0.55%
The AAL Municipal Bond Fund                0.45%     0.45%     0.45%      0.45%      0.45%      0.45%       0.45%
The AAL Bond Fund                          0.45%     0.45%     0.45%      0.45%      0.45%      0.45%       0.45%
The AAL Bond Index Fund/2//3/              0.25%     0.175%    0.175%     0.175%     0.175%     0.175%      0.175
The AAL Mid Cap Index Fund II/2//4/        0.25%     0.25%     0.25%      0.25%      0.25%      0.25%       0.25%
The AAL Large Company Index Fund II/2//4/  0.25%     0.25%     0.25%      0.25%      0.25%      0.25%       0.25%
The AAL Small Cap Index Fund II/2//4/      0.25%     0.25%     0.25%      0.25%      0.25%      0.25%       0.25%
The AAL Money Market Fund                  0.50%     0.50%     0.50%      0.50%      0.45%      0.45%      0.45%

__________
(1) Projected advisory fees per Fund pursuant to the Investment Advisory and Sub-Advisory Agreement for The AAL Technology Stock Fund and The AAL Aggressive Growth Fund, respectively.
(2) Advisory fees for the Index Funds do not include the adviser's reimbursement of Fund expenses. Actual expenses with reimbursements, "Total Fund Operating Expenses" will be 0.20%
(3) This Fund is only available for purchase as Institutional Shares (not A or B shares).
(4) This Fund is only available for purchase as A shares and B shares (not Institutional Shares).

As of September 1, 2000, the Advisor voluntarily has waived 0.15% of the current fee of 0.45% in The AAL Bond Fund, 0.10% of the current fee of 0.45% in The AAL Municipal Bond Fund, 0.05% of the current fee of 0.55% in The AAL Balanced Fund and changed the current fee waiver for The AAL Money Market Fund from 0.225% to 0.075% to bring the effective advisory fee for this Fund to 0.425%. In addition, the Advisor is waiving all expenses in excess of 1.00% for Class A Shares and 1.75% for Class B Shares of The High Yield Bond Fund.

The AAL International Fund has entered into a sub-advisory agreement with Oechsle International Advisors, LLC, which is paid 0.40 of 1% on the first $50 million of average daily net assets and 0.35 of 1% of the average daily net assets over $50 million (payable from the annual advisory fee paid to the advisor).

The AAL Aggressive Growth Fund has entered into a sub-advisory agreement with Janus Capital Corporation, which is paid 0.55 of 1% on the first $100 million of average daily net assets; 0.50 of 1% on the next $400 million of average daily net assets; and 0.45 of 1% on the average daily net assets over $500 million (payable from the annual advisory fee paid to the advisor).

The AAL High Yield Bond Fund has entered into a sub-advisory agreement with Pacific Investment Management Company (“PIMCO”), which is paid 0.25% of average daily net assets (payable from the annual advisory fee paid to the advisor).

The adviser may waive its advisory fees for, assume or reimburse the expenses of, any Fund at any time. As of September 1, 1997, the adviser is waiving 0.225 of 1% of its 0.50 of 1% maximum advisory fee for The AAL Money Market Fund. Effectively, the adviser is charging only a 0.275 of 1% advisory fee for the Fund. The adviser is reimbursing The AAL High Yield Bond Fund expensesin excess of 1.00% and 1.75% for Class A and Class B Shares, respectively. Any fee waivers or expense assumptions the adviser makes are voluntary. The adviser may discontinue any fee waivers or expense reimbursements at any time. The following table shows the advisory fees for the past three fiscal years ended April 30, 2001, paid by each of the Funds respectively.

Fund                                  April 30, 2001    April 30, 2000    April 30, 1999
The AAL Technology Stock Fund         $168,051          N/A               N/A
The AAL Aggressive Growth Fund        $218,935          N/A               N/A
The AAL Small Cap Stock Fund          $1,772,269        $1,139,125        $913,406
The AAL Mid Cap Stock Fund            $5,911,360        $4,562,263        $4,027,980
The AAL International Fund            $1,429,018        $1,200,110        $1,050,033
The AAL Capital Growth Fund           $22,712,685       $21,248,554       $16,628,122
The AAL Equity Income Fund            $1,380,613        $1,323,521        $1,091,335
The AAL Large Company Index Fund II   $34,272           N/A               N/A
The AAL Large Company Index Fund      $67,919           $9,396            N/A
The AAL Mid Cap Index Fund II         $29,497           N/A               N/A
The AAL Small Cap Index Fund II       $23,125           N/A               N/A
The AAL Mid Cap Index Fund            $28,099           $6562             N/A
The AAL Balanced Fund                 $1,637,330        $1,280,721        $478,088
The AAL High Yield Bond Fund          $769,575          $816,005          $736,426
The AAL Municipal Bond Fund           $2,197,146        $2,247,970        $2,272,553
The AAL Bond Fund                     $1,730,150        $1,785,045        $1,858,562
The AAL Bond Index Fund               $36,461           $8,357            N/A
The AAL Money Market Fund             $2,051,893        $1,685,613        $1,360,362
The AAL Small Cap Value Fund          N/A               N/A               N/A

During the fiscal year ended April 30, 2001, AAL CMC, as the adviser, voluntarily reimbursed advisory fees for the Funds. Actual advisory fees, net of reimbursements were as follows:

                       Fund                    April 30, 2001
The AAL Technology Stock Fund                  $168,051
The AAL Aggressive Growth Fund                 $218,935
The AAL Small Cap Stock Fund                   $1,772,269
The AAL Small Cap Index Fund II                $23,125
The AAL Small Cap Value Fund                   N/A
The AAL Mid Cap Stock Fund                     $5,911,360
The AAL Mid Cap Index Fund                     $28,099
The AAL Mid Cap Index Fund II                  $29,497
The AAL International Fund                     $1,429,018
The AAL Capital Growth Fund                    $22,712,685
The AAL Large Company Index Fund               $67,919
The AAL Large Company Index Fund II            $34,272
The AAL Equity Income Fund                     $1,380,613
The AAL Balanced Fund                          $5,536,817
The AAL High Yield Bond Fund                   $645,075
The AAL Municipal Bond Fund                    $1,815,840
The AAL Bond Fund                              $1,341,605
The AAL Bond Index Fund                        $36,461
The AAL Money Market Fund                      $1,519,894

The sub-advisory fee for The AAL Aggressive Growth Fund is payable from the maximum 0.80% annual advisory fee paid to the adviser. The sub-advisory fee for The AAL International Fund is payable from the maximum 0.65% annual advisory fee paid to the adviser. The sub-advisory fee for The AAL High Yield Bond Fund is payable from the maximum 0.55% annual advisory fee paid to the adviser. The advisory agreement and sub-advisory agreements for The AAL Aggressive Growth, International, and High Yield Bond Funds provide that subject to Section 36 of the Act, neither the adviser nor sub-adviser shall be liable to the Trust for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust and the performance of their duties under the advisory agreement except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the agreements.

The Trust has agreed to use its best efforts to change its name if the adviser ceases to act as such with respect to the Funds and the continued use of the Trust’s present name (The AAL Mutual Funds) would create confusion in the context of the adviser or AAL’s business.

The investment advisory agreement, as amended, was approved by the Board of Trustees, including a majority of the Trustees who were not interested persons (as defined in the Act) of any party to the agreement on June 2, 2000.

The advisory agreement and sub-advisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Trustees. The vote for approval must include the approval of a majority of the Trustees who are not interested persons (as defined in the Act). The advisory and sub-advisory agreements are terminable upon assignment. The advisory agreement is also terminable at any time without penalty by the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Trust. With respect to a particular Fund, the advisory or sub-advisory agreement, if any, is terminable by the vote of a majority of the outstanding shares of such Fund. The adviser may terminate the agreement on 60 days written notice to the Trust.

Code of Ethics

Rule 17j-1, promulgated under Section 17(j) of the Investment Company Act of 1940, makes it illegal for persons associated with the Fund, the adviser or sub-adviser, who have knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect the Fund against such conduct, the Fund, the adviser and sub-adviser have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of the Funds’ portfolio securities trades from investing in the same securities; however, the codes of ethics establishes time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Funds’ portfolio securities actual trades, or anticipated trades, cannot use that information in a manner which is to their benefit and detrimental to the Fund.

12b-1 Distribution Plan

The Funds have adopted a distribution plan for Class A and Class B Shares (the "Distribution Plan" or "Plan") pursuant to Rule 12b-1 (the "Rule") under the Act.

The Distribution Plan authorizes the distributor, AAL CMC, to make certain payments (either as a “12b-1 distribution fee” or a “service fee”) to any qualified recipient. As defined in the Plan, the qualified recipient must have rendered assistance in the distribution of the Funds’ shares (such as selling or placing the Funds’ shares, or providing administrative assistance, such as maintaining sub-accounting or other records). The Plan authorizes the distributor to purchase advertising for the Funds’ shares, to pay for sales literature and other promotional material, and to make payments to the sales personnel. The Distribution Plan does not cover Institutional Shares. As a result, the Funds may not make any payments pursuant to the Plan in connection with Institutional Shares.

The Funds Rule 12b-1 Plan reimburse any payments made or expenses incurred in accordance with the to qualified recipients for Class A and Class B Shares as follows:

Class A Shares - All Funds

In a given fiscal year, the Funds, pursuant to the Plan, pay up to a limit of 0.25 of 1% of the average net assets (0.125 of 1% for The AAL Money Market Fund) as a service fee for Class A Shares. The Funds do not reimburse or pay for expenses of past fiscal years or in contemplation of expenses for future fiscal years. Since September 1, 1997, the distributor has waived 0.100 of 1% of the 0.125 of 1% maximum 12b-1 service fee for Class A Shares under the Plan for The AAL Money Market Fund (prior to January 8, 1997, 12b-1 service fees for Class A Shares were described as 12b-1 distribution fees), effectively charging a 0.025 of 1%, 12b-1 service fee. This continuing reimbursement (waiver) is voluntary. The distributor may modify or discontinue its reimbursements at any time.

Class B Shares - All Funds

In a given fiscal year, the Funds pay up to a limit of 0.75 of 1% of the average daily net assets as a 12b-1 distribution fee and up to a limit of 0.25 of 1% of the average daily net assets (0.125 of 1% for The AAL Money Market Fund) as a service fee for Class B Shares. Pursuant to the Plan, the Funds do not reimburse or pay for expenses of past fiscal years or in contemplation of expenses for future fiscal years. Since September 1, 1997, the distributor has waived 0.100 of 1% of the 0.125 of 1% maximum 12b-1 service fee for Class B Shares under the Plan for The AAL Money Market Fund, effectively charging a 0.025 of 1%, 12b-1 service fee. This continuing reimbursement (waiver) is voluntary. The distributor may modify or discontinue its reimbursements at any time.

The Plan authorizes without limit any payments by a Fund for Class A and Class B Shares that are “primarily intended to result in the sale of shares” issued by a Fund within the meaning of the Rule under the Plan. Such payments shall not be included in the limitations contained in the Plan, including: (a) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (b) the costs of preparing, printing and mailing of all prospectuses to shareholders; (c) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s annual returnshares; (d) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (e) all fees and expenses relating to the qualification of the Funds and or their shares under the securities or “Blue Sky” laws of any jurisdiction; (f) all fees under the Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s annual returnshares; (g) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance, (h) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (i) all costs of responding to telephone or mail inquiries of shareholders.

The Plan also states that the distribution costs of the Trust’s Class A and Class B Shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the distributor. The adviser’s profits, if any, are primarily dependent on the advisory fees paid by the Funds to the adviser. If and to the extent that any investment advisory fees paid by the Funds might, in view of any excess distribution costs and the common ownership of the adviser and distributor, be considered as indirectly financing any activity primarily intended to result in the sale of shares issued by the Funds, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the Act as to any investment advisory contract to which the Trust is a party, the Board of Trustees, including its Trustees who are not “interested persons” as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (“Qualified Trustees”), shall, in acting on the terms of any such contract, apply the “fiduciary duty” standard contained in Sections 36(a) and (b) of the Act.

The Plan requires that while it is in effect, the distributor, shall report in writing at least quarterly to the Trustees, and the Trustees shall review, the following: (a) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payments were made; (b) the amounts of expenses and the purpose of each such expense; and (c) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter. The aggregate amount paid by the Funds to the distributor under the Plan for Class A Shares for the fiscal year ended April 30, 2001, and the manner in which this amount was spent is as follows:

                                                   CLASS A SHARES
Gross 12b-1 Fees Paid by the Funds for Class A Shares          $17,783,179

Expenditures

Compensation to Registered Representatives                     $17,305,744
Other                                                          $   477,435

The aggregate amount paid by the Funds to the distributor under the Plan for Class B Shares for the fiscal year ended April 30, 2001 and the manner in which this amount was spent is as follows:

                                                   CLASS B SHARES
Gross 12b-1 Fees Paid by the Funds for Class B Shares
                                                               $2,926,433

Expenditures

Compensation to Registered Representatives                     $1,329,820
Other                                                          $1,596,613

Management and the Board of Trustees believe that the Distribution Plan and the service and 12b-1 fees have a positive impact on the Funds’ sales and the Funds’ retention of assets, both of which are beneficial to the Funds and the Funds’ shareholders.

The Trust’s shareholders approved the Plan at the Trust’s first meeting of shareholders held on September 13, 1988. The Plan at that time and up until January 8, 1997 included only the shares now referred to as Class A Shares. As of January 8, 1997, the Plan includes Class B Shares. The Plan as Amended and Restated was approved by the sole shareholder of the Trust’s Class B Shares on January 8, 1997. The Plan will continue in effect from year-to-year only so long as such continuance is specifically approved at least annually by the Board of Trustees and the Qualified Trustees (as defined in the Plan) cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time without penalty by a vote of a majority of the Qualified Trustees. The Plan also may be terminated by the vote of the holders of a majority of the outstanding voting securities for each class of shares of the Trust. The Plan may be terminated with respect to any Fund by the vote of a majority of the outstanding shares for each class of such Fund. The Plan may not be amended to increase materially the amount of payments to be made for the separate class shares without shareholder approval of the class. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust is committed to the discretion of such disinterested Trustees. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Additional Information

Custodian

The custodian for the Funds is Citibank, N.A. The custodian is responsible for holding the Funds’ assets.

Administrative Services Agreement

Pursuant to an Administrative Services Agreement (“Agreement”) between the Funds and AAL, effective January 1, 1999, AAL provides certain administrative, accounting and pricing services to the Funds. These administrative services include calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based on sub-adviser communications (Oechsle’s communications regarding The AAL International Fund); and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds.

The principal reason for having AAL provide these services is cost. AAL has agreed to provide these services at rates that would not exceed the rates charged by unaffiliated vendors for similar services. The annual rates of payment approved by the Trustees presently are:

The AAL Technology Stock Fund                                           $40,000
The AAL Aggressive Growth Fund                                          $40,000
The AAL Small Cap Stock Fund                                            $55,000
The AAL Small Cap Value Fund                                            $40,000
The AAL Small Cap Index Fund II                                         $37,500
The AAL Mid Cap Stock Fund                                              $55,000
The AAL Mid Cap Index Fund                                              $35,000
The AAL Mid Cap Index Fund II                                           $37,500
The AAL International Fund                                              $60,000
The AAL Capital Growth Fund                                             $55,000
The AAL Large Company Index Fund                                        $35,000
The AAL Large Company Index Fund II                                     $37,500
The AAL Equity Income Fund                                              $55,000
The AAL Balanced Fund                                                   $55,000
The AAL High Yield Bond Fund                                            $50,000
The AAL Municipal Bond Fund                                             $50,000
The AAL Bond Fund                                                       $50,000
The AAL Bond Index Fund                                                 $35,000
The AAL Money Market Fund                                               $50,000

The agreement continues in effect from year to year, as long as it is approved at least annually by the Funds’ Board of Trustees or by a vote of the outstanding voting securities of the Funds. In either case, the agreement must also be approved at least annually by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement terminates automatically if either party assigns the agreement. The agreement also terminates without penalty by either party on 60-days’ notice. The agreement provides that neither AAL nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the agreement.

Shareholder Maintenance Agreement

The Board of Trustees authorized the Funds to contract with AAL CMC for certain shareholder maintenance services, effective April 1, 1995. These shareholder services include answering customer inquiries regarding account status, explaining and assisting customers with the exercise of their account options and facilitating shareholder telephone transaction requests.

The annual fee payable to AAL CMC for providing such shareholder services is based upon, and limited by, the difference between the current account fees actually charged by PFPC INC, as transfer and dividend disbursing agent, and the normal full-service fee schedule published by PFPC INC (effective February 10, 2001, PFPC is the transfer and dividend disbursing agent). The annual fee is also based on reimbursement for certain actual out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is at an annualized rate of $3.75 per account, effective April 30, 2001. The shareholder maintenance agreement continues in effect from year to year, as long as it is approved at least annually by the Funds’ Board of Trustees or by a vote of the outstanding voting securities of the Funds. In either case, the agreement must be approved annually by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement terminates automatically if either party assigns the agreement. The agreement also terminates without penalty by either party on 60-days notice. The Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Agreement. These fees are not currently assessed against the Funds but may be in the future.

Independent Accountants

The Trust’s independent accountants, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), examine the Funds’ annual financial statements. PricewaterhouseCoopers also assists in the preparation of certain reports to the SEC and reviews the Trust’s state and federal tax returns.

BROKERAGE ALLOCATION AND OTHER PRACTICES

AAL CMC, as the adviser, and Oechsle as the sub-adviser for The AAL International Fund, Janus as the sub-adviser for The AAL Aggressive Growth Fund, and PIMCO as the sub-adviser for The AAL High Yield Bond Fund direct the placement of orders for the purchase and sale of the Funds’ portfolio securities.

The securities transaction costs for each Fund consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments generally trade on a net basis and do not involve either brokerage commissions or transfer taxes.

Occasionally, we may purchase securities directly from the issuer for a Fund. For securities traded primarily in the over-the-counter market, we deal with the sellers who make a market in the securities directly unless we can find better prices and execution available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, we seek the best combination of price and execution.

In determining which brokers provide best execution, AAL CMC looks primarily at the prices quoted by the brokers. Normally, we place orders with the broker who has the most favorable prices. Ordinarily, we expect to execute securities transactions in the primary markets. In assessing the best net price, we consider all relevant factors. The relevant factors include the security market’s breadth, the security’s price, the broker or dealer’s financial condition and execution capability and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Although we are the sole distributors for the Funds’ shares, we (as the adviser) may in the future consider the willingness of particular brokers to sell the Funds’ shares as a factor in the selection of brokers for the Funds’ portfolio transactions. However, our selection would still be subject to the overall best price and execution standard.

Assuming equal execution capabilities, we may take into consideration other factors in selecting brokers or dealers. We may consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations (specifically the quotations necessary to determine the Funds’ net asset values), and other information provided to us or the sub-advisers for The AAL Aggressive Growth Fund, The AAL International Fund, and The AAL High Yield Bond Fund (or their affiliates). We may also cause a Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. We must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided. The commission must be reasonable in terms of that particular transaction or in terms of all the accounts over which we, as an adviser, exercise investment discretion. It is possible that certain of the services received by us attributable to a particular transaction benefit one or more other accounts for which we exercise investment discretion.

The Funds paid the following in each of the past three fiscal years:

                                            Brokerage Commissions as of April 30
                             2001                  2000               1999
The AAL Mutual Funds       $8,477,031            $3,736,355         $3,693,873

Certain Funds’ portfolio trades generated directed brokerage credits to be used against custodian fees. Shareholders benefit under this arrangement, as the net expenses of the Funds do not include such custodian fees. For the year ended April 30, 2001, the following Fund’s expenses were reduced: $1,952 for The AAL Technology Fund, $14,981 for The Small Cap Stock Fund, $19,855 for The AAL Mid Cap Stock Fund, $5,996 fo the AAL Capital Growth Fund, $5,280 for The AAL Equity Income Fund, and $705 for The AAL Balanced Fund.

CAPITAL STOCK AND OTHER SECURITIES

The AAL Mutual Funds’ Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Declaration also permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Pursuant to this authority, the Trustees have issued Class A, Class B and Institutional Shares for the Funds, except for The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006. Each class share represents an interest in a Fund proportionately equal to the interest of each other share in its class. If the Trust liquidated the Funds’ shares, all shareholders of a Fund would share pro rata in its net assets for the class available for distribution to shareholders. If the Board deems it advisable and in the best interests of shareholders, it may create additional share classes. These share classes may differ from each other only as to dividends or, as is the case with the Funds, as to assets and liabilities. Where share classes differ in regards to assets and liabilities, the different classes are referred to as the different series of the Funds (e.g., The AAL Bond Fund is a series of The AAL Mutual Funds). Within each series, the different classes of shares are referred to as different share classes, such as Class A, Class B and Institutional Shares. Shares of each series are entitled to vote as a series only to the extent required by the 1940 Act or as permitted by the Trustees. The Trustees allocate income and operating expenses among the different Funds’ series and classes of shares fairly.

Except for the election of Trustees and ratification of the selection of independent accountants, any matter that the Funds are required to submit to the shareholders for a vote is not deemed to be effective unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each Series affected by the matter.

Except for The AAL Small Cap Stock, Mid Cap Stock, Balanced, and High Yield Bond Funds, each Fund’s investment objective is a fundamental policy. As such, only a vote of a “majority of outstanding voting securities” can change a Fund’s investment objective. A majority means the approval of the lesser of: (1) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchases and redemptions are discussed in the prospectus under the headings; “Buying Shares” and ” Redeeming Shares,” and that information is incorporated herein by reference.

Pricing of Shares

We generally determine the Funds’ net asset value only on the days when the New York Stock Exchange (“NYSE”) is open for trading. We will not determine the net asset value on days when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays and on New Years’ Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE closes on the preceding Friday or the following Monday, respectively.

We determine the net asset value for a Fund by adding the value of a Fund’s assets, subtracting the Fund’s liabilities, and dividing the balance by the total number of shares outstanding. In determining the current market value for securities traded or listed on an exchange, we use the last sale price on the exchange where the securities primarily trade. For securities that have readily available market quotations, we use an over-the-counter or exchange bid quotation. When a Fund holds securities or other assets that either do not have readily available market quotations or are restricted, we value them at fair market value, as we determine in good faith under the direction of our Board of Trustees. We may use pricing services in determining the current or fair market value of securities held in the Funds’ portfolios. We value money market instruments with a remaining maturity of 60 days or less on an amortized costs basis. We comply with the SEC’s requirements for using an amortized cost valuation method.

Many long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and foreign securities do not have reliable market quotations and are not considered to be readily available for purchase or sale.

To determine the current or fair market value for debt securities, we may, and generally will, use a pricing service or services approved by the Board of Trustees. A pricing service generally will determine valuations based upon normal, institutional-size trading units of such securities using market transactions for comparable securities and various relationships between securities generally recognized by institutional traders.

We generally price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, we may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank. The bank must be a regular participant in the foreign exchange market. We also may price foreign securities on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If management does not have any of these alternatives available or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees, in good faith, will establish a conversion rate for such currency.

Foreign securities may not be traded on all days when the NYSE is open. Also, foreign securities may trade on Saturdays and other days when the NYSE is not open and when we do not calculate the Funds’ net asset values. We value foreign securities primarily listed and/or traded in foreign markets at the price as of the close on its primary market. Unless we determine (under the supervision of the Board of Trustees) that material events have occurred affecting the value of a Fund’s foreign securities between the time the foreign securities’ primary market closed and the close of the NYSE, we will not reflect the change in the Fund’s net asset value. As a result, trading on days when a Fund is not accepting purchases or redemptions may significantly affect a Fund’s net asset value.

Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the NYSE. For purposes of computing net asset value, we use the market value of any such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between the times these markets close and the time the NYSE closes. We generally will not reflect these events in the computation of a Fund’s net asset value, unless they are material. If there is a material event, we will value such securities at their fair value as determined in good faith by the Board of Trustees.

The AAL Money Market Fund-Amortized Cost Valuation

We value The AAL Money Market Fund’s portfolio securities on the basis of their amortized cost. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In addition, if a large number of redemptions take place at a time when interest rates have increased, we may have to sell portfolio securities for a Fund prior to maturity and at a less desirable price.

Although we cannot assure you that we will be able to do so, we will use our best efforts to maintain a net asset value of $1.00 per share for purchases and redemptions of The AAL Money Market Fund. The Board of Trustees has established procedures for this purpose. These procedures require us to review the extent of any deviation in the Fund’s net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should the deviation exceed 1/2 of 1% for the Fund, the Board of Trustees will promptly consider whether we should initiate efforts to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations. We maintain a dollar-weighted average portfolio maturity of 90 days or less for the Fund. We also do not purchase any instrument deemed to have a remaining maturity greater than 397 days. We limit portfolio investments, including repurchase agreements, to those dollar denominated instruments that the Board of Trustees determines present minimal credit risks as advised by the Adviser. We also comply with the SEC requirements on the quality of certain portfolio securities for money market funds using the amortized cost method of valuation. We also comply with the SEC reporting and record keeping procedures regarding money market funds. We cannot assure you that we can maintain a constant net asset value at all times. In the event amortized cost ceases to represent fair value, the Board of Trustees will take appropriate action.

Redemptions

We intend to pay all redemptions in cash. We are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of a Fund during any 90-day period for any one shareholder. However, we may pay redemptions in excess of such limit in whole or part by a distribution in kind of securities. If and to the extent we redeem shares in kind, you, as a redeeming shareholder likely will incur brokerage fees in selling the securities received. Additionally, until you sell the securities there is the risk they could lose value.

We reserve the right for each Fund to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of a Fund’s portfolio securities or valuation of its net assets not reasonably practicable.

TAXATION OF THE FUNDS

The following is only a summary of certain tax considerations generally affecting the Funds and shareholders. We urge you to consult your tax advisors with specific reference to your own tax situations, including state and local tax liability.

Dividends, Distributions and Taxes

Except for The AAL Municipal Bond Fund, any dividends from net investment income and short-term capital gains (collectively “income dividends”) that we distribute to you from The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, Mid Cap Stock, International, Capital Growth, Equity Income, Large Company Index, Large Company Index II, Mid Cap Index, Mid Cap Index II, Small Cap Index II, Balanced, High Yield Bond, Bond Index, Bond and Money Market Funds are taxable to you as ordinary income whether we have paid these distributions in cash or additional shares. Any long-term capital gains (“capital gains distributions”) that we distribute to you from the Funds are taxable to you as long-term capital gains, whether we have paid these distributions in cash or additional shares. Long-term capital gains are treated as long-term capital gains regardless of the length of time you have owned the shares. We distribute substantially all of the Funds’ net investment income and net realized long-term capital gains to avoid the imposition of federal income and excise tax liability. We pay any dividends for The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, Mid Cap Stock, International, Large Company Index II, Mid Cap Index II and Small Index II Funds annually. We pay any dividends for The AAL Capital Growth Fund semi-annually and we pay any dividends for the AAL Equity Income and Balanced Funds quarterly. We accrue income dividends daily and pay any dividends monthly for The AAL High Yield Bond, Bond Index, Bond and Money Market Funds. We expect to distribute any capital gains annually for these Funds.

The AAL Municipal Bond Fund

This Fund expects to accrue any income dividends daily and distribute any net investment income in monthly dividends. We distribute any net realized capital gains at least annually. Dividends derived from the interest earned on municipal securities constitute “exempt-interest dividends.” Generally, exempt-interest dividends are not subject to federal income tax. Distributions of net realized capital gains (whether from tax-exempt or taxable securities) are taxable to shareholders. We report the federal income tax status of all distributions to shareholders annually. In the report, we allocate income dividends between tax-exempt and taxable income (if any) in approximately the same proportions as the Fund’s total income during the year. Accordingly, income derived from each of these sources by the Fund may vary substantially in any particular distribution period from the allocation reported to shareholders annually.

You may not be able to deduct any interest expense you incur on money borrowed to purchase or carry shares of the Fund for federal income tax purposes. You also may be subject to state and local taxes on dividends from this Fund, including those, which are exempt from federal income tax.

If you or your entity are “substantial users” (or persons who are related to “substantial users”) of facilities financed by industrial revenue bonds, you or your entity should consult your tax advisers before purchasing shares of The AAL Municipal Bond Fund. The term “substantial user” is defined generally to include a “nonexempt person” who regularly uses, in trade or business, a part of a facility financed from the proceeds of industrial development revenue bonds.

The 1986 Tax Reform Act subjects tax-exempt interest attributable to certain” private activity bonds” to the individual and corporate alternative minimum tax. Such tax-exempt interest includes, in the case of a regulated investment company receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that company. We limit our investment in private activity bonds to no more than 20% of the Fund’s assets. Certain corporate shareholders may be subject to a federal “environmental” tax with respect to their receipt of dividends and distributions.

The use of options and futures for The AAL Municipal Bond Fund portfolio may result in taxable income. You should consult your personal tax adviser to determine the consequences of federal, state and local taxes.

The AAL International Fund -- Foreign Withholding Tax

We may be subject to income and withholding taxes on income and gains derived from The AAL International Fund’s investments outside the U.S. Our payment of such foreign taxes reduces the yield on investments for the Fund. Tax treaties between certain countries and the U.S. may reduce or eliminate these foreign withholding taxes. In accordance with Section 853(a) of the Code, if more than 50% of the Fund’s total asset value at the close of any taxable year consists of foreign corporate stocks or other securities, we may elect (for U.S. federal income tax purposes) to treat any foreign country income or withholding taxes we have paid on behalf of the Fund as paid by the Fund’s annual returnshareholders.

The foreign income or withholding taxes must be those that could be treated as income taxes under U.S. income tax principles. For any year we make such an election for the Fund, the shareholder must include as income (in addition to taxable dividends received) his pro rata share of such foreign income and withholding taxes. The shareholder is entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due or deduct it (as an itemized deduction) from his U.S. taxable income. Generally, this foreign tax credit is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income.

If we make the pass through election described above, the Fund’s foreign income flows through to the shareholders. The Internal Revenue Service will not treat certain gains from the sale of securities and currency fluctuations as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.” For this purpose, foreign “passive income” includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

Corporations and individuals can use the foreign tax credit to offset only 90% of any alternative minimum tax (as computed under the Code for purposes of this limitation) imposed upon them. If we do not make the pass through election, the foreign taxes we pay for the Fund will reduce the Fund’s income. Any distributions we make for the Fund will be treated as U.S. source income.

We will notify each shareholder within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, we will make the pass through election and treat any foreign taxes paid by the Fund as paid by its shareholders for that year. If we make the pass through election, we will designate the shareholder’s portion of the foreign taxes paid to such country. We also will designate the portion of the Fund’s dividends and distributions that represent income derived from sources within such country.

Our investments in certain foreign corporations that generate largely passive investment type income, or that hold a significant percentage of assets which generate passive income (“passive foreign investment companies” or “PFICs”) are subject to special tax rules. These special tax rules are designed to prevent deferral of U.S. taxation on the Fund’s annual returnshare of the PFICs earnings. In the absence of certain elections to report these earnings on a current basis, we would have to report certain “excess distributions” and any gain from the disposition of PFICs stock as ordinary income. We would have to report these excess distributions and gains as ordinary income regardless of whether we actually received any distributions from the PFIC. We would have to allocate this ordinary income ratably throughout the holding period for the stocks. We would have to pay taxes for the Fund on any amounts allocable to a prior taxable year at the highest applicable tax rate from that year. We also would have to increase this rate by an interest charge determined as though the amounts were an underpayment of the tax for that year. We would have to include the amounts allocated to the year of the distribution or disposition in the Fund’s net investment income for that year. To the extent the amounts allocated were distributed as a dividend to shareholders such amounts would not be taxable to the Fund.

UNDERWRITERS

The distributor, AAL CMC, is the exclusive underwriter for the Funds, with a principal place of business at 222 West College Avenue, Appleton, WI 54919-0007. The distributor has a written distribution agreement with the Funds, dated June 15, 1987, as amended. The distributor offers the Funds’ shares for sale on a continuous basis through its field sales force.

Class A Shares

The public offering price of a Fund’s Class A share is the net asset value next computed plus a sales charge that varies based on the quantity purchased. The public offering price of a Fund’s Class A share is calculated by dividing the net asset value of the Class A share being purchased by the difference (expressed as a decimal) between 100% and the sales charge percentage of the offering price applicable to the purchase (see “Purchasing Shares” in the prospectus). The sales charge scale set forth in the prospectus applies to purchases of Class A Shares of a particular Fund alone or in combination with shares of all classes of the other Funds (as noted under “Right of Accumulation”) by any person, including family members who live with the purchaser (i.e., husband, wife and minor children) and bona fide trustees. The sales charge scale also applies to purchases made under the right of accumulation or letter of intent as set forth in the prospectus. The distributor offers a reduction in the sales charges for a Fund for non-profit organizations, charitable trusts, charitable remainder unitrusts, endowments, AAL branches and congregations (See “50% Reduction” in the prospectus).

The public offering price of a Fund’s Institutional Shares is the net asset value next computed. An investor can combine Class A, Class B and Institutional Shares for purposes of qualifying for the $500,000 minimum purchase requirement for Institutional Shares. The Funds began offering Institutional Shares on December 29, 1997.

The distributor does not receive compensation in connection with redemptions and repurchases or brokerage commissions for Class A Shares. The amount of underwriting commissions received and retained by the distributor for the past three years ended April 30, 2001 for Class A Shares were as follows:

                                   Underwriting Commissions
                                        Class A Shares

For the Fiscal Year Ended April 30    Aggregate Commissions    Retained Commissions

2001                                  $19,392,497              $9,085,773
2000                                  $19,149,039              $13,962,423
1999                                  $18,088,340              $7,783,221

Class B Shares
The public offering price of a Fund's Class B Shares is the net asset value (see "Purchasing Shares" in the prospectus). The aggregate redemption fees (underwriting commissions) received and retained by the distributor were as follows:

                                    Underwriting Commissions
                                         Class B Shares

For the Fiscal Year Ended April 30   Aggregate Commissions    Retained Commissions

2001                                 $322,709                 $322,709
2000                                 $245,818                 $245,818
1999                                 $169,047                 $169,047

Institutional Shares

The public offering price of a Fund’s Institutional Shares is the net asset value. The distributor began offering the Institutional Shares for the Funds on December 29, 1997. For information on Institutional Shares, please see the separate prospectus and statement of additional information.

General

The distributor, AAL CMC, acts as exclusive underwriter for the Fund’s Class A and Class B Shares and two additional series of The AAL Mutual Funds: The AAL U.S. Government Zero Coupon Target Fund, Series 2001; and The AAL U.S. Government Zero Coupon Target Fund, Series 2006.

CALCULATION OF PERFORMANCE DATA

From time to time we advertise the yields and total returns for the Funds’ Class A, B and Institutional Shares for various investment periods. We always include uniform performance calculations based on standardized methods established by the SEC. These calculations reflect the front-end sales charge on a Class A share and the contingent deferred sales charge (“CDSC”) on a Class B share. We also may include other total return information without giving effect to sales charges. Yields and total returns are calculated based on historical earnings and appreciation. We do not intend any yield or total return calculations to indicate future performance. You should consider performance information in light of: the particular Fund’s investment objectives and policies; characteristics and quality of the Fund’s portfolio securities; and the market conditions during the applicable period. You should not consider the performance information as a representation of what may be achieved in the future. When comparing any such performance information to published performance data for alternative investments, you should consider the differences in the methods used in calculating performance information, and the impact of taxes on alternative investments in addition to the factors listed.

Standardized Performance Information

Average Annual Total Return

For each of the Funds, except The AAL Money Market Fund, we compute the standardized average annual total return by finding the average annual compounded rates of return for Class A, B and Institutional Shares over the 1, 5 and 10 year periods (or the portion thereof during which the Fund has been in existence) that would equate the initial amount invested in each class to the ending redeemable value according to the following formula:

          P(1+T)^n = ERV

 Where:

          P =   A hypothetical $1,000 initial payment;

          T =   Average annual total return for the class;

          n =   Number of years;

        ERV =  Ending  redeemable  value for the  class  (of the  hypothetical
               $1,000  payment)  at the end of the 1, 5 and 10 year  periods (or fractional portion thereof), after deduction of all non-recurring charges  for  the  class  (CDSC  for  Class B  Shares),  assuming redemption at the end of the period;

          ^ =      raised to the power of.

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                                                 Annual Returns

                                        Institutional and Class A Shares

                                         Based on Gross Amount Invested
-----------------------------------------------------------------------------------------------------------------------

                                            Average Annual Total Return for Periods Ended April 30, 2001

                                               -------------------------------------------------------
The AAL Mutual Fund        Inception Date      1-Year       5-Years    10-Years    Since Inception
                                               ------------ ---------- ----------- -------------------

Technology Stock           7/1/00              N/A          N/A        N/A         (50.77)%
Aggressive Growth          7/1/00              N/A          N/A        N/A         (35.70)%
Small Cap Stock            7/1/96              3.44%        N/A        N/A         11.27%
Small Cap Index II         7/1/00              N/A          N/A        N/A         (2.66)%
Small Cap Value            7/17/01             N/A          N/A        N/A         N/A
Mid Cap Stock              6/30/93             2.95%        8.35%      N/A         12.70%
Mid Cap Index II           7/1/00              N/A          N/A        N/A         (1.41)%
International              8/1/95              (24.77)%     2.60%      N/A         4.13%
Capital Growth             7/16/87             (8.02)%      16.62%     14.47%      12.67%
Large Company Index II     7/1/00              N/A          N/A        N/A         (18.52)%
Equity Income              3/18/94             3.93%        10.35%     N/A         9.47%
Balanced                   12/29/97            (1.04)%      N/A        N/A         7.83%
High Yield Bond            1/8/97              (4.77)%      N/A        N/A         (0.16)%
Municipal Bond             7/16/87             5.88%        5.04%      6.08%       6.19%
Bond                       7/16/87             7.58%        5.62%      6.18%       6.70%

-----------------------------------------------------------------------------------------------------------------------
                                                 Annual Returns

                                                 Class B Shares

                                         Based on Gross Amount Invested*
-----------------------------------------------------------------------------------------------------------------------

                                               Average Annual Total Return for Periods Ended April 30, 2001

                                                 --------------------------------------------------------
The AAL Mutual Fund           Inception Date     1-Year      5-Years     10-Years     Since Inception
                                                 ----------- ----------- ------------ -------------------

Technology Stock              7/1/00             N/A         N/A         N/A          (51.55)%
Aggressive Growth             7/1/00             N/A         N/A         N/A          (36.83)%
Small Cap Stock               1/8/97             1.72%       N/A         N/A          9.08%
Small Cap Index II            7/1/00             N/A         N/A         N/A          (4.27)%
Small Cap Value               7/17/01            N/A         N/A         N/A          N/A
Mid Cap Stock                 1/8/97             1.18%       N/A         N/A          10.58%
Mid Cap Index II              7/1/00             N/A         N/A         N/A          (2.97)%
International                 1/8/97             (26.43)%    N/A         N/A          2.03%
Capital Growth                1/8/97             (9.88)%     N/A         N/A          15.34%
Large Company Index II        7/1/00             N/A         N/A         N/A          (19.92)%
Equity Income                 1/8/97             2.12%       N/A         N/A          9.99%
Balanced                      12/29/97           (2.87)%     N/A         N/A          7.67%
High Yield Bond               1/8/97             (6.45)%     N/A         N/A          (0.14)%
Municipal Bond                1/8/97             4.39%       N/A         N/A          4.32%
Bond                          1/8/97             6.04%       N/A         N/A          5.10%

-----------------------------------------------------------------------------------------------------------------------

                                                 Annual Returns
                                     Institutional and Institutional Shares
                                         Based on Gross Amount Invested

-----------------------------------------------------------------------------------------------------------------------

                                              Average Annual Total Return for Periods Ended April 30, 2001

                                               ----------------------------------------------------------

The AAL Mutual Fund        Inception Date      1-Year        5-Years     10-Years     Since Inception

                                               ------------- ----------- ------------ -------------------

Technology Stock           7/1/00              N/A           N/A         N/A          (48.10)%
Aggressive Growth          7/1/00              N/A           N/A         N/A          (32.30)%
Small Cap Stock            12/29/97            8.53%         N/A         N/A          10.00%
Small Cap Value            7/17/01             N/A           N/A         N/A          N/A
Mid Cap Stock              12/29/97            7.68%         N/A         N/A          11.85%
Mid Cap Index              12/31/99            6.13%         N/A         N/A          11.56%
International              12/29/97            (21.12)%      N/A         N/A          3.73%
Capital Growth             12/29/97            (3.82)%       N/A         N/A          13.35%
Large Company Index        12/31/99            (13.18)%      N/A         N/A          (10.40)%
Equity Income              12/29/97            8.64%         N/A         N/A          8.66%
Balanced                   12/29/97            3.50%         N/A         N/A          9.48%
High Yield Bond            12/29/97            (0.34)%       N/A         N/A          (2.37)%
Municipal Bond             12/29/97            10.56%        N/A         N/A          4.03%
Bond                       12/29/97            12.55%        N/A         N/A          5.73%
Bond Index                 12/29/97            12.50%        N/A         N/A          10.63%

* There is no standardized average annual return information for the five-year and 10-year periods, which is based on gross amount invested, available for Class B Shares. Class B Shares first became available to investors on January 8, 1997.

Current Yield

We base current yield quotations for the Funds, except The AAL Money Market Fund, on a 30-day (or one-month) period. We compute the current yield by dividing the net investment income per share for each class earned during the period by the maximum offering price per share for each class on the last day of the period, according to the following formula:

        Yield = 2[((a - b)/(cd) + 1)^6 - 1]

 Where:

        a =   Dividends and interest earned by the class during the period;

        b =   Expenses accrued by the class for the period (net of reimbursements);

        c =   The average daily number of shares outstanding for the class during the period that were entitled to receive dividends; and

        d =   the maximum offering price per share for the Class on the last day of the period.

        ^ =   to the power of.

For purposes of this calculation, we determine the income earned on debt obligations by applying a calculated yield-to-maturity percentage to the obligations held during the period. We calculate the interest earned on mortgage-backed securities by using the coupon rate and principal amount after adjustment for monthly pay down. We determine the income earned on stocks by using the stated annual dividend rate applied over the performance period.

                                                 Current Yield
                                      for the Period Ended April 30, 2001

                                   Class A     Class B    Institutional Class

The AAL Technology Stock           (1.64)%     (2.67)%         0.66%
The AAL Aggressive Growth          (0.17)%     (1.42)%         0.73%
The AAL Small Cap Stock Fund       (0.80)%     (1.79)%        (0.23)%
The AAL Small Cap Index II         (1.37)%     (2.16)%          N/A
The AAL Small Cap Value Fund         N/A         N/A            N/A
The AAL Mid Cap Stock Fund         (0.52)%     (1.30)%        (0.10)%
The AAL Mid Cap Index                N/A         N/A           0.92%
The AAL Mid Cap Index II           (1.32)%     (2.20)%          N/A
The AAL International Fund          0.91%      (0.19)%         1.60%
The AAL Capital Growth Fund         0.38%      (0.56)%         0.76%
The AAL Large Company Index          N/A         N/A           1.62%
The AAL Large Company Index II      1.04%       0.22%           N/A%
The AAL Equity Income Fund          1.56%       0.69%          2.07%
The AAL Balanced Fund               2.58%       1.71%          2.96%
The AAL High Yield Bond Fund        8.39%       7.98%          9.03%
The AAL Municipal Bond Fund         4.43%       3.75%          4.93%
The AAL Bond Fund                   5.73%       5.02%          6.36%

When we advertise yield for a Fund, we do not advertise a one-month or a 30-day period that ends more than 45 days before the date on which the advertisement is published.

Tax Equivalent Yield

We calculate a tax equivalent yield for The AAL Municipal Bond Fund based on a 30-day (or one-month) period for Class A, B and Institutional Shares. We compute the tax equivalent yield by dividing the portion of the Fund’s yield for the share class (computed as described above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to the portion of the yield that is not tax exempt. The formula for computation of the tax equivalent yield is:

            X = ( N/1-F) + T

   Where:

            N = % of yield for the class derived from tax-exempt income;

            F = federal income tax rate; and

            T = % of yield for the class derived from taxable income.

         Period Ended      Tax Equivalent Yield
        April 30, 2001       at 31% Tax Rate

     Class A                           7.46%
     Class B                           6.22%
     Institutional Class               7.91%

The AAL Money Market Fund-Current and Effective Yield -

We may quote a current or effective yield for The AAL Money Market Fund’s Class A, B and Institutional Shares from time-to-time. The current yield is an annualized yield based on the net change in account value for each class for a seven-day period. The effective yield is an annualized yield based on a daily compounding of the current yield for each share class. We compute these yields by first determining the “Net Change in Account Value” for each share class for a hypothetical account having a share balance of one share at the beginning of a seven-day period (“Beginning Account Value”), excluding capital changes. The Net Change in Account Value always equals the total dividends declared with respect to the account. We compute the yields for each share class as follows:

 Current Yield = (Net Change in Account Value per Class/Beginning Account Value per Class) x (365/7)

 Effective Yield = [(Net Change in Account Value per Class/Beginning Account Value per Class)]^(365/7)] - 1

               The AAL Money Market Fund for the Period Ended April 30, 2001

                                     Current Yield            Effective Yield

         Class A                         4.00%                     4.08%
         Class B                         3.87%                     3.94%
         Institutional Class             4.21%                     4.30%

Normal changes in the income earned and expenses affect the Fund’s yield. Also, any efforts we undertake to restrict or supplement the Fund’s dividends to maintain its net asset value at $1.00 will affect the Fund’s yield. (See “Net Asset Value” in the prospectus and in this statement of additional information.). Any portfolio changes we make due to net purchases or redemptions will affect the Fund’s yield. Accordingly, the Fund’s yield may vary from day to day. The yield stated for a particular past period is not a representation as to its future yield. We do not guarantee the Fund’s yield and the Fund’s principal is not insured. Although there is no assurance that we will be able to do so, we use our best efforts to maintain a net asset value of $1.00 per share for the Fund.

Other Performance Information

We may from time to time, include in the Funds’ sales literature and advertisements: (1) total return quotations computed for different time periods or by a method that differs from the computations described in the section above for Class A, B and Institutional Shares; (2) calculations of the growth of an investment (or series of investments), at various assumed interest rates and compounding, to show the effect of the length of time, interest rate and/or tax deferral on an investment for Class A, B and Institutional Shares; (3) illustrate the concepts of asset allocation by use of hypothetical case studies using various risk levels and life cycles, as well as illustrating the effect of various tax brackets and tax deferrals on hypothetical systematic investing for Class A, B and Institutional Shares; and (4) performance relative to the performance of other investments such as stocks, bonds, closed end funds, certificates of deposit, as well as various indexes such as the Consumer Price Index and indexes generated by Ibbotson & Associates and Chase Global Data and Research Products for Class A, B and Institutional Shares.

Performance information for Class A, B and Institutional Shares for the Funds may be compared to various unmanaged indexes, such as Morgan Stanley’s Europe, Autralasia and Far East (EAFE) and World, Dow Jones Industrial and Averages, the S&P 500, S&P MidCap 400, S&P SmallCap 600 or Lehman Brothers High Yield Index, Lehman Brothers Aggregate or other Lehman Bond Indexes, as well as indexes of similar mutual funds, and various foreign country and currency indexes. The Funds may include in their advertising rankings published by recognized statistical services or publishers such as Morningstar, Lipper Analytical Services, Inc., Weisenberger Investment Companies Services or share rankings published by other comparable national services that rank mutual funds. They also may use information from publications such as Barron’s, Business Week, The Economist, Financial World, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Smart Money, the Star, The Wall Street Journal or Worth, and from videotapes of television shows and interviews involving investment experts, including employees of the adviser and/or sub-adviser. Advertisements may depict performance graphically.

Average Annual Total Return on Net Amount Invested

Except for The AAL Money Market Fund, we may advertise an average annual total return calculation for Class A and Class B Shares for any appropriate time period, based upon the value of a net investment in the Fund for the class. We deduct the maximum sales charge for Class A Shares and deduct the CDSC for Class B Shares. We advertise average annual total return for net amount invested according to the following formula:

         P(1+T)^n = ERV

Where:

    P =    A hypothetical  $1,000 initial payment (the hypothetical initial net investment after deduction of the sales load);

    T =    Average annual total return for the class;
    n =    Number of years;

    ERV =  Ending redeemable value for the class (of the hypothetical $1,000 payment) at the end of the 1,
           5 and 10 year periods (or fractional portion thereof), after deduction of all non-recurring charges for the class (CDSC for Class B Shares), assuming redemption at the end of the period;

    ^ =    raised to the power of.

-----------------------------------------------------------------------------------------------------------

                                              Annual Returns
                                              Class A Shares

                                       Based on Net Amount Invested
-----------------------------------------------------------------------------------------------------------

                                             Average Annual Total Return for Periods Ended April 30, 2001

                                              -----------------------------------------------------------
The AAL Mutual Fund        Inception Date     1-Year       5-Years      10-Years      Since Inception
                                              ------------ ------------ ------------- -------------------

Technology Stock           7/1/00             N/A          N/A          N/A           (48.70)%
Aggressive Growth          7/1/00             N/A          N/A          N/A           (33.00)%
Small Cap Stock            7/1/96             7.77%        N/A          N/A           12.22%
Small Cap Index II         7/1/00             N/A          N/A          N/A           1.43%
Small Cap Value            7/17/01            N/A          N/A          N/A           N/A
Mid Cap Stock              6/30/93            7.26%        9.23%        N/A           13.29%
Mid Cap Index II           7/1/00             N/A          N/A          N/A           2.73%
International              8/1/95             (21.61)%     3.44%        N/A           4.88%
Capital Growth             7/16/87            (4.19)%      17.57%       14.94%        13.00%
Large Company Index II     7/1/00             N/A          N/A          N/A           (15.10)%
Equity Income              3/18/94            8.26%        11.25%       N/A           10.11%
Balanced                   12/29/97           3.10%        N/A          N/A           9.16%
High Yield Bond            1/8/97             (0.81)%      N/A          N/A           0.80%
Municipal Bond             7/16/87            10.34%       5.89%        6.51%         6.50%
Bond                       7/16/87            12.08%       6.48%        6.61%         7.01%

--------------------------------------------------------------------------------------------------------------------

                                              Annual Returns
                                              Class B Shares

                                       Based on Net Amount Invested*
--------------------------------------------------------------------------------------------------------------------

                                             Average Annual Total Return for Periods Ended April 30, 2001

                                              ----------------------------------------------------------
The AAL Mutual Fund        Inception Date     1-Year       5-Years      10-Years     Since Inception
                                              ------------ ------------ ------------ -------------------

Technology Stock           7/1/00             N/A          N/A          N/A          (49.00)%
Aggressive Growth          7/1/00             N/A          N/A          N/A          (33.50)%
Small Cap Stock            1/8/97             6.72%        N/A          N/A          9.25%
Small Cap Index II         7/1/00             N/A          N/A          N/A          0.73%
Small Cap Value            7/17/01            N/A          N/A          N/A          N/A
Mid Cap Stock              1/8/97             6.18%        N/A          N/A          10.75%
Mid Cap Index II           7/1/00             N/A          N/A          N/A          2.03%
International              1/8/97             (22.56)%     N/A          N/A          2.25%
Capital Growth             1/8/97             (5.14)%      N/A          N/A          15.49%
Large Company Index II     7/1/00             N/A          N/A          N/A          (15.70)%
Equity Income              1/8/97             7.12%        N/A          N/A          10.16%
Balanced                   12/29/97           2.13%        N/A          N/A          8.17%
High Yield Bond            1/8/97             (1.53)%      N/A          N/A          0.09%
Municipal Bond             1/8/97             9.39%        N/A          N/A          4.53%
Bond                       1/8/97             11.04%       N/A          N/A          5.30%

*There is no standardized average annual return information for the five-year and 10-year periods, which is based on gross amount invested, available for Class B Shares. Class B Shares first became available to investors on January 8, 1997.

Index Information

The S&P 500

The S&P 500 is a broad index of larger capitalization stocks. It is composed of 500 common stocks representing more than 70% of the total market value of all publicly traded common stocks. The index is constructed by Standard & Poor’s, which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on the U.S. stock exchanges are included in the index. Most stocks in the index are listed on the New York Stock Exchange. A much smaller number come from the American Stock Exchange and the over-the-counter market. The index is capitalization-weighted, that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 in no way implies an opinion by Standard & Poor’s as to its attractiveness as an investment.

The S&P MidCap 400 Index

The S&P MidCap 400 Index is a capitalization weighted index of 400 domestic stocks chosen for market size, liquidity and industry representation. As of December 2000, the median market capitalization for stocks in the S&P MidCap 400 Index was $1.8 billion. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market share value, which is share price times the number of shares outstanding. These are summed up for all 400 stocks and divided by a predetermined base value. The base value for the Standard & Poor’s MidCap 400 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights and substitutions, as well as other activities.

The S&P SmallCap 600 Index

The S&P SmallCap 600 Index is a capitalization weighted index of 600 domestic stocks chosen for market size, liquidity and industry representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market share value, which is share price times the number of shares outstanding. These are summed up for all 600 stocks and divided by a predetermined base value. The base value for the Standard & Poor’s SmallCap 600 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights and substitutions, as well as other activities.

Disclaimers and Limitations of Liabilities of Standard & Poor's

The disclaimers and limitations set forth below are set forth in a contract between Standard & Poor’s and AAL CMC. The product refers to the equity-based Index Funds:

  The AAL Large Company Index
  The AAL Large Company Index II
  The AAL Mid Cap Index
  The AAL Mid Cap Index II
  The AAL Small Cap Index II

The Licensee refers to AAL CMC. Standard & Poor's requires that such disclaimers be disclosed in this Registration Statement.

The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500, the S&P MidCap 400 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P, the S&P 500, the S&P MidCap 400 Index and the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to Licensee or the product. S&P has no obligation to take the needs of the Licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500, the S&P MidCap 400 Index and the S&P SmallCap 600. S&P is not responsible for, and has not participated in the determination of the prices and amount of the product or timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the product.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500, the S&P MidCap 400 Index or the S&P SmallCap 600 Index, or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to the results obtained by Licensee, owners of the product or any other person or entity from the use of the S&P 500, the S&P MidCap 400 Index and the S&P SmallCap 600 Index, or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500, the S&P MidCap 400 Index and the S&P SmallCap 600 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The AAL Mutual Funds (Trust) has filed the audited financial statements, notes to financial statements and report of independent accountants for the Trust for the fiscal year ended April 30, 2001, listed below, which are incorporated by reference from the Annual Report to Shareholders dated April 30, 2001, into this Statement of Additional Information. The AAL Mutual Funds has filed the audited financial statements below:

  Schedules of Investments as of April 30, 2001.
  Statement of Assets and Liabilities as of April 30, 2001.
  Statement of Operations for fiscal year ended April 30, 2001.
  Statement of Changes in Net Assets for fiscal year ended April 30, 2001.
  Notes to Financial Statements
  Financial Highlights period ended April 30, 2001.

THE AAL MUTUAL FUNDS

THE AAL U.S. GOVERNMENT ZERO COUPON TARGET FUNDS
Series 2001 and Series 2006
222 West College Ave.
Appleton, WI 54919-0007
Telephone: (800) 553-6319

STATEMENT OF ADDITIONAL INFORMATION

Dated July 17, 2001

This Statement of Additional Information is not a prospectus, but provides additional information to supplement the prospectus for The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006, dated July 17, 2001. You should read the statement of additional information in conjunction with the prospectus, and any supplements thereto. You may obtain the Funds’ prospectus at no charge by writing or telephoning the Funds at the address and telephone number above.

In this Statement of Additional Information, The AAL Mutual Funds are referred to as the “Trust,” and The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006 are referred to collectively as the “Funds” or individually as a “Fund.”

The Funds have incorporated by reference financial statements, notes to financial statements and report of independent accountants for the Funds included in the Annual Report to Shareholders of the Trust, for the year ended April 30, 2001.

                                                                           Page
                                                                           ----
Prospectus Page

Fund History

Description of the Fund and Its Investments and Risks

Management of the Fund

Control Persons and Principal Holders of Securities

Investment Advisory and Other Services

Brokerage Allocation and Other Practices

Capital Stock and Other Securities

Purchases, Redemptions and Pricing of Shares

Taxation of the Fund

Underwriters

Calculation of Performance Data

Financial Statements

HISTORY OF THE FUNDS

The AAL U.S. Government Zero Coupon Target Funds (the Funds) are two series of The AAL Mutual Funds (the Trust). The Trust is a Massachusetts Business Trust, which was organized on March 31, 1987. The Trust has different series of shares. The Trust refers to each series as a fund. In addition to The AAL U.S. Government Zero Coupon Target Funds, other AAL Mutual Funds (series) exist (available in both Class A, Class B and Institutional shares). The following other series are described in separate prospectuses: The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Index II, Small Cap Value, Mid Cap Stock, Mid Cap Index, Mid Cap Index II, International, Capital Growth Fund, Large Company Index, Large Company Index II, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, Bond Index and Money Market Funds.

Shares of The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006, became available to the public on November 14, 1991. The Funds closed sales to new shareholders and to additional purchases by existing shareholders on May 31, 1993, except for automatic investment plan purchases. The Funds allowed automatic investment plan purchases to continue through June 30, 1993. The Funds allow existing shareholders to continue their purchases of shares by reinvesting dividends and capital gains, if any, at net asset value in their existing shareholder accounts.

FUNDS’ ORGANIZATION AND DESCRIPTION AND THEIR INVESTMENTS AND RISKS

The Funds’ Classification

The U.S. Government Zero Coupon Funds, Series 2001 and 2006 are open-end mutual funds, meaning that they continuously issue redeemable shares representing interests in the Funds' underlying portfolio of U.S. government securities.

Other Investment Strategies and Risks

The following information supplements the information provided in the prospectus on the Funds' principal investment strategies and risks.

Zero Coupon Securities

The Funds invest at least 80% of a Fund’s net assets in U.S. government zero coupon securities. At least 50% of each Fund’s net assets will be invested in U.S. government zero coupon securities maturing within two years of the Fund’s target date.

In addition to the types of U.S. government zero coupon securities discussed in the prospectus, zero coupon securities may include U.S. Treasury bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS”) and Certificate of Accrual on Treasuries (“CATS”). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities, (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The staff of the Securities and Exchange Commission no longer considers “TIGRS” and “CATS” government securities.

The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Repurchase Agreements

The Funds may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to a Fund with the current agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time. The specified period of time is usually one week, but on occasion the period may be for a longer period. The Funds require continual maintenance of collateral (in cash or U.S. government securities) held by the custodian in an amount equal to, or in excess of, the market value of the securities that are the subject of the repurchase agreement.

In the event of a bankruptcy or other default of a seller of a repurchase agreement, there may be delays and expenses in liquidating the securities, declines in their value, and losses of interest. The Funds’ adviser maintains procedures for evaluating and monitoring the creditworthiness of firms with which they enter into repurchase agreements. No Fund may invest more than 10% of its total assets in repurchase agreements maturing in more than seven days or in securities subject to legal or contractual restrictions on resale.

When-Issued and Delayed Delivery Securities

The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Funds only purchase on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. The Funds may sell the securities before settlement date if the adviser deems it advisable for investment reasons.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, the Fund will have its custodian identify liquid assets having a value at least as great as the purchase price on its books throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Short-term Trading

Although there is no present intention to do so, the Funds, consistent with their investment policies, may engage in short-term trading (selling securities for brief periods of time, usually less than three months). The Funds will only engage in short-term trading if the adviser believes that such transactions, net of costs, would further the attainment of their investment objectives. For example, the needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates. These market dislocations have presented market trading opportunities. Such market dislocations might result from a broker needing to cover a substantial short position in a security or an abnormal demand for a security created by an unusually large purchase or sale by an institutional portfolio manager. The Funds cannot assure that such dislocations will occur in the future or that they will be able to take advantage of them. The Funds will limit their voluntary short-term trading, if any, to the extent necessary to qualify as a “regulated investment company” under the Internal Revenue Code.

Lending Portfolio Securities

Although there is no present intention to do so, the Funds may from time to time lend securities from their portfolios to brokers, dealers and financial institutions such as banks and trust companies. The adviser will monitor the creditworthiness of firms with which the Funds engage in securities lending transactions. In doing so, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. A Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.

The adviser will monitor the creditworthiness of firms with which the Funds engage in securities lending transactions. Collateral values are continuously maintained at 100% and marked to market daily. However, in the event of bankruptcy or other default of the borrower, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities, including possible decline in value of the collateral or loaned securities, possible lack of access to income during this period, and expenses of enforcing its rights.

Other Fund Policies

The Funds’ investment objective, which is to provide a high investment return over the selected periods of time (2001 and 2006), consistent with investments in U.S. government securities, is a fundamental policy. This means that it may not be changed without the approval of a “majority of the outstanding voting securities” of that Fund. A “majority of the outstanding voting securities” means the approval of the lesser of: (i) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund. In addition to the Funds’ investment objective, the Fund’s also have the following policies, which are fundamental and cannot be changed without a majority vote of the outstanding shares of a Fund.

  Senior Securities: A Fund may not issue senior securities (the Funds only issue one security class), except to the extent that it is necessary to borrow money in accordance with policy /2/.

  Borrowing: A Fund may borrow money, but not in amounts in excess of 10% of its total assets taken at current value. The Funds may only borrow from banks as a temporary measure for extraordinary or emergency purposes. The Funds will not borrow to increase income, but only to meet redemption requests that otherwise might require untimely dispositions of portfolio securities. Interest paid on any borrowings will reduce the Fund’s net income. A Fund must repay any loan outstanding before purchasing any other securities for its portfolio.

  Underwriting: A Fund may not underwrite securities of another issuer. A Fund, however, may purchase securities directly from an issuer thereof in accord with the Fund’s investment objectives and policies. A Fund also may dispose of portfolio securities even though the federal securities laws may deem such a distribution as an underwriting.

  Industry Concentration: A Fund may not invest more than 25% of its total assets (taken at current value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

  Real Estate: A Fund may not purchase or sell real estate, or real estate limited partnership interests.

  Lending: A Fund may not make loans to other persons. However, to the extent it is consistent with a Fund’s other investment policies a Fund may: (a) invest in debt obligations, including those that are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed loans; (b) enter into repurchase agreements; and (c) lend portfolio securities, provided that the Fund may not loan securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

  Issuer Concentration: A Fund may not invest more than 5% of its total assets in securities, including repurchase agreements, of any one issuer, except that it may invest up to 25% of its assets without regard to this limitation. This limitation does not apply to obligations issued or guaranteed by the U.S. government or a federal agency or evidence of receipts of such securities. The Funds expect to invest solely in U.S. government securities.

  Margin: A Fund may not purchase securities on margin, except for the use of short-term credit necessary for purchases and sales of portfolio securities.

  Short Sales, Options and Futures: A Fund may not make short sales of securities or maintain short positions or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

  Collateral: A Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities held in its portfolio except as necessary in connection with borrowings to the extent permitted by policy (2).

  Commodities: A Fund may not purchase or sell commodities or commodity contracts.

  Oil and Gas Investments: A Fund may not invest in oil, gas or mineral related programs or leases.

  Illiquid Securities: A Fund may invest in repurchase agreements maturing in more than seven days and in securities with legal or contractual restrictions on resale, but only to the extent that these investments do not exceed 10% of the Fund’s total assets at the time of purchase.

  Young Companies: A Fund may not invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that have not been in continuous operation for three years or more including any predecessors.

  Other Investment Companies: A Fund may purchase securities of other investment companies, but only to the extent of 10% of the Fund’s total assets. A Fund may not purchase more than 3% of the outstanding voting securities of any one investment company. A Fund also may not purchase securities in any one investment company in an amount greater than 5% of the Fund’s total assets. These restrictions do not apply when a Fund purchases investment company securities in connection with a merger, consolidation, acquisition or reorganization.

  Control: A Fund may not purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

Because the Funds intend to invest solely in U.S. government securities, the Funds generally will not have to apply its policies on other types of issuers or investments.

MANAGEMENT OF THE FUNDS

Board of Trustees and Executive Officers

The management of The AAL Mutual Funds is under the supervision of the Board of Trustees. The Trustees and Executive Officers of the Funds and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Trustees and Officers is 222 West College Avenue, Appleton, WI 54919-0007:

Name, Address and Age          Position with the Funds /1/    Principal Occupation
---------------------          ---------------------------    --------------------

F. Gregory Campbell            Trustee                        President, Carthage College
d/o/b  2/16/39
2001 Alford Park Drive
Kenosha, WI 53140

Woodrow E. Eno*                Trustee                        Senior Vice-President
d/o/b  4/5/46                  Vice-President                 Secretary and General Counsel
                                                              Aid Association for Lutherans

Richard L. Gady                Trustee                        Vice-President of Public Affairs
d/o/b  2/28/43                                                and Chief Economist, ConAgra,
One ConAgra Drive                                             Inc. (agribusiness)
Omaha, NE 68102-5001

John O. Gilbert*               Trustee                        Chariman, President and Chief
d/o/b  8/30/42                                                Executive Officer,

                                                              Aid Association for Lutherans

Edward W. Smeds                Trustee                        Retired; President, Customer Service
d/o/b  2/15/36                                                and Operations, Kraft Foods
10 Regent Wood Road                                           (food and agriculture)
Northfield, IL 60093

Lawrence M. Woods              Trustee                        Retired; formerly Executive
d/o/b  4/14/32                                                Vice-President and Director, Mobil Oil
524 Sunset Drive                                              Corporation (oil producer)

Worland, WY 82401

Robert G. Same                 President                      Vice-President, Chief Compliance
d/o/b  7/28/45                                                Officer and Deputy General Counsel,
                                                              Aid Association for Lutherans;
                                                              President, AAL Capital Management
                                                              Corporation

James H. Abitz                 Vice-President                 Chief Investment Officer and Senior
d/o/b  5/27/45                                                Vice-President, Investments, Aid

                                                              Association for Lutherans

Charles D. Gariboldi           Treasurer                      Second Vice-President, Investment
d/o/b  12/31/59                                               Accounting Services, Aid Association

                                                              for Lutherans

Frederick D. Kelsven           Secretary                      Assistant Vice President, Assistant
d/o/b  2/9/47                                                 General Counsel and Deputy Compliance
                                                              Officer, Aid Association for
                                                              Lutherans; Vice-President and Chief
                                                              Compliance Officer, Aetna Retirement
                                                              Services (financial services);
                                                              Director of Compliance, Nationwide
                                                              Financial Services (financial services)

__________
/1/ Trustees of The AAL Mutual Funds also serve as Directors for the AAL Variable Product Series Fund, Inc. Officers of The AAL Mutual Funds also hold the same position for the AAL Variable Product Series Fund, Inc.

* Denotes Trustees who are “interested persons” of the Funds, as defined in the Investment Company Act of 1940.

Compensation

The Funds do not make payments to any of the officers for services to the Trust. The Funds, however, pay the independent Trustees (those who are not officers or employees of AAL CMC or Aid Association for Lutherans) an annual fee of $27,500. The Funds assess these fees ratably, rounded to the nearest one-thousand dollars, to each series of The AAL Mutual Funds. The Funds reimburse the Trustees for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for The AAL Mutual Funds. Each Trustee of the Funds or Trust who is not affiliated with AAL or the Adviser is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The Funds maintain their proportionate share of AAL’s liability for the deferred fees. For the fiscal year ended April 30, 2001, the Funds paid an aggregate of $121,080.61 in Trustees’ fees and expenses, of which $82,500 was deferred.

Fees paid to the Trustees for the fiscal year ended April 30, 2001 are set forth below.

Name of Trustee         Aggregate Compensation from Funds     Total Compensation from Funds and Fund
                                                              Complex Paid to Trustees /1/

F. Gregory Campbell     $27,500                               $37,500
Woodrow E. Eno          $0                                    $0
Richard L. Gady         $27,500 /2/                           $37,500
John O. Gilbert         $0                                    $0
John H. Pender /3/      $0                                    $0
Edward W. Smeds         $27,500 /2/                           $37,500 /4/
Lawrence M. Woods       $27,500 /2/                           $37,500

__________
/1/ Includes compensation received for serving as a Director of the AAL Variable Product Series Fund, Inc., a family of mutual funds that has the same Board as The AAL Mutual Funds and is also managed by AAL CMC.
/2/ Payment includes $27,500 of Trustee compensation that was deferred and invested into the Funds for the year ended April 30, 2001.
/3/ Retired as Trustee of The AAL Mutual Funds and Director of the AAL Variable Product Series Fund, Inc. as of 12/31/00.
/4/ Payment includes $37,500 of Trustee and Director compensation that was deferred and invested into the Funds for the year ended April 30, 2001.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of June 30, 2001, no one was considered a control person of the Funds. A control person is one who has beneficial interest in more than 25% of the voting securities of a Fund or one who asserts or is adjudicated to have control of a Fund.

Principal Holders

As of June 30, 2001, the following were principal holders of the Funds' securities. Principal holders are those who own (either of record or beneficially) in excess of 5% of a Fund's outstanding shares.

Target Fund 2001
                        Charles N. Schmehl Cust Justin W. Schmehl        6.66%
                        17123 County Road 60
                        Rawson OH 45881-9716
Target Fund 2006
                        Norm J. May                                      5.02%
                        35 Interlachen Pl
                        Tonka Bay, MN 55331-9522

Management Ownership

As of June 30, 2001, the officers and Trustees owned less than 1% of the Funds' shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Control

Please refer to our description of the adviser, advisory agreement and fees under "Management, Organization, and Capital Structure" in the prospectus. We have incorporated the prospectus herein by reference

Advisory Fees

The Funds pay the adviser an investment advisory fee computed separately and paid monthly for each Fund. Each Fund pays an advisory fee of 0.50 of 1% of the Fund's average daily net assets. Since 1995, however, the adviser has not charged the Funds an investment advisory fee. The adviser is also reimbursing each Fund's expenses in excess of 1.0%. Although the Funds do not have any intention to do so, they may discontinue or modify these waivers or reimbursements at any time.

The Funds have paid the following advisory fees to the adviser for the last three fiscal years:

                          The AAL U.S. Government Zero Coupon    The AAL U.S. Government Zero Coupon

Periods Ended April 30           Target Fund Series 2001              Target Fund Series 2006
----------------------           -----------------------              -----------------------

1999                                        0                                0
2000                                        0                                0
2001                                        0                                0

Affiliated Principal Underwriter

In addition to being the adviser for The AAL Mutual Funds (Trust), AAL CMC is the principal underwriter for the Trust under a written distribution agreement with the Trust.

AAL CMC's address is:

AAL Capital Management Corporation
222 West College Avenue
Appleton, Wisconsin 54919-0007

The Trust's executive officers; Robert G. Same, James H. Abitz, Woodrow E. Eno, Charles D. Gariboldi and Frederick D. Kelsven also serve as Officers of AAL CMC, the adviser and distributor of The AAL Mutual Funds. Woodrow E. Eno and James H. Abitz also serve as Directors of AAL CMC.

Advisory Services and Expenses

The adviser furnishes the Trust, at its expense, pursuant to the investment advisory agreement, with all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under the advisory agreement. The adviser also pays all compensation of Trustees, officers and employees of the Trust who are affiliated persons of the adviser. The advisory duties include trading in any stocks, bonds or other securities or assets for a Fund’s portfolio and placing orders and negotiating commission for these trades.

Except for the specific transfer agent and custodial activities, AAL CMC, as the adviser and distributor for the Trust, handles the other management functions of the Trust, including its investment advisory duties. All costs and expenses not expressly assumed by the adviser under the advisory agreement are paid by the Trust, including, but not limited to:

  interest and taxes;
  brokerage commissions;
  insurance premiums;
  compensation and expenses of its Trustees other than those affiliated with the adviser;
  legal and audit expenses;
  fees and expenses of the Trust's custodian and transfer agent;
  expenses incident to the issuance of the Trust's shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends;
  fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares;
  expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust;
  all other expenses incidental to holding meetings of the Trust's shareholders;
  dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations;
  such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; and
  all expenses which the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The advisory agreement provides that subject to Section 36 of the Investment Company Act of 1940, the adviser shall not be liable to the Trust for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust and the performance of its duties under the agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements.

As to the Funds, the Board of Trustees approved the advisory agreement on February 27, 1990. The Funds’ shareholders approved the advisory agreement on November 12, 1991. The advisory agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not Interested Persons (as defined in the Act.)

The advisory agreement is terminable upon assignment or at any time without penalty by the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Trust, with respect to any Fund by the vote of a majority of the outstanding shares of such Fund, or by the adviser on 60 days’ written notice to the Trust.

Other Services

Administrative Services

Pursuant to an administrative services agreement with the Trust, AAL CMC provides certain administrative, accounting and pricing services to the Funds. These services include: calculating the daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balance monthly; recording purchases and sales; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds. The Adviser has agreed to provide these services at rates which would not exceed the rates charged by unaffiliated vendors for similar services. The present agreement provides that the Trust shall pay to the Funds the annual rates of payment as follows:

    The AAL U.S. Government Zero Coupon Target Fund Series 2001   -   $2,500
    The AAL U.S. Government Zero Coupon Target Fund Series 2006   -   $2,500

The administrative services agreement will continue in effect from year to year, as long as it is approved at least annually by the Board of Trustees or by a vote of the outstanding voting securities of the Funds and in either case by a majority of the Trustees who are not parties to the agreement or interest persons of any such party. The agreement terminates automatically if either party assigns the agreement. The agreement also terminates without penalty upon 60 days notice by either party. The agreement provides that neither the advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the agreement, except willful misfeasance, bad faith or gross negligence in the performance of their duties or by reckless disregard of their obligations and duties under the agreement.

Shareholder Maintenance Agreement

The Trust has entered into a contract with AAL CMC to provide certain shareholder maintenance services, effective April 1, 1995. These shareholder services include answering customer inquiries regarding account status, explaining and assisting customers with the exercise of their account options and facilitating shareholder telephone transaction requests.

The annual fee the Trust pays for AAL CMC to provide such shareholder services is based upon, and limited by, the difference between the current account fees actually charged by PFPC, Inc. as transfer and dividend disbursing agent, and the normal full-service fee schedule published by PFPC, Inc. The annual fee is also based on reimbursement for certain actual out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is at an annualized rate of $3.75 per account, effective April 30, 2001. The shareholder maintenance agreement continues in effect from year to year, as long as it is approved at least annually by the Funds’ Board of Trustees or by a vote of the outstanding voting securities of the Funds. In either case, the agreement must be approved annually by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement terminates automatically if either party assigns the agreement. The agreement also terminates without penalty by either party on 60-days notice. The agreement provides that neither the adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the agreement. These fees are not currently assessed against the Funds but may be in the future.

Rule 12b-1 (“Distribution”) Plan

Because the Funds are no longer being sold, the distributor is waiving the 12b-1 fees under the distribution plan. The Funds will not reinstate the 12b-1 fees as they are not open to investors for new sales. The following description applies to the plan when such fees were paid.

The Trust’s distribution plan (“Plan”) is written in contemplation of Rule 12b-1 (“Rule”) under the Investment Company Act of 1940 (the “40 Act”). The Plan authorizes the distributor to make payments to any qualified person (“recipient”) who has rendered assistance in the distribution of a Fund’s annual returnshares (such as sale or placement of a Fund’s shares, or administrative assistance, such as maintenance of sub-accounting or other records). The Plan also authorizes the distributor to purchase advertising for shares of the Funds, to pay for sales literature and other promotional material, and to make payments to its sales personnel. Any such payments to qualified recipients or expenses will be reimbursed or paid by the Funds, up to a limit of 0.10 of 1% of the average net assets in a given fiscal year. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years.

The Plan states that if and to the extent that any of the following payments by the Funds are considered to be “primarily intended to result in the sale of shares” issued by a Fund within the meaning of Rule 12b-1 of the 40 Act, such payments by a Fund are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan. Such costs include:

  the costs of the preparation, printing, and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of a fund or other funds or other investments;
  the costs of preparing, printing and mailing of all prospectuses to shareholders;
  the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Funds' shares;
  all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements;
  all fees and expenses relating to the qualification of the Funds and or their shares under the securities or "Blue Sky" laws of any jurisdiction;
  all fees under the Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Funds' shares;
  all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance;
  all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and
  all costs of responding to telephone or mail inquiries of shareholders.

The Plan also has recognized that the costs of distribution of the Trust’s shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the distributor, and that the profits, if any, of the adviser are dependent primarily on the advisory fees paid by the Funds to the Adviser. If and to the extent that any investment advisory fees paid by the Funds might, in view of any excess distribution costs and the common ownership of the adviser and distributor, be considered as indirectly financing any activity that is primarily intended to result in the sale of shares issued by the Funds, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the Act as to any investment advisory contract to which the Trust is a party, the Board of Trustees, including its Trustees who are not “interested persons” as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (“Qualified Trustees”), shall, in acting on the terms of any such contract, apply the “fiduciary duty” standard contained in Sections 36(a) and (b) of the Act.

The Plan requires that while it is in effect the distributor shall report in writing at least quarterly to the Trustees, and the Trustees shall review, the following:

  the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made;
  the amounts of expenses and the purpose of each such expense; and
  all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

The aggregate amount paid by the Funds to the distributor under the Plan for the fiscal year ended April 30, 2001 and the manner in which this amount was spent is as follows:

    Gross 12b-1 fees paid by the Funds                 $0
    Expenditures

      Compensation to Registered Representatives       $0
      Other                                            $0

The Plan as it affects the Funds’ shareholders was approved by the Funds’ shareholders on November 12, 1991. The Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and the Qualified Trustees (as defined in the Plan) cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time without penalty by a vote of a majority of the Qualified Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Trust, and with respect to any Fund, by the vote of a majority of the outstanding shares of such Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust is committed to the discretion of such disinterested Trustees. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Code of Ethics

Rule 17j-1 promulgated under Section 17(j) of the Investment Company Act of 1940 makes it illegal for persons associated with the Fund, the adviser or sub-adviser, who have knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect the Fund against such conduct, the Fund, the adviser and sub-adviser have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The code of ethics do not prohibit persons who have knowledge of the Fund’s portfolio securities actual trades or anticipated trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Funds’ portfolio securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits them.

Other Service Providers

Transfer and Dividend Paying Agent

PFPC, Inc.
4400 Computer Drive
Westborough, MA 01581

As the transfer agent, PFPC handles the recordkeeping for the Funds’ shares and is authorized to make the transfers of and distributions for a Fund’s annual returnshares in accordance with instructions from the Funds.

Custodian

Citibank, N.A.
111 Wall Street
New York, NY 10043

As the custodian, Citibank holds the assets of each Fund and provides safekeeping, clearing and other services for the Funds' portfolios.

Independent Accountants

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1500
Milwaukee, Wisconsin 53202

The Trust’s independent accountants, PricewaterhouseCoopers LLP, examine the Funds’ annual financial statements, assist in the preparation of certain reports to the Securities and Exchange Commission and prepare the Trust’s state and Funds’ federal tax returns.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

The adviser directs the placement or orders for the purchase and sale of the Funds’ portfolio securities. Generally, the adviser places purchases and sales of portfolio securities with primary market makers (dealers) for these securities on a net (principal) basis, without paying any brokerage commissions. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of portfolio securities from the dealers of zero coupon securities, in particular, may include a mark-up which may be included in a spread between the bid and asked price. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

Commissions

Because the Target Funds portfolios invest in U.S. government securities, which generally trade on a principal basis through a dealer rather than on a commission basis through a broker, the Target Funds did not pay any commissions for the past three years. The Trust, which includes all of The AAL Mutual Funds series, paid the following brokerage commissions:

                             April 30, 2001     April 30, 2000    April 30, 1999
The AAL Mutual Funds           $8,477,031         $3,736,355        $3,685,438

Brokerage Selection

In placing portfolio transactions, the adviser seeks the best combination of price and execution. In determining which dealers provide best execution, the adviser looks primarily to the price quoted. The adviser normally places orders with the dealer through which it can obtain the most favorable price. The adviser will normally purchase securities in their primary markets. In assessing the best net price and execution available to a Fund, the adviser will consider all factors it deems relevant. These factors include:

  the breadth of the market in the security;
  the price of the security;
  the financial condition and execution capability of the dealer; and
  the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Although it is expected that sales of shares of the Funds will be made only by the distributor, the adviser may in the future consider the willingness of particular dealers to sell shares of the Funds as a factor in the selection of dealers for the Funds’ portfolio transactions, subject to the overall best price and execution standard.

Assuming equal execution capabilities, the adviser may take into account other factors in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. The Adviser may consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Funds’ net asset values, and other information provided to the Funds, to the adviser or its affiliates. The adviser may also cause a Fund to pay to a broker or dealer who provides such brokerage or research services a commission for executing a portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The adviser must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the adviser exercises investment discretion. It is possible that certain of the services received by the adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the adviser.

CAPITAL STOCK AND OTHER SECURITIES

The Funds are separate series of a Massachusetts Business Trust organized under a Declaration of Trust dated March 31, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either its shareholders or its Board of Trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board of Trustees may authorize. Currently, the Board has authorized eleven series which bear the name of The AAL Mutual Funds (Trust).

Each share of a Fund is entitled to participate pro rata in any dividends or other distributions declared by the Board with respect to that Fund, and all shares of a Fund have equal rights in the event of liquidation of that Fund.

Each share of each Fund is entitled to one vote on each matter presented to shareholders of that Fund. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. On matters affecting an individual Fund (such as approval of advisory and sub-advisory contracts and changes in fundamental policies of a Fund) a separate vote of the shares of that Fund is required. Shares of a Fund are not entitled to vote on any matter not affecting that Fund. All shares of each Fund vote together in the election of Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. Notice of such disclaimer is given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meet its obligations.

Regarding the Target Funds, Series 2001 and Series 2006, they contain only one class of shares, which are untitled but are considered to be Class A shares. The Funds’ shares, when open to investors for new sales, were sold with a front-end sales charge (load). The Funds’ shareholders have the right to retain and dispose of their shares freely. Each share of the Funds represents an interest in a Fund proportionately equal to the interest of each other share. As a result, if the Target Funds (and any other Funds in the Trust’s series of Funds) were to liquidate, all shareholders of a Fund would share pro rata in its net assets available for distributions to shareholders of its class. In addition, each share of a Fund has a proportionate interest in any Fund distributions of interest or capital gains and a proportionate interest upon redemption (which equals the net asset value per share at the time). Shareholders may redeem their shares at any time, subject to any rights a Fund may have to suspend redemptions under the Investment Company Act of 1940.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Net Asset Value

The Funds offer their shares to the public through their distributor, AAL CMC. You can contact your AAL registered representative for information or call The AAL Mutual Funds directly at 800-553-6319. When the Funds were open for new investments, the Funds sold their shares at the public offering price (POP). The POP is based on a Fund’s net asset value (NAV) per share plus a sales charge (load):

    NAV + Sales charge = Offering Price.

A Fund determines the POP of a share by dividing its net asset value by 100% minus the sales charge percentage :

    NAV/(100%- Sales charge %) = Public Offering Price.

For example if a Fund's NAV is $10 per share and the maximum sales charge is 4.75%, the POP would equal $10.49 per share.

The Funds calculate the net asset value of their shares once daily on days when the New York Stock Exchange is open for business. The NYSE regularly closes on Saturdays and Sundays and on New Years’ Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively. The Funds wait until after the close of the NYSE (3:00 p.m. Central Time) before calculating the value of their shares.

Net asset value is determined by dividing the total assets of the particular Fund, less all its liabilities, by the total number of shares of that Fund outstanding:

      NAV = (Assets - Liabilities) / No. Shares

      Where:

        Assets        =     Cash + Current Value of Securities in the Fund
        No. Shares    =     Number of Shares Outstanding for the Fund
        NAV           =     Net Asset Value per Share for the Fund

Each Fund determines the value of securities in its portfolio through the use of pricing services approved by the Trustees. The pricing services utilize information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Money market instruments with remaining maturities of 60 days or less are valued by the amortized cost method, which the Trustees believe approximates fair value. Because of the large number of zero coupon securities available, many may not trade each day; therefore, bid and asked prices frequently are not available. In valuing such securities, then, the pricing services generally take into account institutional size, trading in similar groups of securities and any developments related to specific securities. Other securities and assets are valued in good faith at fair value using methods (including pricing services) determined by the Trustees and applied on a consistent basis. The Trustees review the valuation of each Fund’s portfolio securities through receipt of regular reports from the Adviser.

Generally, trading in U.S. government securities and other fixed income securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund’s shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events will not be reflected in the computation of a Fund’s net asset value. If events materially affecting the value of the Trust’s securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

The difference between the POP and the NAV (net amount invested in the Funds) is paid to the distributor, AAL CMC, the principal underwriter for The AAL Mutual Funds.

To provide an additional benefit to those who work for the Funds, the Trustees, directors and employees of the Funds and the adviser, as well as persons licensed to receive commissions for sales of The AAL Mutual Funds, may not pay a sales charge on their purchases or on the purchases made by family members residing with them. Also, to promote Lutheranism, the Funds reduce the sales charges on shares sold to Lutheran congregations and charitable organizations.

The Funds intend to pay all redemptions in cash and are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders will likely incur brokerage fees in selling the securities received in the redemptions. Additionally, until the securities received are sold there is the risk they could lose value.

Each Fund reserves the right to suspend or postpone redemptions during any period when:

  trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings;
  the Securities and Exchange Commission has by order permitted such suspension; or
  an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

TAXATION OF THE FUNDS

Each of the Funds has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gains) and is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be distributed, but not actually distributed under a prescribed formula. The formula requires each Fund to distribute to shareholders during a calendar year an amount equal to at least 98% of a Fund’s ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses as prescribed in the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment company taxable income includes dividends, interest (including original issue discount amortization) and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains of a Fund for a fiscal year are computed by taking into account any capital loss carryforward of such Fund to the extent allowed by the Internal Revenue Code.

If any net realized long-term capital gains in excess of net realized short-term capital losses are not distributed by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will report such capital gains as long-term capital gains, will be able to claim their share of federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their shares by the difference between their pro rata share of such gains and their tax credit.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. Under the federal income tax law, a portion of the difference between the purchase price and the face amount of zero coupon securities (“original issue discount”) will be treated as income to any Fund holding securities with original issue discount each year, although no current payments will be received by such Fund with respect to such income. This original issue discount amortization will comprise a part of that investment company taxable income of such Fund that must be distributed to shareholders in order to maintain its qualification as a regulated investment company and to avoid federal income tax at the Fund level. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount amortization, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.

Since the Funds invest primarily in zero coupon securities upon which they will not receive cash payments of interest, to the extent shareholders of the Funds elect to take their distributions in cash, these Funds may have to generate the required cash from interest earned on non-zero coupon securities from the disposition of such securities, or possibly from the disposition of some of their zero coupon securities.

Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the relevant Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable whether received in shares or in cash.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders. Investors are urged to consult their tax advisors with specific reference to their own tax situations, including state and local tax liability.

UNDERWRITERS

Until May 31, 1993, AAL CMC, the principal underwriter, for the Funds, offered the shares of the Funds for sale on a continuous basis through its field sales force. The Funds paid the aggregate underwriting commissions received and the amount of commissions retained by the underwriter for the last three years were as follows:

Fiscal Year Ended April, 30     Aggregate Commissions       Retained Commissions
---------------------------     ---------------------       --------------------

2001                                     $0                          $0
2000                                      0                           0
1999                                      0                           0

With respect to all commissions and other compensation, AAL CMC, the sole distributor for the Funds, does not receive any compensation in connection with redemptions and repurchases, brokerage commissions or other compensation.

CALCULATION OF PERFORMANCE DATA

From time to time, the Funds may advertise yield and total return for various periods of investment. Such information will always include uniform performance calculations based on standardized methods established by the Securities and Exchange Commission, and may also include other total return information. Yield is based on historical earnings and total return is based on historical calculated earnings; neither is intended to indicate future performance. Performance information should be considered in light of the Funds’ investment objectives and policies, characteristics and quality of their portfolio securities and the market conditions during the applicable period and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors in addition to differences in the methods used in calculating performance information, and the impact of taxes on alternative investments when comparing a particular Fund’s performance to the performance data published for alternative investments.

Standardized Performance Information

Average Annual Total Return

For each of the Funds, standardized average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or the portion thereof during which the Fund has been in existence) that would equate the initial amount invested to the ending redeemable value according to the following formula:

         T = n/(ERV/P) - 1

Where:

T   =   average annual total return;

n   =   number of years and portion of a year;

ERV =   ending  redeemable value (of the  hypothetical  $1,000 payment) at the end of the 1, 5 and 10 year periods,  or fractional  portion  thereof, after deduction of all non-recurring charges to be deducted,  assuming redemption at the end of the period; and

P   =   $1,000 (the  hypothetical  initial  payment  before  deduction  of the maximum sales load).

                    Average Annual Total Return for the
                        Period Ended April 30, 2001

                  Series 2001             Series 2006

1 Year              7.05%                   15.28%

5 Year              5.96%                   8.48%

10 Year             7.73%                   9.75%

Current Yield

Current yield quotations for the Funds are based on a 30-day (or one month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2 [(((a-b)/cd)+1)^6-1]

a  =    Dividends and interest earned during the period;

b  =    Expenses accrued for the period (net of reimbursements);

c  =    The average daily number of shares outstanding during the period that were entitled to receive dividends; and

d  =    The maximum offering price per share on the last day of the period.

For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. The yields for the Funds, Series 2001 and 2006, for the 30-day period ended April 30, 2001, were 5.36% and 5.40%, respectively. When advertising yield, a Fund will not advertise a one-month or a 30-day period that ends more than 45 days before the date on which the advertisement is published.

Other Performance Information

The Funds may, from time to time, include in their advertisements quotations computed for a time period, or by a method that differs from the computations described in the foregoing section.

Average Annual Total Return

The Funds may advertise an average annual total return calculation for any appropriate time period, based upon the value of a net investment in the Fund, after deduction of the maximum sales charge according to the following formula:

 T = (ERV/P)^(1/n)-1

 Where:

 T    =   average annual total return;
 n    =   number of years and portion of a year;
 ERV  =   ending redeemable value (of the hypothetical $1,000 payment) at the end of any period, after deduction of all non-recurring charges to be deducted, assuming redemption at the end of the period;
 P    =   $1,000 (the hypothetical initial net investment) after deduction of
 ^    =   the sales load; and raised to the power of.

                     Average Annual Total Return for the
                        Period Ended April 30, 2001

                   Series 2001              Series 2006
                   -----------              -----------
1 Year             7.05%                    15.28%
5 Year             5.96%                    8.48%
10 Year            7.73%                    9.75%

Anticipated Growth Rate

The anticipated growth rate is a calculation of predicted return. Anticipated growth will consist primarily of the estimated amortization of discount on the zero coupon securities in a Fund and, to a much lesser degree, of projected cash flow on income-producing securities in excess of estimated expenses. The anticipated growth rate is the rate which, when compounded on a semi-annual basis, equates the current market value of a Zero Coupon Fund to the sum of the present values of the payments to be received from securities held in the Fund. It is calculated net of expenses on a bond-equivalent basis in order to facilitate comparison with returns obtainable from U.S. Treasury notes, bonds and stripped (zero coupon) securities, if held directly. The calculation is based on certain assumptions (See “Investment Objectives and Policies”). A shareholder that redeems prior to maturity of a Fund may experience a significantly different investment return than was anticipated at time of purchase.

Performance information for the Funds may be compared to various unmanaged indices, such as the Dow Jones Industrial Average, the S & P 500 or the Lehman Aggregate Bond Index, as well as indices of similar mutual funds. The Funds may also include in their advertising rankings published by recognized statistical services or publishers such as Lipper Analytical Services, Inc., Wiesenberger Investment Companies Services or rankings published by other comparable national services which rank mutual funds.

FINANCIAL STATEMENTS

The AAL Mutual Funds (“Trust”) has filed audited financial statements, notes to financial statements and report of independent accountants for the Trust for the fiscal year ended April 30, 2001, for The AAL U.S. Government Target Funds, Series 2001 and 2006, which are incorporated by reference into this Post-Effective Amendment to this Registration Statement. Class A, Class B and Institutional shares for The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Index II, Mid Cap Stock, Mid Cap Index , Mid Cap Index II, International, Capital Growth, Large Company Index, Large Company Index II, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, Bond Index and Money Market Funds are contained in separate prospectuses.

PART C: OTHER INFORMATION

Item 23. Exhibits

In response to this item, the Registrant incorporates by reference the Exhibit Index following the Signature Page to this amendment. Except as noted below, all required exhibits have been previously filed and are incorporated by reference from the Funds’ Registration Statement on Form N-1A (File No. 33-12911), as amended:

Name of Exhibit                                                Incorporated by Reference             Filed Herewith
---------------                                                -------------------------             --------------
(a)  Articles of Incorporation for The AAL Mutual Funds,       Post-Effective Amendment No. 26
     as amended                                                Filed June 25, 1998

(b)  By-Laws of the Fund, as amended                           Post-Effective Amendment No. 26
                                                               Filed June 25, 1998

(c) Instruments Defining Rights of Security Holders            N/A

(d)(i) Amendment 14 to the Investment Advisory Agreement                                                   X
with AAL CMC effective September 1, 2000

(d)(ii) Amendment 15 to the Investment Advisory Agreement                                                  X
with AAL CMC effective July 17, 2001

(e)(i)  Amendment 10 to the Distribution Agreement with AAL                                                X
CMC effective July 1, 2000

(e)(ii)  Amendment 11 to the Distribution Agreement with AAL                                               X
CMC effective July 17, 2001

(f)  Bonus or Profit Sharing Contracts                         N/A

(g)  Global Custodial Services Agreements between the Funds    Post-Effective Amendment No.30
and Citibank, N.A., as amended                                 Filed April 6, 1999

(h)(i)  Amendment 4 to the Administrative Services Agreement                                               X
between the Funds and AAL effective July 17, 2001

(h)(ii)  Amendment 8 to the Shareholder Maintenance                                                        X
Agreement effective July 1, 2000

(h)(iii)  Amendment 9 to the Shareholder Maintenance                                                       X
Agreement effective July 17, 2001

(h)(iv)  Transfer Agency Agreement with PFPC dated February                                                X
1, 2001

(h)( v)  Amendment 1 to the Transfer Agency Agreement with                                                 X
PFPC effective July 17, 2001

(i)  Opinion and Consent of Counsel                                                                        X

(j)(i)  Consent of Independent Auditors - A, B & Institutional Shares                                  X

(j)(ii)  Consent of Independent Auditors - Target Funds                                                    X

(k)  Omitted Financial Statements                              N/A

(l)  Initial Capital Agreements                                N/A

(m)(i)  Amendment 2 to the Distribution (12b-1) Plan                                                       X
effective July 1, 2000

(m)(ii)  Amendment 3 to the Distribution (12b-1) Plan                                                      X
effective July 17, 2001

(n)  Financial Data Schedule                                   N/A

(o)  Rule 18f-3 Plan                                           Post-Effective Amendment No. 26
                                                               Filed June 25, 1998

(p)(i)  Code of Ethics for AAL and Affiliates                                                              X

(p)(ii)  Code of Ethics for Sub-Adviser, Oechsle                                                           X
International Advisors LLC

(p)(iii)  Code of Ethics for Pacific Investment Management                                                 X
Company

(p)(iv)  Code of Ethics for Janus Capital Corporation                                                      X

Item 24. Persons Controlled By or Under Common Control with the Fund

AAL is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. AAL controls the following wholly-owned, direct and indirect subsidiaries: (a) AAL Holdings, Inc., a Delaware corporation that is a holding company that has no independent operations; (b) AAL Capital Management Corporation, a Delaware corporation that is a registered investment adviser and broker-dealer; (c) North Meadows Investment Ltd., a Wisconsin corporation organized for the purpose of holding and investing in real estate; and (d) AAL Bank and Trust, FSB, a federally chartered thrift institution. Financial statements of AAL are filed on a consolidated basis with regard to each of the foregoing entities.

                                                   -----------------------------
Parent Company                                       AAL
                                                     (Wisconsin corp.)
Holding Company                                      AAL Holdings, Inc.
                                                     (Delaware corp.)

                    ------------------------------ ----------------------------- -----------------------------
Wholly-owned        AAL Capital Management Corp.    AAL Bank and Trust, FSB       North Meadows Investment
subsidiaries of     (Delaware corp.)                (Federal charter)             Ltd.
AAL Holdings, Inc.                                                               (Wisconsin corp.)
                    ------------------------------ ----------------------------- -----------------------------

Item 25. Indemnification

Under Section 12 of Article Seven of the Funds’ Declaration of Trust, the Funds may not indemnify any trustee, officer or employee for expenses (e.g., attorney’s fees, judgments, fines and settlement amounts) incurred in any threatened, pending or completed action, if there has been an adjudication of liability against such person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties of office (“disabling conduct”).

The Funds shall indemnify their trustees, officers or employees for such expenses whether or not there is an adjudication of liability, if, pursuant to Investment Company Act Release 11330, a determination is made that such person was not liable by reason of disabling conduct by: (i) final decision of the court before which the proceeding was brought; or (ii) in the absence of such a decision, a reasonable determination, based on factual review, that the person was not liable for reasons of such conduct is made by: (a) a majority vote of disinterested, independent trustees; or (b) independent legal counsel in a written opinion.

Advancement of expenses incurred in defending such actions may be made pursuant to Release 11330, provided that the person undertakes to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one or more of the following conditions is met: (1) the person provides security for the undertaking; (2) the Funds are insured against losses arising by reason of any lawful advances; or (3) a majority of disinterested non-party trustees or independent legal counsel in a written opinion determines, based on review of readily available facts, that there is reason to believe the person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Funds pursuant to the foregoing provision, or otherwise, the Funds have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Funds of expenses incurred or paid by a trustee, officer or controlling person of the Funds in the successful defense of any action, suit or proceeding) is asserted by such trustees, officer or controlling person in connection with the securities being registered, the Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

AAL Capital Management Corporation is the investment adviser (“Adviser”) of the Funds. Janus Capital Corporation is the sub-adviser to The AAL Aggressive Growth Fund. Oechsle International Advisers LLC is the sub-adviser for The AAL International Fund. Pacific Investment Management Company is the sub-adviser for The AAL High Yield Bond Fund. For information as to the business, profession, vocation or employment of a substantial nature of the Adviser, reference is made to Parts A and B of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Adviser. AAL CMC also serves as Adviser to the AAL Variable Product Series Fund, Inc.

Item 27. Principal Underwriters

(a) Not Applicable

(b) AAL Capital Management Corporation serves as principal underwriter/distributor for shares of each of the Funds.

Name and Principal                           Position and Offices                   Position and Offices
  Business Address                               with AAL CMC                          with the Funds
  ----------------                               ------------                          --------------

Robert G. Same                              Director and President                       President
222 W. College Ave.
Appleton, WI 54919

Charles D. Gariboldi, Jr.                       Vice President                           Treasurer
222 W. College Ave.
Appleton, WI 54919

Woodrow E. Eno                              Director and Chairman                Trustee and Vice President
222 W. College Ave.
Appleton, WI 54919

James H. Abitz                      Director and Senior Vice President and             Vice President
222 W. College Avenue                      Chief Investment Officer
Appleton, WI 54919

Frederick D. Kelsven                     Vice President and Secretary                    Secretary
222 W. College Avenue
Appleton, WI 54919

James H. Krueger                         Vice President and Director                        None
3301 N. Ballard Rd. Suite A
Appleton, WI 54911

Marnie L. Loomans-Thuecks                       Vice President                              None
4321 N. Ballard Rd.
Appleton, WI  54914

Michael J. Mevis                                Vice President                              None
222 W. College Avenue
Appleton, WI 54919

Paul M. Stadler                                 Vice President                              None
222 W. College Avenue
Appleton, WI 54919

Lori T. Richardson                              Vice President                              None
125 N. Superior St.
Appleton, WI  54911

Jeffrey L. Verhagen                             Vice President                              None
4321 N. Ballard Rd.
Appleton, WI  54914

Charles A. Friedman                             Vice President                              None
4321 N. Ballard Rd.
Appleton, WI  54914

Carl J. Rudolph                                    Director                                 None
4321 N. Ballard Rd.
Appleton, WI  54914

Thomas R. Mischka                               Vice President                              None
4321 N. Ballard Road
Appleton, WI 54919

Jon M. Stellmacher                       Director and Vice President                        None
4321 N. Ballard Road
Appleton, WI 54919

Gordon Beckler                                  Vice President                              None
4321 N. Ballard Road
Appleton, WI 54919

Jeffrey R. Kargus                                 Treasurer                                 None
4321 N. Ballard Road
Appleton, WI 54919

Steven R. Wendt                          Chief Financial Officer and                        None
4321 N. Ballard Road                            Vice President
Appleton, WI 54919

David C. Francis                                Vice President                              None
222 W. College Avenue
Appleton, WI 54919

John N. Bock                                    Vice President                              None
222 W. College Avenue
Appleton, WI 54919

Reginald L. Pfeifer                             Vice President                              None
222 W. College Avenue
Appleton, WI 54919

Brian W. Picard                            Chief Compliance Officer                         None
222 W. College Avenue                         and Vice President
Appleton, WI 54919

Bryan K. Stoltenberg                     Director and Vice President                        None
4321 N. Ballard Road
Appleton, WI 54919

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by the Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Funds and the Funds’ Custodian as follows: all documents required to be maintained by Rule 31a-1(b) will be maintained by the Funds, (222 W. College Avenue, Appleton, WI 54919-0007) except that records required to be maintained by paragraph (2)(iv) of Rule 31a-1(b) will be maintained by the Custodian (Citibank, N.A., 111 Wall Street, New York, NY 10043)

Item 29. Management Services

Not Applicable

Item 30. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this amended registration statement under rule 485(b) of the Securities Act of 1933 and has duly caused this amended registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Appleton and State of Wisconsin on this 17th day of July 2001.

THE AAL MUTUAL FUNDS

 By:   /s/ Robert G. Same
       -------------------
       Robert G. Same
       President

        Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Robert G. Same                              President                               July 17, 2001
----------------------------------------
Robert G. Same                                  (Principal Executive Officer)

/s/ Charles D. Gariboldi                        Treasurer                               July 17, 2001
----------------------------------------
Charles D. Gariboldi                            (Principal Accounting Officer and
                                                Chief Financial Officer)

All of the Board of Trustees:

       F. Gregory Campbell            Woodrow E. Eno            Edward W. Smeds
       Lawrence M. Woods              Richard L. Gady           John O. Gilbert

        Robert G. Same, by signing his name hereto, does hereby sign this document on behalf of himself and each of the other above-named Trustees of The AAL Mutual Funds pursuant to the powers of attorney duly executed by such persons.

/s/ Robert G. Same                                                                     July 17, 2001
Robert G. Same
Attorney-in-Fact

Index to Exhibits
For
The AAL Mutual Funds

Exhibit Number                                            Name of Exhibit

(d)(i)       Amendment 14 to the Investment Advisory Agreement with AAL CMC effective September 1, 2000

(d)(ii)      Amendment 15 to the Investment Advisory Agreement with AAL CMC effective July 17, 2001

(e)(i)       Amendment 10 to the Distribution Agreement with AAL CMC effective July 1, 2000

(e)(ii)      Amendment 11 to the Distribution Agreement with AAL CMC effective July 17, 2001

(h)(i)       Amendment 4 to the Administrative Services Agreement between the Funds and AAL effective
             July 17, 2001

(h)(ii)      Amendment 8 to the Shareholder Maintenance Agreement effective July 1, 2000

(h)(iii)     Amendment 9 to the Shareholder Maintenance Agreement effective July 17, 2001

(h)(iv)      Transfer Agency Agreement with PFPC dated February 1, 2001

(h)( v)      Amendment 1 to the Transfer Agency Agreement with PFPC effective July 17, 2001

(i)          Opinion and Consent of Counsel

(j)(i)       Consent of Independent Auditors - A, B and Institutional Shares

(j)(ii)      Consent of Independent Auditors - Target Funds

(m)(i)       Amendment 2 to the Distribution (12b-1) Plan effective July 1, 2000

(m)(ii)      Amendment 3 to the Distribution (12b-1) Plan effective July 17, 2001

(p)(i)       Code of Ethics for AAL and Affiliates

(p)(ii)      Code of Ethics for Sub-Adviser, Oechsle International Advisors LLC

(p)(iii)     Code of Ethics for Pacific Investment Management Company

(p)(iv)      Code of Ethics for Janus Capital Corporation